UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04087

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Manning & Napier Fund, Inc.

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(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY 14450

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(Address of principal executive offices)(Zip Code)

Paul J. Battaglia 290 Woodcliff Drive, Fairport, NY 14450

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(Name and address of agent for service)

Registrant’s telephone number, including area code: 585-325-6880

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Date of fiscal year end: October 31

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Date of reporting period: November 1, 2019 through October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1:	Reports to Stockholders.

www.manning-napier.com

Manning & Napier Fund, Inc.

Equity Series

Beginning on June 25, 2021, as permitted by Securities and Exchange Commission regulations, paper copies of the Series’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

You may elect to receive all future annual and semi-annual reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

We have all been tested, and we continue to be tested.

The pandemic, economic shutdowns, the fastest stock market selloff in world history followed by a startling rebound in global markets, social unrest, wildfires and hurricanes, the accelerating dominance of technology in our lives, and, of course, political change, all describe what has been an historically challenging year.

Maybe it should come as no surprise that after all the turmoil, we yearn for a return to normalcy, for simplicity and clarity, and perhaps, less drama.

Yet no matter how exhausted we may feel about our world today, we cannot hide our heads in the sand. The profound and even existential challenges we face, both as a country and as a globe, are not going away.

Change will continue, and it may well accelerate from here.

As investors, it is all too easy to get caught up in these turbulent moments—to let emotion get the best of us—to fail to see the forest for the trees.

The question we must ask ourselves is, in such an era of uncertainty, what is the best way to navigate the paths that lie before us?

We believe the answer is, in many ways, an evergreen one, and we hope it offers you a helpful perspective.

It is to invest for the long-term, not speculate on short-term developments. It is to take an active, hands-on approach to investment decisions. It is to be patient, disciplined, and confident when the right investment opportunities present themselves. And it is to be constantly attentive to risk, particularly the most significant risks, permanent loss of capital and the risk of falling short of realizing long-term needs and goals.

These are the same investing principles that we have been successfully implementing for clients since our founding over 50 years ago.

Whether you are an individual investor, a financial advisor, or an institutional investor making decisions on behalf of others, you can trust that we are well equipped to handle whatever challenges the markets have in store for us next.

We wish you safety and good health, and we appreciate your continued confidence in our firm and our approach.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Equity Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term growth of capital by investing primarily in common stocks. The Series may invest in large-, mid- and small-size companies within the US.

Performance Commentary

Broad US equity markets posted positive returns for the twelve-month period ending October 31, 2020, though there was notable performance differentiation within the US equity market. During the period, large-cap stocks outperformed small- and mid-cap stocks, while growth stocks outperformed their value counterparts by one of the largest margins on record.

The Equity Series Class S delivered positive returns during the year and outperformed the Russell 3000® Index, returning 14.00% and 10.15%, respectively.

Outperformance was primarily driven by stock selection, led by decisions in Financials. Within Financials, the largest contributors to relative returns were overweight allocations to BlackRock (the world’s largest asset management firm) and Moody’s Corporation, and S&P Global (both part of our Credit Rating Agency basket). On an individual security basis, ServiceNow (a leading provider of cloud-based software that automates as variety of back-office functions for large enterprises), PayPal (an e-Commerce payments company), and Electronic Arts (which develops, publishes, and distributes video game software and digital content for a range of devices) were among the largest contributors to relative returns.

Alternatively, selection within Consumer Discretionary, led by an overweight allocation to Dollar Tree (which owns and operates small-box discount variety stores offering merchandise at fixed and multi-price points under two core banners: Dollar Tree and Family Dollar), was the largest detractor to relative returns. Additionally, an overweight to the Energy sector served as a detractor as falling oil prices amid worries over reduced demand during the global pandemic presented a headwind for the sector.

The Series experienced a significant amount of activity during the year as the unprecedented environment unfolded. While we believe the economy has reset to an early cycle phase, we would caution against excessive optimism as we expect growth will ultimately settle in at a slower pace than before the pandemic. Considering that backdrop, we gradually increased exposure to companies we think will benefit from the economic recovery – through vaccine development, economic reopening, infrastructure spending, and other stimulus measures – such as in the energy, hotel, and construction materials industries. We also believe in maintaining exposure to more long-term trends and opportunities, such as the positions we’ve held in companies driven by secular growth in areas such as cloud computing, e-commerce, payment processing, and gaming, to name a few. As always, we continue to monitor the environment and remain opportunistic as we actively position client portfolios in what we believe are attractive long-term values.

Please see the next page for additional performance information as of October 31, 2020.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Commentary prepared using data provided by FactSet. Analysis Manning & Napier. Commentary presented is relative to the Russell 3000® Index. Additional information and associated disclosures can be found on the Performance Update page of this report.

The data presented is for informational purposes only. It is not to be considered a specific stock recommendation.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk, small-cap/mid-cap risk, and interest rate risk.

2

Equity Series

Performance Update as of October 31, 2020

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS
	AS OF OCTOBER 31, 2020
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Equity Series - Class S2	14.00%	13.32%	11.69%
Equity Series - Class W2,3	15.15%	13.69%	11.87%
Russell 3000® Index[4]	10.15%	11.48%	12.80%

The following graph compares the value of a $10,000 investment in the Equity Series - Class S for the ten years ended October 31, 2020 to the Russell 3000® Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2020, this net expense ratio was 1.05% for Class S and 0.05% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.31% for Class S and 1.06% for Class W for the year ended October 31, 2020.

3For periods through March 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

4The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

Equity Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*	EXPENSE
	5/1/20	10/31/20	5/1/20 - 10/31/20	RATIO
Class S
Actual	$1,000.00	$1,124.00	$5.61	1.05%
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.86	$5.33	1.05%
Class W
Actual	$1,000.00	$1,129.20	$0.27	0.05%
Hypothetical
(5% return before expenses)	$1,000.00	$1,024.89	$0.25	0.05%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

4

Equity Series

Portfolio Composition as of October 31, 2020
(unaudited)

Sector Allocation[1]
1As a percentage of net assets.

5

Equity Series

Investment Portfolio - October 31, 2020

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 97.7%

Communication Services - 10.1%
Entertainment - 3.8%
Activision Blizzard, Inc.	10,485	$794,029
Electronic Arts, Inc.*	7,120	853,190
The Walt Disney Co.	5,280	640,200
		2,287,419
Interactive Media & Services - 4.3%
Alphabet, Inc. - Class A*	775	1,252,485
Alphabet, Inc. - Class C*	105	170,206
Facebook, Inc. - Class A*	4,430	1,165,577
		2,588,268
Media - 2.0%
Charter Communications, Inc. - Class A*	2,005	1,210,659
Total Communication Services		6,086,346
Consumer Discretionary - 13.8%
Hotels, Restaurants & Leisure - 1.2%
Hilton Worldwide Holdings, Inc.	7,895	693,260
Internet & Direct Marketing Retail - 5.2%
Amazon.com, Inc.*	480	1,457,352
Expedia Group, Inc.	17,815	1,677,282
		3,134,634
Multiline Retail - 3.5%
Dollar General Corp.	4,685	977,806
Dollar Tree, Inc.*	12,755	1,152,032
		2,129,838
Specialty Retail - 2.7%
AutoZone, Inc.*	625	705,613
The TJX Companies, Inc.	17,845	906,526
		1,612,139
Textiles, Apparel & Luxury Goods - 1.2%
NIKE, Inc. - Class B	6,040	725,283
Total Consumer Discretionary		8,295,154
Consumer Staples - 8.7%
Beverages - 5.0%
The Coca-Cola Co.	35,675	1,714,541
Constellation Brands, Inc. - Class A	2,610	431,250
PepsiCo, Inc.	6,670	889,044
		3,034,835
Food & Staples Retailing - 0.9%
Sysco Corp.	9,630	532,635
Food Products - 2.8%
Mondelez International, Inc. - Class A	31,680	1,682,842
Total Consumer Staples		5,250,312
Energy - 7.0%
Oil, Gas & Consumable Fuels - 7.0%
Cabot Oil & Gas Corp.	59,435	1,057,349
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Chevron Corp.	3,300	$229,350
Concho Resources, Inc.	10,680	443,327
ConocoPhillips	16,845	482,104
EOG Resources, Inc.	20,485	701,406
EQT Corp.	37,170	562,754
Exxon Mobil Corp.	7,485	244,161
Pioneer Natural Resources Co.	6,165	490,487
Total Energy		4,210,938
Financials - 11.3%
Banks - 1.2%
East West Bancorp, Inc.	19,750	720,480
Capital Markets - 7.7%
BlackRock, Inc.	1,625	973,716
Cboe Global Markets, Inc.	7,155	581,630
CME Group, Inc.	3,770	568,214
Intercontinental Exchange, Inc.	12,180	1,149,792
Moody’s Corp.	2,545	669,081
S&P Global, Inc	2,125	685,801
		4,628,234
Diversified Financial Services - 1.4%
Berkshire Hathaway, Inc. - Class B*	4,125	832,838
Insurance - 1.0%
W. R. Berkley Corp.	9,775	587,673
Total Financials		6,769,225
Health Care - 13.4%
Biotechnology - 3.3%
BioMarin Pharmaceutical, Inc.*	8,590	639,354
Incyte Corp.*	2,835	245,624
Seagen, Inc.*	2,835	472,878
Vertex Pharmaceuticals, Inc.*	2,960	616,746
		1,974,602
Health Care Equipment & Supplies - 2.3%
Boston Scientific Corp.*	12,075	413,810
IDEXX Laboratories, Inc.*	890	378,090
Intuitive Surgical, Inc.*	455	303,522
West Pharmaceutical Services, Inc.	1,145	311,520
		1,406,942
Health Care Providers & Services - 3.3%
Humana, Inc.	2,300	918,344
UnitedHealth Group, Inc.	3,410	1,040,527
		1,958,871
Life Sciences Tools & Services - 1.8%
Thermo Fisher Scientific, Inc.	2,315	1,095,273
Pharmaceuticals - 2.7%
Johnson & Johnson	9,140	1,253,185

The accompanying notes are an integral part of the financial statements.

 6

Equity Series

Investment Portfolio - October 31, 2020

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals (continued)
Zoetis, Inc.	2,160	$342,468
		1,595,653
Total Health Care		8,031,341
Industrials - 3.1%
Commercial Services & Supplies - 0.9%
Copart, Inc.*	4,725	521,451
Professional Services - 1.1%
Insperity, Inc.	8,635	661,268
Road & Rail - 1.1%
Norfolk Southern Corp.	3,215	672,321
Total Industrials		1,855,040
Information Technology - 22.2%
Electronic Equipment, Instruments & Components -1.5%
CDW Corp.	7,390	906,014
IT Services - 8.6%
Mastercard, Inc. - Class A	6,055	1,747,715
PayPal Holdings, Inc.*	8,030	1,494,624
Square, Inc. - Class A*	1,725	267,168
Verra Mobility Corp.*	38,005	365,228
Visa, Inc. - Class A	7,080	1,286,507
		5,161,242
Semiconductors & Semiconductor Equipment - 3.0%
Micron Technology, Inc.*	24,920	1,254,473
NVIDIA Corp.	1,140	571,550
		1,826,023
Software - 9.1%
Anaplan, Inc.*	7,815	432,560
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Software (continued)
Microsoft Corp.	11,230	$2,273,738
salesforce.com, Inc.*	3,575	830,365
ServiceNow, Inc.*	3,885	1,933,060
		5,469,723
Total Information Technology		13,363,002
Materials - 4.2%
Chemicals - 1.6%
FMC Corp.	9,510	977,057
Construction Materials - 1.7%
Martin Marietta Materials, Inc.	1,435	382,212
Vulcan Materials Co.	4,370	632,951
		1,015,163
Containers & Packaging - 0.9%
Graphic Packaging Holding Co.	42,190	560,705
Total Materials		2,552,925
Real Estate - 3.9%
Equity Real Estate Investment Trusts (REITS) - 3.9%
American Tower Corp.	3,475	798,034
Equinix, Inc.	860	628,866
SBA Communications Corp.	3,050	885,629
Total Real Estate		2,312,529
TOTAL COMMON STOCKS
(Identified Cost $43,176,943)		58,726,812

SHORT-TERM INVESTMENT - 2.5%

Dreyfus Government Cash Management, Institutional Shares, 0.02%[1]
(Identified Cost $1,514,116)	1,514,116	1,514,116

TOTAL INVESTMENTS - 100.2%
(Identified Cost $44,691,059)		60,240,928
LIABILITIES, LESS OTHER ASSETS - (0.2%)		(93,707)
NET ASSETS - 100%		$60,147,221

*Non-income producing security.

1Rate shown is the current yield as of October 31, 2020.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

 7

Equity Series

Statement of Assets and Liabilities

October 31, 2020

ASSETS:

Investments, at value (identified cost $44,691,059) (Note 2)	$60,240,928
Dividends receivable	15,556
Receivable for fund shares sold	5,329
Prepaid and other expenses	8,852

TOTAL ASSETS	60,270,665

LIABILITIES:

Accrued management fees (Note 3)	23,431
Accrued shareholder services fees (Class S) (Note 3)	13,335
Accrued fund accounting and administration fees (Note 3)	11,187
Accrued transfer agent fees (Note 3)	5,883
Accrued Chief Compliance Officer service fees (Note 3)	1,253
Accrued sub-transfer agent fees (Note 3)	66
Payable for fund shares repurchased	33,550
Audit fees payable	21,484
Printing fees payable	8,488
Other payables and accrued expenses	4,767

TOTAL LIABILITIES	123,444

TOTAL NET ASSETS	$60,147,221

NET ASSETS CONSIST OF:

Capital stock	$41,991
Additional paid-in-capital	40,036,912
Total distributable earnings (loss)	20,068,318

TOTAL NET ASSETS	$60,147,221

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($59,788,799/4,174,291 shares)	$14.32

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($358,422/24,847 shares)	$14.42	[1]

1The net asset value of Class W Shares was calculated using unrounded net assets of $358,421.96 divided by the unrounded shares outstanding of 24,847.417.

The accompanying notes are an integral part of the financial statements.

 8

Equity Series

Statement of Operations

For the Year Ended October 31, 2020

INVESTMENT INCOME:

Dividends	$668,850

EXPENSES:

Management fees (Note 3)	459,931
Shareholder services fees (Class S) (Note 3)	152,469
Fund accounting and administration fees (Note 3)	43,167
Directors’ fees (Note 3)	7,561
Chief Compliance Officer service fees (Note 3)	3,264
Sub-transfer agent fees (Note 3)	24
Audit fees	41,613
Custodian fees	4,097
Miscellaneous	89,908

Total Expenses	802,034
Less reduction of expenses (Note 3)	(161,496)

Net Expenses	640,538

NET INVESTMENT INCOME	28,312

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on-
Investments	4,920,314
Litigation proceeds (Note 4)	119,678
5,039,992
Net change in unrealized appreciation (depreciation) on investments	2,979,452

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	8,019,444

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,047,756

The accompanying notes are an integral part of the financial statements.

 9

Equity Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/20	FOR THE YEAR ENDED 10/31/19
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$28,312	$81,196
Net realized gain (loss) on investments	5,039,992	6,764,451
Net change in unrealized appreciation (depreciation) on investments	2,979,452	3,236,054

Net increase (decrease) from operations	8,047,756	10,081,701

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(6,221,729)	(10,873,259)
Class W	(33,999)	—

Total distributions to shareholders	(6,255,728)	(10,873,259)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(5,714,473)	(4,700,431)

Net increase (decrease) in net assets	(3,922,445)	(5,491,989)

NET ASSETS:

Beginning of year	64,069,666	69,561,655

End of year	$60,147,221	$64,069,666

The accompanying notes are an integral part of the financial statements.

 10

Equity Series

Financial Highlights - Class S*

	FOR THE YEAR ENDED
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.89	$14.28	$14.27	$12.20	$16.62
Income from investment operations:
Net investment income (loss)[1]	0.01	0.02	(0.02)	0.01	(0.07)
Net realized and unrealized gain (loss) on investments	1.81	1.86	1.07	2.63	0.64
Total from investment operations	1.82	1.88	1.05	2.64	0.57
Less distributions to shareholders:
From net investment income	(0.03)	(0.01)	—	—	(0.00)[2]
From net realized gain on investments	(1.36)	(2.26)	(1.04)	(0.57)	(4.99)
Total distributions to shareholders	(1.39)	(2.27)	(1.04)	(0.57)	(4.99)
Net asset value - End of year	$14.32	$13.89	$14.28	$14.27	$12.20
Net assets - End of year (000’s omitted)	$59,789	$63,701	$69,562	$83,355	$98,470
Total return[3]	14.00% [4]	16.88%	7.67%	22.68% [5]	6.16%
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.05%	1.05%	1.05%	1.05%	1.05%
Net investment income (loss)	0.04%	0.12%	(0.17% )	0.10%	(0.55% )
Series portfolio turnover	49%	48%	45%	71%	40%

*Effective March 1, 2017, Class A shares of the Series have been designated as Class S shares.

**The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.26%	0.24%	0.17%	0.15%	0.09%

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

4Includes litigation proceeds. Excluding this amount, the Class’ total return is 13.76%.

5Includes litigation proceeds. Excluding this amount, the Class’ total return is 21.48%.

The accompanying notes are an integral part of the financial statements.

11

Equity Series

Financial Highlights - Class W

	FOR THE YEAR ENDED 10/31/20	FOR THE PERIOD 3/1/19[1] TO 10/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$13.98	$12.53
Income from investment operations:
Net investment income[2]	0.14	0.09
Net realized and unrealized gain (loss) on investments	1.82	1.36
Total from investment operations	1.96	1.45
Less distributions to shareholders:
From net investment income	(0.16)	—
From net realized gain on investments	(1.36)	—
Total distributions to shareholders	(1.52)	—
Net asset value - End of period	$14.42	$13.98
Net assets - End of period (000’s omitted)	$358	$369
Total return[3]	15.15% [4]	11.57%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%	0.05%	[5]
Net investment income	1.03%	1.04%	[5]
Series portfolio turnover	49%	48%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

1.01%	1.00%	[5]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Includes litigation proceeds. Excluding this amount, the Class’ total return is 14.99%.

5Annualized.

The accompanying notes are an integral part of the financial statements.

12

Equity Series

Notes to Financial Statements

1.	Organization

Equity Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth of capital.

The Series is authorized to issue two classes of shares (Class S and Class W). Each class of shares is substantially the same, except that Class S shares bear shareholder servicing fees.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2020, 6.3 billion shares have been designated in total among 15 series, of which 200 million have been designated as Equity Series Class S common stock and 100 million have been designated as Equity Series Class W common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input

13

Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2020 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Communication Services	$6,086,346	$6,086,346	$—	$—
Consumer Discretionary	8,295,154	8,295,154	—	—
Consumer Staples	5,250,312	5,250,312	—	—
Energy	4,210,938	4,210,938	—	—
Financials	6,769,225	6,769,225	—	—
Health Care	8,031,341	8,031,341	—	—
Industrials	1,855,040	1,855,040	—	—
Information Technology	13,363,002	13,363,002	—	—
Materials	2,552,925	2,552,925	—	—
Real Estate	2,312,529	2,312,529	—	—
Short-Term Investment	1,514,116	1,514,116	—	—
Total assets	$60,240,928	$60,240,928	$—	$—

There were no Level 2 or Level 3 securities held by the Series as of October 31, 2019 or October 31, 2020.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2020, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

14

Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2017 through October 31, 2020. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.75% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pay a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S shares. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

15

Equity Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

The Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Series’ expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and waived Class W management fees (collectively, “excluded expenses”), to 0.80% of the average daily net assets of the Class S shares and 0.05% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $2,524 in management fees for Class W shares for the year ended October 31, 2020. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $158,100 and $872 for Class S and Class W shares, respectively, for the year ended October 31, 2020. These amounts are included as a reduction of expenses on the Statement of Operations. For the year ended October 31, 2020, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

As of October 31, 2020, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING OCTOBER 31,
	2022	2023
Class S	$108,913	$158,100
Class W	612	872

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated February 13, 2020, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended October 31, 2020, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $29,494,138 and $40,070,455, respectively. There were no purchases or sales of U.S. Government securities.

The Series received proceeds from settlement of litigation where they were able to recover a portion of investment losses previously realized by the Series. This amount is shown as litigation proceeds in the Statement of Operations.

16

Equity Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in Class S and Class W shares of Equity Series were:

CLASS S	FOR THE YEAR ENDED 10/31/20		FOR THE YEAR ENDED 10/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	456,165	$5,779,151	269,984	$3,457,862
Reinvested	461,351	6,066,767	943,883	10,628,123
Repurchased	(1,328,493)	(17,536,295)	(1,499,648)	(19,117,104)
Total	(410,977)	$(5,690,377)	(285,781)	$(5,031,119)

CLASS W	FOR THE YEAR ENDED 10/31/20		FOR TH PERIOD 3/1/19 (COMMENCEMENT OF OPERATIONS) TO 10/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	—	$—	28,317	$356,802
Reinvested	2,589	33,999	—	—
Repurchased	(4,135)	(58,095)	(1,924)	(26,114)
Total	(1,546)	$(24,096)	26,393	$330,688

At October 31, 2020, the Advisor and its affiliates owned 12.2% of the Series.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund (with the exception of Credit Series) may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in August 2021 unless extended or renewed. During the year ended October 31, 2020, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2020.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

17

Equity Series

Notes to Financial Statements (continued)

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and the use of equalization. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended October 31, 2020, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $313,690 and decrease Total Distributable Earnings by $313,690. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/20	FOR THE YEAR ENDED 10/31/19
Ordinary income	$939,196	$3,116,908
Long-term capital gains	5,316,532	7,756,351

At October 31, 2020, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$45,479,177
Unrealized appreciation	16,539,920
Unrealized depreciation	(1,778,169)
Net unrealized appreciation	$14,761,751
Undistributed ordinary income	$543,621
Undistributed long-term capital gains	$4,762,947

10.	Market Event

In March 2020, the World Health Organization declared COVID-19 (a novel coronavirus) to be a pandemic. The situation is dynamic. Global financial markets have experienced and may continue to experience significant volatility resulting from the spread of COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Series’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Series’ service providers and disrupt the Series’ operations. Management of the Series will continue to monitor the impact of COVID-19.

18

Equity Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Equity Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Equity Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

December 14, 2020

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

19

Equity Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $677,929 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 72.12%.

The Series designates $5,330,837 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Code for the fiscal year ended October 31, 2020.

20

Equity Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) Special meeting, held on April 22, 2020 (the “April 22nd Board Meeting”), a new Investment Advisory Agreement (the “New Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered for approval by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). The Board was asked to consider the New Agreement because of a transaction that impacted Manning & Napier, Inc. (“MN Inc.”), the ultimate parent company of the Advisor.

In March of this year, William Manning, who is the co-founder of MN Inc. and then Chairman of the MN Inc. Board of Directors, delivered to the company an exchange notice under the terms of the exchange agreement (the “Exchange Agreement”) that was entered into at the time that MN Inc. became a public company in 2011. Pursuant to the Exchange Agreement, Mr. Manning indicated that he would tender the entirety of his private interests in Manning & Napier Group, LLC (“MN Group”), the managing member of the Advisor, exchangeable for cash or shares of MN Inc. Class A common stock. On April 9, 2020, MN Inc. delivered to Mr. Manning a letter indicating that, as permitted under the Exchange Agreement, it would satisfy Mr. Manning’s exchange request by purchasing all of Mr. Manning’s private interests in MN Group (the “Transaction”). The Transaction settled on May 11, 2020, which resulted in the divestiture of Mr. Manning’s entire ownership in MN Group.

The Transaction was deemed to result in a change of control of the Advisor under the 1940 Act, and therefore resulted in the assignment and automatic termination of the investment advisory agreement pursuant to which the Advisor provided advisory services to the Series (the “Existing Agreement”). The Board was asked to consider the approval of the New Agreement, to become effective upon shareholder approval, so that the Advisor’s management of the Series would continue without any interruption.

Because the Existing Agreement terminated at the time of the closing of the Transaction on May 11, 2020, and prior to the time that shareholders had an opportunity to approve the New Agreement, at a meeting held on April 17, 2020, in reliance on Rule 15a-4 under the 1940 Act, the Board approved an “interim” investment management agreement (the “Interim Advisory Agreement”). This Interim Advisory Agreement permitted the Advisor to continue to provide investment advisory services to the Series for a period of 150 days after the Transaction closed, while the Series solicited shareholder votes to approve the New Agreement.

As discussed in greater detail below, at the April 22nd Board Meeting, the Board, including all of the Independent Directors, approved the New Agreement, and unanimously recommended the approval of the New Agreement to the Series’ shareholders.

In preparation for the April 22nd Board Meeting, the Directors requested that the Advisor furnish information necessary to evaluate the terms of the New Agreement. The Board also considered information that the Board previously reviewed in connection with its most recent approval of the Existing Agreement, which occurred at an in-person meeting held on November 21, 2019. Additionally, as part of that prior approval, the Directors conducted a working session on October 25, 2019 during which they reviewed and discussed extensive information provided by the Advisor that was requested on their behalf. The Directors used this information, as well as other information submitted to the Board in connection with the April 22nd Board Meeting and other meetings held since the most recent renewals of the Existing Agreement, to help them decide whether to approve the New Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Advisor regarding, among other things: (i) the terms, conditions, and expected timing of the Transaction; (ii) the nature, extent and quality of the services to be provided by the Advisor under the New Agreement; (iii) the proposed advisory fee to be paid to the Advisor under the New Agreement; (iv) the Advisor’s compliance program; and (v) the Advisor’s investment management personnel.

At the April 22nd Board Meeting, the Directors, including all of the Independent Directors, based on their evaluation of the information provided by the Advisor and other service providers of the Series, approved the New Agreement. As part of their evaluation, the Independent Directors received advice from independent counsel and met in executive session outside the presence of Fund management. In considering the approval of the New Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Advisor; (ii) the investment performance of the Series and the Advisor; and (iii) the fees to be paid to the Advisor under the New Agreement, as discussed in further detail below. In addition, the Board, in considering the New Agreement in the context of the Transaction, relied upon representations from the Advisor that: (i) the Transaction was not expected to result in any material changes to the nature, quality and extent of services provided to the Series by the Advisor that are discussed below; (ii) the Advisor did not anticipate any material changes to its compliance programs or code of ethics in connection with the Transaction; and (iii) the portfolio managers for the Series were not expected to change in connection with the Transaction.

21

Equity Series

Renewal of Investment Advisory Agreement

(unaudited)

Nature, Extent and Quality of Services Provided by the Advisor

In considering the nature, extent and quality of the services to be provided by the Advisor, the Board reviewed the portfolio management services to be provided by the Advisor to the Series, including the quality of the continuing portfolio management personnel and the Advisor’s compliance history and compliance program. The Directors reviewed the terms of the proposed New Agreement and noted that the New Agreement does not materially differ from the Existing Agreement. The Directors also reviewed the Advisor’s investment and risk management approaches for the Series. The most recent investment adviser registration form (Form ADV) for the Advisor also was available to the Board. The Directors also considered other services to be provided to the Series by the Advisor specifically, such as monitoring the Series’ investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to each Series by the Advisor under the New Agreement support approval of the New Agreement.

Investment Performance of the Advisor

In connection with its most recent approval of the continuation of the Existing Agreement and other meetings held during the course of the trailing 12-month period, the Board was provided with reports regarding each Series’ performance over various time periods. As part of these meetings, the Advisor and its representatives provided information regarding and, as applicable, led discussions of factors impacting the Advisor’s performance for the Series, outlining current market conditions and explaining their expectations and strategies for the future. The Directors determined that it was appropriate to take into account its consideration of the Advisor’s performance at meetings held prior to the April 22nd Board Meeting. The Board also reviewed detailed performance information for the Series through March 31, 2020. In doing so, the Directors determined that the Advisor’s performance was satisfactory, or, where the Advisor’s performance was materially below a Series’ benchmarks and or peer group, the Directors were satisfied by the reasons for the underperformance and/or the steps taken by the Advisor in an effort to improve performance. Based on this information and the Advisor’s representations that the portfolio managers for the Series were not expected to change in connection with the Transaction, the Board concluded, within the context of its full deliberations, that the investment results that the Advisor had been able to achieve for each Series support approval of the New Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

With respect to the cost of advisory services, the Board considered that the investment advisory fees payable to the Advisor under the New Agreement are the same as the investment advisory fee payable to the Advisor under the Existing Agreement. With respect to profitability and economies of scale, the Board considered the Advisor’s profitability and economies of scale from management of the Series when the Board most recently approved the continuation of the Existing Agreement. Accordingly, the Directors did not make any conclusions regarding the Advisor’s profitability, or the extent to which economies of scale would be realized, in consideration of the Transaction, but will do so during future considerations of the New Agreement.

Conclusion

While formal Board action was not taken with respect to the conclusions discussed above, those conclusions formed, in part, the basis for the Board’s approval of the New Agreement at the April 22nd Board Meeting. The Board concluded, in the exercise of its reasonable judgment, that the terms of the New Agreement, including the compensation to be paid thereunder, is reasonable in relation to the services expected to be provided by the Advisor to the Series and that the appointment of the Advisor and the approval of the New Agreement would be in the best interest of the Series and their shareholders. Based on the Directors’ deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, including all of the Independent Directors, unanimously approved (a) the appointment of the Advisor as investment adviser to the Series, and (b) the New Agreement.

The Board did not indicate that any single factor was determinative of its decision to approve the Agreement, but indicated that the Board based its determination on the total mix of information available to it.

The New Agreement became effective upon shareholder approval received at the June 30, 2020 Shareholder Meeting for all Series except for the Pro-Blend Maximum Term Series, the Pro-Blend Moderate Term Series and the Equity Series. The approval of the New Agreement for the Pro-Blend Maximum Term Series, the Pro-Blend Moderate Term Series and the Equity Series became effective upon shareholder approval received at a Shareholder meeting held on August 18, 2020.

22

Equity Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since November 2018[1]
Principal Occupation(s) During Past 5 Years:

Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004 – 2006) – Manning & Napier Advisors, LLC and affiliates

Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer

Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997 – 2019) – Ashley Companies (property management and investment)
Number of Portfolios Overseen within Fund Complex:	16
Other Directorships Held Outside Fund Complex During Past 5 Years:	Ashley Companies since 1997

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 – PMSV Holdings LLC (investments); Managing Member (2010 – 2016) – Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) since 2000; PureEarth(non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000 – 2017);

23

Equity Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	82
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Partner (1995 – 2006 & 2013 – 2018); Senior Counsel (2006 – 2012) – McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit) since 2007; Amherst Early Music, Inc. (non-profit) since 2009; Gotham Early Music Scene, Inc. (non-profit) since 2009; S’Cool Sounds, Inc. (non-profit) since 2017

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	85
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President since 1994 – The Greening Group (business consultants); Partner since 2006 – The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university) since 1972; Culinary Institute of America (non-profit college) since 1985; George Eastman Museum (museum) since 1988; National Restaurant Association (restaurant trade organization) (1978 – 2020)

Name:	Russell O. Vernon
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Governance & Nominating Committee Member since April 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009 – 2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015 – 2020) – National Purple Heart Hall of Honor, Inc. (military)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003 – 2011) – General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015 – 2019);

24

Equity Series

Directors’ and Officers’ Information

(unaudited)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	33
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Regulatory Administration Manager since 2018; Fund Administration Manager (2015 – 2018); Mutual Fund Compliance Specialist (2009 – 2015) – Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011 – 2016) – Manning & Napier Fund, Inc.; Corporate Secretary, Director since 2019 – Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014 – 2018); Compliance Supervisor (2013 – 2014); Broker-Dealer Compliance Supervisor (2011 – 2013); Broker-Dealer Compliance Analyst (2010 – 2011) - Manning & Napier Advisors, LLC& Affiliates; Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007 – 2009) – Wall Street Financial Group; Compliance Specialist (2003 – 2007) – Manning & Napier Advisors, LLC & Affiliates

Name:	Scott Morabito
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	32
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017 – 2019)
Principal Occupation(s) During Past 5 Years:	Managing Director of Operations since 2019; Director of Funds Group (2017 – 2019); Fund Product and Strategy Manager (2014 – 2017); Senior Product and Strategy Analyst (2013 – 2014); Product and Strategy Analyst (2011 – 2013) – Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.

Name:	Troy Statczar
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Director, Foreside Treasurer Services since 2020 – Foreside Financial Group; Director of Fund Administration (2017 – 2019) – Thornburg Investment Management, Inc.; Director of U.S. Operations (2008 – 2017) – Henderson Global Investors N.A., Inc

25

Equity Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Sarah Turner
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:

Attorney since 2018 – Manning & Napier Advisors, LLC and affiliates; Counsel (2017 – 2018) – Harter Secrest and Emery LLP; Legal Counsel (2010 – 2017) – Manning & Napier Advisors, LLC and affiliates

Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

* Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

1 The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

26

Equity Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNEQY-10/20-AR

27

www.manning-napier.com

Manning & Napier Fund, Inc.

Disciplined Value Series

Beginning on June 25, 2021, as permitted by Securities and Exchange Commission regulations, paper copies of the Series’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

You may elect to receive all future annual and semi-annual reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

We have all been tested, and we continue to be tested.

The pandemic, economic shutdowns, the fastest stock market selloff in world history followed by a startling rebound in global markets, social unrest, wildfires and hurricanes, the accelerating dominance of technology in our lives, and, of course, political change, all describe what has been an historically challenging year.

Maybe it should come as no surprise that after all the turmoil, we yearn for a return to normalcy, for simplicity and clarity, and perhaps, less drama.

Yet no matter how exhausted we may feel about our world today, we cannot hide our heads in the sand. The profound and even existential challenges we face, both as a country and as a globe, are not going away.

Change will continue, and it may well accelerate from here.

As investors, it is all too easy to get caught up in these turbulent moments—to let emotion get the best of us—to fail to see the forest for the trees.

The question we must ask ourselves is, in such an era of uncertainty, what is the best way to navigate the paths that lie before us?

We believe the answer is, in many ways, an evergreen one, and we hope it offers you a helpful perspective.

It is to invest for the long-term, not speculate on short-term developments. It is to take an active, hands-on approach to investment decisions. It is to be patient, disciplined, and confident when the right investment opportunities present themselves. And it is to be constantly attentive to risk, particularly the most significant risks, permanent loss of capital and the risk of falling short of realizing long-term needs and goals.

These are the same investing principles that we have been successfully implementing for clients since our founding over 50 years ago.

Whether you are an individual investor, a financial advisor, or an institutional investor making decisions on behalf of others, you can trust that we are well equipped to handle whatever challenges the markets have in store for us next.

We wish you safety and good health, and we appreciate your continued confidence in our firm and our approach.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Disciplined Value Series

Fund Commentary

(unaudited)

Investment Objective

To provide competitive returns consistent with the broad equity market while also providing a level of capital protection during market downturns. The Series is designed to offer a diversified portfolio of dividend-paying US equity securities. Using a systematic process with a focus on mid- to large-capitalization US companies, securities are selected based on factors such as free cash flow generation and earnings power, minimum dividend yield, dividend sustainability, and financial health.

Performance Commentary

Broad US equity markets posted positive returns for the twelve-month period ending October 31, 2020, though there was notable performance differentiation within the US equity market. Over the one-year period, large-cap stocks outperformed small- and mid-cap stocks, while growth stocks outperformed their value counterparts by one of the largest margins on record.

The Disciplined Value Series Class S outperformed the Russell 1000® Index, returning -7.09% and -7.57%, respectively.

From a factor perspective, the large- to mega-capitalization nature of the strategy aided relative returns as larger capitalization stocks outperformed their smaller counterparts within the large-capitalization value investment universe. In contrast, the strategy’s emphasis on above market dividend yielding businesses weighed on relative returns. Our analysis indicates that among large-capitalization value constituents, the lowest/no dividend yielding quartile significantly outperformed its highest yielding counterpart over the one-year period.

From a sector standpoint, an overweight to Health Care, the highest returning sector, as well as an underweight to Energy, the worst performing sector over the one-year period, aided returns. In contrast, one of the largest detractions occurred in the Financials sector, driven by investments within the Banking industry, an area of the market that continues to be challenged by the low interest rate environment. In addition, specific companies owned within the Health Care sector weighed on relative returns.

Within the Series, we pursue opportunities for shareholders through our disciplined screening process. Our goal is to generate stable income with the potential for capital growth. Importantly, this approach will continue to emphasize risk management as a critical component in managing the Series.

Please see the next page for additional performance information as of October 31, 2020.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Commentary prepared using data provided by FactSet and Morningstar. Analysis Manning & Napier. Commentary presented is relative to the Russell 1000® Value Index. Additional information and associated disclosures can be found on the Performance Update page of this report.

The data presented is for informational purposes only. It is not to be considered a specific stock recommendation.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk and mid-cap risk. The Series invests primarily in dividend-paying equity securities, with a focus on mid- to large- cap companies. There is no assurance or guarantee that such companies will declare, continue to pay, or increase dividends. Stocks of mid-cap companies tend to be more volatile than those of large-cap companies, as mid-cap companies tend to be more susceptible to adverse business or economic events than larger, more established companies. In addition, because the Advisor manages the Series using a disciplined screening process, the Series is subject to the additional risk that the investment approach may not be successful. Further, the Advisor does not intend to make frequent changes to the Series’ portfolio in response to market movements.

©2020 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied, adapted or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information, except where such damages or losses cannot be limited or excluded by law in your jurisdiction. Past financial performance is no guarantee of future results.

2

Disciplined Value Series

Performance Update as of October 31, 2020
(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS
	AS OF OCTOBER 31, 2020
	ONE	FIVE	TEN
	YEAR[1]	YEAR	YEAR
Disciplined Value Series - Class I2	(6.89)%	8.20%	9.82%
Disciplined Value Series - Class S2,3	(7.09)%	7.94%	9.53%
Disciplined Value Series - Class W2,3	(6.45)%	8.37%	9.90%
Disciplined Value Series - Class Z2,3	(6.77)%	8.24%	9.84%
Russell 1000® Value Index[4]	(7.57)%	5.82%	9.48%

The following graph compares the value of a $1,000,000 investment in the Disciplined Value Series - Class I for the ten years ended October 31, 2020 to the Russell 1000® Value Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2020, this net expense ratio was 0.76% for Class S, 0.55% for Class I, 0.14% for Class W and 0.45% for Class Z. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.76% for Class S, 0.55% for Class I, 0.44% for Class W and 0.45% for Class Z for the year ended October 31, 2020.

3For periods through the inception of Class S on September 21, 2018 the performance is hypothetical and is based on the historical performance of Class I shares adjusted for Class S shares’ charges and expenses. For periods through March, 1, 2019 (the inception date of the Class W and Class Z shares), performance for the Class W and Class Z shares is based on the historical performance of the Class I shares. Because the Class W and Class Z shares invest in the same portfolio of securities as the Class I shares, performance for the respective shares will be different only to the extent that the Class I shares have a higher expense ratio.

4The Russell 1000® Value Index is an unmanaged, market capitalization-weighted index consisting of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

Disciplined Value Series

Shareholder Expense Example
(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/20	ENDING ACCOUNT VALUE 10/31/20	EXPENSES PAID DURING PERIOD* 5/1/20 - 10/31/20	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,053.40	$3.92	0.76%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.32	$3.86	0.76%
Class I
Actual	$1,000.00	$1,054.60	$2.94	0.57%
Hypothetical
(5% return before expenses)	$1,000.00	$1,022.27	$2.90	0.57%
Class W
Actual	$1,000.00	$1,058.10	$0.83	0.16%
Hypothetical
(5% return before expenses)	$1,000.00	$1,024.33	$0.81	0.16%
Class Z
Actual	$1,000.00	$1,055.20	$2.48	0.48%
Hypothetical
(5% return before expenses)	$1,000.00	$1,022.72	$2.44	0.48%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

4

Disciplined Value Series

Portfolio Composition as of October 31, 2020
(unaudited)

Sector Allocation[1]
1As a percentage of net assets.

5

Disciplined Value Series

Investment Portfolio - October 31, 2020

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 98.6%

Communication Services - 1.8%
Media - 1.8%
Comcast Corp. - Class A	139,720	$5,901,773
Consumer Discretionary - 6.1%
Distributors - 0.4%
Genuine Parts Co.	14,184	1,282,659
Household Durables - 0.4%
Garmin Ltd.	13,705	1,425,594
Specialty Retail - 4.6%
Best Buy Co., Inc.	21,241	2,369,434
The Home Depot, Inc.	45,104	12,029,688
		14,399,122
Textiles, Apparel & Luxury Goods - 0.7%
VF Corp.	31,470	2,114,784
Total Consumer Discretionary		19,222,159
Consumer Staples - 13.8%
Beverages - 0.6%
Constellation Brands, Inc. - Class A	10,805	1,785,310
Food & Staples Retailing - 5.1%
The Kroger Co.	66,280	2,134,879
Sysco Corp.	31,650	1,750,562
Walmart, Inc.	88,208	12,238,860
		16,124,301
Food Products - 5.7%
Archer-Daniels-Midland Co.	43,972	2,033,265
Conagra Brands, Inc.	50,524	1,772,887
General Mills, Inc.	49,653	2,935,485
The Hershey Co.	17,036	2,341,769
Hormel Foods Corp.	33,282	1,620,501
The J.M. Smucker Co.	12,297	1,379,723
Mondelez International, Inc. - Class A	85,000	4,515,200
Tyson Foods, Inc. - Class A	28,060	1,605,874
		18,204,704
Household Products - 2.4%
Colgate-Palmolive Co.	53,492	4,219,984
Kimberly-Clark Corp.	24,514	3,250,311
		7,470,295
Total Consumer Staples		43,584,610
Energy - 2.0%
Energy Equipment & Services - 0.4%
Baker Hughes Co.	80,732	1,192,412
Oil, Gas & Consumable Fuels - 1.6%
ConocoPhillips	51,857	1,484,147
EOG Resources, Inc.	32,991	1,129,612
Marathon Petroleum Corp.	51,162	1,509,279
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Valero Energy Corp.	29,751	$1,148,686
		5,271,724
Total Energy		6,464,136
Financials - 15.0%
Banks - 12.0%
Bank of America Corp.	316,539	7,501,974
Citigroup, Inc.	91,818	3,803,102
Fifth Third Bancorp	57,770	1,341,419
JP Morgan Chase & Co.	105,820	10,374,593
The PNC Financial Services Group, Inc.	20,928	2,341,425
Regions Financial Corp.	92,505	1,230,317
Truist Financial Corp.	85,086	3,583,822
U.S. Bancorp	92,580	3,605,991
Wells Fargo & Co.	197,036	4,226,422
		38,009,065
Insurance - 3.0%
The Allstate Corp.	21,816	1,936,170
Chubb Ltd.	26,220	3,406,240
Cincinnati Financial Corp.	12,141	858,854
The Hartford Financial Services Group,
Inc.	31,829	1,226,053
The Travelers Companies, Inc.	16,490	1,990,508
		9,417,825
Total Financials		47,426,890
Health Care - 17.9%
Biotechnology - 3.3%
AbbVie, Inc.	77,631	6,606,398
Gilead Sciences, Inc.	67,333	3,915,414
		10,521,812
Health Care Equipment & Supplies - 1.9%
Medtronic plc.	58,172	5,850,358
Health Care Providers & Services - 0.4%
Quest Diagnostics, Inc.	11,464	1,400,213
Pharmaceuticals - 12.3%
Bristol-Myers Squibb Co.	107,249	6,268,704
Eli Lilly & Co.	32,733	4,270,347
Johnson & Johnson	79,378	10,883,518
Merck & Co., Inc.	112,525	8,463,005
Pfizer, Inc.	250,764	8,897,107
		38,782,681
Total Health Care		56,555,064
Industrials - 22.3%
Aerospace & Defense - 3.6%
General Dynamics Corp.	17,619	2,313,903
Lockheed Martin Corp.	14,639	5,125,553

The accompanying notes are an integral part of the financial statements.

6

Disciplined Value Series

Investment Portfolio - October 31, 2020

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Aerospace & Defense (continued)
Raytheon Technologies Corp.	70,602	$3,835,101
		11,274,557
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	15,244	1,348,027
Building Products - 1.5%
Johnson Controls International plc	70,033	2,956,093
Trane Technologies plc .	13,685	1,816,684
		4,772,777
Commercial Services & Supplies - 1.0%
Waste Management, Inc.	29,926	3,229,315
Electrical Equipment - 2.8%
Eaton Corp. plc	31,890	3,309,863
Emerson Electric Co.	49,669	3,218,054
Rockwell Automation, Inc.	9,606	2,277,775
		8,805,692
Industrial Conglomerates - 3.5%
3M Co.	32,739	5,236,930
Honeywell International, Inc.	35,988	5,936,221
		11,173,151
Machinery - 5.4%
Caterpillar, Inc.	33,153	5,206,679
Cummins, Inc.	13,379	2,941,908
Dover Corp.	10,915	1,208,400
Illinois Tool Works, Inc.	20,579	4,031,014
Parker-Hannifin Corp.	8,556	1,782,728
Stanley Black & Decker, Inc.	10,285	1,709,367
		16,880,096
Road & Rail - 2.9%
Norfolk Southern Corp.	13,462	2,815,174
Union Pacific Corp.	36,196	6,413,569
		9,228,743
Trading Companies & Distributors - 1.2%
Fastenal Co.	54,079	2,337,835
W. W. Grainger, Inc.	4,097	1,434,032
		3,771,867
Total Industrials		70,484,225
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology - 16.4%
Communications Equipment - 2.1%
Cisco Systems, Inc.	187,969	$6,748,087
IT Services - 4.1%
Accenture plc - Class A	21,128	4,582,874
Automatic Data Processing, Inc.	19,585	3,093,647
International Business Machines Corp.	47,356	5,287,771
		12,964,292
Semiconductors & Semiconductor Equipment - 8.2%
Analog Devices, Inc.	20,488	2,428,442
Intel Corp.	177,492	7,859,346
KLA Corp.	11,804	2,327,513
QUALCOMM, Inc.	39,837	4,914,292
Skyworks Solutions, Inc.	11,282	1,594,034
Texas Instruments, Inc.	46,751	6,759,727
		25,883,354
Software - 1.7%
Oracle Corp.	94,775	5,317,825
Technology Hardware, Storage & Peripherals - 0.3%
NetApp, Inc.	22,921	1,006,003
Total Information Technology		51,919,561
Materials - 3.3%
Chemicals - 2.8%
International Flavors & Fragrances, Inc.	7,353	754,859
Linde plc (United Kingdom)	19,933	4,392,037
LyondellBasell Industries N.V. - Class A	27,410	1,876,214
PPG Industries, Inc.	14,337	1,859,796
		8,882,906
Metals & Mining - 0.5%
Nucor Corp.	32,512	1,552,773
Total Materials		10,435,679
TOTAL COMMON STOCKS
(Identified Cost $307,987,081)		311,994,097

SHORT-TERM INVESTMENT - 1.2%

Dreyfus Government Cash Management,
Institutional Shares, 0.02%[1]
(Identified Cost $3,814,809)	3,814,809	3,814,809

TOTAL INVESTMENTS - 99.8%
(Identified Cost $311,801,890)		315,808,906
OTHER ASSETS, LESS LIABILITIES - 0.2%		505,044
NET ASSETS - 100%		$316,313,950

1Rate shown is the current yield as of October 31, 2020.

The accompanying notes are an integral part of the financial statements.

7

Disciplined Value Series

Investment Portfolio - October 31, 2020

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

8

Disciplined Value Series

Statement of Assets and Liabilities

October 31, 2020

ASSETS:

Investments, at value (identified cost $311,801,890) (Note 2)	$315,808,906
Dividends receivable	539,533
Receivable for fund shares sold	365,978
Foreign tax reclaims receivable	1,220
Prepaid and other expenses	22,906

TOTAL ASSETS	316,738,543

LIABILITIES:

Accrued sub-transfer agent fees (Note 3)	68,722
Accrued management fees (Note 3)	60,714
Accrued fund accounting and administration fees (Note 3)	20,254
Accrued distribution and service (Rule 12b-1) fees (Class S) (Note 3)	14,214
Accrued Chief Compliance Officer service fees (Note 3)	1,253
Payable for fund shares repurchased	177,298
Accrued transfer agent fees	32,798
Audit fees payable	21,832
Other payables and accrued expenses	27,508

TOTAL LIABILITIES	424,593

TOTAL NET ASSETS	$316,313,950

NET ASSETS CONSIST OF:

Capital stock	$455,538
Additional paid-in-capital	333,763,016
Total distributable earnings (loss)	(17,904,604)

TOTAL NET ASSETS	$316,313,950

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($64,205,376/9,463,703 shares)	$6.78

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($120,221,159/16,806,863 shares)	$7.15

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($116,105,929/17,077,120 shares)	$6.80

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z
($15,781,486/2,206,065 shares)	$7.15

The accompanying notes are an integral part of the financial statements.

9

Disciplined Value Series

Statement of Operations

For the Year Ended October 31, 2020

INVESTMENT INCOME:

Dividends	$10,081,348

EXPENSES:

Management fees (Note 3)	1,008,679
Sub-transfer agent fees (Note 3)	212,211
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	184,933
Fund accounting and administration fees (Note 3)	79,188
Directors’ fees (Note 3)	40,176
Chief Compliance Officer service fees (Note 3)	3,264
Transfer agent fees	115,322
Custodian fees	11,119
Recoupment of past waived and/or reimbursed fees	7,349
Miscellaneous	193,290

Total Expenses	1,855,531
Less reduction of expenses (Note 3)	(355,859)

Net Expenses	1,499,672

NET INVESTMENT INCOME	8,581,676

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	(22,422,146)

Net change in unrealized appreciation (depreciation) on investments	(13,056,997)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(35,479,143)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(26,897,467)

The accompanying notes are an integral part of the financial statements.

10

Disciplined Value Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/20	FOR THE YEAR ENDED 10/31/19
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$8,581,676	$5,881,630
Net realized gain (loss) on investments	(22,422,146)	9,065,670
Net change in unrealized appreciation (depreciation) on investments	(13,056,997)	15,139,900

Net increase (decrease) from operations	(26,897,467)	30,087,200

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

Class S	(4,023,980)	(17,499,976)
Class I	(6,604,992)	(12,602,886)
Class W	(6,362,946)	(1,057,248)
Class Z	(734,913)	(199,160)

Total distributions to shareholders.	(17,726,831)	(31,359,270)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	45,534,562	155,724,402

Net increase (decrease) in net assets	910,264	154,452,332

NET ASSETS:

Beginning of year	315,403,686	160,951,354

End of year	$316,313,950	$315,403,686

The accompanying notes are an integral part of the financial statements.

11

Disciplined Value Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$7.67	$8.77	$11.42	$10.16	$11.64

Income (loss) from investment operations:
Net investment income[1]	0.16	0.16	0.16	0.20	0.22
Net realized and unrealized gain (loss) on investments	(0.68)	0.54	0.72	1.89	0.53
Total from investment operations	(0.52)	0.70	0.88	2.09	0.75
Less distributions to shareholders:
From net investment income	(0.14)	(0.19)	(0.27)	(0.33)	(0.32)
From net realized gain on investments	(0.23)	(1.61)	(3.26)	(0.50)	(1.91)
Total distributions to shareholders	(0.37)	(1.80)	(3.53)	(0.83)	(2.23)

Net asset value - End of year	$6.78	$7.67	$8.77	$11.42	$10.16
Net assets - End of year (000’s omitted)	$64,205	$83,332	$72,088	$30,940	$15,022
Total return[2]	(7.09% )	11.11%	8.14%	21.52%	7.99%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.76%	0.82%	0.85%	0.82%	0.82%
Net investment income	2.26%	2.14%	1.71%	1.91%	2.19%
Series portfolio turnover	29%	35%	96%	34%	39%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	N/A	0.04%	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

12

Disciplined Value Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	10/31/20[1]	10/31/19[1]	10/31/18[1]	10/31/17[1]	10/31/16[1]
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$8.07	$8.31	$9.58	$8.31	$8.97

Income (loss) from investment operations:
Net investment income[2]	0.18	0.19	0.17	0.20	0.20
Net realized and unrealized gain (loss) on investments	(0.71)	0.61	0.59	1.56	0.43
Total from investment operations	(0.53)	0.80	0.76	1.76	0.63
Less distributions to shareholders:
From net investment income	(0.16)	(0.12)	(0.17)	(0.20)	(0.20)
From net realized gain on investments	(0.23)	(0.92)	(1.86)	(0.29)	(1.09)
Total distributions to shareholders	(0.39)	(1.04)	(2.03)	(0.49)	(1.29)

Net asset value - End of year	$7.15	$8.07	$8.31	$9.58	$8.31
Net assets - End of year (000’s omitted)	$120,221	$137,296	$88,864	$117,357	$152,751
Total return[3]	(6.89% )	11.44%	8.35%	21.86%	8.24%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%	0.58%	0.60%	0.57%	0.57%
Net investment income	2.45%	2.38%	2.05%	2.24%	2.46%
Series portfolio turnover	29%	35%	96%	34%	39%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	N/A	0.04%	N/A	N/A

1Per share amounts have been adjusted to reflect a 1.75-for-1 stock split effective after the close of business on December 5, 2019.

2Calculated based on average shares outstanding during the years.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

13

Disciplined Value Series

Financial Highlights - Class W

	FOR THE	FOR THE
	YEAR	PERIOD
	ENDED	3/1/19[1] TO
	10/31/20	10/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$7.69	$7.36

Income (loss) from investment operations:
Net investment income[2]	0.20	0.13
Net realized and unrealized gain (loss) on investments	(0.68)	0.35
Total from investment operations	(0.48)	0.48
Less distributions to shareholders:
From net investment income	(0.18)	(0.15)
From net realized gain on investments	(0.23)	—
Total distributions to shareholders	(0.41)	(0.15)

Net asset value - End of period	$6.80	$7.69
Net assets - End of period (000’s omitted)	$116,106	$76,322
Total return[3]	(6.45% )	6.58%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.14% [4]	0.15% [5]
Net investment income	2.84%	2.63% [5]
Series portfolio turnover	29%	35%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.30%	0.32% [5]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Includes recoupment of past waived and/or reimbursed fees. Excluding this amount, the expense ratio (to average net assets) would have decreased by less than 0.01%.

5Annualized.

The accompanying notes are an integral part of the financial statements.

14

Disciplined Value Series

Financial Highlights - Class Z

	FOR THE	FOR THE
	YEAR	PERIOD
	ENDED	3/1/19[2] TO
	10/31/20[1]	10/31/19[1]
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.07	$7.67

Income (loss) from investment operations:
Net investment income[3]	0.19	0.12
Net realized and unrealized gain (loss) on investments	(0.72)	0.36
Total from investment operations	(0.53)	0.48
Less distributions to shareholders:
From net investment income	(0.16)	(0.08)
From net realized gain on investments	(0.23)	—
Total distributions to shareholders	(0.39)	(0.08)

Net asset value - End of period	$7.15	$8.07
Net assets - End of period (000’s omitted)	$15,781	$18,454
Total return[4]	(6.77% )	6.31%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45% [5]	0.45% [6]
Net investment income	2.55%	2.35% [6]
Series portfolio turnover	29%	35%

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	0.02% [6]

1Per share amounts have been adjusted to reflect a 1.75-for-1 stock split effective after the close of business on December 5, 2019.

2Commencement of operations.

3Calculated based on average shares outstanding during the periods.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods. Periods less than one year are not annualized.

5Includes recoupment of past waived and/or reimbursed fees. Excluding this amount, the expense ratio (to average net assets) would have decreased by 0.01%.

6Annualized.

The accompanying notes are an integral part of the financial statements.

15

Disciplined Value Series

Notes to Financial Statements

1.	Organization

Disciplined Value Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide competitive returns consistent with the broad equity market while providing a level of capital protection during market downturns.

The Series is authorized to issue four classes of shares (Class S, I, W, and Z). Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2020, 6.3 billion shares have been designated in total among 15 series, of which 100 million have been designated as Disciplined Value Series Class I common stock, Disciplined Value Series Class S common stock, Disciplined Value Series Class W common stock, and Disciplined Value Series Class Z common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2

16

Disciplined Value Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2020 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Communication Services	$5,901,773	$5,901,773	$—	$—
Consumer Discretionary	19,222,159	19,222,159	—	—
Consumer Staples	43,584,610	43,584,610	—	—
Energy	6,464,136	6,464,136	—	—
Financials	47,426,890	47,426,890	—	—
Health Care	56,555,064	56,555,064	—	—
Industrials	70,484,225	70,484,225	—	—
Information Technology	51,919,561	51,919,561	—	—
Materials	10,435,679	10,435,679	—	—
Short-Term Investment	3,814,809	3,814,809	—	—
Total assets	$315,808,906	$315,808,906	$—	$—

There were no Level 2 or Level 3 securities held by the Series as of October 31, 2019 or October 31, 2020.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only

17

Disciplined Value Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2020, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2017 through October 31, 2020. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.30% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an amount not to exceed 0.15% of the average daily net assets of the Class S and Class I shares. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary.

18

Disciplined Value Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund.

The Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Series’ expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), to 0.60% of the average daily net assets of the Class I and Class S shares, 0.45% of the average daily net assets of the Class Z shares, and 0.15% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $355,859 in management fees for Class W shares for the year ended October 31, 2020. In addition, pursuant to the separate expense limitation agreement, the Advisor did not waive or reimburse expenses for Class W and Class Z for the year ended October 31, 2020.

For the year ended October 31, 2020, the Advisor recouped the following waivers and/or reimbursements previously recorded by the Series:

CLASS	RECOUPED AMOUNT
Class W	$5,197
Class Z	2,152

There are no remaining expenses eligible to be recouped by the Advisor.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement dated February 13, 2020, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended October 31, 2020, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $133,035,941 and $96,055,696, respectively. There were no purchases or sales of U.S. Government securities.

19

Disciplined Value Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class W, and Class Z shares of Disciplined Value Series were:

CLASS S	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/20		10/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,185,798	$15,335,701	7,454,001	$55,765,138
Reinvested	520,096	3,841,892	2,522,364	17,068,654
Repurchased	(4,104,449)	(28,362,891)	(7,335,152)	(51,979,899)
Total	(1,398,555)	$(9,185,298)	2,641,213	$20,853,893

CLASS I	FOR THE YEAR ENDED			FOR THE YEAR ENDED
	10/31/20			10/31/19
	SHARES		AMOUNT	SHARES		AMOUNT
Sold	6,855,394	[1]	$48,439,828	13,377,180	[1]	$100,547,027
Reinvested	810,028	[1]	6,258,066	1,589,499	[1]	11,256,166
Repurchased	(7,878,944)[1]		(56,327,596)	(8,633,595)[1]		(66,396,088)
Total	(213,522)[1]		$(1,629,702)	6,333,084	[1]	$45,407,105

CLASS W			FOR THE PERIOD 3/1/19
	FOR THE YEAR ENDED		(COMMENCEMENT OF OPERATIONS)
	10/31/20		TO 10/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	8,913,190	$68,986,024	10,277,841	$74,540,349
Reinvested	850,647	6,172,499	137,393	1,023,018
Repurchased	(2,615,296)	(17,905,560)	(486,655)	(3,569,394)
Total	7,148,541	$57,252,963	9,928,579	$71,993,973

CLASS Z				FOR THE PERIOD 3/1/19
	FOR THE YEAR ENDED			(COMMENCEMENT OF OPERATIONS)
	10/31/20			TO 10/31/19
	SHARES		AMOUNT	SHARES		AMOUNT
Sold	671,860	[1]	$5,033,822	3,172,955	[1]	$24,404,587
Reinvested	95,097	[1]	734,913	15,372	[1]	119,095
Repurchased	(847,733)[1]		(6,672,136)	(901,486)[1]		(7,054,251)
Total	(80,776)[1]		$(903,401)	2,286,841	[1]	$17,469,431

1Effective after the close of business on December 5, 2019, the total outstanding shares of Class I and Z of the Disciplined Value Series split on a 1.75-for-1 basis. The impact of the stock split increased the number of shares outstanding by a factor of 1.75, while decreasing the NAV per share and market price per share by a factor of 1.75, resulting in no effect on fund net assets or on the total value of a shareholder’s investment.

At October 31, 2020, the Advisor and its affiliates owned 0.1% of the Series.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund (with the exception of Credit Series) may borrow under the line of credit for temporary or emergency purposes,

20

Disciplined Value Series

Notes to Financial Statements (continued)

6.	Line of Credit (continued)

including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in August 2021 unless extended or renewed. During the year ended October 31, 2020, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2020.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatment in the timing of recognition of net investment income, or gains and losses, including losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED 10/31/20	ENDED 10/31/19
Ordinary income	$9,212,400	$7,145,068
Long-term capital gains	8,514,431	24,214,202

At October 31, 2020, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$315,115,672
Unrealized appreciation	32,273,492
Unrealized depreciation	(31,580,258)
Net unrealized appreciation	$693,234
Undistributed ordinary income	$2,260,496
Capital loss carryforwards	$(20,858,336)

At October 31, 2020, the Series had net short-term capital loss carryforwards of $12,700,637 and net long-term capital loss carryforwards of $8,157,699, which may be carried forward indefinitely.

9.	Market Event

In March 2020, the World Health Organization declared COVID-19 (a novel coronavirus) to be a pandemic. The situation is dynamic. Global financial markets have experienced and may continue to experience significant volatility resulting from the spread of COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions,

21

Disciplined Value Series

Notes to Financial Statements (continued)

9.	Market Event (continued)

lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Series’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Series’ service providers and disrupt the Series’ operations. Management of the Series will continue to monitor the impact of COVID-19.

22

Disciplined Value Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Disciplined Value Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Disciplined Value Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

December 14, 2020

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

23

Disciplined Value Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $9,097,913 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 97.44%.

24

Disciplined Value Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) Special meeting, held on April 22, 2020 (the “April 22nd Board Meeting”), a new Investment Advisory Agreement (the “New Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered for approval by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). The Board was asked to consider the New Agreement because of a transaction that impacted Manning & Napier, Inc. (“MN Inc.”), the ultimate parent company of the Advisor.

In March of this year, William Manning, who is the co-founder of MN Inc. and then Chairman of the MN Inc. Board of Directors, delivered to the company an exchange notice under the terms of the exchange agreement (the “Exchange Agreement”) that was entered into at the time that MN Inc. became a public company in 2011. Pursuant to the Exchange Agreement, Mr. Manning indicated that he would tender the entirety of his private interests in Manning & Napier Group, LLC (“MN Group”), the managing member of the Advisor, exchangeable for cash or shares of MN Inc. Class A common stock. On April 9, 2020, MN Inc. delivered to Mr. Manning a letter indicating that, as permitted under the Exchange Agreement, it would satisfy Mr. Manning’s exchange request by purchasing all of Mr. Manning’s private interests in MN Group (the “Transaction”). The Transaction settled on May 11, 2020, which resulted in the divestiture of Mr. Manning’s entire ownership in MN Group.

The Transaction was deemed to result in a change of control of the Advisor under the 1940 Act, and therefore resulted in the assignment and automatic termination of the investment advisory agreement pursuant to which the Advisor provided advisory services to the Series (the “Existing Agreement”). The Board was asked to consider the approval of the New Agreement, to become effective upon shareholder approval, so that the Advisor’s management of the Series would continue without any interruption.

Because the Existing Agreement terminated at the time of the closing of the Transaction on May 11, 2020, and prior to the time that shareholders had an opportunity to approve the New Agreement, at a meeting held on April 17, 2020, in reliance on Rule 15a-4 under the 1940 Act, the Board approved an “interim” investment management agreement (the “Interim Advisory Agreement”). This Interim Advisory Agreement permitted the Advisor to continue to provide investment advisory services to the Series for a period of 150 days after the Transaction closed, while the Series solicited shareholder votes to approve the New Agreement.

As discussed in greater detail below, at the April 22nd Board Meeting, the Board, including all of the Independent Directors, approved the New Agreement, and unanimously recommended the approval of the New Agreement to the Series’ shareholders.

In preparation for the April 22nd Board Meeting, the Directors requested that the Advisor furnish information necessary to evaluate the terms of the New Agreement. The Board also considered information that the Board previously reviewed in connection with its most recent approval of the Existing Agreement, which occurred at an in-person meeting held on November 21, 2019. Additionally, as part of that prior approval, the Directors conducted a working session on October 25, 2019 during which they reviewed and discussed extensive information provided by the Advisor that was requested on their behalf. The Directors used this information, as well as other information submitted to the Board in connection with the April 22nd Board Meeting and other meetings held since the most recent renewals of the Existing Agreement, to help them decide whether to approve the New Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Advisor regarding, among other things: (i) the terms, conditions, and expected timing of the Transaction; (ii) the nature, extent and quality of the services to be provided by the Advisor under the New Agreement; (iii) the proposed advisory fee to be paid to the Advisor under the New Agreement; (iv) the Advisor’s compliance program; and (v) the Advisor’s investment management personnel.

At the April 22nd Board Meeting, the Directors, including all of the Independent Directors, based on their evaluation of the information provided by the Advisor and other service providers of the Series, approved the New Agreement. As part of their evaluation, the Independent Directors received advice from independent counsel and met in executive session outside the presence of Fund management. In considering the approval of the New Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Advisor; (ii) the investment performance of the Series and the Advisor; and (iii) the fees to be paid to the Advisor under the New Agreement, as discussed in further detail below. In addition, the Board, in considering the New Agreement in the context of the Transaction, relied upon representations from the Advisor that: (i) the Transaction was not expected to result in any material changes to the nature, quality and extent of services provided to the Series by the Advisor that are discussed below; (ii) the Advisor did not anticipate any material changes to its compliance programs or code of ethics in connection with the Transaction; and (iii) the portfolio managers for the Series were not expected to change in connection with the Transaction.

25

Disciplined Value Series

Renewal of Investment Advisory Agreement

(unaudited)

Nature, Extent and Quality of Services Provided by the Advisor

In considering the nature, extent and quality of the services to be provided by the Advisor, the Board reviewed the portfolio management services to be provided by the Advisor to the Series, including the quality of the continuing portfolio management personnel and the Advisor’s compliance history and compliance program. The Directors reviewed the terms of the proposed New Agreement and noted that the New Agreement does not materially differ from the Existing Agreement. The Directors also reviewed the Advisor’s investment and risk management approaches for the Series. The most recent investment adviser registration form (Form ADV) for the Advisor also was available to the Board. The Directors also considered other services to be provided to the Series by the Advisor specifically, such as monitoring the Series’ investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to each Series by the Advisor under the New Agreement support approval of the New Agreement.

Investment Performance of the Advisor

In connection with its most recent approval of the continuation of the Existing Agreement and other meetings held during the course of the trailing 12-month period, the Board was provided with reports regarding each Series’ performance over various time periods. As part of these meetings, the Advisor and its representatives provided information regarding and, as applicable, led discussions of factors impacting the Advisor’s performance for the Series, outlining current market conditions and explaining their expectations and strategies for the future. The Directors determined that it was appropriate to take into account its consideration of the Advisor’s performance at meetings held prior to the April 22nd Board Meeting. The Board also reviewed detailed performance information for the Series through March 31, 2020. In doing so, the Directors determined that the Advisor’s performance was satisfactory, or, where the Advisor’s performance was materially below a Series’ benchmarks and or peer group, the Directors were satisfied by the reasons for the underperformance and/or the steps taken by the Advisor in an effort to improve performance. Based on this information and the Advisor’s representations that the portfolio managers for the Series were not expected to change in connection with the Transaction, the Board concluded, within the context of its full deliberations, that the investment results that the Advisor had been able to achieve for each Series support approval of the New Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

With respect to the cost of advisory services, the Board considered that the investment advisory fees payable to the Advisor under the New Agreement are the same as the investment advisory fee payable to the Advisor under the Existing Agreement. With respect to profitability and economies of scale, the Board considered the Advisor’s profitability and economies of scale from management of the Series when the Board most recently approved the continuation of the Existing Agreement. Accordingly, the Directors did not make any conclusions regarding the Advisor’s profitability, or the extent to which economies of scale would be realized, in consideration of the Transaction, but will do so during future considerations of the New Agreement.

Conclusion

While formal Board action was not taken with respect to the conclusions discussed above, those conclusions formed, in part, the basis for the Board’s approval of the New Agreement at the April 22nd Board Meeting. The Board concluded, in the exercise of its reasonable judgment, that the terms of the New Agreement, including the compensation to be paid thereunder, is reasonable in relation to the services expected to be provided by the Advisor to the Series and that the appointment of the Advisor and the approval of the New Agreement would be in the best interest of the Series and their shareholders. Based on the Directors’ deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, including all of the Independent Directors, unanimously approved (a) the appointment of the Advisor as investment adviser to the Series, and (b) the New Agreement.

The Board did not indicate that any single factor was determinative of its decision to approve the Agreement, but indicated that the Board based its determination on the total mix of information available to it.

The New Agreement became effective upon shareholder approval received at the June 30, 2020 Shareholder Meeting for all Series except for the Pro-Blend Maximum Term Series, the Pro-Blend Moderate Term Series and the Equity Series. The approval of the New Agreement for the Pro-Blend Maximum Term Series, the Pro-Blend Moderate Term Series and the Equity Series became effective upon shareholder approval received at a Shareholder meeting held on August 18, 2020.

26

Disciplined Value Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since November 2018[1]
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004 – 2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997-2019) - Ashley Companies (property management and investment)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Ashley Companies since 1997

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 – PMSV Holdings LLC (investments); Managing Member (2010 – 2016) – Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) since 2000; PureEarth(non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000 – 2017);

27

Disciplined Value Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	82
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Partner (1995 – 2006 & 2013 – 2018); Senior Counsel (2006 – 2012) – McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit) since 2007; Amherst Early Music, Inc. (non-profit) since 2009; Gotham Early Music Scene, Inc. (non-profit) since 2009; S’Cool Sounds, Inc. (non-profit) since 2017

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	85
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President since 1994 – The Greening Group (business consultants); Partner since 2006 – The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:

Rochester Institute of Technology (university) since 1972; Culinary Institute of America (non-profit college) since 1985; George Eastman Museum (museum) since 1988; National Restaurant Association (restaurant trade organization) (1978 – 2020)

Name:	Russell O. Vernon
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Governance & Nominating Committee Member since April 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009 – 2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015 – 2020) – National Purple Heart Hall of Honor, Inc. (military)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003 – 2011) – General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:

Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015 – 2019);

28

Disciplined Value Series

Directors’ and Officers’ Information

(unaudited)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	33
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Regulatory Administration Manager since 2018; Fund Administration Manager (2015 – 2018); Mutual Fund Compliance Specialist (2009 – 2015) – Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011 – 2016) – Manning & Napier Fund, Inc.; Corporate Secretary, Director since 2019 – Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014 – 2018); Compliance Supervisor (2013 – 2014); Broker-Dealer Compliance Supervisor (2011 – 2013); Broker-Dealer Compliance Analyst (2010 – 2011) – Manning & Napier Advisors, LLC& Affiliates; Broker- Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007 – 2009) – Wall Street Financial Group; Compliance Specialist (2003 – 2007) – Manning & Napier Advisors, LLC & Affiliates

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	32
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017 – 2019)
Principal Occupation(s) During Past 5 Years:	Managing Director of Operations since 2019; Director of Funds Group (2017 – 2019); Fund Product and Strategy Manager (2014 – 2017); Senior Product and Strategy Analyst (2013 – 2014); Product and Strategy Analyst (2011 – 2013) – Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.

Name:	Troy Statczar
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Director, Foreside Treasurer Services since 2020 – Foreside Financial Group; Director of Fund Administration (2017 – 2019) – Thornburg Investment Management, Inc.; Director of U.S. Operations (2008 – 2017) – Henderson Global Investors N.A., Inc

29

Disciplined Value Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	Attorney since 2018 – Manning & Napier Advisors, LLC and affiliates; Counsel (2017 – 2018) – Harter Secrest and Emery LLP; Legal Counsel (2010 – 2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

*Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

30

Disciplined Value Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End

2.	Fund Holdings - Quarter-End

3.	Shareholder Report - Annual

4.	Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNDIV-10/20-AR

31

www.manning-napier.com

Manning & Napier Fund, Inc.

Overseas Series

Beginning on June 25, 2021, as permitted by Securities and Exchange Commission regulations, paper copies of the Series’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

You may elect to receive all future annual and semi-annual reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

We have all been tested, and we continue to be tested.

The pandemic, economic shutdowns, the fastest stock market selloff in world history followed by a startling rebound in global markets, social unrest, wildfires and hurricanes, the accelerating dominance of technology in our lives, and, of course, political change, all describe what has been an historically challenging year.

Maybe it should come as no surprise that after all the turmoil, we yearn for a return to normalcy, for simplicity and clarity, and perhaps, less drama.

Yet no matter how exhausted we may feel about our world today, we cannot hide our heads in the sand. The profound and even existential challenges we face, both as a country and as a globe, are not going away.

Change will continue, and it may well accelerate from here.

As investors, it is all too easy to get caught up in these turbulent moments—to let emotion get the best of us—to fail to see the forest for the trees.

The question we must ask ourselves is, in such an era of uncertainty, what is the best way to navigate the paths that lie before us?

We believe the answer is, in many ways, an evergreen one, and we hope it offers you a helpful perspective.

It is to invest for the long-term, not speculate on short-term developments. It is to take an active, hands-on approach to investment decisions. It is to be patient, disciplined, and confident when the right investment opportunities present themselves. And it is to be constantly attentive to risk, particularly the most significant risks, permanent loss of capital and the risk of falling short of realizing long-term needs and goals.

These are the same investing principles that we have been successfully implementing for clients since our founding over 50 years ago.

Whether you are an individual investor, a financial advisor, or an institutional investor making decisions on behalf of others, you can trust that we are well equipped to handle whatever challenges the markets have in store for us next.

We wish you safety and good health, and we appreciate your continued confidence in our firm and our approach.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Overseas Series

Fund Commentary

(unaudited)

Investment Objective

To maximize long-term growth by investing principally in the common stocks of companies located around the world. The Series invests primarily in foreign companies, including those in developed and emerging markets.

Performance Commentary

Broad international equity markets posted negative returns for the twelve-month period ending October 31, 2020, though there was notable performance differentiation within equity markets. During the period, large-cap stocks underperformed small- and mid-cap stocks, while growth stocks outperformed their value counterparts by the largest margin on record. On a regional basis, emerging markets notably outperformed developed markets.

The Overseas Series Class S delivered positive returns and outperformed the MSCI ACWI ex USA Index, returning 14.70% and -2.61%, respectively.

Outperformance was primarily driven by strong stock selection, particularly within Communication Services and Financials. Within Communication Services, an allocation to Sea Ltd. (a leading internet company and number one gaming publisher in Southeast Asia) and an overweight allocation to Nexon Company (part of our Online Gaming theme) were the largest contributors to relative returns. Within Financials, overweight allocations to Admiral Group (the largest private car insurer in the UK) and FinecoBank (an online bank, broker, and advisor located in Italy) aided relative returns.

Additionally, the Series benefited from the receipt of a one-time payment unrelated to the current portfolio of investments. The payment was received during the 3rd quarter 2020 and added approximately 3.6% to the year to date performance in 2020.

In term of detractors, selection within Consumer Staples was the largest detractor to relative returns led by an overweight allocation to Anheuser-Busch InBev (the world’s largest brewer). In addition, an overweight to the Energy sector served as a detractor, though it was somewhat offset by selection, as falling oil prices amid worries over reduced demand during the global pandemic presented a headwind for the sector.

The Series experienced a significant amount of activity during the year as the unprecedented environment unfolded. While we believe the economy has reset to an early cycle phase, we would caution against excessive optimism as we expect growth will ultimately settle in at a slower pace than before the pandemic. Considering that backdrop, we gradually increased exposure to companies we think will benefit from the economic recovery – through vaccine development and economic reopening – such as in the medical instruments and supplies, energy, and hotel industries. We also believe in maintaining exposure to more long-term trends and opportunities, such as the positions we’ve held in companies driven by secular growth in areas such as e-commerce and gaming. As always, we continue to monitor the environment and remain opportunistic as we actively position client portfolios in what we believe are attractive long-term values.

Please see the next page for additional performance information as of October 31, 2020.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Commentary prepared using data provided by FactSet. Analysis Manning & Napier. Commentary presented is relative to the MSCI ACWI ex USA Index. Additional information and associated disclosures can be found on the Performance Update page of this report.

The data presented is for informational purposes only. It is not to be considered a specific stock recommendation.

All investments involve risks, including possible loss of principal. Funds whose investments are concentrated in foreign countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. Investments in emerging markets may be more volatile than investments in more developed markets.

2

Overseas Series

Performance Update as of October 31, 2020

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS
	AS OF OCTOBER 31, 2020
	ONE	FIVE	TEN
	YEAR[1]	YEAR	YEAR
Overseas Series - Class S2,3	14.70%	6.49%	4.16%
Overseas Series - Class I2	15.02%	6.80%	4.46%
Overseas Series - Class W2,4	15.80%	7.05%	4.58%
Overseas Series - Class Z2,5	15.11%	6.86%	4.49%
MSCI ACWI ex USA Index[6]	(2.61)%	4.26%	3.43%

The following graph compares the value of a $1,000,000 investment in the Overseas Series - Class I for the ten years ended October 31, 2020 to the MSCI ACWI ex USA Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2020, this net expense ratio was 1.05% for Class S, 0.75% for Class I, 0.05% for Class W and 0.65% for Class Z. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.11% for Class S, 0.79% for Class I, 0.71% for Class W and 0.71% for Class Z for the year ended October 31, 2020.

3For periods through September 21, 2018 (the inception date of the Class S shares), performance for the Class S shares is hypothetical and is based on the historical performance of the Class I shares adjusted for the Class S shares’ charges and expenses.

4For periods through March 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class I shares. Because the Class W shares invest in the same portfolio of securities as the Class I shares, performance will be different only to the extent that the Class I shares have a higher expense ratio.

5For periods through May 1, 2018 (the inception date of the Class Z shares), performance for the Class Z shares is based on the historical performance of the Class I shares. Because the Class Z shares invest in the same portfolio of securities as the Class I shares, performance will be different only to the extent that the Class I shares have a higher expense ratio.

6The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 26 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

3

Overseas Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*	EXPENSE
	5/1/20	10/31/20	5/1/20 - 10/31/20	RATIO
Class S
Actual	$1,000.00	$1,220.90	$5.86	1.05%
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.86	$5.33	1.05%
Class I
Actual	$1,000.00	$1,222.80	$4.19	0.75%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.37	$3.81	0.75%
Class W
Actual	$1,000.00	$1,226.80	$0.28	0.05%
Hypothetical
(5% return before expenses)	$1,000.00	$1,024.89	$0.25	0.05%
Class Z
Actual	$1,000.00	$1,223.10	$3.63	0.65%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.87	$3.30	0.65%

* Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

4

Overseas Series

Portfolio Composition as of October 31, 2020

(unaudited)

Country Allocation[1,2]
1As a percentage of net assets. [2]Allocations are based on country of risk.

Sector Allocation[3]
3As a percentage of net assets.

5

Overseas Series

Investment Portfolio - October 31, 2020

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS - 96.4%

Communication Services - 10.9%
Entertainment - 3.1%
Nexon Co. Ltd. (Japan)	372,800	$10,390,276
Sea Ltd. - ADR (Taiwan)*	48,300	7,616,910
		18,007,186
Interactive Media & Services - 5.3%
Auto Trader Group plc (United Kingdom)[1]	860,890	6,472,564
Tencent Holdings Ltd. - Class H (China)	322,700	24,656,105
		31,128,669
Media - 2.5%
Quebecor, Inc. - Class B (Canada)	602,173	13,970,703
S4 Capital plc (United Kingdom)*	54,096	280,326
		14,251,029
Total Communication Services		63,386,884
Consumer Discretionary - 14.3%
Hotels, Restaurants & Leisure - 4.8%
Accor S.A. (France)*	206,610	5,266,047
Aristocrat Leisure Ltd. (Australia)	144,395	2,907,638
Compass Group plc (United Kingdom)	373,450	5,111,708
InterContinental Hotels Group plc (United Kingdom)*	110,130	5,595,749
Restaurant Brands International, Inc. (Canada)	178,575	9,285,900
		28,167,042
Household Durables - 2.1%
Nikon Corp. (Japan)	880,700	5,367,304
Sony Corp. (Japan)	78,500	6,544,269
		11,911,573
Internet & Direct Marketing Retail - 3.6%
Alibaba Group Holding Ltd. - ADR (China)*	69,165	21,073,884
Specialty Retail - 1.5%
Industria de Diseno Textil S.A. (Spain)	353,035	8,716,170
Textiles, Apparel & Luxury Goods - 2.3%
adidas AG (Germany)*	26,975	8,014,383
lululemon athletica, Inc. (United States)*	17,335	5,534,892
		13,549,275
Total Consumer Discretionary		83,417,944
Consumer Staples - 15.5%
Beverages - 5.3%
Anheuser-Busch InBev S.A./N.V. (Belgium)	187,395	9,693,199
Diageo plc (United Kingdom)	392,110	12,672,209
Heineken N.V. (Netherlands)	97,795	8,656,548
		31,021,956
Food Products - 5.8%
Danone S.A. (France)	177,220	9,829,515
		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products (continued)
Nestle S.A. (Switzerland)	210,540	$23,681,104
		33,510,619
Personal Products - 4.4%
Beiersdorf AG (Germany)	75,796	7,936,523
Unilever plc - ADR (United Kingdom)	310,470	17,644,010
		25,580,533
Total Consumer Staples		90,113,108
Energy - 10.0%
Energy Equipment & Services - 1.4%
Schlumberger N.V. (United States)	544,645	8,136,996
Oil, Gas & Consumable Fuels - 8.6%
BP plc - ADR (United Kingdom).	175,845	2,722,081
Cameco Corp. (Canada)	1,193,790	11,352,943
Royal Dutch Shell plc - Class B - ADR (Netherlands)	442,190	10,678,889
TOTAL SE - ADR (France)	310,395	9,414,280
Tourmaline Oil Corp. (Canada)	1,236,125	16,014,049
		50,182,242
Total Energy		58,319,238
Financials - 9.7%
Banks - 4.5%
The Bank of N.T. Butterfield & Son Ltd. (Bermuda)	266,225	7,044,313
FinecoBank Banca Fineco S.p.A. (Italy)*.	1,378,520	18,926,844
		25,971,157
Capital Markets - 2.2%
Deutsche Boerse AG (Germany)	88,620	13,058,429
Insurance - 3.0%
Admiral Group plc (United Kingdom)	494,940	17,631,739
Total Financials		56,661,325
Health Care - 15.0%
Health Care Equipment & Supplies - 9.1%
Alcon, Inc. (Switzerland)*	254,928	14,490,107
Getinge AB - Class B (Sweden)	635,310	12,439,358
Medtronic plc (United States)	146,960	14,779,767
Shandong Weigao Group Medical
Polymer Co. Ltd. - Class H (China)	5,936,000	11,512,213
		53,221,445
Life Sciences Tools & Services - 1.7%
Gerresheimer AG (Germany)	100,885	10,141,371
Pharmaceuticals - 4.2%
Novartis AG - ADR (Switzerland)	201,740	15,751,859

The accompanying notes are an integral part of the financial statements.

6

Overseas Series

Investment Portfolio - October 31, 2020

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals (continued)
Perrigo Co. plc (United States)	194,285	$8,523,283
		24,275,142
Total Health Care		87,637,958
Industrials - 9.4%
Aerospace & Defense - 0.7%
Airbus SE (France)*	58,410	4,273,617
Airlines - 2.1%
Ryanair Holdings plc - ADR (Ireland)*	153,270	12,353,562
Building Products - 2.0%
Assa Abloy AB - Class B (Sweden)	245,605	5,263,921
Trane Technologies plc (United States)	47,165	6,261,154
		11,525,075
Commercial Services & Supplies - 1.2%
Bingo Industries Ltd. (Australia)[1]	3,911,020	6,770,085
Trading Companies & Distributors - 1.6%
Brenntag AG (Germany)	145,015	9,268,809
Transportation Infrastructure - 1.8%
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)*	699,400	3,158,783
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR (Mexico)	43,420	3,611,676
Grupo Aeroportuario del Sureste S.A.B. de C.V. - ADR (Mexico)*	31,850	3,673,897
		10,444,356
Total Industrials		54,635,504
		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Information Technology - 10.1%
IT Services - 6.2%
Accenture plc - Class A (United States)	45,430	$9,854,221
Adyen N.V. (Netherlands)*1	3,100	5,210,289
Keywords Studios plc (Ireland)	129,902	3,560,987
StoneCo Ltd. - Class A (Brazil)*	156,040	8,198,342
TravelSky Technology Ltd. - Class H (China)	4,340,000	9,148,686
		35,972,525
Semiconductors & Semiconductor Equipment - 1.1%
SK Hynix, Inc. (South Korea)	89,820	6,372,089
Technology Hardware, Storage & Peripherals - 2.8%
Samsung Electronics Co. Ltd. (South Korea)	325,875	16,380,312
Total Information Technology		58,724,926
Materials - 1.5%
Chemicals - 1.5%
Akzo Nobel N.V. (Netherlands)	92,468	8,894,309

TOTAL COMMON STOCKS
(Identified Cost $528,130,163)		561,791,196

SHORT-TERM INVESTMENT - 2.1%

Dreyfus Government Cash Management, Institutional Shares, 0.02%[2]
(Identified Cost $12,492,974)	12,492,974	12,492,974

TOTAL INVESTMENTS - 98.5%
(Identified Cost $540,623,137)		574,284,170
OTHER ASSETS, LESS LIABILITIES - 1.5%		8,664,709
NET ASSETS - 100%		$582,948,879

ADR - American Depositary Receipt

*Non-income producing security.

1Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $18,452,938, which represented 3.2% of the Series’ Net Assets.

2Rate shown is the current yield as of October 31, 2020.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries:

United Kingdom - 11.7% and China - 11.4%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

7

Overseas Series

Statement of Assets and Liabilities

October 31, 2020

ASSETS:

Investments, at value (identified cost $540,623,137) (Note 2)	$574,284,170
Foreign tax reclaims receivable	8,321,478
Receivable for fund shares sold	598,953
Dividends receivable	589,984
Receivable for securities sold	243
Prepaid and other expenses	24,178

TOTAL ASSETS	583,819,006

LIABILITIES:

Accrued management fees (Note 3)	145,562
Accrued sub-transfer agent fees (Note 3)	106,426
Accrued distribution and service (Rule 12b-1) fees (Class S) (Note 3)	42,265
Accrued fund accounting and administration fees (Note 3)	28,269
Accrued Chief Compliance Officer service fees (Note 3)	1,253
Payable for securities purchased	283,506
Payable for fund shares repurchased	143,991
Other payables and accrued expenses	118,855

TOTAL LIABILITIES	870,127

TOTAL NET ASSETS	$582,948,879

NET ASSETS CONSIST OF:

Capital stock	$212,176
Additional paid-in-capital	1,019,132,203
Total distributable earnings (loss)	(436,395,500)

TOTAL NET ASSETS	$582,948,879

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($190,201,310/6,952,723 shares)	$27.36

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($52,357,269/1,911,526 shares)	$27.39

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($267,776,648/9,704,458 shares)	$27.59

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z
($72,613,652/2,648,898 shares)	$27.41

The accompanying notes are an integral part of the financial statements.

8

Overseas Series

Statement of Operations

For the Year Ended October 31, 2020

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $1,054,876)	$10,332,810

EXPENSES:

Management fees (Note 3)	3,397,791
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	489,543
Sub-transfer agent fees (Note 3)	337,473
Fund accounting and administration fees (Note 3)	107,443
Directors’ fees (Note 3)	66,775
Chief Compliance Officer service fees (Note 3)	3,264
Custodian fees	78,384
Miscellaneous	391,508

Total Expenses	4,872,181
Less reduction of expenses (Note 3)	(1,845,767)

Net Expenses	3,026,414

NET INVESTMENT INCOME	7,306,396

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on- Investments	2,757,613
Litigation proceeds (Note 4)	21,523,030
Foreign currency and translation of other assets and liabilities	466,653

24,747,296

Net change in unrealized appreciation (depreciation) on- Investments	42,501,162
Foreign currency and translation of other assets and liabilities	509,994

43,011,156

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	67,758,452

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$75,064,848

The accompanying notes are an integral part of the financial statements.

9

Overseas Series

Statements of Changes in Net Assets

	FOR THE	FOR THE
	YEAR ENDED	YEAR ENDED
	10/31/20	10/31/19
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$7,306,396	$10,501,785
Net realized gain (loss) on investments and foreign currency	24,747,296	1,194,815
Net change in unrealized appreciation (depreciation) on investments and foreign currency	43,011,156	46,982,758

Net increase (decrease) from operations	75,064,848	58,679,358

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(2,602,504)	(4,153,199)
Class I	(1,458,826)	(1,010,826)
Class W	(5,369,336)	—
Class Z	(895,797)	(963,827)

Total distributions to shareholders	(10,326,463)	(6,127,852)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	13,367,432	(293,849,911)

Net increase (decrease) in net assets	78,105,817	(241,298,405)

NET ASSETS:

Beginning of year	504,843,062	746,141,467

End of year	$582,948,879	$504,843,062

The accompanying notes are an integral part of the financial statements.

10

Overseas Series

Financial Highlights - Class S

	FOR THE YEAR ENDED			FOR THE
				PERIOD
				9/21/18[1]
				TO
	10/31/20		10/31/19	10/31/18
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$24.14		$22.17	$24.72

Income (loss) from investment operations:
Net investment income[2]	0.19		0.35	0.01
Net realized and unrealized gain (loss) on investments	3.34	[3]	1.81	(2.56)
Total from investment operations	3.53		2.16	(2.55)

Less distributions to shareholders:
From net investment income	(0.31)		(0.19)	—

Net asset value - End of period	$27.36		$24.14	$22.17
Net assets - End of period (000’s omitted)	$190,201		$272,760	$500,950
Total return[4]	14.70%	[3]	9.88%	(10.32%	)

Ratios (to average net assets)/Supplemental Data:
Expenses*	1.05%		1.05%	1.05%	[5]
Net investment income	0.77%		1.55%	0.38%	[5]
Series portfolio turnover	66%		43%	34%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.06%		0.04%	0.06%	[5]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.39. Excluding the proceeds from the settlement, the total return would have been 10.21%.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

11

Overseas Series

Financial Highlights - Class I*

	FOR THE YEAR ENDED
	10/31/20		10/31/19	10/31/18	10/31/17		10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$24.22		$22.18	$24.73	$20.88		$21.34

Income (loss) from investment operations:
Net investment income[1]	0.27		0.42	0.41	0.26		0.32
Net realized and unrealized gain (loss) on investments	3.34	[2]	1.81	(2.51)	3.94		(0.41)
Total from investment operations	3.61		2.23	(2.10)	4.20		(0.09)

Less distributions to shareholders:
From net investment income	(0.44)		(0.19)	(0.45)	(0.35)		(0.37)

Net asset value - End of year	$27.39		$24.22	$22.18	$24.73		$20.88
Net assets - End of year (000’s omitted)	$52,357		$74,325	$140,653	$755,482		$933,605
Total return[3]	15.02%	[2]	10.18%	(8.69% )	20.49%	[4]	(0.35% )

Ratios (to average net assets)/Supplemental Data:
Expenses**	0.75%		0.75%	0.75%	0.75%		0.75%
Net investment income	1.10%		1.86%	1.62%	1.16%		1.54%
Series portfolio turnover	66%		43%	34%	44%		37%

*Effective March 1, 2017, Class A shares of the Series have been redesignated as Class I shares.

**For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.04%		0.05%	0.02%	0.02%		N/A

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.60. Excluding the proceeds from the settlement, the total return would have been 10.57%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Includes litigation proceeds. Excluding this amount, the Class’ total return is 20.10%.

The accompanying notes are an integral part of the financial statements.

12

Overseas Series

Financial Highlights - Class W

	FOR THE	FOR THE
	YEAR	PERIOD
	ENDED	3/1/19[1] TO
	10/31/20	10/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$24.31	$22.95

Income from investment operations:
Net investment income[2]	0.45	0.35
Net realized and unrealized gain (loss) on investments	3.36 [3]	1.01
Total from investment operations	3.81	1.36

Less distributions to shareholders:
From net investment income	(0.53)	—

Net asset value - End of period	$27.59	$24.31
Net assets - End of period (000’s omitted)	$267,777	$107,192
Total return[4]	15.80% [3]	5.93%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%	0.05%	[5]
Net investment income	1.78%	2.23%	[5]
Series portfolio turnover	66%	43%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.66%	0.67%	[5]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.35. Excluding the proceeds from the settlement, the total return would have been 11.44%.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

13

Overseas Series

Financial Highlights - Class Z

	FOR THE YEAR ENDED			FOR THE
				PERIOD
				5/1/18[1] TO
	10/31/20		10/31/19	10/31/18
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$24.24		$22.19	$24.85

Income (loss) from investment operations:
Net investment income[2]	0.29		0.44	0.13
Net realized and unrealized gain (loss) on investments	3.34	[3]	1.82	(2.79)
Total from investment operations	3.63		2.26	(2.66)

Less distributions to shareholders:
From net investment income	(0.46)		(0.21)	—

Net asset value - End of period	$27.41		$24.24	$22.19
Net assets - End of period (000’s omitted)	$72,614		$50,566	$104,538
Total return[4]	15.11%	[3]	10.36%	(10.71% )

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.65%		0.65%	0.65% [5]
Net investment income	1.14%		1.95%	1.04% [5]
Series portfolio turnover	66%		43%	34%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.06%		0.07%	0.09% [5]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.34. Excluding the proceeds from the settlement, the total return would have been 11.91%.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

14

Overseas Series

Notes to Financial Statements

1.	Organization

Overseas Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth.

The Series is authorized to issue four classes of shares (Class I, S, W, and Z). Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2020, 6.3 billion shares have been designated in total among 15 series, of which 200 million have been designated as Overseas Series Class I common stock, 400 million have been designated as Overseas Series Class S common stock, 75 million have been designated as Overseas Series Class W common stock and 100 million have been designated as Overseas Series Class Z common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities

15

Overseas Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2020 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Communication Services	$63,386,884	$21,587,613	$41,799,271	$—
Consumer Discretionary	83,417,944	35,894,676	47,523,268	—
Consumer Staples	90,113,108	17,644,010	72,469,098	—
Energy	58,319,238	58,319,238	—	—
Financials	56,661,325	7,044,313	49,617,012	—
Health Care	87,637,958	53,545,016	34,092,942	—
Industrials	54,635,504	29,059,072	25,576,432	—
Information Technology	58,724,926	18,052,563	40,672,363	—
Materials	8,894,309	—	8,894,309	—
Short-Term Investment	12,492,974	12,492,974	—	—
Total assets	$574,284,170	$253,639,475	$320,644,695	$—

#Includes certain foreign equity securities for which a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading.

There were no Level 3 securities held by the Series as of October 31, 2019 or October 31, 2020.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

16

Overseas Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2020, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2017 through October 31, 2020. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

17

Overseas Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates and Other Agreements

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund.

The Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Series' expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), to 0.75% of the average daily net assets of the Class I shares, 0.80% of the average daily net assets of the Class S shares, 0.65% of the average daily net assets of the Class Z shares, and 0.05% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit(a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $1,505,748 in management fees for Class W shares for the year ended October 31, 2020. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $119,905, $25,538, $161,408, and $33,168 and for Class S, Class I, Class W, and Class Z shares, respectively, for the year ended October 31, 2020. These amounts are included as a reduction of expenses on the Statement of Operations. For the year ended October 31, 2020, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

18

Overseas Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates and Other Agreements (continued)

As of October 31, 2020, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING OCTOBER 31,
	2022	2023
Class S	$115,448	$119,905
Class I	29,951	25,538
Class W	45,443	161,408
Class Z	25,315	33,168

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement dated February 13, 2020, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended October 31, 2020, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $395,084,044 and $347,506,079, respectively. There were no purchases or sales of U.S. Government securities.

During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net litigation settlement proceeds received by the Series of $21,523,030 was recorded as net realized gain on litigation proceeds in the Statement of Operations.

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class W and Class Z shares of Overseas Series were:

CLASS S	FOR THE YEAR ENDED 10/31/20		FOR THE YEAR ENDED 10/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	116,763	$2,889,142	869,816	$19,478,947
Reinvested	95,968	2,480,784	192,957	3,994,201
Repurchased	(4,557,823)	(111,752,746)	(12,359,269)	(283,363,765)
Total	(4,345,092)	$(106,382,820)	(11,296,496)	$(259,890,617)

19

Overseas Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

CLASS I	FOR THE YEAR ENDED 10/31/20		FOR THE YEAR ENDED 10/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	429,310	$10,653,421	730,015	$16,835,516
Reinvested	56,083	1,447,501	43,918	909,540
Repurchased	(1,642,269)	(41,389,939)	(4,048,251)	(91,847,425)
Total	(1,156,876)	$(29,289,017)	(3,274,318)	$(74,102,369)

CLASS W	FOR THE YEAR ENDED 10/31/20		FOR THE PERIOD 3/1/19 (COMMENCEMENT OF OPERATIONS) TO 10/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	6,597,679	$163,759,092	4,947,620	$114,167,181
Reinvested	199,053	5,144,109	—	—
Repurchased	(1,501,706)	(36,057,733)	(538,188)	(12,608,460)
Total	5,295,026	$132,845,468	4,409,432	$101,558,721

CLASS Z	FOR THE YEAR ENDED 10/31/20		FOR THE YEAR ENDED 10/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	692,891	$19,451,361	183,003	$4,382,553
Reinvested	34,697	895,532	46,562	963,827
Repurchased	(164,998)	(4,153,092)	(2,854,771)	(66,762,026)
Total	562,590	$16,193,801	(2,625,206)	$(61,415,646)

At October 31, 2020, the Advisor and its affiliates owned 0.7% of the Series.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund (with the exception of Credit Series) may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in August 2021 unless extended or renewed. During the year ended October 31, 2020, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2020.

20

Overseas Series

Notes to Financial Statements (continued)

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/20	FOR THE YEAR ENDED 10/31/19
Ordinary income	$10,326,463	$6,127,852

At October 31, 2020, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$546,896,079
Unrealized appreciation	92,883,893
Unrealized depreciation	(65,495,802)

Net unrealized appreciation	$27,388,091
Undistributed ordinary income	$6,800,471
Capital loss carryforward	$(470,890,628)

At October 31, 2020, the Series had net short-term capital loss carryforwards of $48,047,207 and net long-term capital loss carryforwards of $422,843,421, which may be carried forward indefinitely.

At October 31, 2020, the capital loss carryover utilized in the current year was $21,923,811.

10.	Market Event

In March 2020, the World Health Organization declared COVID-19 (a novel coronavirus) to be a pandemic. The situation is dynamic. Global financial markets have experienced and may continue to experience significant volatility resulting from the spread of COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Series’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Series’ service providers and disrupt the Series’ operations. Management of the Series will continue to monitor the impact of COVID-19.

21

Overseas Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Overseas Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Overseas Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

December 14, 2020

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

22

Overseas Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $11,176,668 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

The Series has elected to pass through to its shareholders, foreign source income of $11,327,862 and foreign taxes paid of $850,205 for the year ended October 31, 2020.

23

Overseas Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) Special meeting, held on April 22, 2020 (the “April 22nd Board Meeting”), a new Investment Advisory Agreement (the “New Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered for approval by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). The Board was asked to consider the New Agreement because of a transaction that impacted Manning & Napier, Inc. (“MN Inc.”), the ultimate parent company of the Advisor.

In March of this year, William Manning, who is the co-founder of MN Inc. and then Chairman of the MN Inc. Board of Directors, delivered to the company an exchange notice under the terms of the exchange agreement (the “Exchange Agreement”) that was entered into at the time that MN Inc. became a public company in 2011. Pursuant to the Exchange Agreement, Mr. Manning indicated that he would tender the entirety of his private interests in Manning & Napier Group, LLC (“MN Group”), the managing member of the Advisor, exchangeable for cash or shares of MN Inc. Class A common stock. On April 9, 2020, MN Inc. delivered to Mr. Manning a letter indicating that, as permitted under the Exchange Agreement, it would satisfy Mr. Manning’s exchange request by purchasing all of Mr. Manning’s private interests in MN Group (the “Transaction”). The Transaction settled on May 11, 2020, which resulted in the divestiture of Mr. Manning’s entire ownership in MN Group.

The Transaction was deemed to result in a change of control of the Advisor under the 1940 Act, and therefore resulted in the assignment and automatic termination of the investment advisory agreement pursuant to which the Advisor provided advisory services to the Series (the “Existing Agreement”). The Board was asked to consider the approval of the New Agreement, to become effective upon shareholder approval, so that the Advisor’s management of the Series would continue without any interruption.

Because the Existing Agreement terminated at the time of the closing of the Transaction on May 11, 2020, and prior to the time that shareholders had an opportunity to approve the New Agreement, at a meeting held on April 17, 2020, in reliance on Rule 15a-4 under the 1940 Act, the Board approved an “interim” investment management agreement (the “Interim Advisory Agreement”). This Interim Advisory Agreement permitted the Advisor to continue to provide investment advisory services to the Series for a period of 150 days after the Transaction closed, while the Series solicited shareholder votes to approve the New Agreement.

As discussed in greater detail below, at the April 22nd Board Meeting, the Board, including all of the Independent Directors, approved the New Agreement, and unanimously recommended the approval of the New Agreement to the Series’ shareholders.

In preparation for the April 22nd Board Meeting, the Directors requested that the Advisor furnish information necessary to evaluate the terms of the New Agreement. The Board also considered information that the Board previously reviewed in connection with its most recent approval of the Existing Agreement, which occurred at an in-person meeting held on November 21, 2019. Additionally, as part of that prior approval, the Directors conducted a working session on October 25, 2019 during which they reviewed and discussed extensive information provided by the Advisor that was requested on their behalf. The Directors used this information, as well as other information submitted to the Board in connection with the April 22nd Board Meeting and other meetings held since the most recent renewals of the Existing Agreement, to help them decide whether to approve the New Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Advisor regarding, among other things: (i) the terms, conditions, and expected timing of the Transaction; (ii) the nature, extent and quality of the services to be provided by the Advisor under the New Agreement; (iii) the proposed advisory fee to be paid to the Advisor under the New Agreement; (iv) the Advisor’s compliance program; and (v) the Advisor’s investment management personnel.

At the April 22nd Board Meeting, the Directors, including all of the Independent Directors, based on their evaluation of the information provided by the Advisor and other service providers of the Series, approved the New Agreement. As part of their evaluation, the Independent Directors received advice from independent counsel and met in executive session outside the presence of Fund management. In considering the approval of the New Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Advisor; (ii) the investment performance of the Series and the Advisor; and (iii) the fees to be paid to the Advisor under the New Agreement, as discussed in further detail below. In addition, the Board, in considering the New Agreement in the context of the Transaction, relied upon representations from the Advisor that: (i) the Transaction was not expected to result in any material changes to the nature, quality and extent of services provided to the Series by the Advisor that are discussed below; (ii) the Advisor did not anticipate any material changes to its compliance programs or code of ethics in connection with the Transaction; and (iii) the portfolio managers for the Series were not expected to change in connection with the Transaction.

24

Overseas Series

Renewal of Investment Advisory Agreement

(unaudited)

Nature, Extent and Quality of Services Provided by the Advisor

In considering the nature, extent and quality of the services to be provided by the Advisor, the Board reviewed the portfolio management services to be provided by the Advisor to the Series, including the quality of the continuing portfolio management personnel and the Advisor’s compliance history and compliance program. The Directors reviewed the terms of the proposed New Agreement and noted that the New Agreement does not materially differ from the Existing Agreement. The Directors also reviewed the Advisor’s investment and risk management approaches for the Series. The most recent investment adviser registration form (Form ADV) for the Advisor also was available to the Board. The Directors also considered other services to be provided to the Series by the Advisor specifically, such as monitoring the Series’ investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to each Series by the Advisor under the New Agreement support approval of the New Agreement.

Investment Performance of the Advisor

In connection with its most recent approval of the continuation of the Existing Agreement and other meetings held during the course of the trailing 12-month period, the Board was provided with reports regarding each Series’ performance over various time periods. As part of these meetings, the Advisor and its representatives provided information regarding and, as applicable, led discussions of factors impacting the Advisor’s performance for the Series, outlining current market conditions and explaining their expectations and strategies for the future. The Directors determined that it was appropriate to take into account its consideration of the Advisor’s performance at meetings held prior to the April 22nd Board Meeting. The Board also reviewed detailed performance information for the Series through March 31, 2020. In doing so, the Directors determined that the Advisor’s performance was satisfactory, or, where the Advisor’s performance was materially below a Series’ benchmarks and or peer group, the Directors were satisfied by the reasons for the underperformance and/or the steps taken by the Advisor in an effort to improve performance. Based on this information and the Advisor’s representations that the portfolio managers for the Series were not expected to change in connection with the Transaction, the Board concluded, within the context of its full deliberations, that the investment results that the Advisor had been able to achieve for each Series support approval of the New Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

With respect to the cost of advisory services, the Board considered that the investment advisory fees payable to the Advisor under the New Agreement are the same as the investment advisory fee payable to the Advisor under the Existing Agreement. With respect to profitability and economies of scale, the Board considered the Advisor’s profitability and economies of scale from management of the Series when the Board most recently approved the continuation of the Existing Agreement. Accordingly, the Directors did not make any conclusions regarding the Advisor’s profitability, or the extent to which economies of scale would be realized, in consideration of the Transaction, but will do so during future considerations of the New Agreement.

Conclusion

While formal Board action was not taken with respect to the conclusions discussed above, those conclusions formed, in part, the basis for the Board’s approval of the New Agreement at the April 22nd Board Meeting. The Board concluded, in the exercise of its reasonable judgment, that the terms of the New Agreement, including the compensation to be paid thereunder, is reasonable in relation to the services expected to be provided by the Advisor to the Series and that the appointment of the Advisor and the approval of the New Agreement would be in the best interest of the Series and their shareholders. Based on the Directors’ deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, including all of the Independent Directors, unanimously approved (a) the appointment of the Advisor as investment adviser to the Series, and (b) the New Agreement.

The Board did not indicate that any single factor was determinative of its decision to approve the Agreement, but indicated that the Board based its determination on the total mix of information available to it.

The New Agreement became effective upon shareholder approval received at the June 30, 2020 Shareholder Meeting for all Series except for the Pro-Blend Maximum Term Series, the Pro-Blend Moderate Term Series and the Equity Series. The approval of the New Agreement for the Pro-Blend Maximum Term Series, the Pro-Blend Moderate Term Series and the Equity Series became effective upon shareholder approval received at a Shareholder meeting held on August 18, 2020.

25

Overseas Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since November 2018[1]
Principal Occupation(s) During Past 5 Years:

Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004 – 2006) – Manning & Napier Advisors, LLC and affiliates

Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer

Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997 – 2019) – Ashley Companies (property management and investment)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Ashley Companies since 1997

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 – PMSV Holdings LLC (investments); Managing Member (2010 – 2016) – Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) since 2000; PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000 – 2017);

26

Overseas Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	82
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Partner (1995 – 2006 & 2013 – 2018); Senior Counsel (2006 – 2012) – McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit) since 2007; Amherst Early Music, Inc. (non-profit) since 2009; Gotham Early Music Scene, Inc. (non-profit) since 2009; S’Cool Sounds, Inc. (non-profit) since 2017

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	85
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President since 1994 – The Greening Group (business consultants); Partner since 2006 – The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university) since 1972; Culinary Institute of America (non-profit college) since 1985; George Eastman Museum (museum) since 1988; National Restaurant Association (restaurant trade organization) (1978 – 2020)

Name:	Russell O. Vernon
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Governance & Nominating Committee Member since April 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009 – 2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015 – 2020) – National Purple Heart Hall of Honor, Inc. (military)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003 – 2011) – General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015 – 2019);

27

Overseas Series

Directors’ and Officers’ Information

(unaudited)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	33
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Regulatory Administration Manager since 2018; Fund Administration Manager (2015 – 2018); Mutual Fund Compliance Specialist (2009 – 2015) – Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011 – 2016) – Manning & Napier Fund, Inc.; Corporate Secretary, Director since 2019 – Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014 – 2018); Compliance Supervisor (2013 – 2014); Broker-Dealer Compliance Supervisor (2011 – 2013); Broker-Dealer Compliance Analyst (2010 – 2011) – Manning & Napier Advisors, LLC& Affiliates; Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007 – 2009) – Wall Street Financial Group; Compliance Specialist (2003 – 2007) – Manning & Napier Advisors, LLC & Affiliates

Name:	Scott Morabito
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	32
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017 – 2019)
Principal Occupation(s) During Past 5 Years:	Managing Director of Operations since 2019; Director of Funds Group (2017 – 2019); Fund Product and Strategy Manager (2014 – 2017); Senior Product and Strategy Analyst (2013 – 2014); Product and Strategy Analyst (2011 – 2013) – Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.

Name:	Troy Statczar
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Director, Foreside Treasurer Services since 2020 – Foreside Financial Group; Director of Fund Administration (2017 – 2019) – Thornburg Investment Management, Inc.; Director of U.S. Operations (2008 – 2017) – Henderson Global Investors N.A., Inc

28

Overseas Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Sarah Turner
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:

Attorney since 2018 – Manning & Napier Advisors, LLC and affiliates; Counsel (2017 – 2018) – Harter Secrest and Emery LLP; Legal Counsel (2010 – 2017) – Manning & Napier Advisors, LLC and affiliates

Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

*Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

29

Overseas Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNOVS-10/20-AR

30

Manning & Napier Fund, Inc.

Pro-Blend® Conservative Term Series
Pro-Blend® Moderate Term Series
Pro-Blend® Extended Term Series
Pro-Blend® Maximum Term Series

Beginning on June 25, 2021, as permitted by Securities and Exchange Commission regulations, paper copies of the Series’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

You may elect to receive all future annual and semi-annual reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

We have all been tested, and we continue to be tested.

The pandemic, economic shutdowns, the fastest stock market selloff in world history followed by a startling rebound in global markets, social unrest, wildfires and hurricanes, the accelerating dominance of technology in our lives, and, of course, political change, all describe what has been an historically challenging year.

Maybe it should come as no surprise that after all the turmoil, we yearn for a return to normalcy, for simplicity and clarity, and perhaps, less drama.

Yet no matter how exhausted we may feel about our world today, we cannot hide our heads in the sand. The profound and even existential challenges we face, both as a country and as a globe, are not going away.

Change will continue, and it may well accelerate from here.

As investors, it is all too easy to get caught up in these turbulent moments—to let emotion get the best of us—to fail to see the forest for the trees.

The question we must ask ourselves is, in such an era of uncertainty, what is the best way to navigate the paths that lie before us?

We believe the answer is, in many ways, an evergreen one, and we hope it offers you a helpful perspective.

It is to invest for the long-term, not speculate on short-term developments. It is to take an active, hands-on approach to investment decisions. It is to be patient, disciplined, and confident when the right investment opportunities present themselves. And it is to be constantly attentive to risk, particularly the most significant risks, permanent loss of capital and the risk of falling short of realizing long-term needs and goals.

These are the same investing principles that we have been successfully implementing for clients since our founding over 50 years ago.

Whether you are an individual investor, a financial advisor, or an institutional investor making decisions on behalf of others, you can trust that we are well equipped to handle whatever challenges the markets have in store for us next.

We wish you safety and good health, and we appreciate your continued confidence in our firm and our approach.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

Fund Commentary

(unaudited)

Investment Objective

The Pro-Blend® Series are strategically allocated across stocks, bonds, and cash to balance growth, capital preservation, and income to fit a range of investor risk management priorities.

Performance Commentary

Global equity and fixed income markets posted strong positive returns for the one-year period ending October 31, 2020. Equities outperformed fixed income markets, and within equity markets, US equities outperformed international markets. With respect to US equities, large-cap stocks outperformed small-and mid-cap stocks, while growth stocks outperformed their value counterparts. On the fixed income side, corporate bonds experienced the highest returns from a sector perspective, while longer dated bonds were the highest returning segment of the market from a maturity perspective as a result of falling interest rates.

Each of the Pro-Blend Series Class S shares delivered positive returns over the period and except for Conservative Term, outperformed their respective blended benchmarks.

Asset allocation positioning aided returns as the Series were generally underweight equities heading into the COVID-19 induced equity market downturn earlier in the year and benefitted from increased equity exposure during the subsequent equity market rebound. Equity selection within Communication Services, led by our investment in Nexon (part of our online gaming theme), as well as an underweight to the Financials sector, an area of the market that continues to be challenged by the low interest rate environment, aided returns. In contrast, an overweight to the Energy sector was among the largest detractors. Energy was a notable laggard as falling oil prices amid worries over reduced demand during the global pandemic presented a headwind for the sector. Finally, fixed income positioning, led by an overweight allocation to credit following the first quarter’s drawdown, provided positive absolute and aided relative returns over the trailing one-year period.

The Series experienced a significant amount of activity during the year as the unprecedented environment unfolded. While we believe the economy has reset to an early cycle phase, we would caution against excessive optimism as we expect growth will ultimately settle in at a slower pace than before the pandemic. Considering that backdrop, we gradually increased exposure to companies we think will benefit from the economic recovery – through vaccine development, economic reopening, infrastructure spending, and other stimulus measures – such as in the energy, hotel, and construction materials industries. We also believe in maintaining exposure to more long-term trends and opportunities, such as the positions we’ve held in companies driven by secular growth in areas such as cloud computing, e-commerce, payment processing, and gaming, to name a few. With respect to fixed income, we took advantage of volatility in markets during the first half of the year and opportunistically increased allocations to corporates (both investment grade and high yield) as spreads became extremely attractive. While credit spreads have tightened since, we continue to find opportunities within the space and find the sector relatively attractive. Additionally, we continue to find sources of value within certain segments of the securitized and mortgage-backed markets. As always, we continue to monitor the environment and remain opportunistic as we actively position client portfolios in what we believe are attractive long-term values.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Commentary prepared using data provided by FactSet. Analysis Manning & Napier. Commentary presented is relative to each Series’ respective blended benchmark. Additional information and associated disclosures can be found on the Performance Update pages contained in this report.

The data presented is for informational purposes only. It is not to be considered a specific stock recommendation.

All investments involve risks, including possible loss of principal. Because the fund invests in both stocks and bonds, the value of your investment will fluctuate in response to stock market movements and changes in interest rates. Investing in the fund will also involve a number of other risks, including issuer-specific risk, foreign investment risk, and small-cap/mid-cap risk. Investments in options and futures, like all derivatives, can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses.

Performance Update as of October 31, 2020 - Pro-Blend® Conservative Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS
	AS OF OCTOBER 31, 2020
	ONE	FIVE	TEN
	YEAR[1]	YEAR	YEAR
Pro-Blend® Conservative Term Series - Class S2	5.86%	5.05%	4.71%
Pro-Blend® Conservative Term Series - Class I2	6.27%	5.30%	4.93%
Pro-Blend® Conservative Term Series - Class R2,3	5.69%	4.78%	4.42%
Pro-Blend® Conservative Term Series - Class L2,3	5.16%	4.24%	3.90%
Pro-Blend® Conservative Term Series - Class W2,4	6.66%	5.33%	4.84%
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index[5]	5.08%	3.25%	2.89%
Conservative Term Composite Benchmark[6]	6.15%	5.36%	5.28%

The following graph compares the value of a $10,000 investment in the Pro-Blend® Conservative Term Series - Class S for the ten years ended October 31, 2020 to the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index and Conservative Term Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2020, this net expense ratio was 0.87% for Class S, 0.60% for Class I, 1.04% for Class R, 1.55% for Class L and 0.09% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.87% for Class S, 0.60% for Class I, 1.04% for Class R, 1.55% for Class L and 0.49% for Class W for the year ended October 31, 2020.

3For periods through the inception of Class L on January 4, 2010 and Class R on June 30, 2010, the performance is hypothetical and is based on the historical performance of the Class S shares adjusted for the respective class’ charges and expenses.

4For periods through April 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

5The Bloomberg Barclays U.S Intermediate Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year but less than ten years. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

Performance Update as of October 31, 2020 - Pro-Blend® Conservative Term Series

(unaudited)

6The Conservative Term Composite Benchmark is a blend of the Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB) in the following weightings: 15% Russell 3000, 5% ACWIxUS, and 80% BIAB through 05/31/2012; and 22% Russell 3000, 8% ACWIxUS, and 70% BIAB beginning 06/01/2012. Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 26 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BIAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of greater than one year but less than ten years. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the Conservative Term Composite Benchmark.

Shareholder Expense Example - Pro-Blend® Conservative Term Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*	EXPENSE
	5/1/20	10/31/20	5/1/20 - 10/31/20	RATIO
Class S
Actual	$1,000.00	$1,047.10	$4.53	0.88%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.71	$4.47	0.88%
Class I
Actual	$1,000.00	$1,049.10	$2.99	0.58%
Hypothetical
(5% return before expenses)	$1,000.00	$1,022.22	$2.95	0.58%
Class R
Actual	$1,000.00	$1,046.30	$5.35	1.04%
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.91	$5.28	1.04%
Class L
Actual	$1,000.00	$1,043.20	$7.96	1.55%
Hypothetical
(5% return before expenses)	$1,000.00	$1,017.34	$7.86	1.55%
Class W
Actual	$1,000.00	$1,051.40	$0.46	0.09%
Hypothetical
(5% return before expenses)	$1,000.00	$1,024.68	$0.46	0.09%

Shareholder Expense Example - Pro-Blend® Conservative Term Series

(unaudited)

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

Portfolio Composition - Pro-Blend® Conservative Term Series - as of October 31, 2020

(unaudited)

Asset Allocation[1]

1As a percentage of net assets.

2A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.

3A U.S. Treasury Note is an intermediate long-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

Sector Allocation[4]

Consumer Discretionary	7.2%
Industrials	6.7%
Energy	6.5%
Real Estate	6.0%
Communication Services	5.9%
Financials	5.8%
Information Technology	5.6%
Health Care	5.5%
Consumer Staples	3.8%
Materials	1.2%
Utilities	0.6%

[4]Including common stocks and corporate bonds, as a percentage of total investments.

Top Five Stock Holdings[5]

Johnson & Johnson	0.9%
Unilever plc - ADR (United Kingdom)	0.8%
Expedia Group, Inc.	0.6%
Amazon.com, Inc.	0.5%
Novartis AG - ADR (Switzerland)	0.5%

5As a percentage of total investments.

Top Five Bond Holdings[6]

U.S. Treasury Note, 2.625%, 5/15/2021	4.1%
U.S. Treasury Inflation Indexed Bond, 2%, 1/15/2026	3.1%
Fannie Mae, Pool #AS3622, UMBS, 3.50%, 10/1/2044	2.3%
U.S. Treasury Note, 2.375%, 8/15/2024	2.3%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2025	2.0%

6As a percentage of total investments.

Investment Portfolio - October 31, 2020

PRO-BLEND® CONSERVATIVE TERM	SHARES/
SERIES	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

COMMON STOCKS - 29.9%

Communication Services - 2.6%
Entertainment - 0.8%
Activision Blizzard, Inc.	17,790	$1,347,237
Electronic Arts, Inc.*	7,465	894,531
Nexon Co. Ltd. (Japan)	69,400	1,934,241
		4,176,009
Interactive Media & Services - 1.2%
Alphabet, Inc. - Class A*	1,200	1,939,332
Facebook, Inc. - Class A*	6,810	1,791,779
Tencent Holdings Ltd. - Class H (China)	26,400	2,017,109
		5,748,220
Media - 0.6%
Charter Communications, Inc. - Class A*	3,110	1,877,880
Comcast Corp. - Class A	26,526	1,120,459
		2,998,339
Total Communication Services		12,922,568
Consumer Discretionary - 2.9%
Automobiles - 0.1%
Honda Motor Co. Ltd. - ADR (Japan)	24,158	570,612
Hotels, Restaurants & Leisure - 0.6%
Accor S.A. - ADR (France)*	80,000	408,800
Compass Group plc - ADR (United
Kingdom)	61,930	854,634
Hilton Worldwide Holdings, Inc.	12,875	1,130,554
InterContinental Hotels Group plc - ADR
(United Kingdom)*	8,640	441,849
Wyndham Hotels & Resorts, Inc.	4,164	193,668
		3,029,505
Household Durables - 0.1%
Nikon Corp. (Japan)	100,800	614,312
Internet & Direct Marketing Retail - 1.5%
Alibaba Group Holding Ltd. - ADR
(China)*	6,520	1,986,579
Amazon.com, Inc.*	910	2,762,896
Expedia Group, Inc.	32,030	3,015,625
		7,765,100
Multiline Retail - 0.2%
Dollar Tree, Inc.*	10,710	967,327
Specialty Retail - 0.4%
The Home Depot, Inc.	7,337	1,956,851
Total Consumer Discretionary		14,903,707
Consumer Staples - 3.7%
Beverages - 1.3%
Anheuser-Busch InBev S.A./N.V.
(Belgium)	16,940	876,239
The Coca-Cola Co.	51,940	2,496,237
Diageo plc - ADR (United Kingdom)	4,554	592,840
	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Beverages (continued)
Diageo plc (United Kingdom)	19,670	$635,695
Heineken N.V. - ADR (Netherlands)	20,295	904,345
PepsiCo, Inc.	7,070	942,360
		6,447,716
Food & Staples Retailing - 0.4%
Walmart, Inc.	13,773	1,911,004
Food Products - 1.0%
General Mills, Inc.	9,176	542,485
The Hershey Co.	3,108	427,226
Mondelez International, Inc. - Class A	50,133	2,663,065
Nestle S.A. (Switzerland)	12,345	1,388,540
		5,021,316
Household Products - 0.2%
Colgate-Palmolive Co.	10,143	800,181
Kimberly-Clark Corp.	4,312	571,728
		1,371,909
Personal Products - 0.8%
Unilever plc - ADR (United Kingdom)	70,845	4,026,121
Total Consumer Staples		18,778,066
Energy - 2.3%
Energy Equipment & Services - 0.1%
Schlumberger N.V.	30,400	454,176
Oil, Gas & Consumable Fuels - 2.2%
Cabot Oil & Gas Corp.	130,100	2,314,479
Cameco Corp. (Canada)	99,400	945,294
Chevron Corp.	5,260	365,570
Concho Resources, Inc.	32,780	1,360,698
ConocoPhillips	30,460	871,765
EOG Resources, Inc.	26,390	903,594
EQT Corp.	60,690	918,847
Exxon Mobil Corp.	23,210	757,110
Pioneer Natural Resources Co.	16,400	1,304,784
Royal Dutch Shell plc - Class B - ADR
(Netherlands)	9,590	231,598
TOTAL SE - ADR (France)	44,632	1,353,688
		11,327,427
Total Energy		11,781,603
Financials - 3.0%
Banks - 1.4%
Bank of America Corp.	58,389	1,383,819
Citigroup, Inc.	17,895	741,211
East West Bancorp, Inc.	26,500	966,720
JP Morgan Chase & Co.	15,584	1,527,856
The PNC Financial Services Group, Inc.	3,891	435,325
Truist Financial Corp.	16,123	679,101

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® CONSERVATIVE TERM	SHARES/
SERIES	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Banks (continued)
U.S. Bancorp.	17,655	$687,662
Wells Fargo & Co.	37,256	799,141
		7,220,835
Capital Markets - 0.8%
Cboe Global Markets, Inc.	5,710	464,166
CME Group, Inc.	2,870	432,566
Intercontinental Exchange, Inc.	19,100	1,803,040
Moody’s Corp.	2,690	707,201
S&P Global, Inc.	1,920	619,642
		4,026,615
Diversified Financial Services - 0.4%
Berkshire Hathaway, Inc. - Class B*	9,050	1,827,195
Insurance - 0.4%
Chubb Ltd.	4,977	646,562
W. R. Berkley Corp.	19,750	1,187,370
		1,833,932
Total Financials		14,908,577
Health Care - 4.5%
Biotechnology - 1.0%
AbbVie, Inc.	14,192	1,207,739
BioMarin Pharmaceutical, Inc.*	15,760	1,173,017
Gilead Sciences, Inc.	12,510	727,457
Incyte Corp.*	6,860	594,350
Vertex Pharmaceuticals, Inc.*	5,725	1,192,861
		4,895,424
Health Care Equipment & Supplies - 0.9%
Alcon, Inc. (Switzerland)*	39,070	2,220,739
Medtronic plc	21,227	2,134,799
		4,355,538
Life Sciences Tools & Services - 0.2%
Thermo Fisher Scientific, Inc.	2,140	1,012,477
Pharmaceuticals - 2.4%
Bristol-Myers Squibb Co.	19,232	1,124,110
Eli Lilly & Co.	6,115	797,763
Johnson & Johnson	31,920	4,376,551
Merck & Co., Inc.	20,801	1,564,443
Novartis AG - ADR (Switzerland)	34,920	2,726,554
Pfizer, Inc.	45,918	1,629,171
		12,218,592
Total Health Care		22,482,031
Industrials - 2.5%
Aerospace & Defense - 0.4%
General Dynamics Corp.	3,375	443,238
Lockheed Martin Corp.	2,783	974,412
	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Aerospace & Defense (continued)
Raytheon Technologies Corp.	13,843	$751,952
		2,169,602
Airlines - 0.3%
Ryanair Holdings plc - ADR (Ireland)*	16,620	1,339,572
Commercial Services & Supplies - 0.3%
Copart, Inc.*	8,690	959,028
Waste Management, Inc.	5,657	610,447
		1,569,475
Electrical Equipment - 0.2%
Eaton Corp. plc	5,718	593,471
Emerson Electric Co.	8,646	560,175
		1,153,646
Industrial Conglomerates - 0.4%
3M Co.	6,059	969,198
Honeywell International, Inc.	6,912	1,140,134
		2,109,332
Machinery - 0.3%
Caterpillar, Inc.	5,835	916,387
Illinois Tool Works, Inc.	3,832	750,612
		1,666,999
Professional Services - 0.2%
Insperity, Inc.	13,630	1,043,785
Road & Rail - 0.4%
Canadian National Railway Co.
(Canada)	6,021	598,788
Union Pacific Corp.	6,788	1,202,766
		1,801,554
Total Industrials		12,853,965
Information Technology - 4.6%
Communications Equipment - 0.3%
Cisco Systems, Inc.	33,910	1,217,369
Electronic Equipment, Instruments & Components
- 0.2%
CDW Corp.	7,730	947,698
IT Services - 1.9%
Accenture plc - Class A	4,217	914,709
Automatic Data Processing, Inc.	3,352	529,482
International Business Machines Corp.	8,591	959,271
Mastercard, Inc. - Class A	8,945	2,581,885
PayPal Holdings, Inc.*	9,980	1,857,577
Switch, Inc. - Class A	16,110	226,507
Visa, Inc. - Class A	14,920	2,711,113
		9,780,544

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® CONSERVATIVE TERM	SHARES/
SERIES	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Semiconductors & Semiconductor Equipment - 1.2%
Intel Corp.	26,860	$1,189,361
Micron Technology, Inc.*	49,550	2,494,347
QUALCOMM, Inc.	8,036	991,321
Texas Instruments, Inc.	8,466	1,224,099
		5,899,128
Software - 1.0%
Microsoft Corp.	9,250	1,872,848
Oracle Corp.	18,575	1,042,243
salesforce.com, Inc.*	5,600	1,300,712
ServiceNow, Inc.*	1,930	960,310
		5,176,113
Total Information Technology		23,020,852
Materials - 1.0%
Chemicals - 0.4%
FMC Corp.	9,120	936,989
Linde plc (United Kingdom)	3,872	853,156
		1,790,145
Construction Materials - 0.3%
Martin Marietta Materials, Inc.	1,860	495,411
Vulcan Materials Co.	6,640	961,738
		1,457,149
Containers & Packaging - 0.3%
Graphic Packaging Holding Co.	132,710	1,763,716
Total Materials		5,011,010
Real Estate - 2.8%
Equity Real Estate Investment Trusts (REITS) - 2.8%
Agree Realty Corp.	3,733	231,707
Alexandria Real Estate Equities, Inc.	404	61,214
American Campus Communities, Inc.	5,754	215,545
American Homes 4 Rent - Class A	9,325	263,618
American Tower Corp.	5,555	1,275,706
Americold Realty Trust	8,155	295,456
Apartment Investment & Management
Co. - Class A	3,571	113,915
Apple Hospitality REIT, Inc.	17,950	177,705
AvalonBay Communities, Inc.	1,235	171,825
Brandywine Realty Trust	11,180	97,937
Camden Property Trust	2,160	199,238
CareTrust REIT, Inc.	4,190	71,649
Community Healthcare Trust, Inc.	2,900	134,270
Cousins Properties, Inc.	9,552	243,385
Crown Castle International Corp.	2,080	324,896
CubeSmart	4,410	149,631
Digital Realty Trust, Inc.	3,272	472,150
Douglas Emmett, Inc.	6,025	142,190
	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Duke Realty Corp.	5,507	$209,211
Equinix, Inc.	3,344	2,445,266
Equity LifeStyle Properties, Inc.	3,935	232,913
Equity Residential	1,625	76,342
Essex Property Trust, Inc.	313	64,037
Extra Space Storage, Inc.	780	90,441
First Industrial Realty Trust, Inc.	4,915	195,666
Flagship Communities REIT	5,050	74,487
Getty Realty Corp.	4,975	130,743
Healthcare Realty Trust, Inc.	4,480	124,544
Healthcare Trust of America, Inc. - Class A	6,875	167,062
Healthpeak Properties, Inc.	11,395	307,323
Hibernia REIT plc (Ireland)	64,045	77,473
Invitation Homes, Inc.	15,157	413,180
Kilroy Realty Corp.	4,641	218,498
Lamar Advertising Co. - Class A	1,610	99,756
Life Storage, Inc.	1,605	183,211
Mid-America Apartment Communities, Inc.	3,160	368,551
Physicians Realty Trust	4,910	82,783
Prologis, Inc.	9,997	991,702
Public Storage	1,380	316,117
Realty Income Corp.	1,720	99,519
Rexford Industrial Realty, Inc.	4,710	218,827
SBA Communications Corp.	4,310	1,251,495
STAG Industrial, Inc.	3,560	110,787
Sun Communities, Inc.	2,685	369,536
Terreno Realty Corp.	3,075	173,061
UDR, Inc.	3,419	106,810
Welltower, Inc.	3,413	183,517
Total Real Estate		14,024,895
TOTAL COMMON STOCKS
(Identified Cost $138,739,194)		150,687,274

CORPORATE BONDS - 24.5%

Non-Convertible Corporate Bonds - 24.5%
Communication Services - 3.3%
Diversified Telecommunication Services - 1.4%
AT&T, Inc., 4.25%, 3/1/2027	1,510,000	1,737,125
ORBCOMM, Inc., 8.00%, 4/1/2024[2]	275,000	279,125
Verizon Communications, Inc., 4.272%,
1/15/2036	4,290,000	5,243,876
		7,260,126
Interactive Media & Services - 0.9%
MDC Partners, Inc., 6.50%, 5/1/2024[2]	45,000	43,057

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® CONSERVATIVE TERM	SHARES/
SERIES	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Communication Services (continued)
Interactive Media & Services (continued)
Tencent Holdings Ltd. (China), 3.975%,
4/11/2029[2]	3,860,000	$4,347,032
		4,390,089
Media - 1.0%
Comcast Corp., 3.25%, 11/1/2039	3,930,000	4,369,378
TEGNA, Inc., 4.75%, 3/15/2026[2]	150,000	154,125
Townsquare Media, Inc., 6.50%,
4/1/2023[2]	270,000	251,100
		4,774,603
Total Communication Services		16,424,818
Consumer Discretionary - 4.2%
Auto Components - 0.0%##
Techniplas LLC, 10.00%, 5/1/2020[3,4]	120,000	4,452
Automobiles - 0.6%
Ford Motor Co., 9.00%, 4/22/2025	20,000	23,568
Ford Motor Credit Co. LLC, 4.389%,
1/8/2026	200,000	201,500
PM General Purchaser LLC, 9.50%,
10/1/2028[2]	145,000	151,525
Volkswagen Group of America Finance
LLC (Germany), 3.35%, 5/13/2025[2]	2,390,000	2,599,828
		2,976,421
Diversified Consumer Services - 0.0%##
GEMS MENASA Cayman Ltd. - GEMS
Education Delaware LLC (United Arab
Emirates), 7.125%, 7/31/2026[2]	140,000	138,600
Household Durables - 0.1%
FXI Holdings, Inc., 12.25%, 11/15/2026[2]	225,000	235,125
STL Holding Co. LLC, 7.50%, 2/15/2026[2]	250,000	248,438
TRI Pointe Group, Inc. - TRI Pointe
Homes, Inc., 5.875%, 6/15/2024	110,000	119,006
		602,569
Internet & Direct Marketing Retail - 2.6%
Alibaba Group Holding Ltd. (China),
3.40%, 12/6/2027	5,450,000	6,080,782
Booking Holdings, Inc., 3.60%, 6/1/2026	4,720,000	5,236,721
Expedia Group, Inc., 6.25%, 5/1/2025[2]	1,580,000	1,737,475
		13,054,978
Specialty Retail - 0.5%
The TJX Companies, Inc., 4.50%,
4/15/2050	2,050,000	2,715,422
Textiles, Apparel & Luxury Goods - 0.4%
NIKE, Inc., 3.375%, 3/27/2050	1,500,000	1,724,849

Total Consumer Discretionary		21,217,291
	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Staples - 0.1%
Food & Staples Retailing - 0.1%
KeHE Distributors LLC - KeHE Finance
Corp., 8.625%, 10/15/2026[2]	280,000	$301,000

Energy - 4.1%
Energy Equipment & Services - 0.0%##
Oceaneering International, Inc., 6.00%,
2/1/2028	260,000	192,400
Oil, Gas & Consumable Fuels - 4.1%
Antero Midstream Partners LP - Antero
Midstream Finance Corp.
5.75%, 3/1/2027[2]	305,000	274,500
5.75%, 1/15/2028[2]	190,000	169,100
Brooge Petroleum and Gas Investment
Co. FZE (United Arab Emirates),
8.50%, 9/24/2025[2]	300,000	281,669
Bruin E&P Partners LLC, 8.875%,
8/1/2023[3,5]	905,000	905
CNX Midstream Partners LP - CNX
Midstream Finance Corp., 6.50%,
3/15/2026[2]	195,000	198,140
DCP Midstream Operating LP, 8.125%,
8/16/2030	230,000	262,200
Energy Transfer Operating LP, 6.50%,
2/1/2042	4,170,000	4,447,630
EQT Corp., 8.75%, 2/1/2030[6]	90,000	111,825
Indigo Natural Resources LLC, 6.875%,
2/15/2026[2]	190,000	186,675
Ithaca Energy North Sea plc (United
Kingdom), 9.375%, 7/15/2024[2]	200,000	174,000
Jonah Energy LLC - Jonah Energy
Finance Corp., 7.25%, 10/15/2025[7]	195,000	6,338
Kinder Morgan Energy Partners LP,
6.95%, 1/15/2038	3,330,000	4,290,077
Lonestar Resources America, Inc.,
11.25%, 1/1/2023[2,3]	340,000	45,050
Moss Creek Resources Holdings, Inc.,
7.50%, 1/15/2026[2]	270,000	134,325
Navigator Holdings Ltd., 8.00%,
9/10/2025[2]	350,000	345,615
New Fortress Energy, Inc., 6.75%,
9/15/2025[2]	360,000	371,221
NGL Energy Partners LP - NGL Energy
Finance Corp., 7.50%, 11/1/2023	175,000	94,428
Occidental Petroleum Corp., 8.875%,
7/15/2030	175,000	171,281
PDC Energy, Inc., 5.75%, 5/15/2026	180,000	169,650
Sabine Pass Liquefaction LLC, 5.875%,
6/30/2026	4,410,000	5,181,730

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® CONSERVATIVE TERM	SHARES/
SERIES	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
The Williams Companies, Inc., 3.75%,
6/15/2027	3,180,000	$3,467,116
		20,383,475
Total Energy		20,575,875

Financials - 2.8%
Banks - 2.1%
Bank of America Corp., 4.00%,
1/22/2025	2,350,000	2,612,774
Citigroup, Inc., 4.45%, 9/29/2027	3,020,000	3,484,428
JP Morgan Chase & Co., (U.S. Secured
Overnight Financing Rate + 2.515%),
2.956%, 5/13/2031[8]	4,090,000	4,355,636
		10,452,838
Capital Markets - 0.2%
Advisor Group Holdings, Inc., 10.75%,
8/1/2027[2]	270,000	270,675
Donnelley Financial Solutions, Inc.,
8.25%, 10/15/2024	100,000	104,750
Owl Rock Technology Finance Corp.,
4.75%, 12/15/2025[2]	130,000	128,789
StoneX Group, Inc., 8.625%, 6/15/2025[2]	350,000	369,250
		873,464
Consumer Finance - 0.3%
Navient Corp., 6.75%, 6/25/2025	285,000	289,275
OneMain Finance Corp., 7.125%,
3/15/2026	190,000	210,683
PRA Group, Inc., 7.375%, 9/1/2025[2]	255,000	267,495
SLM Corp.
5.125%, 4/5/2022	405,000	416,137
4.20%, 10/29/2025	195,000	197,438
		1,381,028
Diversified Financial Services - 0.0%##
FS Energy & Power Fund, 7.50%,
8/15/2023[2]	155,000	138,338
Oxford Finance LLC - Oxford Finance
Co-Issuer II, Inc., 6.375%, 12/15/2022[2]	105,000	104,160
		242,498
Insurance - 0.0%##
Genworth Mortgage Holdings, Inc.,
6.50%, 8/15/2025[2]	270,000	281,475
Mortgage Real Estate Investment Trusts (REITS) - 0.1%
Ladder Capital Finance Holdings LLLP -
Ladder Capital Finance Corp., 5.25%,
10/1/2025[2]	275,000	250,937
Starwood Property Trust, Inc., 4.75%,
3/15/2025	280,000	271,600
		522,537
	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp., 5.25%,
8/15/2028	270,000	$277,425
Radian Group, Inc., 4.875%, 3/15/2027	192,000	196,320
		473,745
Total Financials		14,227,585
Health Care - 1.0%
Health Care Equipment & Supplies - 0.0%##
AdaptHealth LLC, 6.125%, 8/1/2028[2]	135,000	140,231
Health Care Providers & Services - 0.5%
HCA, Inc., 4.125%, 6/15/2029	2,320,000	2,632,772
Prime Healthcare Services, Inc., 7.25%,
11/1/2025[2]	155,000	156,209
		2,788,981

Pharmaceuticals - 0.5%
Bausch Health Companies, Inc., 5.00%,
1/30/2028[2]	220,000	217,444
P&L Development LLC - PLD Finance
Corp., 7.75%, 11/15/2025[2]	155,000	157,906
Pfizer, Inc., 2.625%, 4/1/2030	1,570,000	1,726,994
Teva Pharmaceutical Finance
Netherlands III B.V. (Israel), 6.75%,
3/1/2028	200,000	210,075
		2,312,419
Total Health Care		5,241,631

Industrials - 4.1%
Aerospace & Defense - 0.1%
Howmet Aerospace, Inc., 6.875%,
5/1/2025	285,000	317,062
Airlines - 0.8%
Alaska Airlines Pass-Through Trust,
Series 2020-1, Class B, 8.00%,
8/15/2025[2]	307,000	323,366
Southwest Airlines Co., 5.25%, 5/4/2025	3,170,000	3,515,634
		3,839,000
Commercial Services & Supplies - 0.1%
Matthews International Corp., 5.25%,
12/1/2025[2]	105,000	99,750
Prime Security Services Borrower
LLC - Prime Finance, Inc., 6.25%,
1/15/2028[2]	175,000	176,834
		276,584
Construction & Engineering - 0.0%##
Tutor Perini Corp., 6.875%, 5/1/2025[2]	255,000	242,887

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® CONSERVATIVE TERM	SHARES/
SERIES	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Industrial Conglomerates - 0.5%
General Electric Co., (3 mo. LIBOR US +
3.330%), 5.00%[8,9]	3,310,000	$2,681,100
Machinery - 0.0%##
Hillenbrand, Inc., 5.00%, 9/15/2026[6]	95,000	103,194
Marine - 0.1%
American Tanker, Inc. (Norway), 7.75%,
7/2/2025	375,000	377,276
Global Ship Lease, Inc. (United
Kingdom), 9.875%, 11/15/2022[2]	200,000	202,594
Navios South American Logistics, Inc.
- Navios Logistics Finance US, Inc.
(Uruguay), 10.75%, 7/1/2025[2]	100,000	105,500
		685,370
Trading Companies & Distributors - 2.5%
AerCap Ireland Capital DAC - AerCap
Global Aviation Trust (Ireland), 4.45%,
10/1/2025	4,380,000	4,453,888
Air Lease Corp.
3.75%, 6/1/2026	2,820,000	2,899,386
3.625%, 4/1/2027	3,185,000	3,179,054
Avolon Holdings Funding Ltd. (Ireland),
3.25%, 2/15/2027[2]	1,970,000	1,798,198
Fortress Transportation and
Infrastructure Investors LLC
6.50%, 10/1/2025[2]	185,000	182,264
9.75%, 8/1/2027[2]	175,000	186,156
		12,698,946
Total Industrials		20,844,143

Information Technology - 1.0%
Communications Equipment - 0.0%##
Hughes Satellite Systems Corp., 5.25%,
8/1/2026	175,000	187,561
IT Services - 0.9%
Unisys Corp., 6.875%, 11/1/20272	100,000	103,500
Visa, Inc., 2.70%, 4/15/2040	4,050,000	4,331,442
		4,434,942
Semiconductors & Semiconductor Equipment - 0.1%
ams AG (Austria), 7.00%, 7/31/20252	250,000	264,375
Software - 0.0%##
Logan Merger Sub, Inc., 5.50%,
9/1/2027[2]	150,000	152,062
Total Information Technology		5,038,940

Materials - 0.2%
Metals & Mining - 0.2%
Hudbay Minerals, Inc. (Peru), 6.125%,
4/1/2029[2]	245,000	250,512
	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Metals & Mining (continued)
IAMGOLD Corp. (Burkina Faso), 5.75%,
10/15/2028[2]	245,000	$245,196
Infrabuild Australia Pty Ltd. (Australia),
12.00%, 10/1/2024[2]	275,000	272,250
Joseph T Ryerson & Son, Inc., 8.50%,
8/1/2028[2]	152,000	162,876
Northwest Acquisitions ULC - Dominion
Finco, Inc., 7.125%, 11/1/2022[3,10]	880,000	8,800
Total Materials		939,634

Real Estate - 3.1%
Equity Real Estate Investment Trusts (REITS) - 3.0%
American Tower Corp., 3.80%,
8/15/2029	4,560,000	5,188,973
Camden Property Trust, 2.80%,
5/15/2030	3,210,000	3,465,459
Crown Castle International Corp.
3.10%, 11/15/2029	4,830,000	5,190,223
3.30%, 7/1/2030	1,080,000	1,176,883
HAT Holdings I LLC - HAT Holdings II
LLC, 3.75%, 9/15/2030[2]	185,000	184,769
Iron Mountain, Inc., 4.50%, 2/15/2031[2]	190,000	189,159
		15,395,466
Real Estate Management & Development - 0.1%
Five Point Operating Co. LP - Five Point
Capital Corp., 7.875%, 11/15/2025[2]	270,000	270,000
Forestar Group, Inc., 5.00%, 3/1/2028[2]	175,000	173,726
		443,726
Total Real Estate		15,839,192

Utilities - 0.6%
Electric Utilities - 0.6%
Dominion Energy, Inc., 3.375%, 4/1/2030	2,320,000	2,617,383
Talen Energy Supply LLC, 7.625%,
6/1/2028[2]	260,000	254,475

Total Utilities		2,871,858

TOTAL CORPORATE BONDS		123,521,967
(Identified Cost $118,481,062)

U.S. TREASURY SECURITIES - 13.4%

U.S. Treasury Bonds - 5.0%
U.S. Treasury Inflation Indexed Bond
0.125%, 4/15/2025	9,675,190	10,225,970
2.00%, 1/15/2026	13,115,243	15,316,401

Total U.S. Treasury Bonds
(Identified Cost $24,301,876)		25,542,371

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® CONSERVATIVE TERM	SHARES/
SERIES	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

U.S. TREASURY SECURITIES (continued)

U.S. Treasury Notes - 8.4%
U.S. Treasury Note
2.625%, 5/15/2021	20,254,000	$20,526,163
2.375%, 8/15/2024	10,690,000	11,538,101
1.625%, 5/15/2026	9,580,000	10,184,364

Total U.S. Treasury Notes
(Identified Cost $42,282,164)		42,248,628
TOTAL U.S. TREASURY SECURITIES
(Identified Cost $66,584,040)		67,790,999

ASSET-BACKED SECURITIES - 8.8%
Cazenovia Creek Funding II LLC, Series
2018-1A, Class A, 3.561%, 7/15/2030[2]	787,700	790,543
CF Hippolyta LLC
Series 2020-1, Class A2, 1.99%,
7/15/2060[2]	2,304,132	2,322,633
Series 2020-1, Class B1, 2.28%,
7/15/2060[2]	2,961,445	2,975,109
Commonbond Student Loan Trust,
Series 2019-AGS, Class A1, 2.54%,
1/25/2047[2]	2,041,356	2,083,227
Credit Acceptance Auto Loan Trust,
Series 2020-1A, Class B, 2.39%,
4/16/2029[2]	1,150,000	1,167,703
Home Partners of America Trust, Series
2019-1, Class A, 2.908%, 9/17/2039[2]	2,905,084	3,021,288
Invitation Homes Trust
Series 2017-SFR2, Class A, (1 mo.
LIBOR US + 0.850%), 0.997%,
12/17/2036[2,11]	767,021	765,372
Series 2017-SFR2, Class B, (1 mo.
LIBOR US + 1.150%), 1.297%,
12/17/2036[2,11]	630,000	629,805
Navient Private Education Refi Loan
Trust
Series 2014-1, Class A3, (1 mo.
LIBOR US + 0.510%), 0.659%,
6/25/2031[11]	243,438	235,694
Series 2019-CA, Class A1, 2.82%,
2/15/2068[2]	569,245	571,320
Series 2019-EA, Class A2A, 2.64%,
5/15/2068[2]	3,000,000	3,061,134
Nelnet Student Loan Trust
Series 2012-3A, Class A, (1 mo.
LIBOR US + 0.700%), 0.849%,
2/25/2045[2,11]	254,077	250,260
Series 2013-5A, Class A, (1 mo.
LIBOR US + 0.630%), 0.779%,
1/25/2037[2,11]	399,930	394,052
Oxford Finance Funding LLC
Series 2019-1A, Class A2, 4.459%,
2/15/2027[2]	2,305,000	2,388,976
Series 2020-1A, Class A2, 3.101%,
2/15/2028[2]	255,000	259,755
	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

ASSET-BACKED SECURITIES (continued)

Progress Residential Trust
Series 2019-SFR2, Class A, 3.147%,
5/17/2036[2]	3,506,347	$3,594,980
Series 2019-SFR4, Class A, 2.687%,
10/17/2036[2]	4,200,000	4,313,751
SLM Student Loan Trust, Series 2005-
7, Class A4, (3 mo. LIBOR US +
0.150%), 0.365%, 10/25/202911	232,648	229,391
SMB Private Education Loan Trust,
Series 2020-A, Class A2A, 2.23%,
9/15/2037[2]	340,000	350,894
SoFi Consumer Loan Program LLC
Series 2017-4, Class A, 2.50%,
5/26/2026[2]	88,422	88,903
Series 2019-2, Class A, 3.01%,
4/25/2028[2]	909,271	919,058
Series 2019-3, Class A, 2.90%,
5/25/2028[2]	1,248,591	1,263,260
SoFi Professional Loan Program LLC
Series 2015-D, Class A2, 2.72%,
10/27/2036[2]	43,389	44,063
Series 2016-E, Class A2B, 2.49%,
1/25/2036[2]	90,222	91,427
Series 2017-F, Class A2FX, 2.84%,
1/25/2041[2]	445,720	455,489
Series 2018-A, Class A2A, 2.39%,
2/25/2042[2]	4,589	4,592
Series 2018-C, Class A1FX, 3.08%,
1/25/2048[2]	259,002	260,039
Series 2020-A, Class A2FX, 2.54%,
5/15/2046[2]	225,000	230,993
Store Master Funding I-VII and XIV,
Series 2019-1, Class A1, 2.82%,
11/20/2049[2]	2,158,491	2,164,832
Tax Ease Funding LLC, Series 2016-1A,
Class A, 3.131%, 6/15/2028[2]	156,827	157,194
Towd Point Mortgage Trust
Series 2016-5, Class A1, 2.50%,
10/25/2056[2,12]	1,249,662	1,276,928
Series 2017-1, Class A1, 2.75%,
10/25/2056[2,12]	1,544,405	1,582,960
Series 2019-HY1, Class A1, (1 mo.
LIBOR US + 1.000%), 1.149%,
10/25/2048[2,11]	1,430,661	1,435,364
Tricon American Homes Trust
Series 2016-SFR1, Class A, 2.589%,
11/17/2033[2]	1,904,254	1,905,409
Series 2017-SFR2, Class A, 2.928%,
1/17/2036[2]	2,028,118	2,085,781
VB-S1 Issuer LLC, Series 2020-1A,
Class C2, 3.031%, 6/15/2050[2]	1,200,000	1,245,317
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $43,816,608)		44,617,496

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.2%

BWAY Mortgage Trust, Series 2015-1740, Class A, 2.917%, 1/10/2035[2]	4,633,000	$4,695,427
CIM Trust, Series 2019-INV1, Class A1, 4.00%, 2/25/2049[2,12]	677,981	701,760
Credit Suisse Mortgage Capital Trust Series 2013-IVR3, Class A1, 2.50%, 5/25/2043[2,12]	772,242	786,760
Series 2013-TH1, Class A1, 2.13%, 2/25/2043[2,12]	481,605	493,282
Fannie Mae REMICS, Series 2018-31, Class KP, 3.50%, 7/25/2047	979,033	1,013,345
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class A, 3.144%, 12/10/2036[2] .	3,660,000	3,763,102
Freddie Mac Multifamily Structured Pass-Through Certificates Series K014, Class X1 (IO), 1.153%, 4/25/2021[12]	2,384,664	5,860
Series K016, Class X1 (IO), 1.481%, 10/25/2021[12]	5,820,443	44,226
Series K017, Class X1 (IO), 1.286%, 12/25/2021[12]	7,194,565	64,244
Series K021, Class X1 (IO), 1.408%, 6/25/2022[12]	14,224,072	243,333
Series K030, Class X1 (IO), 0.172%, 4/25/2023[12]	71,174,349	267,487
Series K032, Class X1 (IO), 0.090%, 5/25/2023[12]	44,263,117	116,089
Freddie Mac REMICS
Series 4791, Class BA, 4.00%, 3/15/2044	1,015,276	1,033,402
Series 4801, Class BA, 4.50%, 5/15/2044	532,676	539,961
FREMF Mortgage Trust
Series 2013-K28, Class X2A (IO), 0.10%, 6/25/2046[2] . .	189,734,994	329,342
Series 2014-K41, Class B, 3.833%, 11/25/2047[2,12]	2,500,000	2,739,780
Series 2015-K42, Class B, 3.850%, 12/25/2024[2,12]	490,000	530,534
Series 2015-K43, Class B, 3.733%, 2/25/2048[2,12]	500,000	543,816
Series 2015-K720, Class B, 3.393%, 7/25/2022[2,12]	270,000	278,516
GS Mortgage Securities Corp. Trust,
Series 2019-70P, Class A, (1 mo.
LIBOR US + 1.000%), 1.148%, 10/15/2036[2,11]	2,985,000	2,865,190
JP Morgan Mortgage Trust
Series 2013-1, Class 1A2, 3.00%, 3/25/2043[2,12]	387,692	394,813
Series 2013-2, Class A2, 3.50%, 5/25/2043[2,12]	440,285	460,304
Series 2014-2, Class 1A1, 3.00%, 6/25/2029[2,12]	685,432	699,508
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

JP Morgan Mortgage Trust (continued)
Series 2017-2, Class A5, 3.50%, 5/25/2047[2,12]	118,032	$119,478
Series 2017-2, Class A6, 3.00%, 5/25/2047[2,12]	126,775	127,839
Series 2017-3, Class 1A3, 3.50%, 8/25/2047[2,12]	140,370	143,562
Series 2017-3, Class 1A5, 3.50%, 8/25/2047[2,12]	497,892	499,374
Series 2017-6, Class A3, 3.50%, 12/25/2048[2,12]	583,292	597,338
Series 2017-6, Class A5, 3.50%, 12/25/2048[2,12]	566,585	569,482
New Residential Mortgage Loan Trust
Series 2014-3A, Class AFX3, 3.75%, 11/25/2054[2,12]	589,376	629,548
Series 2015-2A, Class A1, 3.75%, 8/25/2055[2,12]	636,263	686,989
Series 2016-4A, Class A1, 3.75%, 11/25/2056[2,12]	900,183	966,164
PMT Loan Trust, Series 2013-J1, Class A9, 3.50%, 9/25/2043[2,12]	1,908,818	2,008,794
Sequoia Mortgage Trust
Series 2013-2, Class A, 1.874%, 2/25/2043[12]	486,730	489,857
Series 2013-6, Class A2, 3.00%, 5/25/2043[12]	3,371,607	3,523,632
Series 2013-7, Class A2, 3.00%, 6/25/2043[12]	492,931	498,460
Series 2013-8, Class A1, 3.00%, 6/25/2043[12]	667,221	685,755
Series 2020-1, Class A1, 3.50%, 2/25/2050[2,12]	231,910	237,064
Starwood Retail Property Trust, Series 2014-STAR, Class A, (1 mo. LIBOR US + 1.470%), 1.618%, 11/15/2027[2,11]	2,317,783	1,715,813
Sutherland Commercial Mortgage Trust, Series 2019-SBC8, Class A, 2.86%, 4/25/2041[2,12]	2,636,147	2,651,249
Waikiki Beach Hotel Trust, Series 2019-WBM, Class A, (1 mo. LIBOR US + 1.050%), 1.198%, 12/15/2033[2,11]	2,300,000	2,213,720
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A4, 4.869%, 2/15/2044[2,12]	140,347	140,592
WinWater Mortgage Loan Trust, Series 2015-1, Class A1, 3.50%, 1/20/2045[2,12]	421,827	434,038
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $41,707,504)		41,548,829

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® CONSERVATIVE TERM SERIES		SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

FOREIGN GOVERNMENT BONDS - 1.5%

Canadian Government Bond (Canada), 2.75%, 6/1/2022	CAD	327,000	$255,287
Export-Import Bank of Korea (South Korea), 2.625%, 12/30/2020		5,000,000	5,017,056
Mexican Government Bond
(Mexico), 6.50%, 6/10/2021	MXN	2,725,000	130,007
(Mexico), 6.50%, 6/9/2022	MXN	4,996,000	242,794
(Mexico), 7.75%, 5/29/2031	MXN	908,000	47,668
Mexico Government International Bond
(Mexico), 4.125%, 1/21/2026		400,000	445,004
Republic of Italy Government International Bond (Italy), 2.375%, 10/17/2024		1,200,000	1,254,500
Saudi Government International Bond (Saudi Arabia), 2.90%, 10/22/2025[2]		200,000	213,676

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $7,710,338)			7,605,992

MUNICIPAL BONDS - 1.0%

Hawaii, Public Impt., Series GB, G.O. Bond, 0.802%, 10/1/2024		705,000	707,129
New York City Transitional Finance Authority, Future Tax Secured, Public Impt., Revenue Bond, 1.58%, 5/1/2024		950,000	973,845
South Carolina Public Service Authority,
Series B, Revenue Bond, 1.852%,12/1/2026		3,460,000	3,447,890

TOTAL MUNICIPAL BONDS
(Identified Cost $5,138,810)			5,128,864

U.S. GOVERNMENT AGENCIES - 11.0%

Mortgage-Backed Securities - 9.1%
Fannie Mae
Pool #888468, UMBS, 5.50%, 9/1/2021		12,042	12,123
Pool #995233, UMBS, 5.50%, 10/1/2021		81	82
Pool #888017, UMBS, 6.00%, 11/1/2021		3,230	3,268
Pool #995329, UMBS, 5.50%, 12/1/2021		6,769	6,812
Pool #888136, UMBS, 6.00%, 12/1/2021		4,563	4,623
Pool #888815, UMBS, 4.50%, 11/1/2022		2,924	3,065
Pool #888810, UMBS, 5.50%, 11/1/2022		13,660	13,753
Pool #AA1563, UMBS, 4.50%, 2/1/2024		9,103	9,542
Pool #AC1557, UMBS, 4.50%, 9/1/2024		24,935	26,472
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae (continued)
Pool #AD0462, UMBS, 5.50%, 10/1/2024	10,179	$10,727
Pool #MA1834, UMBS, 4.50%, 2/1/2034	475,418	524,154
Pool #MA1903, UMBS, 4.50%, 5/1/2034	595,951	657,054
Pool #745418, UMBS, 5.50%, 4/1/2036	307,223	359,840
Pool #886904, UMBS, 6.50%, 9/1/2036	49,319	57,620
Pool #909786, UMBS, 5.50%, 3/1/2037	101,334	117,579
Pool #918516, UMBS, 5.50%, 6/1/2037	38,089	44,166
Pool #933521, UMBS, 5.00%, 1/1/2038	8,735	10,024
Pool #889260, UMBS, 5.00%, 4/1/2038	12,631	14,511
Pool #889576, UMBS, 6.00%, 4/1/2038	301,393	354,425
Pool #912948, UMBS, 5.00%, 5/1/2038	8,122	8,917
Pool #975840, UMBS, 5.00%, 5/1/2038	31,324	34,361
Pool #889624, UMBS, 5.50%, 5/1/2038	251,850	291,795
Pool #995196, UMBS, 6.00%, 7/1/2038	383,809	452,525
Pool #986458, UMBS, 6.00%, 8/1/2038	6,475	7,502
Pool #987831, UMBS, 6.00%, 9/1/2038	9,461	10,535
Pool #990897, UMBS, 6.00%, 9/1/2038	23,634	26,404
Pool #AD0220, UMBS, 6.00%, 10/1/2038	49,070	57,965
Pool #993920, UMBS, 6.00%, 11/1/2038	72,881	81,150
Pool #257497, UMBS, 6.00%, 12/1/2038	12,978	15,083
Pool #971022, UMBS, 5.00%, 1/1/2039	21,999	25,316
Pool #AA1810, UMBS, 5.00%, 1/1/2039	64,305	74,015
Pool #890294, UMBS, 5.50%, 1/1/2039	538,444	626,461
Pool #AD0307, UMBS, 5.50%, 1/1/2039	281,423	327,258
Pool #983686, UMBS, 5.00%, 2/1/2039	14,960	16,425
Pool #AE0604, UMBS, 6.00%, 7/1/2039	336,363	398,269
Pool #AA6788, UMBS, 6.00%, 8/1/2039	120,457	136,007

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae (continued)
Pool #AC0463, UMBS, 5.00%, 11/1/2039	34,243	$39,269
Pool #AC5111, UMBS, 5.00%, 11/1/2039	53,311	60,601
Pool #MA0258, UMBS, 4.50%, 12/1/2039	627,971	702,120
Pool #MA0259, UMBS, 5.00%, 12/1/2039	33,383	38,458
Pool #AC8573, UMBS, 5.00%, 1/1/2040	53,800	62,067
Pool #890326, UMBS, 5.50%, 1/1/2040	568,634	661,646
Pool #AL1595, UMBS, 6.00%, 1/1/2040	354,321	416,725
Pool #AE0061, UMBS, 6.00%, 2/1/2040	143,272	167,424
Pool #AL0152, UMBS, 6.00%, 6/1/2040	594,105	697,293
Pool #MA4071, UMBS, 2.00%, 7/1/2040	3,990,053	4,124,853
Pool #MA4072, UMBS, 2.50%, 7/1/2040	4,390,295	4,589,294
Pool #AI5172, UMBS, 4.00%, 8/1/2041	344,108	379,106
Pool #AL1410, UMBS, 4.50%, 12/1/2041	673,733	754,881
Pool #AB4300, UMBS, 3.50%, 1/1/2042	176,189	189,705
Pool #AL7729, UMBS, 4.00%, 6/1/2043	410,893	450,882
Pool #AS3622, UMBS, 3.50%, 10/1/2044	10,439,753	11,478,900
Pool #AZ9215, UMBS, 4.00%, 10/1/2045	648,851	706,371
Pool #AS6613, UMBS, 4.00%, 2/1/2046	3,564,142	3,893,380
Pool #BC8677, UMBS, 4.00%, 5/1/2046	304,519	329,330
Pool #BD2179, UMBS, 4.00%, 7/1/2046	133,763	144,606
Pool #BD6997, UMBS, 4.00%, 10/1/2046	496,351	535,123
Pool #BE3812, UMBS, 4.00%, 12/1/2046	450,022	485,823
Pool #BE7845, UMBS, 4.50%, 2/1/2047	420,882	458,450
Pool #MA3184, UMBS, 4.50%, 11/1/2047	1,710,997	1,860,315
Pool #AL8674, 5.642%, 1/1/2049	1,047,151	1,231,148
Freddie Mac
Pool #G12610, 6.00%, 3/1/2022	6,710	6,821
Pool #G12655, 6.00%, 5/1/2022	4,814	4,910
Pool #G13078, 6.00%, 3/1/2023	7,820	8,058
Pool #C91746, 4.50%, 12/1/2033	82,424	90,902
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac (continued)
Pool #C91762, 4.50%, 5/1/2034	832,328	$917,844
Pool #G07655, 5.50%, 12/1/2035	79,578	93,414
Pool #G08216, 5.50%, 8/1/2037	226,776	263,545
Pool #G03926, 6.00%, 2/1/2038	251,509	296,141
Pool #G04731, 5.50%, 4/1/2038	177,839	206,745
Pool #G04176, 5.50%, 5/1/2038	79,186	91,828
Pool #A78227, 5.50%, 6/1/2038	85,709	99,013
Pool #G08273, 5.50%, 6/1/2038	222,245	257,550
Pool #G04471, 5.50%, 7/1/2038	27,558	31,934
Pool #G04776, 5.50%, 7/1/2038	181,041	209,702
Pool #G05196, 5.50%, 10/1/2038	254,439	295,559
Pool #G05409, 5.50%, 3/1/2039	225,213	261,717
Pool #G05906, 6.00%, 4/1/2040	40,576	47,787
Pool #G07104, 5.50%, 5/1/2040	144,497	162,712
Pool #G06789, 6.00%, 5/1/2040	200,420	235,795
Pool #A92889, 4.50%, 7/1/2040	910,768	1,023,054
Pool #SD8107, UMBS, 2.50%, 11/1/2050	1,830,000	1,909,569
Ginnie Mae, Pool #671161, 5.50%, 11/15/2037	27,938	30,878

Total Mortgage-Backed Securities
(Identified Cost $43,036,604)		45,823,076
Other Agencies - 1.9%
Federal National Mortgage Association, 0.75%, 10/8/2027	9,465,000	9,406,091
(Identified Cost $9,504,038)
TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $52,540,642)		55,229,167

SHORT-TERM INVESTMENT - 1.9%

Dreyfus Government Cash Management, Institutional Shares, 0.02%[13]
(Identified Cost $9,749,200)	9,749,200	9,749,200

TOTAL INVESTMENTS - 100.2%
(Identified Cost $484,467,398)		505,879,788
LIABILITIES, LESS OTHER ASSETS - (0.2%)		(1,247,610)
NET ASSETS - 100%		$504,632,178

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

ADR - American Depositary Receipt

CAD - Canadian Dollar

G.O. Bond - General Obligation Bond

Impt. - Improvement

IO - Interest only

LIBOR - London Interbank Offered Rate

MXN - Mexican Peso

REMICS - Real Estate Mortgage Investment Conduits

UMBS - Uniform Mortgage-Backed Securities

*Non-income producing security.

## Less than 0.1%.

1Amount is stated in USD unless otherwise noted.

2Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $98,379,348, which represented 19.5% of the Series’ Net Assets.

3Issuer filed for bankruptcy and/or is in default of interest payments.

4Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The security was acquired on August 25, 2015, October 9, 2015 and October 13, 2017 at a cost of $90,250 ($95.00 per $100 par), $76,075 ($89.50 per $100 par) and $7,625 ($76.25 per $100 par), respectively. The security at October 31, 2020 was $4,452, or less than 0.1% of the Series’ Net Assets.

5Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The security was acquired on January 17, 2019, March 26, 2020 and May 28, 2020 at a cost of $95,434 ($95.43 per $100 par), $21,525 ($10.50 per $100 par) and $7,500 ($1.25 per $100 par), respectively. The security at October 31, 2020 was $905, or less than 0.1% of the Series’ Net Assets.

6Step coupon rate security - Rate steps up/down by 25 basis points upon rating downgrade/upgrade by Moody’s and S&P rating agencies (Subject to a maximum of 100 basis points per agency, 200 basis points maximum).

7Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The security was acquired on September 28, 2017 and November 28, 2017 at a cost of $388,850 ($101.00 per $100 par) and $161,600 ($101.00 per $100 par), respectively. The security at October 31, 2020 was $6,338, or less than 0.1% of the Series’ Net Assets.

8Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2020.

9Security is perpetual in nature and has no stated maturity date.

10Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The security was acquired on October 10, 2017, September 6, 2018, May 8, 2020, May 13, 2020 and May 13, 2020 at a cost of $275,400 ($102.00 per $100 par), $15,363 ($102.42 per $100 par), $8,775 ($3.25 per $100 par), $3,250 ($1.00 per $100 par) and $1,350 ($1.50 per $100 par), respectively. The security at October 31, 2020 was $8,800, or less than 0.1% of the Series’ Net Assets.

11Floating rate security. Rate shown is the rate in effect as of October 31, 2020.

12Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2020.

13Rate shown is the current yield as of October 31, 2020.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Conservative Term Series

October 31, 2020

ASSETS:

Investments in securities, at value (identified cost $484,467,398) (Note 2)	$505,879,788
Interest receivable	2,329,173
Receivable for securities sold	839,235
Receivable for fund shares sold	423,017
Foreign tax reclaims receivable	292,849
Dividends receivable	185,470
Prepaid and other expenses	18,843

TOTAL ASSETS	509,968,375

LIABILITIES:

Accrued sub-transfer agent fees (Note 3)	319,958
Accrued management fees(Note 3)	224,288
Accrued distribution and service (Rule 12b-1) fees (Class S) (Class R) (Class L) (Note 3)	179,714
Accrued fund accounting and administration fees (Note 3)	56,966
Accrued Chief Compliance Officer service fees (Note 3)	2,756
Payable for securities purchased	3,618,100
Payable for fund shares repurchased	786,210
Other payables and accrued expenses	148,205

TOTAL LIABILITIES	5,336,197

TOTAL NET ASSETS	$504,632,178

NET ASSETS CONSIST OF:

Capital stock	$405,134
Additional paid-in-capital	432,156,794
Total distributable earnings (loss)	72,070,250

TOTAL NET ASSETS	$504,632,178

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Conservative Term Series

October 31, 2020

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($294,276,129/20,338,301 shares)	$14.47

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($99,138,775/9,286,680 shares)	$10.68

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($22,539,188/2,214,375 shares)	$10.18

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class L ($86,903,471/8,551,808 shares)	$10.16

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($1,774,615/122,212 shares)	$14.52

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Conservative Term Series

For the Year Ended October 31, 2020

INVESTMENT INCOME:

Interest	$15,117,908
Dividends(net of foreign taxes withheld, $140,832)	4,648,528

Total Investment Income	19,766,436

EXPENSES:

Management fees (Note 3)	3,366,851
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	1,571,829
Distribution and service (Rule 12b-1) fees (Class L) (Note 3)	866,081
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	51,245
Sub-transfer agent fees (Note 3)	1,025,715
Fund accounting and administration fees (Note 3)	170,022
Directors’ fees (Note 3)	106,488
Chief Compliance Officer service fees (Note 3)	3,264
Custodian fees	57,654
Miscellaneous	404,383

Total Expenses	7,623,532
Less reduction of expenses (Note 3)	(7,033)

Net Expenses	7,616,499

NET INVESTMENT INCOME	12,149,937

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on- Investments in securities	75,414,866
Litigation proceeds (Note 4)	268,687
Options written	919,346
Foreign currency and translation of other assets and liabilities	(5,611)

76,597,288
Net change in unrealized appreciation (depreciation) on- Investments in securities	(33,358,446)
Options written	1,460
Foreign currency and translation of other assets and liabilities	4,799

(33,352,187)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	43,245,101

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$55,395,038

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Conservative Term Series

	FOR THE	FOR THE
	YEAR ENDED	YEAR ENDED
	10/31/20	10/31/19
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$12,149,937	$17,882,913
Net realized gain (loss) on investments and foreign currency	76,597,288	26,554,094
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(33,352,187)	45,274,353

Net increase (decrease) from operations	55,395,038	89,711,360

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(24,962,674)	(22,245,086)
Class I	(10,898,861)	(9,999,209)
Class R	(493,417)	(468,279)
Class L	(4,422,053)	(4,001,133)
Class W	(83,642)	(12,499)
Total distributions to shareholders	(40,860,647)	(36,726,206)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(424,448,200)	(31,706,162)

Net increase (decrease) in net assets	(409,913,809)	21,278,992

NET ASSETS:

Beginning of year	914,545,987	893,266,995

End of year	$504,632,178	$914,545,987

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class S

	FOR THE YEAR ENDED
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$14.23	$13.39	$14.10	$13.36	$13.15
Income (loss) from investment operations:
Net investment income[1]	0.21	0.27	0.23	0.19	0.19
Net realized and unrealized gain (loss) on investments	0.59 [2]	1.07	(0.33)	0.73	0.21
Total from investment operations	0.80	1.34	(0.10)	0.92	0.40
Less distributions to shareholders:
From net investment income	(0.21)	(0.23)	(0.18)	(0.16)	(0.19)
From net realized gain on investments	(0.35)	(0.27)	(0.43)	(0.02)	—
Total distributions to shareholders	(0.56)	(0.50)	(0.61)	(0.18)	(0.19)
Net asset value - End of year	$14.47	$14.23	$13.39	$14.10	$13.36
Net assets - End of year (000’s omitted)	$294,276	$609,145	$596,934	$627,523	$724,270
Total return[3]	5.86%[2]	10.40%	(0.75%)	7.02%	3.07%

Ratios (to average net assets)/Supplemental Data:
Expenses	0.87%	0.87%	0.88%	0.87%	0.87%
Net investment income	1.47%	2.01%	1.71%	1.42%	1.47%
Series portfolio turnover	108%	68%	80%	58%	65%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. These proceeds impacted the net realized and unrealized gain (loss) on investments per share by less than $0.01. Excluding the proceeds from the settlement, the total return would have been 5.78%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class I

	FOR THE YEAR ENDED
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.65	$10.15	$10.85	$10.33	$10.22
Income (loss) from investment operations:
Net investment income[1]	0.19	0.23	0.20	0.17	0.17
Net realized and unrealized gain (loss) on investments	0.44 [2]	0.80	(0.26)	0.56	0.15
Total from investment operations	0.63	1.03	(0.06)	0.73	0.32
Less distributions to shareholders:
From net investment income	(0.25)	(0.26)	(0.21)	(0.19)	(0.21)
From net realized gain on investments	(0.35)	(0.27)	(0.43)	(0.02)	—
Total distributions to shareholders	(0.60)	(0.53)	(0.64)	(0.21)	(0.21)

Net asset value - End of year	$10.68	$10.65	$10.15	$10.85	$10.33
Net assets - End of year (000’s omitted)	$99,139	$207,346	$192,157	$213,824	$291,632
Total return[3]	6.27% [2]	10.69%	(0.62% )	7.25%	3.26%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.60%	0.64%	0.68%	0.67%	0.67%
Net investment income	1.77%	2.23%	1.92%	1.62%	1.66%
Series portfolio turnover	108%	68%	80%	58%	65%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. These proceeds impacted the net realized and unrealized gain (loss) on investments per share by less than $0.01. Excluding the proceeds from the settlement, the total return would have been 6.17%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class R

	FOR THE YEAR ENDED
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.19	$9.73	$10.42	$9.92	$9.81
Income (loss) from investment operations:
Net investment income[1]	0.13	0.17	0.14	0.11	0.12
Net realized and unrealized gain (loss) on investments	0.42 [2]	0.77	(0.24)	0.54	0.15
Total from investment operations	0.55	0.94	(0.10)	0.65	0.27
Less distributions to shareholders:
From net investment income	(0.21)	(0.21)	(0.16)	(0.13)	(0.16)
From net realized gain on investments	(0.35)	(0.27)	(0.43)	(0.02)	—
Total distributions to shareholders	(0.56)	(0.48)	(0.59)	(0.15)	(0.16)

Net asset value - End of year	$10.18	$10.19	$9.73	$10.42	$9.92
Net assets - End of year (000’s omitted)	$22,539	$8,850	$10,886	$13,672	$19,054
Total return[3]	5.69% [2]	10.12%	(1.08% )	6.72%	2.79%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.04%	1.10%	1.18%	1.17%	1.17%
Net investment income	1.25%	1.77%	1.40%	1.12%	1.19%
Series portfolio turnover	108%	68%	80%	58%	65%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. These proceeds impacted the net realized and unrealized gain (loss) on investments per share and total return by less than $0.01 and by less than 0.01%, respectively.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class L*

	FOR THE YEAR ENDED
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.17	$9.71	$10.40	$9.91	$9.81
Income (loss) from investment operations:
Net investment income[1]	0.08	0.13	0.09	0.06	0.06
Net realized and unrealized gain (loss) on investments	0.42 [2]	0.76	(0.24)	0.54	0.15
Total from investment operations	0.50	0.89	(0.15)	0.60	0.21

Less distributions to shareholders:
From net investment income	(0.16)	(0.16)	(0.11)	(0.09)	(0.11)
From net realized gain on investments	(0.35)	(0.27)	(0.43)	(0.02)	—
Total distributions to shareholders	(0.51)	(0.43)	(0.54)	(0.11)	(0.11)

Net asset value - End of year	$10.16	$10.17	$9.71	$10.40	$9.91
Net assets - End of year (000’s omitted)	$86,903	$87,628	$93,290	$112,666	$127,100
Total return[3]	5.16% [2]	9.61%	(1.58% )	6.13%	2.24%

Ratios (to average net assets)/Supplemental Data:
Expenses	1.55%	1.59%	1.68%	1.67%	1.67%
Net investment income	0.79%	1.29%	0.91%	0.62%	0.66%
Series portfolio turnover	108%	68%	80%	58%	65%

*Effective March 1, 2019, Class R2 shares of the Series have been redesignated as Class L Shares.

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. These proceeds impacted the net realized and unrealized gain (loss) on investments per share and total return by less than $0.01 and by less than 0.01%, respectively.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class W

	FOR THE YEAR ENDED 10/31/20	FOR THE PERIOD 4/1/19[1] TO 10/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$14.28	$13.62
Income from investment operations:
Net investment income[2]	0.32	0.23
Net realized and unrealized gain (loss) on investments	0.59 [3]	0.54
Total from investment operations	0.91	0.77
Less distributions to shareholders:
From net investment income	(0.32)	(0.11)
From net realized gain on investments	(0.35)	(0.00)[4]
Total distributions to shareholders	(0.67)	(0.11)
Net asset value - End of period	$14.52	$14.28
Net assets - End of period (000’s omitted)	$1,775	$1,577
Total return[5]	6.66% [3]	5.71%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.09%	0.08%	[6]
Net investment income	2.26%	2.81%	[6]
Series portfolio turnover	108%	68%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.40%	0.40%	[6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. These proceeds impacted the net realized and unrealized gain (loss) on investments per share and total return by less than $0.01 and by less than 0.01%, respectively.

4Less than $(0.01).

5Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

6Annualized.

The accompanying notes are an integral part of the financial statements.

Performance Update as of October 31, 2020 - Pro-Blend® Moderate Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Pro-Blend® Moderate Term Series - Class S2	9.27%	6.02%	5.66%
Pro-Blend® Moderate Term Series - Class I2	9.37%	6.26%	5.90%
Pro-Blend® Moderate Term Series - Class R2,3	8.89%	5.74%	5.38%
Pro-Blend® Moderate Term Series - Class L2,3	8.43%	5.24%	4.87%
Pro-Blend® Moderate Term Series - Class W2,4	10.31%	6.34%	5.81%
Bloomberg Barclays U.S. Aggregate Bond Index[5]	6.19%	4.08%	3.55%
30/10/30/30 Blended Index[6]	6.81%	6.33%	6.31%

The following graph compares the value of a $10,000 investment in the Pro-Blend® Moderate Term Series - Class S for the ten years ended October 31, 2020 to the Bloomberg Barclays U.S. Aggregate Bond Index and the 30/10/30/30 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2020, this net expense ratio was 1.07% for Class S, 0.85% for Class I, 1.35% for Class R, 1.77% for Class L and 0.10% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.07% for Class S, 0.86% for Class I, 1.36% for Class R, 1.77% for Class L and 0.73% for Class W for the year ended October 31, 2020.

3For periods through the inception of Class L on January 4, 2010 and Class R on June 30, 2010, the performance is hypothetical and is based on the historical performance of the Class S shares adjusted for the respective class’ charges and expenses.

4For periods through April 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

5The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

Performance Update as of October 31, 2020 - Pro-Blend® Moderate Term Series

(unaudited)

6The 30/10/30/30 Blended Index is 30% Russell 3000® Index (Russell 3000), 10% MSCI ACWI ex USA Index (ACWIxUS), 30% Bloomberg Barclays U.S. Aggregate Bond Index (BAB), and 30% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 26 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. Index returns provided by Interactive Data. BIAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of greater than one year but less than ten years. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices.

Shareholder Expense Example - Pro-Blend® Moderate Term Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/20	ENDING ACCOUNT VALUE 10/31/20	EXPENSES PAID DURING PERIOD* 5/1/20 - 10/31/20	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,066.50	$5.51	1.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	$5.38	1.06%
Class I
Actual	$1,000.00	$1,067.00	$4.42	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$4.32	0.85%
Class R
Actual	$1,000.00	$1,064.10	$7.00	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.85	1.35%
Class L
Actual	$1,000.00	$1,062.90	$9.18	1.77%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.24	$8.97	1.77%
Class W
Actual	$1,000.00	$1,071.30	$0.52	0.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.63	$0.51	0.10%

Shareholder Expense Example - Pro-Blend® Moderate Term Series

(unaudited)

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

Portfolio Composition - Pro-Blend® Moderate Term Series - as of October 31, 2020

(unaudited)

Asset Allocation[1]

1As a percentage of net assets.
2A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.
3A U.S. Treasury Note is an intermediate long-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

Sector Allocation[4]

Consumer Discretionary	8.0%
Energy	7.8%
Communication Services	7.6%
Information Technology	7.1%
Health Care	6.2%
Financials	5.8%
Real Estate	5.7%
Consumer Staples	5.5%
Industrials	4.5%
Materials	1.9%
Utilities	0.4%

[4]Including common stocks and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[5]

Expedia Group, Inc.	1.2%
Unilever plc - ADR (United Kingdom)	1.2%
Visa, Inc. - Class A	1.1%
Johnson & Johnson	1.1%
Novartis AG - ADR (Switzerland)	1.1%
The Coca-Cola Co.	1.1%
Mastercard, Inc. - Class A	1.0%
Amazon.com, Inc.	1.0%
Alcon, Inc. (Switzerland)	1.0%
Tencent Holdings Ltd. - Class H (China)	1.0%

5As a percentage of total investments.

Investment Portfolio - October 31, 2020

PRO-BLEND® MODERATE TERM	SHARES/
SERIES	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

COMMON STOCKS - 43.9%

Communication Services - 5.4%
Entertainment - 1.9%
Activision Blizzard, Inc.	33,599	$2,544,452
Electronic Arts, Inc.*	14,323	1,716,325
Nexon Co. Ltd. (Japan)	158,300	4,411,966
Sea Ltd. - ADR (Taiwan)*	1,120	176,624
		8,849,367
Interactive Media & Services - 2.6%
Alphabet, Inc. - Class A*	2,457	3,970,782
Auto Trader Group plc (United Kingdom)[2]	19,105	143,640
Facebook, Inc. - Class A*	12,916	3,398,329
Tencent Holdings Ltd. - Class H (China)	64,028	4,892,101
		12,404,852
Media - 0.9%
Charter Communications, Inc. - Class A*	6,422	3,877,732
Comcast Corp. - Class A	2,643	111,640
Quebecor, Inc. - Class B (Canada)	15,570	361,232
		4,350,604
Total Communication Services		25,604,823
Consumer Discretionary - 5.4%
Distributors - 0.0%##
Genuine Parts Co.	297	26,858
Hotels, Restaurants & Leisure - 1.4%
Accor S.A. - ADR (France)*	161,535	825,444
Accor S.A. (France)*	5,555	141,585
Aristocrat Leisure Ltd. (Australia)	3,540	71,284
Compass Group plc - ADR (United Kingdom)	122,065	1,684,497
Compass Group plc (United Kingdom)	9,915	135,715
Hilton Worldwide Holdings, Inc.	24,193	2,124,387
InterContinental Hotels Group plc - ADR (United Kingdom)*	17,979	919,446
InterContinental Hotels Group plc (United Kingdom)*	2,915	148,112
Restaurant Brands International, Inc. (Canada)	4,941	256,932
Wyndham Hotels & Resorts, Inc.	3,659	170,180
		6,477,582
Household Durables - 0.3%
Garmin Ltd.	260	27,045
Nikon Corp. (Japan)	208,400	1,270,065
Sony Corp. (Japan)	2,000	166,733
		1,463,843
Internet & Direct Marketing Retail - 3.1%
Alibaba Group Holding Ltd. - ADR (China)*	13,435	4,093,510
Amazon.com, Inc.*	1,619	4,915,527

	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Internet & Direct Marketing Retail (continued)
Expedia Group, Inc.	61,350	$5,776,103
		14,785,140
Multiline Retail - 0.4%
Dollar Tree, Inc.*	19,685	1,777,949
Specialty Retail - 0.1%
Best Buy Co., Inc.	462	51,536
The Home Depot, Inc.	838	223,503
Industria de Diseno Textil S.A. (Spain)	9,605	237,140
		512,179
Textiles, Apparel & Luxury Goods - 0.1%
adidas AG (Germany)*	700	207,973
lululemon athletica, Inc.*	468	149,428
VF Corp.	627	42,134
		399,535
Total Consumer Discretionary		25,443,086
Consumer Staples - 5.4%
Beverages - 2.6%
Anheuser-Busch InBev S.A./N.V. (Belgium)	37,675	1,948,778
The Coca-Cola Co.	104,951	5,043,945
Constellation Brands, Inc. - Class A	206	34,037
Diageo plc (United Kingdom)	46,568	1,504,984
Heineken N.V. - ADR (Netherlands)	38,825	1,730,042
Heineken N.V. (Netherlands)	2,530	223,949
PepsiCo, Inc.	12,927	1,723,040
		12,208,775
Food & Staples Retailing - 0.1%
The Kroger Co.	1,301	41,905
Sysco Corp.	683	37,777
Walmart, Inc.	1,744	241,980
		321,662
Food Products - 1.5%
Archer-Daniels-Midland Co.	828	38,287
Conagra Brands, Inc.	901	31,616
Danone S.A. (France)	5,016	278,213
General Mills, Inc.	898	53,090
The Hershey Co.	311	42,750
Hormel Foods Corp.	627	30,529
The J.M. Smucker Co.	235	26,367
Mondelez International, Inc. - Class A.	66,796	3,548,203
Nestle S.A. (Switzerland)	28,814	3,240,939
Tyson Foods, Inc. - Class A	526	30,103
		7,320,097
Household Products - 0.0%##
Colgate-Palmolive Co.	1,046	82,519

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® MODERATE TERM	SHARES/
SERIES	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Household Products (continued)
Kimberly-Clark Corp.	445	$59,002
		141,521
Personal Products - 1.2%
Beiersdorf AG (Germany)	2,045	214,130
Unilever plc- ADR (United Kingdom)	99,902	5,677,431
		5,891,561
Total Consumer Staples		25,883,616
Energy - 4.8%
Energy Equipment & Services - 0.2%
Baker Hughes Co.	1,766	26,084
Schlumberger N.V.	70,787	1,057,558
		1,083,642
Oil, Gas & Consumable Fuels - 4.6%
BP plc- ADR (United Kingdom)	4,322	66,905
Cabot Oil & Gas Corp.	265,020	4,714,706
Cameco Corp. (Canada)	204,560	1,945,366
Chevron Corp.	9,930	690,135
Concho Resources, Inc.	60,640	2,517,166
ConocoPhillips	61,733	1,766,798
EOG Resources, Inc.	50,608	1,732,818
EQT Corp.	131,518	1,991,183
Exxon Mobil Corp.	41,680	1,359,602
Marathon Petroleum Corp.	1,097	32,361
Pioneer Natural Resources Co.	31,040	2,469,542
Royal Dutch Shell plc- Class B - ADR (Netherlands)	28,400	685,860
TOTAL SE- ADR (France)	48,788	1,479,740
Tourmaline Oil Corp. (Canada)	31,965	414,108
Valero Energy Corp.	650	25,096
		21,891,386
Total Energy		22,975,028
Financials - 3.8%
Banks- 0.7%
Bank of America Corp.	6,071	143,883
The Bank of N.T. Butterfield & Son Ltd. (Bermuda)	5,488	145,212
Citigroup, Inc.	1,824	75,550
East West Bancorp, Inc.	56,050	2,044,704
Fifth Third Bancorp	1,200	27,864
FinecoBank Banca Fineco S.p.A. (Italy)	36,610	502,649
JP Morgan Chase & Co.	1,946	190,786
The PNC Financial Services Group, Inc.	393	43,969
Regions Financial Corp.	1,793	23,847
Truist Financial Corp.	1,748	73,626
U.S. Bancorp	1,818	70,811

	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Banks (continued)
Wells Fargo & Co.	3,879	$83,204
		3,426,105
Capital Markets - 1.7%
Cboe Global Markets, Inc.	10,304	837,612
CME Group, Inc.	5,460	822,931
Deutsche Boerse AG (Germany)	2,435	358,805
Intercontinental Exchange, Inc.	37,070	3,499,408
Moody’s Corp.	5,338	1,403,360
S&P Global, Inc.	3,646	1,176,674
		8,098,790
Diversified Financial Services - 0.8%
Berkshire Hathaway, Inc.- Class B	17,141	3,460,768
Insurance - 0.6%
Admiral Group plc (United Kingdom)	12,060	429,625
The Allstate Corp.	422	37,453
Chubb Ltd.	506	65,735
Cincinnati Financial Corp.	235	16,624
The Hartford Financial Services Group, Inc.	622	23,959
The Travelers Companies, Inc.	344	41,524
W. R. Berkley Corp.	37,178	2,235,141
		2,850,061
Total Financials		17,835,724
Health Care - 5.6%
Biotechnology - 1.3%
AbbVie, Inc.	1,438	122,374
BioMarin Pharmaceutical, Inc.	31,062	2,311,945
Gilead Sciences, Inc.	1,311	76,235
Incyte Corp.	13,040	1,129,785
Vertex Pharmaceuticals, Inc.	10,895	2,270,082
		5,910,421
Health Care Equipment & Supplies - 1.6%
Alcon, Inc. (Switzerland)	86,140	4,896,197
Getinge AB- Class B (Sweden)	16,430	321,699
Medtronic plc.	22,228	2,235,470
Shandong Weigao Group Medical Polymer Co. Ltd.- Class H (China)	156,000	302,545
		7,755,911
Health Care Providers & Services - 0.0%##
Quest Diagnostics, Inc.	253	30,902
Life Sciences Tools & Services - 0.4%
Gerresheimer AG (Germany)	2,740	275,436
Thermo Fisher Scientific, Inc.	3,810	1,802,587
		2,078,023

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® MODERATE TERM	SHARES/
SERIES	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals - 2.3%
Bristol-Myers Squibb Co.	1,981	$115,789
Eli Lilly & Co.	630	82,190
Johnson & Johnson	37,820	5,185,500
Merck & Co., Inc.	2,072	155,835
Novartis AG - ADR (Switzerland)	64,911	5,068,251
Perrigo Co. plc	5,045	221,324
Pfizer, Inc.	4,543	161,186
		10,990,075
Total Health Care		26,765,332
Industrials - 1.9%
Aerospace & Defense - 0.1%
Airbus SE (France)*	1,570	114,870
General Dynamics Corp.	351	46,097
Lockheed Martin Corp.	275	96,286
Raytheon Technologies Corp.	1,417	76,971
		334,224
Air Freight & Logistics - 0.0%##
C.H. Robinson Worldwide, Inc.	295	26,087
Airlines - 0.6%
Ryanair Holdings plc - ADR (Ireland)*	35,714	2,878,548
Building Products - 0.1%
Assa Abloy AB - Class B (Sweden)	6,540	140,168
Johnson Controls International plc	1,266	53,438
Trane Technologies plc	1,384	183,726
		377,332
Commercial Services & Supplies - 0.4%
Bingo Industries Ltd. (Australia)[2]	86,155	149,137
Copart, Inc.*	16,470	1,817,629
Waste Management, Inc.	570	61,509
		2,028,275
Electrical Equipment - 0.0%##
Eaton Corp. plc	577	59,887
Emerson Electric Co.	887	57,469
Rockwell Automation, Inc.	175	41,496
		158,852
Industrial Conglomerates - 0.0%##
3M Co.	616	98,535
Honeywell International, Inc.	677	111,671
		210,206
Machinery - 0.1%
Caterpillar, Inc.	607	95,329
Cummins, Inc.	258	56,732
Dover Corp.	202	22,363
Illinois Tool Works, Inc.	394	77,177

	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Machinery (continued)
Parker-Hannifin Corp.	167	$34,796
Stanley Black & Decker, Inc.	199	33,074
		319,471
Professional Services - 0.4%
Insperity, Inc.	24,260	1,857,831
Road & Rail - 0.0%##
Norfolk Southern Corp.	259	54,162
Union Pacific Corp.	690	122,261
		176,423
Trading Companies & Distributors - 0.1%
Brenntag AG (Germany)	3,610	230,738
Fastenal Co.	1,000	43,230
W. W. Grainger, Inc.	74	25,901
		299,869
Transportation Infrastructure - 0.1%
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)*	18,500	83,554
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR (Mexico)	1,059	88,088
Grupo Aeroportuario del Sureste S.A.B. de C.V. - ADR (Mexico)*	864	99,662
		271,304
Total Industrials		8,938,422
Information Technology - 6.4%
Communications Equipment - 0.0%##
Cisco Systems, Inc.	3,487	125,183
Electronic Equipment, Instruments & Components - 0.4%
CDW Corp.	13,855	1,698,623
IT Services - 3.1%
Accenture plc - Class A	1,591	345,104
Adyen N.V. (Netherlands)*2	60	100,844
Automatic Data Processing, Inc.	357	56,392
International Business Machines Corp.	872	97,368
Keywords Studios plc (Ireland)	3,602	98,741
Mastercard, Inc. - Class A	17,157	4,952,196
PayPal Holdings, Inc.*	17,797	3,312,556
StoneCo Ltd. - Class A (Brazil)*	4,034	211,946
Switch, Inc. - Class A	13,567	190,752
TravelSky Technology Ltd. - Class H (China)	109,000	229,771
Visa, Inc. - Class A	28,628	5,201,994
		14,797,664
Semiconductors & Semiconductor Equipment - 1.1%
Analog Devices, Inc..	367	43,501

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Semiconductors & Semiconductor Equipment
(continued)
Intel Corp.	3,110	$137,711
KLA Corp.	251	49,492
Micron Technology, Inc.*	95,714	4,818,243
QUALCOMM, Inc.	875	107,940
Skyworks Solutions, Inc.	225	31,790
Texas Instruments, Inc.	878	126,950
		5,315,627
Software - 1.8%
Microsoft Corp.	19,279	3,903,419
Oracle Corp.	1,942	108,966
salesforce.com, Inc.*	11,122	2,583,307
ServiceNow, Inc.	3,640	1,811,155
		8,406,847
Technology Hardware, Storage & Peripherals - 0.0%##
NetApp, Inc.	405	17,775
Total Information Technology		30,361,719
Materials - 1.8%
Chemicals - 0.5%
Akzo Nobel N.V. (Netherlands)	2,283	219,597
FMC Corp.	16,994	1,745,964
International Flavors & Fragrances, Inc.	149	15,296
Linde plc (United Kingdom)	384	84,611
LyondellBasell Industries N.V. - Class A	552	37,784
PPG Industries, Inc.	274	35,543
		2,138,795
Construction Materials - 0.6%
Martin Marietta Materials, Inc.	4,309	1,147,702
Vulcan Materials Co.	12,940	1,874,230
		3,021,932
Containers & Packaging - 0.7%
Graphic Packaging Holding Co.	251,315	3,339,976
Metals & Mining - 0.0%##
Nucor Corp.	634	30,280
Total Materials		8,530,983
Real Estate - 3.4%
Equity Real Estate Investment Trusts (REITS) - 3.4%
Agree Realty Corp.	3,270	202,969
Alexandria Real Estate Equities, Inc.	352	53,335
American Campus Communities, Inc.	4,975	186,363
American Homes 4 Rent - Class A	8,106	229,157
American Tower Corp.	9,187	2,109,794
Americold Realty Trust	7,332	265,638
Apartment Investment & Management
Co. - Class A	3,181	101,474
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Apple Hospitality REIT, Inc.	15,631	$154,747
AvalonBay Communities, Inc.	1,039	144,556
Brandywine Realty Trust	9,614	84,219
Camden Property Trust	1,881	173,503
CareTrust REIT, Inc.	3,696	63,202
Community Healthcare Trust, Inc.	2,526	116,954
Cousins Properties, Inc.	8,150	207,662
Crown Castle International Corp.	1,785	278,817
CubeSmart	3,875	131,479
Digital Realty Trust, Inc.	2,787	402,164
Douglas Emmett, Inc.	5,291	124,868
Duke Realty Corp.	4,734	179,845
Equinix, Inc.	5,142	3,760,036
Equity LifeStyle Properties, Inc.	3,500	207,165
Equity Residential	1,361	63,940
Essex Property Trust, Inc.	276	56,467
Extra Space Storage, Inc.	675	78,266
First Industrial Realty Trust, Inc.	4,316	171,820
Flagship Communities REIT	4,405	64,974
Getty Realty Corp.	4,432	116,473
Healthcare Realty Trust, Inc.	3,928	109,198
Healthcare Trust of America, Inc. - Class A	5,920	143,856
Healthpeak Properties, Inc.	9,826	265,007
Hibernia REIT plc (Ireland)	38,818	46,957
Invitation Homes, Inc.	12,801	348,955
Kilroy Realty Corp.	4,145	195,147
Lamar Advertising Co. - Class A	1,450	89,842
Life Storage, Inc.	1,399	159,696
Mid-America Apartment Communities,
Inc.	2,653	309,419
Physicians Realty Trust	4,255	71,739
Prologis, Inc.	8,613	854,410
Public Storage	1,194	273,509
Realty Income Corp.	1,506	87,137
Rexford Industrial Realty, Inc.	4,001	185,886
SBA Communications Corp.	8,013	2,326,735
STAG Industrial, Inc.	3,104	96,596
Sun Communities, Inc.	2,422	333,340
Terreno Realty Corp.	2,668	150,155
UDR, Inc.	2,870	89,659
Welltower, Inc.	2,971	159,751
Total Real Estate		16,026,881
TOTAL COMMON STOCKS
(Identified Cost $189,398,102)		208,365,614

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS - 16.5%

Non-Convertible Corporate Bonds- 16.5%
Communication Services - 2.2%
Diversified Telecommunication Services - 1.1%
AT&T, Inc., 4.25%, 3/1/2027	1,018,000	$1,171,121
ORBCOMM, Inc., 8.00%, 4/1/2024[2]	155,000	157,325
Verizon Communications, Inc., 4.272%,
1/15/2036	3,050,000	3,728,164
		5,056,610
Interactive Media & Services - 0.5%
MDC Partners, Inc., 6.50%, 5/1/2024[2]	45,000	43,057
Tencent Holdings Ltd. (China), 3.975%,
4/11/2029[2]	2,070,000	2,331,180
		2,374,237
Media - 0.6%
Comcast Corp., 3.25%, 11/1/2039	2,546,000	2,830,645
TEGNA, Inc., 4.75%, 3/15/2026[2]	75,000	77,063
Townsquare Media, Inc., 6.50%,
4/1/20232	150,000	139,500
		3,047,208
Total Communication Services		10,478,055
Consumer Discretionary - 2.6%
Auto Components - 0.0%##
Techniplas LLC, 10.00%, 5/1/2020[3,4]	62,000	2,300
Automobiles - 0.4%
Ford Motor Credit Co. LLC, 4.389%,
1/8/2026	200,000	201,500
PM General Purchaser LLC, 9.50%,
10/1/2028[2]	125,000	130,625
Volkswagen Group of America Finance
LLC (Germany), 3.35%, 5/13/2025[2]	1,375,000	1,495,717
		1,827,842
Diversified Consumer Services - 0.0%##
GEMS MENASA Cayman Ltd. - GEMS
Education Delaware LLC (United Arab
Emirates), 7.125%, 7/31/2026[2]	155,000	153,450
Household Durables - 0.1%
FXI Holdings, Inc., 12.25%, 11/15/2026[2]	119,000	124,355
STL Holding Co. LLC, 7.50%, 2/15/2026[2]	195,000	193,781
TRI Pointe Group, Inc. - TRI Pointe
Homes, Inc., 5.875%, 6/15/2024	115,000	124,416
		442,552
Internet & Direct Marketing Retail - 1.7%
Alibaba Group Holding Ltd. (China),
3.40%, 12/6/2027	3,000,000	3,347,220
Booking Holdings, Inc., 3.60%, 6/1/2026	3,325,000	3,689,003
Expedia Group, Inc., 6.25%, 5/1/2025[2]	1,129,000	1,241,525
		8,277,748
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Specialty Retail - 0.4%
The TJX Companies, Inc., 4.50%,
4/15/2050	1,364,000	$1,806,749
Total Consumer Discretionary		12,510,641
Consumer Staples - 0.1%
Food & Staples Retailing - 0.1%
KeHE Distributors LLC - KeHE Finance
Corp., 8.625%, 10/15/2026[2]	160,000	172,000
Energy - 2.9%
Energy Equipment & Services - 0.0%##
Oceaneering International, Inc., 6.00%,
2/1/2028	160,000	118,400
Oil, Gas & Consumable Fuels - 2.9%
Antero Midstream Partners LP - Antero
Midstream Finance Corp.
5.75%, 3/1/2027[2]	176,000	158,400
5.75%, 1/15/2028[2]	103,000	91,670
Brooge Petroleum and Gas Investment
Co. FZE (United Arab Emirates),
8.50%, 9/24/2025[2]	200,000	187,780
Bruin E&P Partners LLC, 8.875%,
8/1/2023[3,5]	513,000	513
CNX Midstream Partners LP - CNX
Midstream Finance Corp., 6.50%,
3/15/2026[2]	114,000	115,835
DCP Midstream Operating LP, 8.125%,
8/16/2030	129,000	147,060
Energy Transfer Operating LP, 6.50%,
2/1/2042	2,728,000	2,909,625
EQT Corp., 8.75%, 2/1/2030[6]	85,000	105,613
Indigo Natural Resources LLC, 6.875%,
2/15/2026[2]	109,000	107,093
Jonah Energy LLC - Jonah Energy
Finance Corp., 7.25%, 10/15/2025[7]	433,000	14,073
Kinder Morgan Energy Partners LP,
6.95%, 1/15/2038	2,299,000	2,961,828
Lonestar Resources America, Inc.,
11.25%, 1/1/2023[2,3]	176,000	23,320
Moss Creek Resources Holdings, Inc.,
7.50%, 1/15/2026[2]	155,000	77,112
Navigator Holdings Ltd., 8.00%,
9/10/2025[2]	150,000	148,120
New Fortress Energy, Inc., 6.75%,
9/15/2025[2]	201,000	207,265
NGL Energy Partners LP - NGL Energy
Finance Corp., 7.50%, 11/1/2023	98,000	52,880
Occidental Petroleum Corp., 8.875%,
7/15/2030	133,000	130,174
PDC Energy, Inc., 5.75%, 5/15/2026	103,000	97,077
Sabine Pass Liquefaction LLC, 5.875%,
6/30/2026	3,211,000	3,772,910

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
The Williams Companies, Inc., 3.75%,
6/15/2027	2,217,000	$2,417,169
		13,725,517
Total Energy		13,843,917
Financials - 2.1%
Banks - 1.5%
Bank of America Corp., 4.00%,
1/22/2025	1,578,000	1,754,450
Citigroup, Inc., 4.45%, 9/29/2027	2,135,000	2,463,328
JP Morgan Chase & Co., (U.S. Secured
Overnight Financing Rate + 2.515%),
2.956%, 5/13/2031[8]	2,838,000	3,022,322
		7,240,100
Capital Markets - 0.1%
Advisor Group Holdings, Inc., 10.75%,
8/1/2027[2]	155,000	155,387
Donnelley Financial Solutions, Inc.,
8.25%, 10/15/2024	90,000	94,275
Owl Rock Technology Finance Corp.,
4.75%, 12/15/2025[2]	115,000	113,929
StoneX Group, Inc., 8.625%, 6/15/2025[2]	208,000	219,440
		583,031
Consumer Finance - 0.2%
Navient Corp., 6.75%, 6/25/2025	155,000	157,325
OneMain Finance Corp., 7.125%,
3/15/2026	108,000	119,757
PRA Group, Inc., 7.375%, 9/1/2025[2]	145,000	152,105
SLM Corp.
5.125%, 4/5/2022	227,000	233,242
4.20%, 10/29/2025	185,000	187,313
		849,742
Diversified Financial Services - 0.1%
FS Energy & Power Fund, 7.50%,
8/15/2023[2]	133,000	118,702
Oxford Finance LLC - Oxford Finance
Co-Issuer II, Inc., 6.375%, 12/15/2022[2]	100,000	99,200
		217,902
Insurance - 0.0%##
Genworth Mortgage Holdings, Inc.,
6.50%, 8/15/2025[2]	155,000	161,588
Mortgage Real Estate Investment Trusts (REITS) - 0.1%
Ladder Capital Finance Holdings LLLP -
Ladder Capital Finance Corp., 5.25%,
10/1/2025[2]	155,000	141,438
Starwood Property Trust, Inc., 4.75%,
3/15/2025	160,000	155,200
		296,638
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp., 5.25%,
8/15/2028	155,000	$159,262
Radian Group, Inc., 4.875%, 3/15/2027	195,000	199,388
		358,650
Total Financials		9,707,651
Health Care - 0.5%
Health Care Equipment & Supplies - 0.0%##
AdaptHealth LLC, 6.125%, 8/1/2028[2]	140,000	145,425
Health Care Providers & Services - 0.4%
HCA, Inc., 4.125%, 6/15/2029	1,617,000	1,834,997
Prime Healthcare Services, Inc., 7.25%,
11/1/2025[2]	145,000	146,131
		1,981,128
Pharmaceuticals - 0.1%
Bausch Health Companies, Inc., 5.00%,
1/30/2028[2]	149,000	147,268
P&L Development LLC - PLD Finance
Corp., 7.75%, 11/15/2025[2]	145,000	147,719
		294,987
Total Health Care		2,421,540
Industrials - 2.6%
Aerospace & Defense - 0.0%##
Howmet Aerospace, Inc., 6.875%,
5/1/2025	155,000	172,437
Airlines - 0.6%
Alaska Airlines Pass-Through Trust,
Series 2020-1, Class B, 8.00%,
8/15/2025[2]	176,000	185,383
Southwest Airlines Co., 5.25%, 5/4/2025	2,237,000	2,480,906
		2,666,289
Commercial Services & Supplies - 0.0%##
Matthews International Corp., 5.25%,
12/1/2025[2]	106,000	100,700
Prime Security Services Borrower
LLC - Prime Finance, Inc., 6.25%,
1/15/2028[2]	98,000	99,027
		199,727
Construction & Engineering - 0.1%
Tutor Perini Corp., 6.875%, 5/1/2025[2]	245,000	233,363
Industrial Conglomerates - 0.4%
General Electric Co., (3 mo. LIBOR US +
3.330%), 5.00%[8,9]	2,321,000	1,880,010
Machinery - 0.0%##
Hillenbrand, Inc., 5.00%, 9/15/2026[6]	90,000	97,762

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Marine - 0.1%
American Tanker, Inc. (Norway), 7.75%,
7/2/2025	200,000	$201,214
Global Ship Lease, Inc. (United
Kingdom), 9.875%, 11/15/2022[2]	200,000	202,594
Navios South American Logistics, Inc.
- Navios Logistics Finance US, Inc.
(Uruguay), 10.75%, 7/1/2025[2]	97,000	102,335
		506,143
Trading Companies & Distributors - 1.4%
AerCap Ireland Capital DAC - AerCap
Global Aviation Trust (Ireland), 4.45%,
10/1/2025	2,590,000	2,633,692
Air Lease Corp.
3.75%, 6/1/2026	1,913,000	1,966,853
3.625%, 4/1/2027	535,000	534,001
Avolon Holdings Funding Ltd. (Ireland),
3.25%, 2/15/2027[2]	1,384,000	1,263,302
Fortress Transportation and
Infrastructure Investors LLC
6.50%, 10/1/2025[2]	103,000	101,477
9.75%, 8/1/2027[2]	98,000	104,247
		6,603,572
Total Industrials		12,359,303
Information Technology - 0.7%
Communications Equipment - 0.0%##
Hughes Satellite Systems Corp., 5.25%,
8/1/2026	98,000	105,034
IT Services - 0.6%
Unisys Corp., 6.875%, 11/1/2027[2]	95,000	98,325
Visa, Inc., 2.70%, 4/15/2040	2,707,000	2,895,114
		2,993,439
Semiconductors & Semiconductor Equipment - 0.1%
ams AG (Austria), 7.00%, 7/31/2025[2]	190,000	200,925
Software - 0.0%##
Logan Merger Sub, Inc., 5.50%,
9/1/2027[2]	88,000	89,210
Total Information Technology		3,388,608
Materials - 0.1%
Metals & Mining - 0.1%
Alcoa Nederland Holding B.V., 6.125%,
5/15/2028[2]	30,000	32,206
Hudbay Minerals, Inc. (Peru), 6.125%,
4/1/2029[2]	120,000	122,700
IAMGOLD Corp. (Burkina Faso), 5.75%,
10/15/2028[2]	120,000	120,096
Infrabuild Australia Pty Ltd. (Australia),
12.00%, 10/1/2024[2]	155,000	153,450
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Metals & Mining (continued)
Joseph T Ryerson & Son, Inc., 8.50%,
8/1/2028[2]	83,000	$88,939
Northwest Acquisitions ULC - Dominion
Finco, Inc., 7.125%, 11/1/2022[3,10]	497,000	4,970
Total Materials.		522,361
Real Estate - 2.3%
Equity Real Estate Investment Trusts (REITS) - 2.3%
American Tower Corp., 3.80%,
8/15/2029	2,793,000	3,178,246
Camden Property Trust, 2.80%,
5/15/2030	2,378,000	2,567,247
Crown Castle International Corp.,
3.10%, 11/15/2029	2,332,000	2,505,922
HAT Holdings I LLC - HAT Holdings II
LLC, 3.75%, 9/15/2030[2]	103,000	102,871
Iron Mountain, Inc., 4.50%, 2/15/2031[2]	109,000	108,517
SBA Tower Trust
1.884%, 1/15/2026[2]	520,000	528,148
2.328%, 1/15/2028[2]	1,800,000	1,810,496
		10,801,447
Real Estate Management & Development - 0.0%##
Five Point Operating Co. LP - Five Point
Capital Corp., 7.875%, 11/15/2025[2]	155,000	155,000
Forestar Group, Inc., 5.00%, 3/1/2028[2]	98,000	97,287
		252,287
Total Real Estate		11,053,734
Utilities - 0.4%
Electric Utilities - 0.4%
Dominion Energy, Inc., 3.375%, 4/1/2030	1,607,000	1,812,989
Talen Energy Supply LLC, 7.625%,
6/1/2028[2]	145,000	141,919
Total Utilities		1,954,908
TOTAL CORPORATE BONDS
(Identified Cost $75,808,617)		78,412,718
U.S. TREASURY SECURITIES - 14.6%
U.S. Treasury Bonds - 5.4%
U.S. Treasury Bond, 3.00%, 5/15/2047	3,467,000	4,554,636
U.S. Treasury Inflation Indexed Bond
0.125%, 4/15/2025	8,487,803	8,970,989
2.00%, 1/15/2026	10,319,333	12,051,247
Total U.S. Treasury Bonds
(Identified Cost $24,034,653		25,576,872

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. TREASURY SECURITIES (continued)

U.S. Treasury Notes - 9.2%
U.S. Treasury Note
2.625%, 5/15/2021	14,333,000	$14,525,600
2.00%, 8/15/2025	17,985,000	19,373,920
1.625%, 5/15/2026	9,135,000	9,711,290
Total U.S. Treasury Notes
(Identified Cost $43,737,103)		43,610,810
TOTAL U.S. TREASURY SECURITIES
(Identified Cost $67,771,756)		69,187,682

ASSET-BACKED SECURITIES - 8.3%
Cazenovia Creek Funding II LLC, Series
2018-1A, Class A, 3.561%, 7/15/2030[2]	557,998	560,012
CCG Receivables Trust, Series 2019-1,
Class A2, 2.80%, 9/14/2026[2]	243,662	247,751
CF Hippolyta LLC
Series 2020-1, Class A1, 1.69%,
7/15/2060[2]	1,011,827	1,022,521
Series 2020-1, Class A2, 1.99%,
7/15/2060[2]	891,128	898,284
Chesapeake Funding II LLC, Series
2017-2A, Class A1 (Canada), 1.99%,
5/15/2029[2]	483,076	484,063
Commonbond Student Loan Trust,
Series 2019-AGS, Class A1, 2.54%,
1/25/2047[2]	1,560,180	1,592,181
Credit Acceptance Auto Loan Trust
Series 2020-1A, Class A, 2.01%,
2/15/2029[2]	1,583,000	1,617,276
Series 2020-3A, Class A, 1.24%,
10/15/2029[2]	2,230,000	2,228,805
Goodgreen Trust, Series 2020-1A, Class
A, 2.63%, 4/15/2055[2]	1,633,625	1,632,752
Invitation Homes Trust
Series 2017-SFR2, Class A, (1 mo.
LIBOR US + 0.850%), 0.997%,
12/17/2036[2,11]	582,936	581,683
Series 2017-SFR2, Class B, (1 mo.
LIBOR US + 1.150%), 1.297%,
12/17/20362,[11]	477,000	476,852
Navient Private Education Refi Loan
Trust
Series 2014-1, Class A3, (1 mo.
LIBOR US + 0.510%), 0.659%,
6/25/2031[11]	1,367,310	1,323,815
Series 2019-CA, Class A1, 2.82%,
2/15/2068[2]	258,165	259,106
Series 2020-1A, Class A1B, (1 mo.
LIBOR US + 1.050%), 1.199%,
6/25/2069[2,11]	2,026,074	2,047,303
Series 2020-FA, Class A, 1.22%,
7/15/2069[2]	1,631,725	1,636,504
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

Nelnet Student Loan Trust
Series 2012-3A, Class A, (1 mo.
LIBOR US + 0.700%), 0.849%,
2/25/2045[2,11]	345,778	$340,584
Series 2013-5A, Class A, (1 mo.
LIBOR US + 0.630%), 0.779%,
1/25/2037[2,11]	477,529	470,509
Series 2014-5A, Class A, (1 mo.
LIBOR US + 0.550%), 0.699%,
7/25/2046[2,11]	1,847,261	1,802,953
Series 2015-2A, Class A2, (1 mo.
LIBOR US + 0.600%), 0.749%,
9/25/2047[2,11]	683,876	670,811
Oxford Finance Funding LLC
Series 2019-1A, Class A2, 4.459%,
2/15/2027[2]	60,000	62,186
Series 2020-1A, Class A2, 3.101%,
2/15/2028[2]	1,371,000	1,396,563
Progress Residential Trust, Series 2019-
SFR2, Class A, 3.147%, 5/17/2036[2]	1,597,226	1,637,600
SLM Student Loan Trust, Series 2005-
7, Class A4, (3 mo. LIBOR US +
0.150%), 0.365%, 10/25/2029[11]	1,145,342	1,129,307
SMB Private Education Loan Trust
Series 2019-B, Class A2A, 2.84%,
6/15/2037[2]	2,500,000	2,622,519
Series 2020-A, Class A2A, 2.23%,
9/15/2037[2]	1,879,000	1,939,207
SoFi Consumer Loan Program LLC
Series 2016-1, Class A, 3.26%,
8/25/2025[2]	57,900	58,193
Series 2019-2, Class A, 3.01%,
4/25/2028[2]	416,650	421,134
Series 2019-3, Class A, 2.90%,
5/25/2028[2]	116,091	117,455
SoFi Professional Loan Program LLC
Series 2016-E, Class A2B, 2.49%,
1/25/2036[2]	138,555	140,405
Series 2017-F, Class A2FX, 2.84%,
1/25/2041[2]	290,687	297,058
Series 2018-A, Class A2A, 2.39%,
2/25/2042[2]	3,288	3,290
Series 2018-B, Class A2FX, 3.34%,
8/25/2047[2]	1,139,898	1,170,817
Series 2018-C, Class A1FX, 3.08%,
1/25/2048[2]	178,711	179,427
Series 2020-A, Class A2FX, 2.54%,
5/15/2046[2]	1,126,000	1,155,993
Tax Ease Funding LLC, Series 2016-1A,
Class A, 3.131%, 6/15/2028[2]	128,502	128,803
Towd Point Mortgage Trust
Series 2016-5, Class A1, 2.50%,
10/25/2056[2,12]	1,010,496	1,032,544
Series 2017-1, Class A1, 2.75%,
10/25/2056[2,12]	804,242	824,319

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® MODERATE TERM	SHARES/
SERIES	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

ASSET-BACKED SECURITIES (continued)

Towd Point Mortgage Trust (continued)
Series 2019-HY1, Class A1, (1 mo.
LIBOR US + 1.000%), 1.149%,
10/25/2048[2,11]	751,383	$753,853
Tricon American Homes
Series 2016-SFR1, Class A, 2.589%,
11/17/2033[2]	1,362,058	1,362,883
Series 2017-SFR2, Class A, 2.928%,
1/17/2036[2]	1,507,452	1,550,312
Series 2020-SFR1, Class A, 1.499%,
7/17/2038[2]	58,000	58,142
Vantage Data Centers LLC, Series 2020-
1A, Class A2, 1.645%, 9/15/2045[2]	1,250,000	1,242,236
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $38,846,174)		39,178,011

COMMERCIAL MORTGAGE-BACKED SECURITIES - 5.3%

CIM Trust, Series 2019-INV1, Class A1,
4.00%, 2/25/2049[2,12]	348,616	360,843
Credit Suisse Mortgage Capital Trust
Series 2013-7, Class A6, 3.50%,
8/25/2043[2,12]	374,951	387,126
Series 2013-IVR2, Class A2, 3.00%,
4/25/2043[2,12]	958,184	1,001,799
Series 2013-IVR3, Class A1, 2.50%,
5/25/2043[2,12]	671,597	684,223
Series 2013-TH1, Class A1, 2.13%,
2/25/2043[2,12]	428,770	439,167
Series 2014-IVR3, Class A1, 3.50%,
7/25/2044[2,12]	181,629	188,005
Fannie Mae REMICS, Series 2018-31,
Class KP, 3.50%, 7/25/2047	509,097	526,939
Fannie Mae-Aces, Series 2017-M15,
Class A1, 2.959%, 9/25/2027[12]	1,475,212	1,591,942
Fontainebleau Miami Beach Trust,
Series 2019-FBLU, Class A, 3.144%,
12/10/2036[2]	1,541,000	1,584,410
Freddie Mac Multifamily Structured
Pass-Through Certificates
Series K014, Class X1 (IO), 1.153%,
4/25/2021[12]	7,173,638	17,627
Series K016, Class X1 (IO), 1.481%,
10/25/2021[12]	4,801,524	36,484
Series K017, Class X1 (IO), 1.286%,
12/25/2021[12]	7,695,755	68,720
Series K021, Class X1 (IO), 1.408%,
6/25/2022[12]	11,176,312	191,194
Series K030, Class X1 (IO), 0.172%,
4/25/2023[12]	57,689,293	216,808
Series K032, Class X1 (IO), 0.090%,
5/25/2023[12]	36,514,471	95,767
Freddie Mac REMICS
Series 4791, Class BA, 4.00%,
3/15/2044	532,196	541,698
	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Freddie Mac REMICS (continued)
Series 4801, Class BA, 4.50%,
5/15/2044	278,264	$282,069
FREMF Mortgage Trust
Series 2013-K28, Class X2A (IO),
0.10%, 6/25/2046[2]	144,052,805	250,047
Series 2014-K37, Class B, 4.560%,
1/25/2047[2,12]	1,977,000	2,179,539
Series 2014-K41, Class B, 3.833%,
11/25/2047[2,12]	48,000	52,604
Government National Mortgage
Association, Series 2017-54, Class
AH, 2.60%, 12/16/2056	1,466,805	1,532,277
GS Mortgage Securities Corp. Trust,
Series 2019-70P, Class A, (1 mo.
LIBOR US + 1.000%), 1.148%,
10/15/2036[2,11]	1,342,000	1,288,136
JP Morgan Mortgage Trust
Series 2013-1, Class 1A2, 3.00%,
3/25/2043[2,12]	345,160	351,500
Series 2013-2, Class A2, 3.50%,
5/25/2043[2,12]	382,314	399,697
Series 2014-2, Class 1A1, 3.00%,
6/25/2029[2,12]	593,388	605,574
Series 2017-2, Class A3, 3.50%,
5/25/2047[2,12]	43,578	44,805
Series 2017-3, Class 1A5, 3.50%,
8/25/2047[2,12]	269,131	269,932
Series 2017-6, Class A5, 3.50%,
12/25/2048[2,12]	401,331	403,383
New Residential Mortgage Loan Trust
Series 2014-3A, Class AFX3, 3.75%,
11/25/2054[2,12]	471,461	503,595
Series 2015-2A, Class A1, 3.75%,
8/25/2055[2,12]	596,401	643,949
Series 2016-4A, Class A1, 3.75%,
11/25/2056[2,12]	673,601	722,974
PMT Loan Trust, Series 2013-J1, Class
A9, 3.50%, 9/25/2043[2,12]	872,755	918,466
Sequoia Mortgage Trust
Series 2013-2, Class A, 1.874%,
2/25/2043[12]	729,186	733,871
Series 2013-6, Class A2, 3.00%,
5/25/2043[12]	1,207,825	1,262,285
Series 2013-7, Class A2, 3.00%,
6/25/2043[12]	421,175	425,899
Series 2013-8, Class A1, 3.00%,
6/25/2043[12]	577,380	593,418
Series 2017-6, Class A19, 3.50%,
9/25/2047[2,12]	328,830	334,552
Series 2020-1, Class A1, 3.50%,
2/25/2050[2,12]	265,040	270,930
Series 2020-1, Class A4, 3.50%,
2/25/2050[2,12]	33,008	33,426

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® MODERATE TERM	SHARES/
SERIES	PRINCIPAL		VALUE
	AMOUNT[1]		(NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Starwood Retail Property Trust, Series
2014-STAR, Class A, (1 mo. LIBOR
US + 1.470%), 1.618%, 11/15/2027[2,11]		1,910,953	$1,414,644
Sutherland Commercial Mortgage Trust,
Series 2019-SBC8, Class A, 2.86%,
4/25/2041[2,12]		245,793	247,201
Waikiki Beach Hotel Trust, Series 2019-
WBM, Class A, (1 mo. LIBOR US +
1.050%), 1.198%, 12/15/2033[2,11]		1,204,000	1,158,834
WinWater Mortgage Loan Trust,
Series 2015-1, Class A1, 3.50%,
1/20/2045[2,12]		347,464	357,522
TOTAL COMMERCIAL MORTGAGE-
BACKED SECURITIES
(Identified Cost $25,295,321)			25,213,881

FOREIGN GOVERNMENT BONDS - 1.3%

Canadian Government Bond (Canada),
2.75%, 6/1/2022	CAD	433,000	338,041
Export-Import Bank of Korea (South
Korea), 2.625%, 12/30/2020		4,250,000	4,264,498
Mexican Government Bond
(Mexico), 6.50%, 6/10/2021	MXN	3,460,000	165,073
(Mexico), 6.50%, 6/9/2022	MXN	5,621,000	273,168
(Mexico), 7.75%, 5/29/2031	MXN	1,081,000	56,749
Mexico Government International Bond
(Mexico), 4.125%, 1/21/2026		200,000	222,502
Republic of Italy Government
International Bond (Italy), 2.375%,
10/17/2024		720,000	752,700
Saudi Government International Bond
(Saudi Arabia), 2.90%, 10/22/2025[2]		200,000	213,676
TOTAL FOREIGN GOVERNMENT
BONDS
(Identified Cost $6,505,993)			6,286,407

MUNICIPAL BONDS - 0.9%

Clark County, Public Impt., Series A,
G.O. Bond, 1.51%, 11/1/2028		2,530,000	2,505,484
New York City Transitional Finance
Authority, Future Tax Secured, Public
Impt., Revenue Bond, 1.58%, 5/1/2024		685,000	702,194
South Carolina Public Service Authority,
Series B, Revenue Bond, 2.329%,
12/1/2028		955,000	949,585
TOTAL MUNICIPAL BONDS
(Identified Cost $4,187,168)			4,157,263
	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

U.S. GOVERNMENT AGENCIES - 7.2%

Mortgage-Backed Securities - 5.3%
Fannie Mae
Pool #888468, UMBS, 5.50%,
9/1/2021	14,451	$14,549
Pool #995233, UMBS, 5.50%,
10/1/2021	76	77
Pool #888017, UMBS, 6.00%,
11/1/2021	3,012	3,048
Pool #995329, UMBS, 5.50%,
12/1/2021	8,012	8,064
Pool #888136, UMBS, 6.00%,
12/1/2021	4,248	4,304
Pool #888810, UMBS, 5.50%,
11/1/2022	16,492	16,603
Pool #AD0462, UMBS, 5.50%,
10/1/2024	9,503	10,014
Pool #MA3463, UMBS, 4.00%,
9/1/2033	1,206,627	1,278,902
Pool #MA1834, UMBS, 4.50%,
2/1/2034	459,064	506,123
Pool #MA1903, UMBS, 4.50%,
5/1/2034	447,903	493,827
Pool #745418, UMBS, 5.50%,
4/1/2036	393,003	460,312
Pool #889576, UMBS, 6.00%,
4/1/2038	301,666	354,747
Pool #MA3412, UMBS, 3.50%,
7/1/2038	854,097	902,592
Pool #995196, UMBS, 6.00%,
7/1/2038	640,740	755,457
Pool #AD0207, UMBS, 6.00%,
10/1/2038	108,243	127,460
Pool #AD0220, UMBS, 6.00%,
10/1/2038	32,418	38,294
Pool #AD0307, UMBS, 5.50%,
1/1/2039	8,988	10,452
Pool #MA0258, UMBS, 4.50%,
12/1/2039	606,986	678,658
Pool #AL1595, UMBS, 6.00%,
1/1/2040	397,865	467,938
Pool #MA4054, UMBS, 2.50%,
6/1/2040	3,598,866	3,754,570
Pool #AL0152, UMBS, 6.00%,
6/1/2040	594,644	697,925
Pool #MA4071, UMBS, 2.00%,
7/1/2040	1,897,708	1,961,820
Pool #MA4072, UMBS, 2.50%,
7/1/2040	1,400,016	1,463,475
Pool #AL7068, UMBS, 4.50%,
9/1/2042	191,869	215,394
Pool #AX5234, UMBS, 4.50%,
11/1/2044	625,441	688,217
Pool #AZ9215, UMBS, 4.00%,
10/1/2045	458,328	498,959
Pool #BD1381, UMBS, 3.50%,
6/1/2046	123,068	131,318

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® MODERATE TERM	SHARES/
SERIES	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae (continued)
Pool #BE7845, UMBS, 4.50%,
2/1/2047	187,870	$204,640
Pool #AL8674, 5.642%, 1/1/2049	1,561,860	1,836,297
Freddie Mac
Pool #G12610, 6.00%, 3/1/2022	6,255	6,358
Pool #G12655, 6.00%, 5/1/2022	4,494	4,583
Pool #G12988, 6.00%, 1/1/2023	4,724	4,874
Pool #G13078, 6.00%, 3/1/2023	7,294	7,517
Pool #G13331, 5.50%, 10/1/2023	4,149	4,303
Pool #C91762, 4.50%, 5/1/2034	637,449	702,943
Pool #C91771, 4.50%, 6/1/2034	10,011	11,040
Pool #C91780, 4.50%, 7/1/2034	12,906	14,233
Pool #G03696, 5.50%, 1/1/2038	962	1,120
Pool #G03781, 6.00%, 1/1/2038	146,349	171,079
Pool #G03926, 6.00%, 2/1/2038	161,927	190,662
Pool #G04731, 5.50%, 4/1/2038	174,254	202,577
Pool #G08273, 5.50%, 6/1/2038	217,802	252,400
Pool #G04601, 5.50%, 7/1/2038	13,539	15,661
Pool #G04587, 5.50%, 8/1/2038	12,734	14,755
Pool #G05900, 6.00%, 3/1/2040	78,062	91,568
Pool #G05906, 6.00%, 4/1/2040	94,321	111,083
Pool #A92889, 4.50%, 7/1/2040	1,045,050	1,173,892
Pool #G60183, 4.00%, 12/1/2044	410,556	444,608
Pool #Q37592, 4.00%, 12/1/2045	196,462	215,000
Pool #G08772, 4.50%, 7/1/2047	167,087	180,867
Pool #ZS4751, UMBS, 3.50%,
1/1/2048	362,932	384,738
Pool #SD8107, UMBS, 2.50%,
11/1/2050	3,500,000	3,652,181

Total Mortgage-Backed Securities
(Identified Cost $24,672,295)		25,442,078
Other Agencies - 1.9%
Federal National Mortgage Association,
0.75%, 10/8/2027
(Identified Cost $9,042,141)	9,005,000	8,948,953
TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $33,714,436)		34,391,031

SHORT-TERM INVESTMENT - 1.8%

Dreyfus Government Cash Management,
Institutional Shares, 0.02%[13]
(Identified Cost $8,365,701)	8,365,701	8,365,701

TOTAL INVESTMENTS - 99.8%
(Identified Cost $449,893,268)		473,558,308
OTHER ASSETS, LESS LIABILITIES -
0.2%		1,041,704
NET ASSETS - 100%		$474,600,012

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

ADR - American Depositary Receipt

CAD - Canadian Dollar

G.O. Bond - General Obligation Bond

Impt. - Improvement

IO - Interest only

LIBOR - London Interbank Offered Rate

MXN - Mexican Peso

REMICS - Real Estate Mortgage Investment Conduits

UMBS - Uniform Mortgage-Backed Securities

*Non-income producing security.

## Less than 0.1%.

1Amount is stated in USD unless otherwise noted.

2Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $69,796,091, which represented 14.7% of the Series’ Net Assets.

3Issuer filed for bankruptcy and/or is in default of interest payments.

4Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The security was acquired on October 9, 2015 and September 18, 2020 at a cost of $49,225 ($89.50 per $100 par) and cost of $2,670 ($22.25 per $100 par), respectively. The security at October 31, 2020 was $2,300, or less than 0.1% of the Series’ Net Assets.

5Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The security was acquired on January 17, 2019, March 26, 2020, May 28, 2020 and September 18, 2020 at a cost of $38,174 ($95.43 per $100 par), cost of $7,350 ($10.50 per $100 par), cost of $3,375 ($1.25 per $100 par) and cost of $499 ($0.38 per $100 par), respectively. The security at October 31, 2020 was $513, or less than 0.1% of the Series’ Net Assets.

6Step coupon rate security - Rate steps up/down by 25 basis points upon rating downgrade/upgrade by Moody’s and S&P rating agencies (Subject to a maximum of 100 basis points per agency, 200 basis points maximum).

7Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The security was acquired on November 28, 2017, September 17, 2020 and September 18, 2020 at a cost of $95,950 ($101.00 per $100 par), cost of $39,188 ($11.88 per $100 par) and cost of $2,559 ($11.13 per $100 par), respectively. The security at October 31, 2020 was $14,073, or less than 0.1% of the Series’ Net Assets.

8Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2020.

9Security is perpetual in nature and has no stated maturity date.

10Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The security was acquired on October 10, 2017, May 8, 2020, May 13, 2020 and September 18, 2020 at a cost of $209,100 ($102.00 per $100 par), cost of $3,738 ($3.25 per $100 par), cost of $1,750 ($1.00 per $100 par) and cost of $2,032 ($1.60 per $100 par), respectively. The security at October 31, 2020 was $4,970, or less than 0.1% of the Series’ Net Assets.

11Floating rate security. Rate shown is the rate in effect as of October 31, 2020.

12Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2020.

13Rate shown is the current yield as of October 31, 2020.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Moderate Term Series

October 31, 2020

ASSETS:

Investments in securities, at value(identified cost $449,893,268) (Note 2)	$473,558,308
Interest receivable	1,660,882
Receivable for securities sold	637,176
Receivable for fund sharessold	432,485
Foreign tax reclaims receivable	319,166
Dividends receivable	133,046
Prepaid and other expenses	19,364

TOTAL ASSETS	476,760,427

LIABILITIES:

Accrued management fees (Note 3)	249,893
Accrued distribution and service (Rule 12b-1) fees (Class S) (Class R) (Class L) (Note 3)	149,467
Accrued sub-transfer agent fees (Note 3)	130,441
Accrued fund accounting and administration fees (Note 3)	45,292
Accrued Chief Compliance Officer service fees (Note 3)	2,756
Payable for securities purchased	1,246,254
Payable for fund shares repurchased	195,841
Other payables and accrued expenses	140,471

TOTAL LIABILITIES	2,160,415

TOTAL NET ASSETS	$474,600,012

NET ASSETS CONSIST OF:
Capital stock	$388,206
Additional paid-in-capital	419,176,812
Total distributable earnings (loss)	55,034,994

TOTAL NET ASSETS	$474,600,012

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Moderate Term Series

October 31, 2020

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($237,655,572/16,316,234 shares)	$14.57

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($108,333,077/10,443,714 shares)	$10.37

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R
($32,824,311/2,967,508 shares)	$11.06

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class L
($95,531,609/9,075,704 shares)	$10.53

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($255,443/17,438 shares)	$14.65

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Moderate Term Series

For the Year Ended October 31, 2020

INVESTMENT INCOME:

Interest(net of foreign taxes withheld, $849)	$5,998,888
Dividends (net of foreign taxes withheld, $119,468)	2,297,720

Total Investment Income	8,296,608

EXPENSES:

Management fees (Note 3)	2,376,318
Distribution and service (Rule 12b-1) fees (Class L) (Note 3)	945,689
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	478,267
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	50,530
Sub-transfer agent fees (Note 3)	337,320
Fund accounting and administration fees (Note 3)	119,388
Directors’ fees (Note 3)	47,590
Chief Compliance Officer service fees (Note 3)	3,264
Custodian fees	44,663
Miscellaneous	319,484

Total Expenses	4,722,513
Less reduction of expenses (Note 3)	(12,682)

Net Expenses	4,709,831

NET INVESTMENT INCOME	3,586,777

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments in securities	30,048,426
Litigation proceeds (Note 4)	382,082
Options written	690,361
Foreign currency and translation of other assets and liabilities	(32,244)

31,088,625
Net change in unrealized appreciation (depreciation) on-
Investments in securities	(2,274,070)
Options written	22,479
Foreign currency and translation of other assets and liabilities	7,824

(2,243,767)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	28,844,858

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,431,635

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Moderate Term Series

	FOR THE YEAR ENDED 10/31/20	FOR THE YEAR ENDED 10/31/19
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$3,586,777	$6,297,218
Net realized gain (loss) on investments and foreign currency	31,088,625	17,109,542
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(2,243,767)	23,602,868

Net increase (decrease) from operations	32,431,635	47,009,628

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(8,280,136)	(15,080,047)
Class I	(7,299,385)	(8,499,100)
Class R	(423,388)	(916,708)
Class L	(5,228,343)	(5,668,759)
Class W	(14,111)	(36)
Total distributions to shareholders	(21,245,363)	(30,164,650)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	70,370,477	(183,247,257)

Net increase (decrease) in net assets	81,556,749	(166,402,279)

NET ASSETS:

Beginning of year	393,043,263	559,445,542

End of year	$474,600,012	$393,043,263

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class S

	FOR THE YEAR ENDED
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.96	$13.13	$14.17	$13.37	$13.15
Income (loss) from investment operations:
Net investment income[1]	0.14	0.20	0.17	0.13	0.13
Net realized and unrealized gain (loss) on investments	1.11 [2]	1.28	(0.38)	0.97	0.23
Total from investment operations	1.25	1.48	(0.21)	1.10	0.36
Less distributions to shareholders:
From net investment income	(0.14)	(0.17)	(0.12)	(0.10)	(0.10)
From net realized gain on investments	(0.50)	(0.48)	(0.71)	(0.20)	(0.04)
Total distributions to shareholders	(0.64)	(0.65)	(0.83)	(0.30)	(0.14)

Net asset value - End of year	$14.57	$13.96	$13.13	$14.17	$13.37
Net assets - End of year (000’s omitted)	$237,656	$179,977	$318,691	$426,426	$511,577
Total return[3]	9.27% [2]	11.85%	(1.67% )	8.46%	2.77%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.07%	1.09%	1.10%	1.08%	1.07%
Net investment income	1.02%	1.53%	1.24%	0.98%	0.97%
Series portfolio turnover	105%	53%	74%	68%	67%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

N/A	0.00%	[4]	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.10. Excluding the proceeds from the settlement, the total return would have been 9.12%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class I

	FOR THE YEAR ENDED
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.14	$9.72	$10.72	$10.20	$10.07
Income (loss) from investment operations:
Net investment income[1]	0.13	0.17	0.15	0.13	0.12
Net realized and unrealized gain (loss) on investments	0.78 [2]	0.93	(0.29)	0.73	0.18
Total from investment operations	0.91	1.10	(0.14)	0.86	0.30
Less distributions to shareholders:
From net investment income	(0.18)	(0.20)	(0.15)	(0.14)	(0.13)
From net realized gain on investments	(0.50)	(0.48)	(0.71)	(0.20)	(0.04)
Total distributions to shareholders	(0.68)	(0.68)	(0.86)	(0.34)	(0.17)
Net asset value - End of year	$10.37	$10.14	$9.72	$10.72	$10.20
Net assets - End of year (000’s omitted)	$108,333	$111,637	$125,647	$140,706	$299,009
Total return[3]	9.37% [2]	12.20%	(1.49% )	8.72%	3.08%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.85%	0.85%	0.83%	0.82%
Net investment income	1.26%	1.76%	1.50%	1.24%	1.24%
Series portfolio turnover	105%	53%	74%	68%	67%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.01%	0.02%	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $0.77. Excluding the proceeds from the settlement, the total return would have been 9.27%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class R

	FOR THE YEAR ENDED
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.76	$10.25	$11.25	$10.68	$10.53
Income (loss) from investment operations:
Net investment income[1]	0.07	0.13	0.11	0.08	0.07
Net realized and unrealized gain (loss) on investments	0.85 [2]	0.99	(0.31)	0.77	0.20
Total from investment operations	0.92	1.12	(0.20)	0.85	0.27
Less distributions to shareholders:
From net investment income	(0.12)	(0.13)	(0.09)	(0.08)	(0.08)
From net realized gain on investments	(0.50)	(0.48)	(0.71)	(0.20)	(0.04)
Total distributions to shareholders	(0.62)	(0.61)	(0.80)	(0.28)	(0.12)
Net asset value - End of year	$11.06	$10.76	$10.25	$11.25	$10.68
Net assets - End of year (000’s omitted)	$32,824	$7,610	$16,537	$22,662	$29,499
Total return[3]	8.89% [2]	11.60%	(1.96% )	8.21%	2.55%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.35%	1.35%	1.35%	1.33%	1.32%
Net investment income	0.66%	1.26%	1.00%	0.73%	0.72%
Series portfolio turnover	105%	53%	74%	68%	67%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.01%	0.03%	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $0.84. These proceeds impacted the total return by less than 0.01%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class L*

	FOR THE YEAR ENDED
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.28	$9.84	$10.83	$10.29	$10.16
Income (loss) from investment operations:
Net investment income[1]	0.03	0.08	0.05	0.02	0.02
Net realized and unrealized gain (loss) on investments	0.80 [2]	0.95	(0.29)	0.75	0.18
Total from investment operations	0.83	1.03	(0.24)	0.77	0.20
Less distributions to shareholders:
From net investment income	(0.08)	(0.11)	(0.04)	(0.03)	(0.03)
From net realized gain on investments	(0.50)	(0.48)	(0.71)	(0.20)	(0.04)
Total distributions to shareholders	(0.58)	(0.59)	(0.75)	(0.23)	(0.07)
Net asset value - End of year	$10.53	$10.28	$9.84	$10.83	$10.29
Net assets - End of year (000’s omitted)	$95,532	$93,687	$98,571	$116,724	$128,677
Total return[3]	8.43% [2]	11.10%	(2.42% )	7.71%	1.98%
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.77%	1.80%	1.85%	1.83%	1.82%
Net investment income	0.33%	0.81%	0.50%	0.23%	0.22%
Series portfolio turnover	105%	53%	74%	68%	67%

*Effective March 1, 2019, Class R2 shares of the Series have been redesignated as Class L Shares.

**For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

N/A	0.01%	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $0.79. Excluding the proceeds from the settlement, the total return would have been 8.32%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class W

	FOR THE YEAR ENDED 10/31/20	FOR THE PERIOD 4/1/19[1] TO 10/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$14.00	$13.27
Income from investment operations:
Net investment income[2]	0.28	0.23
Net realized and unrealized gain (loss) on investments	1.11 [3]	0.59
Total from investment operations	1.39	0.82
Less distributions to shareholders:
From net investment income	(0.24)	(0.09)
From net realized gain on investments	(0.50)	0.00	[4]
Total distributions to shareholders	(0.74)	(0.09)
Net asset value - End of period	$14.65	$14.00
Net assets - End of period (000’s omitted)	$255	$132
Total return[5]	10.31% [3]	6.25%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%	[6]
Net investment income	2.00%	3.15%	[6]
Series portfolio turnover	105%	53%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.63%	0.64%	[6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.10. Excluding the proceeds from the settlement, the total return would have been 10.16%.

4Less than $(0.01).

5Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

6Annualized.

The accompanying notes are an integral part of the financial statements.

Performance Update as of October 31, 2020 - Pro-Blend® Extended Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS
	AS OF OCTOBER 31, 2020
	ONE	FIVE	TEN
	YEAR[1]	YEAR	YEAR
Pro-Blend® Extended Term Series - Class S2	10.74%	7.24%	6.92%
Pro-Blend® Extended Term Series - Class I2	10.88%	7.49%	7.18%
Pro-Blend® Extended Term Series - Class R2,3	10.53%	6.95%	6.66%
Pro-Blend® Extended Term Series - Class L2,3	9.87%	6.43%	6.12%
Pro-Blend® Extended Term Series - Class W2,4	11.76%	7.56%	7.08%
Bloomberg Barclays U.S. Aggregate Bond Index[5]	6.19%	4.08%	3.55%
40/15/45 Blended Index[6]	7.10%	7.34%	7.45%

The following graph compares the value of a $10,000 investment in the Pro-Blend® Extended Term Series - Class S for the ten years ended October 31, 2020 to the Bloomberg Barclays U.S. Aggregate Bond Index and the 40/15/45 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2020, this net expense ratio was 1.02% for Class S, 0.81% for Class I, 1.31% for Class R, 1.77% for Class L and 0.10% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.02% for Class S, 0.81% for Class I, 1.31% for Class R, 1.77% for Class L and 0.72% for Class W for the year ended October 31, 2020.

3For periods through the inception of Class L on January 4, 2010 and Class R on June 30, 2010, the performance is hypothetical and is based on the historical performance of the Class S shares adjusted for the respective class’ charges and expenses.

4For periods through April 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

5The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

Performance Update as of October 31, 2020 - Pro-Blend® Extended Term Series

(unaudited)

6The 40/15/45 Blended Index is 40% Russell 3000® Index (Russell 3000), 15% MSCI ACWI ex USA Index (ACWIxUS), and 45% Bloomberg Barclays U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 26 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. Index returns provided by Bloomberg. BAB is an unmanaged, market valueweighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices.

Shareholder Expense Example - Pro-Blend® Extended Term Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*	EXPENSE
	5/1/20	10/31/20	5/1/20 - 10/31/20	RATIO
Class S
Actual	$1,000.00	$1,075.20	$5.27	1.01%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.06	$5.13	1.01%
Class I
Actual	$1,000.00	$1,076.40	$4.07	0.78%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.22	$3.96	0.78%
Class R
Actual	$1,000.00	$1,074.50	$6.73	1.29%
Hypothetical
(5% return before expenses)	$1,000.00	$1,018.65	$6.55	1.29%
Class L
Actual	$1,000.00	$1,071.10	$9.16	1.76%
Hypothetical
(5% return before expenses)	$1,000.00	$1,016.29	$8.92	1.76%
Class W
Actual	$1,000.00	$1,080.20	$0.52	0.10%
Hypothetical
(5% return before expenses)	$1,000.00	$1,024.63	$0.51	0.10%

Shareholder Expense Example - Pro-Blend® Extended Term Series

(unaudited)

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

Portfolio Composition - Pro-Blend® Extended Term Series - as of October 31, 2020

(unaudited)

Asset Allocation[1]

1As a percentage of net assets.

2A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.

3A U.S. Treasury Note is an intermediate long-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

Sector Allocation[4]

Information Technology	9.3%
Consumer Discretionary	9.3%
Communication Services	8.8%
Health Care	7.9%
Energy	7.7%
Consumer Staples	7.3%
Financials	6.8%
Real Estate	5.4%
Industrials	4.5%
Materials	2.5%
Utilities	0.3%

[4] Including common stocks and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[5]

Expedia Group, Inc.	1.7%
Unilever plc - ADR (United Kingdom)	1.6%
Micron Technology, Inc.	1.5%
Visa, Inc. - Class A	1.5%
Johnson & Johnson	1.4%
Amazon.com, Inc.	1.4%
Novartis AG - ADR (Switzerland)	1.4%
Mastercard, Inc. - Class A	1.4%
Tencent Holdings Ltd. - Class H (China)	1.4%
Alcon, Inc. (Switzerland)	1.4%

5 As a percentage of total investments.

Investment Portfolio - October 31, 2020

PRO-BLEND® EXTENDED TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)
COMMON STOCKS - 58.5%

Communication Services - 7.3%
Entertainment - 2.5%
Activision Blizzard, Inc.	60,550	$4,585,452
Electronic Arts, Inc.	25,970	3,111,985
Nexon Co. Ltd. (Japan)	284,300	7,923,700
Sea Ltd. - ADR (Taiwan)*	2,173	342,682
		15,963,819
Interactive Media & Services - 3.5%
Alphabet, Inc. - Class A*	4,454	7,198,154
Auto Trader Group plc (United Kingdom)[2]	34,640	260,439
Facebook, Inc. - Class A*	23,397	6,155,985
Tencent Holdings Ltd. - Class H (China)	115,045	8,790,088
		22,404,666
Media - 1.3%
Charter Communications, Inc. - Class A*	11,763	7,102,735
Comcast Corp. - Class A	4,846	204,695
Quebecor, Inc. - Class B (Canada)	28,020	650,077
		7,957,507
Total Communication Services		46,325,992
Consumer Discretionary - 7.4%
Distributors - 0.0%##
Genuine Parts Co.	550	49,737
Hotels, Restaurants & Leisure - 1.9%
Accor S.A. - ADR (France)*	288,695	1,475,231
Accor S.A. (France)*	10,025	255,516
Aristocrat Leisure Ltd. (Australia)	6,385	128,573
Compass Group plc - ADR (United Kingdom)	225,147	3,107,029
Compass Group plc (United Kingdom)	17,895	244,943
Hilton Worldwide Holdings, Inc.	44,505	3,907,984
InterContinental Hotels Group plc - ADR (United Kingdom)*	34,788	1,779,058
InterContinental Hotels Group plc (United Kingdom)*	5,260	267,263
Restaurant Brands International, Inc. (Canada)	9,124	474,448
Wyndham Hotels & Resorts, Inc.	6,608	307,338
		11,947,383
Household Durables - 0.4%
Garmin Ltd.	455	47,329
Nikon Corp. (Japan)	384,900	2,345,720
Sony Corp. (Japan)	3,600	300,119
		2,693,168
Internet & Direct Marketing Retail - 4.3%
Alibaba Group Holding Ltd. - ADR (China)*	25,020	7,623,344
Amazon.com, Inc.*.	2,993	9,087,197
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)
COMMON STOCKS (continued)

Consumer Discretionary (continued)
Internet & Direct Marketing Retail (continued)
Expedia Group, Inc.	114,510	$10,781,116
		27,491,657
Multiline Retail - 0.6%
Dollar Tree, Inc.*	39,855	3,599,704
Specialty Retail - 0.1%
Best Buy Co., Inc.	819	91,359
The Home Depot, Inc.	1,546	412,334
Industria de Diseno Textil S.A. (Spain)	17,335	427,988
		931,681
Textiles, Apparel & Luxury Goods - 0.1%
adidas AG (Germany)*	1,265	375,837
lululemon athletica, Inc.*	843	269,161
VF Corp.	1,100	73,920
		718,918
Total Consumer Discretionary		47,432,248
Consumer Staples - 7.2%
Beverages - 3.3%
Anheuser-Busch InBev S.A./N.V.
(Belgium)	63,234	3,270,844
The Coca-Cola Co.	176,489	8,482,061
Constellation Brands, Inc. - Class A	356	58,822
Diageo plc (United Kingdom)	85,751	2,771,300
Heineken N.V. - ADR (Netherlands)	70,815	3,155,516
Heineken N.V. (Netherlands)	4,550	402,754
PepsiCo, Inc.	22,639	3,017,552
		21,158,849
Food & Staples Retailing - 0.1%
The Kroger Co.	2,335	75,211
Sysco Corp.	1,197	66,206
Walmart, Inc.	3,187	442,196
		583,613
Food Products - 2.1%
Archer-Daniels-Midland Co.	1,454	67,233
Conagra Brands, Inc.	1,581	55,477
Danone S.A. (France)	9,053	502,125
General Mills, Inc.	1,740	102,869
The Hershey Co.	550	75,603
Hormel Foods Corp.	1,068	52,001
The J.M. Smucker Co.	405	45,441
Mondelez International, Inc. - Class A	122,285	6,495,779
Nestle S.A. (Switzerland)	51,941	5,842,216
Tyson Foods, Inc. - Class A	942	53,911
		13,292,655
Household Products - 0.0%##
Colgate-Palmolive Co.	1,944	153,362

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® EXTENDED TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)
COMMON STOCKS (continued)

Consumer Staples (continued)
Household Products (continued)
Kimberly-Clark Corp.	804	$106,603
		259,965
Personal Products - 1.7%
Beiersdorf AG (Germany)	3,685	385,853
Unilever plc - ADR (United Kingdom)	181,061	10,289,696
		10,675,549
Total Consumer Staples		45,970,631
Energy - 5.6%
Energy Equipment & Services - 0.3%
Baker Hughes Co.	3,011	44,473
Schlumberger N.V.	122,311	1,827,326
		1,871,799
Oil, Gas & Consumable Fuels - 5.3%
BP plc - ADR (United Kingdom)	7,795	120,667
Cabot Oil & Gas Corp.	403,468	7,177,696
Cameco Corp. (Canada)	370,212	3,520,716
Chevron Corp.	14,055	976,822
Concho Resources, Inc.	84,568	3,510,418
ConocoPhillips.	66,355	1,899,080
EOG Resources, Inc.	77,248	2,644,971
EQT Corp.	234,420	3,549,119
Exxon Mobil Corp.	58,689	1,914,435
Marathon Petroleum Corp.	1,876	55,342
Pioneer Natural Resources Co.	50,175	3,991,923
Royal Dutch Shell plc - Class B - ADR (Netherlands)	46,974	1,134,422
TOTAL SE - ADR (France)	86,841	2,633,888
Tourmaline Oil Corp. (Canada)	57,520	745,174
Valero Energy Corp.	1,112	42,934
		33,917,607
Total Energy		35,789,406
Financials - 5.2%
Banks - 1.0%
Bank of America Corp.	10,652	252,452
The Bank of N.T. Butterfield & Son Ltd. (Bermuda)	9,893	261,769
Citigroup, Inc.	3,198	132,461
East West Bancorp, Inc.	102,035	3,722,237
Fifth Third Bancorp	2,047	47,531
FinecoBank Banca Fineco S.p.A. (Italy)*	66,070	907,130
JP Morgan Chase & Co.	3,494	342,552
The PNC Financial Services Group, Inc.	690	77,197
Regions Financial Corp.	3,056	40,645
Truist Financial Corp.	2,984	125,686
U.S. Bancorp	3,282	127,834
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)
COMMON STOCKS (continued)

Financials (continued)
Banks (continued)
Wells Fargo & Co.	7,007	$150,300
		6,187,794
Capital Markets - 2.4%
Cboe Global Markets, Inc.	19,322	1,570,685
CME Group, Inc.	10,252	1,545,182
Deutsche Boerse AG (Germany)	4,390	646,880
Intercontinental Exchange, Inc.	67,052	6,329,709
Moody's Corp.	10,529	2,768,074
S&P Global, Inc.	7,608	2,455,330
		15,315,860
Diversified Financial Services - 1.0%
Berkshire Hathaway, Inc. - Class B*	31,317	6,322,902
Insurance - 0.8%
Admiral Group plc (United Kingdom)	21,815	777,137
The Allstate Corp.	720	63,900
Chubb Ltd.	863	112,112
Cincinnati Financial Corp.	402	28,438
The Hartford Financial Services Group, Inc.	1,061	40,870
The Travelers Companies, Inc.	633	76,409
W. R. Berkley Corp.	68,140	4,096,577
		5,195,443
Total Financials		33,021,999
Health Care - 7.5%
Biotechnology - 1.7%
AbbVie, Inc.	2,634	224,153
BioMarin Pharmaceutical, Inc.*	56,968	4,240,128
Gilead Sciences, Inc.	2,496	145,143
Incyte Corp.*	22,966	1,989,774
Vertex Pharmaceuticals, Inc.*	19,435	4,049,477
		10,648,675
Health Care Equipment & Supplies - 2.2%
Alcon, Inc. (Switzerland)*	153,418	8,720,279
Getinge AB - Class B (Sweden)	29,560	578,784
Medtronic plc.	40,597	4,082,841
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)	280,000	543,029
		13,924,933
Health Care Providers & Services - 0.0%##
Quest Diagnostics, Inc.	452	55,207
Life Sciences Tools & Services - 0.6%
Gerresheimer AG (Germany)	4,945	497,091
Thermo Fisher Scientific, Inc.	7,140	3,378,077
		3,875,168

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® EXTENDED TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals - 3.0%
Bristol-Myers Squibb Co.	3,657	$213,752
Eli Lilly & Co.	1,171	152,769
Johnson & Johnson	66,393	9,103,144
Merck & Co., Inc.	3,771	283,617
Novartis AG - ADR (Switzerland)	114,705	8,956,166
Perrigo Co. plc	9,105	399,436
Pfizer, Inc.	8,468	300,445
		19,409,329
Total Health Care		47,913,312
Industrials - 2.6%
Aerospace & Defense - 0.1%
Airbus SE (France)*	2,835	207,425
General Dynamics Corp.	598	78,535
Lockheed Martin Corp.	515	180,317
Raytheon Technologies Corp.	2,598	141,124
		607,401
Air Freight & Logistics - 0.0%##
C.H. Robinson Worldwide, Inc.	542	47,929
Airlines - 0.8%
Ryanair Holdings plc - ADR (Ireland)*	66,238	5,338,783
Building Products - 0.1%
Assa Abloy AB - Class B (Sweden)	11,805	253,010

Johnson Controls International plc	2,293	96,788
Trane Technologies plc	2,495	331,211
		681,009
Commercial Services & Supplies - 0.6%
Bingo Industries Ltd. (Australia)[2]	155,495	269,166
Copart, Inc.*	30,750	3,393,570
Waste Management, Inc.	987	106,507
		3,769,243
Electrical Equipment - 0.0%##
Eaton Corp. plc	1,048	108,772
Emerson Electric Co.	1,626	105,348
Rockwell Automation, Inc.	316	74,930
		289,050
Industrial Conglomerates - 0.1%
3M Co.	1,076	172,117
Honeywell International, Inc.	1,253	206,682
		378,799
Machinery - 0.1%
Caterpillar, Inc.	1,100	172,755
Cummins, Inc.	440	96,752
Dover Corp.	359	39,745
Illinois Tool Works, Inc.	720	141,034
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Machinery (continued)
Parker-Hannifin Corp.	309	$64,383
Stanley Black & Decker, Inc.	376	62,491
		577,160
Professional Services - 0.5%
Insperity, Inc.	45,310	3,469,840
Road & Rail - 0.1%
Norfolk Southern Corp.	445	93,058
Union Pacific Corp.	1,193	211,388
		304,446
Trading Companies & Distributors - 0.1%
Brenntag AG (Germany)	6,515	416,414
Fastenal Co.	1,808	78,160
W. W. Grainger, Inc.	128	44,803
		539,377
Transportation Infrastructure - 0.1%
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)*	33,500	151,300
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR (Mexico)	1,919	159,623
Grupo Aeroportuario del Sureste S.A.B. de C.V. - ADR (Mexico)*	1,561	180,061
		490,984

Total Industrials		16,494,021
Information Technology - 8.8%
Communications Equipment - 0.0%##
Cisco Systems, Inc.	6,212	223,011

Electronic Equipment, Instruments & Components -0.5%
CDW Corp.	24,810	3,041,706
IT Services - 4.3%
Accenture plc - Class A.	2,877	624,050
Adyen N.V. (Netherlands)*2	110	184,881
Automatic Data Processing, Inc.	644	101,726
International Business Machines Corp.	1,554	173,520
Keywords Studios plc (Ireland)	6,496	178,074
Mastercard, Inc. - Class A	30,917	8,923,883
PayPal Holdings, Inc.*	34,460	6,414,040
StoneCo Ltd. - Class A (Brazil)*	7,259	381,388
Switch, Inc. - Class A	24,461	343,922
TravelSky Technology Ltd. - Class H
(China)	198,000	417,382
Visa, Inc. - Class A	51,587	9,373,874
		27,116,740
Semiconductors & Semiconductor Equipment - 1.7%
Analog Devices, Inc.	675	80,008

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® EXTENDED TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Semiconductors & Semiconductor Equipment
(continued)
Intel Corp.	5,710	$252,839
KLA Corp.	454	89,520
Micron Technology, Inc.*	193,365	9,733,994
QUALCOMM, Inc.	1,579	194,785
Skyworks Solutions, Inc.	405	57,223
Texas Instruments, Inc.	1,660	240,019
		10,648,388
Software - 2.3%
Microsoft Corp.	32,450	6,570,151
Oracle Corp.	3,340	187,407
salesforce.com, Inc.*	20,128	4,675,131
ServiceNow, Inc.*	6,780	3,373,525
		14,806,214
Technology Hardware, Storage & Peripherals - 0.0%##
NetApp, Inc.	750	32,917
Total Information Technology		55,868,976
Materials - 2.4%
Chemicals - 0.6%
Akzo Nobel N.V. (Netherlands)	4,115	395,814
FMC Corp.	30,778	3,162,132
International Flavors & Fragrances, Inc.	267	27,410
Linde plc (United Kingdom)	694	152,916
LyondellBasell Industries N.V. - Class A	1,021	69,887
PPG Industries, Inc.	504	65,379
		3,873,538
Construction Materials - 0.8%
Martin Marietta Materials, Inc.	6,690	1,781,881
Vulcan Materials Co.	24,090	3,489,196
		5,271,077
Containers & Packaging - 1.0%
Graphic Packaging Holding Co.	459,755	6,110,144
Metals & Mining - 0.0%##
Nucor Corp.	1,083	51,724
Total Materials		15,306,483
Real Estate - 4.5%
Equity Real Estate Investment Trusts (REITS) - 4.5%
Agree Realty Corp.	5,901	366,275
Alexandria Real Estate Equities, Inc.	631	95,609
American Campus Communities, Inc.	8,940	334,892
American Homes 4 Rent - Class A	14,616	413,194
American Tower Corp.	17,223	3,955,262
Americold Realty Trust	13,224	479,106
Apartment Investment & Management
Co. - Class A	5,732	182,851
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Apple Hospitality REIT, Inc.	28,181	$278,992
AvalonBay Communities, Inc.	1,871	260,312
Brandywine Realty Trust	17,340	151,898
Camden Property Trust	3,391	312,786
CareTrust REIT, Inc.	6,662	113,920
Community Healthcare Trust, Inc.	4,559	211,082
Cousins Properties, Inc.	14,700	374,556
Crown Castle International Corp.	3,221	503,120
CubeSmart	6,986	237,035
Digital Realty Trust, Inc.	5,023	724,819
Douglas Emmett, Inc.	9,543	225,215
Duke Realty Corp.	8,535	324,245
Equinix, Inc.	9,405	6,877,312
Equity LifeStyle Properties, Inc.	6,315	373,785
Equity Residential	2,459	115,524
Essex Property Trust, Inc.	498	101,886
Extra Space Storage, Inc.	1,215	140,879
First Industrial Realty Trust, Inc.	7,784	309,881
Flagship Communities REIT	7,935	117,041
Getty Realty Corp.	7,994	210,082
Healthcare Realty Trust, Inc.	7,078	196,768
Healthcare Trust of America, Inc. - Class A	10,641	258,576
Healthpeak Properties, Inc.	17,719	477,881
Hibernia REIT plc (Ireland)	69,204	83,714
Invitation Homes, Inc.	24,043	655,412
Kilroy Realty Corp.	7,474	351,876
Lamar Advertising Co. - Class A	2,609	161,654
Life Storage, Inc.	2,521	287,772
Mid-America Apartment Communities,
Inc.	4,785	558,075
Physicians Realty Trust	7,670	129,316
Prologis, Inc.	15,533	1,540,874
Public Storage	2,159	494,562
Realty Income Corp.	2,715	157,090
Rexford Industrial Realty, Inc.	7,214	335,163
SBA Communications Corp.	14,088	4,090,733
STAG Industrial, Inc.	5,600	174,272
Sun Communities, Inc.	4,370	601,443
Terreno Realty Corp.	4,808	270,594
UDR, Inc.	5,175	161,667
Welltower, Inc.	5,364	288,422
Total Real Estate		29,067,423
TOTAL COMMON STOCKS
(Identified Cost $342,422,020)		373,190,491

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® EXTENDED TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS - 11.0%

Non-Convertible Corporate Bonds- 11.0%
Communication Services - 1.5%
Diversified Telecommunication Services - 0.7%
AT&T, Inc., 4.25%, 3/1/2027	936,000	$1,076,787
ORBCOMM, Inc., 8.00%, 4/1/2024[2]	214,000	217,210
Verizon Communications, Inc., 4.272%,
1/15/2036	2,820,000	3,447,024
		4,741,021
Interactive Media & Services - 0.3%
MDC Partners, Inc., 6.50%, 5/1/2024[2]	60,000	57,409
Tencent Holdings Ltd. (China), 3.975%,
4/11/2029[2]	1,910,000	2,150,992
		2,208,401
Media - 0.5%
Comcast Corp., 3.25%, 11/1/2039	2,333,000	2,593,831
TEGNA, Inc., 4.75%, 3/15/2026[2]	105,000	107,888
Townsquare Media, Inc., 6.50%,
4/1/2023[2]	204,000	189,720
		2,891,439
Total Communication Services		9,840,861
Consumer Discretionary - 1.8%
Auto Components - 0.0%##
Techniplas LLC, 10.00%, 5/1/2020[3,4]	83,000	3,079
Automobiles - 0.3%
Ford Motor Co., 9.00%, 4/22/2025	50,000	58,920
Ford Motor Credit Co. LLC, 4.389%,
1/8/2026	200,000	201,500
PM General Purchaser LLC, 9.50%,
10/1/2028[2]	170,000	177,650
Volkswagen Group of America Finance
LLC (Germany), 3.35%, 5/13/2025[2]	1,250,000	1,359,742
		1,797,812
Household Durables - 0.1%
FXI Holdings, Inc., 12.25%, 11/15/2026[2]	148,000	154,660
STL Holding Co. LLC, 7.50%, 2/15/2026[2]	260,000	258,375
TRI Pointe Group, Inc. - TRI Pointe
Homes, Inc., 5.875%, 6/15/2024	154,000	166,609
		579,644
Internet & Direct Marketing Retail - 1.2%
Alibaba Group Holding Ltd. (China),
3.40%, 12/6/2027	2,750,000	3,068,285
Booking Holdings, Inc., 3.60%, 6/1/2026	3,053,000	3,387,226
Expedia Group, Inc., 6.25%, 5/1/2025[2]	1,035,000	1,138,156
		7,593,667
Specialty Retail - 0.2%
The TJX Companies, Inc., 4.50%,
4/15/2050	1,249,000	1,654,421
Total Consumer Discretionary		11,628,623
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Staples - 0.0%##
Food & Staples Retailing - 0.0%##
KeHE Distributors LLC - KeHE Finance
Corp., 8.625%, 10/15/2026[2]	214,000	$230,050
Energy - 2.1%
Energy Equipment & Services - 0.0%##
Oceaneering International, Inc., 6.00%,
2/1/2028	194,000	143,560
Oil, Gas & Consumable Fuels - 2.1%
Antero Midstream Partners LP - Antero
Midstream Finance Corp.
5.75%, 3/1/2027[2]	227,000	204,300
5.75%, 1/15/2028[2]	138,000	122,820
Brooge Petroleum and Gas Investment
Co. FZE (United Arab Emirates),
8.50%, 9/24/2025[2]	200,000	187,780
Bruin E&P Partners LLC, 8.875%,
8/1/2023[3,5]	683,000	683
CNX Midstream Partners LP - CNX
Midstream Finance Corp., 6.50%,
3/15/2026[2]	153,000	155,463
DCP Midstream Operating LP, 8.125%,
8/16/2030	178,000	202,920
Energy Transfer Operating LP, 6.50%,
2/1/2042	2,580,000	2,751,771
EQT Corp., 8.75%, 2/1/2030[6]	110,000	136,675
Indigo Natural Resources LLC, 6.875%,
2/15/2026[2]	148,000	145,410
Jonah Energy LLC - Jonah Energy
Finance Corp., 7.25%, 10/15/2025[7]	579,000	18,817
Kinder Morgan Energy Partners LP,
6.95%, 1/15/2038	2,007,000	2,585,641
Lonestar Resources America, Inc.,
11.25%, 1/1/2023[2,3]	227,000	30,077
Moss Creek Resources Holdings, Inc.,
7.50%, 1/15/2026[2]	209,000	103,978
Navigator Holdings Ltd., 8.00%,
9/10/2025[2]	200,000	197,494
New Fortress Energy, Inc., 6.75%,
9/15/2025[2]	268,000	276,354
NGL Energy Partners LP - NGL Energy
Finance Corp., 7.50%, 11/1/2023	134,000	72,305
Occidental Petroleum Corp., 8.875%,
7/15/2030	179,000	175,196
PDC Energy, Inc., 5.75%, 5/15/2026	129,000	121,583
Sabine Pass Liquefaction LLC, 5.875%,
6/30/2026	2,839,000	3,335,812
The Williams Companies, Inc., 3.75%,
6/15/2027	2,060,000	2,245,994
		13,071,073
Total Energy		13,214,633

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® EXTENDED TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)
CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials - 1.6%
Banks - 1.0%
Bank of America Corp., 4.00%,
1/22/2025	1,447,000	$1,608,802
Citigroup, Inc., 4.45%, 9/29/2027	1,960,000	2,261,416
JP Morgan Chase & Co., (U.S. Secured
Overnight Financing Rate + 2.515%),
2.956%, 5/13/2031[8]	2,551,000	2,716,682
		6,586,900
Capital Markets - 0.1%
Advisor Group Holdings, Inc., 10.75%,
8/1/2027[2]	208,000	208,520
Donnelley Financial Solutions, Inc.,
8.25%, 10/15/2024	125,000	130,937
Owl Rock Technology Finance Corp.,
4.75%, 12/15/2025[2]	150,000	148,603
StoneX Group, Inc., 8.625%, 6/15/2025[2]	282,000	297,510
		785,570
Consumer Finance - 0.2%
Navient Corp., 6.75%, 6/25/2025	192,000	194,880
OneMain Finance Corp., 7.125%,
3/15/2026	144,000	159,676
PRA Group, Inc., 7.375%, 9/1/2025[2]	199,000	208,751
SLM Corp.
5.125%, 4/5/2022	309,000	317,497
4.20%, 10/29/2025	250,000	253,125
		1,133,929
Diversified Financial Services - 0.1%
FS Energy & Power Fund, 7.50%,
8/15/20232	184,000	164,220
Oxford Finance LLC - Oxford Finance
Co-Issuer II, Inc., 6.375%, 12/15/2022[2]	135,000	133,920
		298,140
Insurance - 0.0%##
Genworth Mortgage Holdings, Inc.,
6.50%, 8/15/2025[2]	209,000	217,883
Mortgage Real Estate Investment Trusts (REITS) - 0.1%
Ladder Capital Finance Holdings LLLP -
Ladder Capital Finance Corp., 5.25%,
10/1/2025[2]	209,000	190,712
Starwood Property Trust, Inc., 4.75%,
3/15/2025	214,000	207,580
		398,292
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp., 5.25%,
8/15/2028	209,000	214,748
Radian Group, Inc., 4.875%, 3/15/2027	265,000	270,962
		485,710
Total Financials		9,906,424
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)
CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Health Care - 0.4%
Health Care Equipment & Supplies - 0.0%##
AdaptHealth LLC, 6.125%, 8/1/2028[2]	190,000	$197,362
Health Care Providers & Services - 0.3%
HCA, Inc., 4.125%, 6/15/2029	1,498,000	1,699,954
Prime Healthcare Services, Inc., 7.25%,
11/1/2025[2]	200,000	201,560
		1,901,514
Pharmaceuticals - 0.1%
Bausch Health Companies, Inc., 5.00%,
1/30/2028[2]	203,000	200,641
P&L Development LLC - PLD Finance
Corp., 7.75%, 11/15/2025[2]	200,000	203,750
		404,391
Total Health Care		2,503,267
Industrials - 1.9%
Aerospace & Defense - 0.0%##
Howmet Aerospace, Inc., 6.875%,
5/1/2025	209,000	232,513
Airlines - 0.4%
Alaska Airlines Pass-Through Trust,
Series 2020-1, Class B, 8.00%,
8/15/2025[2]	237,000	249,635
Southwest Airlines Co., 5.25%, 5/4/2025	2,027,000	2,248,009
		2,497,644
Commercial Services & Supplies - 0.0%##
Matthews International Corp., 5.25%,
12/1/2025[2]	140,000	133,000
Prime Security Services Borrower
LLC - Prime Finance, Inc., 6.25%,
1/15/2028[2]	133,000	134,394
		267,394
Construction & Engineering - 0.1%
Tutor Perini Corp., 6.875%, 5/1/2025[2]	360,000	342,900
Industrial Conglomerates - 0.3%
General Electric Co., (3 mo. LIBOR US +
3.330%), 5.00%[8,9]	2,354,000	1,906,740
Machinery - 0.0%##
Hillenbrand, Inc., 5.00%, 9/15/2026[6]	125,000	135,781
Marine - 0.1%
American Tanker, Inc. (Norway), 7.75%,
7/2/2025	235,000	236,426
Navios South American Logistics, Inc.
- Navios Logistics Finance US, Inc.
(Uruguay), 10.75%, 7/1/2025[2]	113,000	119,215
		355,641

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® EXTENDED TERM	SHARES/
SERIES	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Trading Companies & Distributors - 1.0%
AerCap Ireland Capital DAC - AerCap
Global Aviation Trust (Ireland), 4.45%,
10/1/2025	2,380,000	$2,420,149
Air Lease Corp.
3.75%, 6/1/2026	1,241,000	1,275,935
3.625%, 4/1/2027	1,050,000	1,048,040
Avolon Holdings Funding Ltd. (Ireland),
3.25%, 2/15/2027[2]	1,309,000	1,194,843
Fortress Transportation and
Infrastructure Investors LLC
6.50%, 10/1/2025[2]	153,000	150,737
9.75%, 8/1/2027[2]	133,000	141,479
		6,231,183
Total Industrials		11,969,796
Information Technology - 0.5%
Communications Equipment - 0.0%##
Hughes Satellite Systems Corp., 5.25%,
8/1/2026	134,000	143,618
IT Services - 0.4%
Unisys Corp., 6.875%, 11/1/2027[2]	125,000	129,375
Visa, Inc., 2.70%, 4/15/2040	2,452,000	2,622,394
		2,751,769
Semiconductors & Semiconductor Equipment - 0.1%
ams AG (Austria), 7.00%, 7/31/2025[2]	255,000	269,663
Software - 0.0%##
Logan Merger Sub, Inc., 5.50%,
9/1/2027[2]	119,000	120,636

Total Information Technology		3,285,686

Materials - 0.1%
Metals & Mining - 0.1%
Hudbay Minerals, Inc. (Peru), 6.125%,
4/1/2029[2]	165,000	168,713
IAMGOLD Corp. (Burkina Faso), 5.75%,
10/15/2028[2]	165,000	165,132
Infrabuild Australia Pty Ltd. (Australia),
12.00%, 10/1/2024[2]	214,000	211,860
Joseph T Ryerson & Son, Inc., 8.50%,
8/1/2028[2]	117,000	125,371
Northwest Acquisitions ULC - Dominion
Finco, Inc., 7.125%, 11/1/2022[3,10]	653,000	6,530

Total Materials		677,606

Real Estate - 0.8%
Equity Real Estate Investment Trusts (REITS) - 0.8%
American Tower Corp., 3.80%,
8/15/2029	2,656,000	3,022,349

	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Camden Property Trust, 2.80%,
5/15/2030	325,000	$350,864
Crown Castle International Corp.,
3.10%, 11/15/2029	1,306,000	1,403,402
HAT Holdings I LLC - HAT Holdings II
LLC, 3.75%, 9/15/2030[2]	144,000	143,820
Iron Mountain, Inc., 4.50%, 2/15/2031[2]	148,000	147,345
		5,067,780
Real Estate Management & Development - 0.0%##
Five Point Operating Co. LP - Five Point
Capital Corp., 7.875%, 11/15/2025[2]	209,000	209,000
Forestar Group, Inc., 5.00%, 3/1/2028[2]	133,000	132,032
		341,032
Total Real Estate		5,408,812

Utilities - 0.3%
Electric Utilities - 0.3%
Dominion Energy, Inc., 3.375%, 4/1/2030	1,378,000	1,554,635
Talen Energy Supply LLC, 7.625%,
6/1/2028[2]	194,000	189,878
Total Utilities		1,744,513
TOTAL CORPORATE BONDS		70,410,271
(Identified Cost $68,280,120)

U.S. TREASURY SECURITIES - 12.9%

U.S. Treasury Bonds - 4.9%
U.S. Treasury Bond, 3.00%, 5/15/2047	12,085,000	15,876,197
U.S. Treasury Inflation Indexed Bond
0.125%, 4/15/2025	5,041,363	5,328,352
2.00%, 1/15/2026	8,531,783	9,963,690

Total U.S. Treasury Bonds
(Identified Cost $30,094,979)		31,168,239
U.S. Treasury Notes - 8.0%
U.S. Treasury Note
2.625%, 5/15/2021	12,950,000	13,124,016
2.125%, 5/15/2025	5,870,000	6,340,976
1.50%, 8/15/2026	29,669,000	31,371,490

Total U.S. Treasury Notes
(Identified Cost $51,074,193)		50,836,482
TOTAL U.S. TREASURY SECURITIES		82,004,721
(Identified Cost $81,169,172)

ASSET-BACKED SECURITIES - 5.1%

Cazenovia Creek Funding II LLC, Series
2018-1A, Class A, 3.561%, 7/15/2030[2]	497,202	498,997

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® EXTENDED TERM	SHARES/
SERIES	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

ASSET-BACKED SECURITIES (continued)

CCG Receivables Trust, Series 2019-1,
Class A2, 2.80%, 9/14/2026[2]	260,718	$265,094
CF Hippolyta LLC
Series 2020-1, Class A1, 1.69%,
7/15/2060[2]	913,112	922,763
Series 2020-1, Class A2, 1.99%,
7/15/2060[2]	851,741	858,580
Chesapeake Funding II LLC
Series 2017-2A, Class A1 (Canada),
1.99%, 5/15/2029[2]	543,891	545,003
Series 2017-4A, Class A1 (Canada),
2.12%, 11/15/2029[2]	345,666	348,062
Commonbond Student Loan Trust,
Series 2019-AGS, Class A1, 2.54%,
1/25/2047[2]	1,525,185	1,556,468
Credit Acceptance Auto Loan Trust,
Series 2020-1A, Class A, 2.01%,
2/15/2029[2]	368,000	375,968
Invitation Homes Trust
Series 2017-SFR2, Class A, (1 mo.
LIBOR US + 0.850%), 0.997%,
12/17/2036[2,11]	601,886	600,592
Series 2017-SFR2, Class B, (1 mo.
LIBOR US + 1.150%), 1.297%,
12/17/2036[2,11]	493,000	492,848
Navient Private Education Refi Loan
Trust
Series 2014-1, Class A3, (1 mo.
LIBOR US + 0.510%), 0.659%,
6/25/2031[11]	300,916	291,344
Series 2019-CA, Class A1, 2.82%,
2/15/2068[2]	54,840	55,040
Series 2020-FA, Class A, 1.22%,
7/15/2069[2]	1,589,670	1,594,326
Nelnet Student Loan Trust
Series 2012-3A, Class A, (1 mo.
LIBOR US + 0.700%), 0.849%,
2/25/2045[2,11]	312,778	308,079
Series 2013-5A, Class A, (1 mo.
LIBOR US + 0.630%), 0.779%,
1/25/2037[2,11]	309,498	304,949
Series 2015-2A, Class A2, (1 mo.
LIBOR US + 0.600%), 0.749%,
9/25/2047[2,11]	2,734,601	2,682,357
Oxford Finance Funding LLC
Series 2019-1A, Class A2, 4.459%,
2/15/2027[2]	514,000	532,726
Series 2020-1A, Class A2, 3.101%,
2/15/2028[2]	1,323,000	1,347,668
Progress Residential Trust
Series 2019-SFR2, Class A, 3.147%,
5/17/2036[2]	1,236,658	1,267,918
Series 2019-SFR4, Class A, 2.687%,
10/17/2036[2]	1,200,000	1,232,500

	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

ASSET-BACKED SECURITIES (continued)

SMB Private Education Loan Trust
Series 2019-B, Class A2A, 2.84%,
6/15/2037[2]	2,400,000	$2,517,618
Series 2020-A, Class A2A, 2.23%,
9/15/2037[2]	419,000	432,426
Series 2020-B, Class A1A, 1.29%,
7/15/2053[2]	1,801,924	1,802,723
SoFi Consumer Loan Program Trust
Series 2019-2, Class A, 3.01%,
4/25/2028[2]	434,297	438,971
Series 2019-3, Class A, 2.90%,
5/25/2028[2]	614,124	621,340
SoFi Professional Loan Program LLC
Series 2017-F, Class A2FX, 2.84%,
1/25/2041[2]	232,549	237,646
Series 2018-A, Class A2A, 2.39%,
2/25/2042[2]	2,740	2,742
Series 2018-B, Class A2FX, 3.34%,
8/25/2047[2]	1,342,972	1,379,399
Series 2018-C, Class A1FX, 3.08%,
1/25/2048[2]	225,677	226,580
Series 2020-A, Class A2FX, 2.54%,
5/15/2046[2]	1,150,000	1,180,633
Tax Ease Funding LLC, Series 2016-1A,
Class A, 3.131%, 6/15/2028[2]	106,258	106,507
Towd Point Mortgage Trust
Series 2016-5, Class A1, 2.50%,
10/25/2056[2,12]	813,626	831,379
Series 2017-1, Class A1, 2.75%,
10/25/2056[2,12]	1,007,988	1,033,152
Series 2019-HY1, Class A1, (1 mo.
LIBOR US + 1.000%), 1.149%,
10/25/2048[2,11]	929,930	932,986
Tricon American Homes
Series 2016-SFR1, Class A, 2.589%,
11/17/2033[2]	1,082,517	1,083,173
Series 2017-SFR2, Class A, 2.928%,
1/17/2036[2]	1,246,623	1,282,067
Series 2020-SFR1, Class A, 1.499%,
7/17/2038[2]	2,146,000	2,151,269

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $32,025,204)		32,341,893

COMMERCIAL MORTGAGE-BACKED SECURITIES - 3.9%
BWAY Mortgage Trust, Series 2015-
1740, Class A, 2.917%, 1/10/2035[2]	2,411,000	2,443,487
CIM Trust, Series 2019-INV1, Class A1,
4.00%, 2/25/2049[2,12]	332,294	343,949
Credit Suisse Mortgage Capital Trust
Series 2013-IVR3, Class A1, 2.50%,
5/25/2043[2,12]	426,316	434,330
Series 2013-TH1, Class A1, 2.13%,
2/25/2043[2,12]	286,524	293,472

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® EXTENDED TERM	SHARES/
SERIES	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Credit Suisse Mortgage Capital Trust
(continued)
Series 2014-IVR3, Class A1, 3.50%,
7/25/2044[2,12]	180,022	$186,341
Fannie Mae REMICS, Series 2018-31,
Class KP, 3.50%, 7/25/2047	391,613	405,338
Fannie Mae-Aces, Series 2017-M15,
Class A1, 2.959%, 9/25/2027[12]	1,555,158	1,678,214
Fontainebleau Miami Beach Trust,
Series 2019-FBLU, Class A, 3.144%,
12/10/2036[2]	1,571,000	1,615,255
Freddie Mac Multifamily Structured
Pass-Through Certificates
Series K014, Class X1 (IO), 1.153%,
4/25/20211[2]	8,221,235	20,201
Series K016, Class X1 (IO), 1.481%,
10/25/2021[12]	3,511,578	26,682
Series K017, Class X1 (IO), 1.286%,
12/25/2021[12]	18,998,067	169,645
Series K021, Class X1 (IO), 1.408%,
6/25/2022[12]	10,372,532	177,444
Series K030, Class X1 (IO), 0.172%,
4/25/2023[12]	41,496,155	155,951
Series K032, Class X1 (IO), 0.090%,
5/25/2023[12]	26,704,736	70,039
Freddie Mac REMICS
Series 4791, Class BA, 4.00%,
3/15/2044	396,227	403,301
Series 4801, Class BA, 4.50%,
5/15/2044	214,661	217,596
FREMF Mortgage Trust
Series 2013-K28, Class X2A (IO),
0.10%, 6/25/2046[2]	73,873,233	128,229
Series 2014-K41, Class B, 3.833%,
11/25/2047[2,12]	1,731,000	1,897,023
Series 2014-K715, Class B, 4.005%,
2/25/2046[2,12]	1,279,000	1,283,180
Government National Mortgage
Association, Series 2017-54, Class
AH, 2.60%, 12/16/2056	1,481,956	1,548,105
GS Mortgage Securities Corp. Trust,
Series 2019-70P, Class A, (1 mo.
LIBOR US + 1.000%), 1.148%,
10/15/2036[2,11]	1,589,000	1,525,222
JP Morgan Mortgage Trust
Series 2013-1, Class 1A2, 3.00%,
3/25/2043[2,12]	230,652	234,889
Series 2013-2, Class A2, 3.50%,
5/25/2043[2,12]	243,258	254,319
Series 2014-2, Class 1A1, 3.00%,
6/25/2029[2,12]	471,130	480,804
Series 2017-2, Class A3, 3.50%,
5/25/2047[2,12]	375,330	385,901
Series 2017-3, Class 1A5, 3.50%,
8/25/2047[2,12]	215,305	215,945

	SHARES/
	PRINCIPAL		VALUE
	AMOUNT[1]		(NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

JP Morgan Mortgage Trust (continued)
Series 2017-6, Class A5, 3.50%,
12/25/2048[2,12]		383,626	$385,587
New Residential Mortgage Loan Trust
Series 2014-3A, Class AFX3, 3.75%,
11/25/2054[2,12]		338,200	361,251
Series 2015-2A, Class A1, 3.75%,
8/25/2055[2,12]		501,345	541,315
Series 2016-4A, Class A1, 3.75%,
11/25/2056[2,12]		549,331	589,596
PMT Loan Trust, Series 2013-J1, Class
A9, 3.50%, 9/25/2043[2,12]		839,454	883,421
Sequoia Mortgage Trust
Series 2013-2, Class A, 1.874%,
2/25/2043[12]		326,044	328,139
Series 2013-6, Class A2, 3.00%,
5/25/2043[12]		1,329,577	1,389,527
Series 2013-7, Class A2, 3.00%,
6/25/2043[12]		282,343	285,510
Series 2013-8, Class A1, 3.00%,
6/25/2043[12]		371,633	381,956
Series 2020-1, Class A4, 3.50%,
2/25/2050[2,12]		282,769	286,348
Starwood Retail Property Trust, Series
2014-STAR, Class A, (1 mo. LIBOR
US + 1.470%), 1.618%, 11/15/2027[2,11]		1,278,105	946,158
Sutherland Commercial Mortgage Trust,
Series 2019-SBC8, Class A, 2.86%,
4/25/2041[2,12]		260,644	262,137
Waikiki Beach Hotel Trust, Series 2019-
WBM, Class A, (1 mo. LIBOR US +
1.050%), 1.198%, 12/15/2033[2,11]		1,496,000	1,439,880
WinWater Mortgage Loan Trust,
Series 2015-1, Class A1, 3.50%,
1/20/2045[2,12]		196,911	202,612

TOTAL COMMERCIAL MORTGAGE-
BACKED SECURITIES
(Identified Cost $24,617,347)			24,878,299

FOREIGN GOVERNMENT BONDS - 1.1%

Canadian Government Bond (Canada),
2.75%, 6/1/2022	CAD	358,000	279,489
Export-Import Bank of Korea (South
Korea), 2.625%, 12/30/2020		5,053,000	5,070,237
Mexican Government Bond
(Mexico), 6.50%, 6/10/2021	MXN	3,112,000	148,470
(Mexico), 6.50%, 6/9/2022	MXN	5,057,000	245,759
(Mexico), 7.75%, 5/29/2031 MXN		972,000	51,027
Mexico Government International Bond
(Mexico), 4.125%, 1/21/2026		200,000	222,502
Republic of Italy Government
International Bond (Italy), 2.375%,
10/17/2024		871,000	910,557

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® EXTENDED TERM	SHARES/
SERIES	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

FOREIGN GOVERNMENT BONDS (continued)

Saudi Government International Bond
(Saudi Arabia), 2.90%, 10/22/2025[2]	200,000	$213,676
TOTAL FOREIGN GOVERNMENT
BONDS
(Identified Cost $7,315,500)		7,141,717

MUNICIPAL BONDS - 0.7%

Hawaii, Series GC, G.O. Bond, 1.112%,
10/1/2026	1,160,000	1,159,455
Clark County, Public Impt., Series A,
G.O. Bond, 1.51%, 11/1/2028	2,340,000	2,317,325
New York City Transitional Finance
Authority, Future Tax Secured, Public
Impt., Revenue Bond, 1.58%, 5/1/2024	635,000	650,939
South Carolina Public Service Authority,
Series B, Revenue Bond, 2.329%,
12/1/2028	230,000	228,696

TOTAL MUNICIPAL BONDS
(Identified Cost $4,380,915)		4,356,415

U.S. GOVERNMENT AGENCIES - 5.2%

Mortgage-Backed Securities - 4.2%
Fannie Mae
Pool #888468, UMBS, 5.50%,
9/1/2021	9,941	10,008
Pool #995233, UMBS, 5.50%,
10/1/2021	55	56
Pool #888017, UMBS, 6.00%,
11/1/2021	2,196	2,222
Pool #995329, UMBS, 5.50%,
12/1/2021	5,843	5,881
Pool #888136, UMBS, 6.00%,
12/1/2021	3,104	3,145
Pool #888810, UMBS, 5.50%,
11/1/2022	11,346	11,422
Pool #990895, UMBS, 5.50%,
10/1/2023	9,555	9,989
Pool #AD0462, UMBS, 5.50%,
10/1/2024	6,927	7,299
Pool #MA3463, UMBS, 4.00%,
9/1/2033	750,579	795,538
Pool #MA1834, UMBS, 4.50%,
2/1/2034	546,218	602,211
Pool #MA1903, UMBS, 4.50%,
5/1/2034	318,658	351,330
Pool #909786, UMBS, 5.50%,
3/1/2037	74,200	86,096
Pool #889576, UMBS, 6.00%,
4/1/2038	201,053	236,430
Pool #889579, UMBS, 6.00%,
5/1/2038	161,742	190,389
Pool #MA3412, UMBS, 3.50%,
7/1/2038	854,097	902,592

	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae (continued)
Pool #995196, UMBS, 6.00%,
7/1/2038	9,686	$11,420
Pool #AD0207, UMBS, 6.00%,
10/1/2038	515,267	606,747
Pool #AD0220, UMBS, 6.00%,
10/1/2038	15,710	18,558
Pool #AD0307, UMBS, 5.50%,
1/1/2039	323,216	375,857
Pool #MA0258, UMBS, 4.50%,
12/1/2039	386,969	432,661
Pool #AL1595, UMBS, 6.00%,
1/1/2040	193,901	228,052
Pool #MA4054, UMBS, 2.50%,
6/1/2040	3,283,008	3,425,047
Pool #AL0152, UMBS, 6.00%,
6/1/2040	396,316	465,150
Pool #MA4071, UMBS, 2.00%,
7/1/2040	2,462,155	2,545,336
Pool #MA4072, UMBS, 2.50%,
7/1/2040	1,117,086	1,167,720
Pool #AL0241, UMBS, 4.00%,
4/1/2041	598,155	659,818
Pool #AI5172, UMBS, 4.00%,
8/1/2041	443,169	488,243
Pool #AL1410, UMBS, 4.50%,
12/1/2041	711,874	797,616
Pool #AL7729, UMBS, 4.00%,
6/1/2043	430,857	472,789
Pool #AX5234, UMBS, 4.50%,
11/1/2044	366,552	403,344
Pool #AS4103, UMBS, 4.50%,
12/1/2044	512,562	565,617
Pool #AZ9215, UMBS, 4.00%,
10/1/2045	349,220	380,178
Pool #BC6764, UMBS, 3.50%,
4/1/2046	420,417	448,393
Pool #BD6997, UMBS, 4.00%,
10/1/2046	420,042	452,853
Pool #BE7845, UMBS, 4.50%,
2/1/2047	315,661	343,838
Pool #AL8674, 5.642%, 1/1/2049	1,333,605	1,567,936
Freddie Mac
Pool #G12610, 6.00%, 3/1/2022	4,561	4,637
Pool #G12655, 6.00%, 5/1/2022	3,278	3,343
Pool #G12988, 6.00%, 1/1/2023	3,445	3,555
Pool #G13078, 6.00%, 3/1/2023	5,318	5,480
Pool #G13331, 5.50%, 10/1/2023	2,812	2,916
Pool #C91762, 4.50%, 5/1/2034	427,805	471,759
Pool #C91771, 4.50%, 6/1/2034	365,245	402,779
Pool #C91780, 4.50%, 7/1/2034	465,434	513,259
Pool #G03926, 6.00%, 2/1/2038	80,964	95,331
Pool #G04731, 5.50%, 4/1/2038	131,596	152,986
Pool #G08273, 5.50%, 6/1/2038	164,483	190,611

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® EXTENDED TERM	SHARES/
SERIES	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac (continued)
Pool #G04601, 5.50%, 7/1/2038	487,702	$564,153
Pool #G04587, 5.50%, 8/1/2038	458,632	531,448
Pool #G05906, 6.00%, 4/1/2040	87,065	102,538
Pool #G60183, 4.00%, 12/1/2044	312,935	338,890
Pool #Q33778, 4.00%, 6/1/2045	494,153	542,829
Pool #SD8107, UMBS, 2.50%,
11/1/2050	3,200,000	3,339,137

Total Mortgage-Backed Securities
(Identified Cost $25,542,223)		26,337,432
Other Agencies - 1.0%
Federal National Mortgage Association,
0.75%, 10/8/2027
(Identified Cost $6,573,036)	6,550,000	6,509,233

TOTAL U.S. GOVERNMENT AGENCIES		32,846,665
(Identified Cost $32,115,259)

SHORT-TERM INVESTMENT - 1.3%

Dreyfus Government Cash Management,
Institutional Shares, 0.02%[13]
(Identified Cost $8,470,592)	8,470,592	8,470,592

TOTAL INVESTMENTS - 99.7%		635,641,064
(Identified Cost $600,796,129)
OTHER ASSETS, LESS LIABILITIES -
0.3%		1,798,401
NET ASSETS - 100%		$637,439,465

ADR - American Depositary Receipt

CAD - Canadian Dollar

G.O. Bond - General Obligation Bond

Impt. - Improvement

IO - Interest only

LIBOR - London Interbank Offered Rate

MXN - Mexican Peso

REMICS - Real Estate Mortgage Investment Conduits

UMBS - Uniform Mortgage-Backed Securities

*Non-income producing security.

## Less than 0.1%.

1Amount is stated in USD unless otherwise noted.

2Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $64,917,350, which represented 10.2% of the Series’ Net Assets.

3Issuer filed for bankruptcy and/or is in default of interest payments.

4Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The security was acquired on August 25, 2015, October 9, 2015 and September 18, 2020, at a cost of $128,250 ($95.00 per $100 par), $49,225 ($89.50 per $100 par) and $4,005 ($22.25 per $100 par), respectively. The security at October 31, 2020 was $3,079, or less than 0.1% of the Series’ Net Assets.

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

5Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The security was acquired on January 17, 2019, March 26, 2020, May 28, 2020 and September 18, 2020 at a cost of $52,489 ($95.43 per $100 par), $7,875 ($10.50 per $100 par), $4,750 ($1.25 per $100 par) and $649 ($0.38 per $100 par), respectively. The security at October 31, 2020 was $683, or less than 0.1% of the Series’ Net Assets.

6Step coupon rate security - Rate steps up/down by 25 basis points upon rating downgrade/upgrade by Moody’s and S&P rating agencies (Subject to a maximum of 100 basis points per agency, 200 basis points maximum).

7Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The security was acquired on September 28, 2017, November 28, 2017, September 17, 2020 and September 18, 2020 at a cost of $315,000 ($100.00 per $100 par), $95,950 ($101.00 per $100 par), $52,844 ($11.88 per $100 par) and $3,226 ($11.13 per $100 par), respectively. The security at October 31, 2020 was $18,817, or less than 0.1% of the Series’ Net Assets.

8Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2020.

9Security is perpetual in nature and has no stated maturity date.

10Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The security was acquired on October 10, 2017, May 8, 2020, May 13, 2020 and September 18, 2020 at a cost of $229,500 ($102.00 per $100 par), $5,038 ($3.25 per $100 par), $3,450 ($1.50 per $100 par) and $2,608 ($1.60 per $100 par), respectively. The security at October 31, 2020 was $6,530, or less than 0.1% of the Series’ Net Assets.

11Floating rate security. Rate shown is the rate in effect as of October 31, 2020.

12Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2020.

13Rate shown is the current yield as of October 31, 2020.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Extended Term Series

October 31, 2020

ASSETS:

Investments in securities, at value (identified cost $600,796,129) (Note 2)	$635,641,064
Foreign currency, at value (identified cost $1,701)	1,675
Interest receivable	1,691,279
Receivable for securities sold	916,750
Foreign tax reclaims receivable	582,439
Dividends receivable	220,134
Receivable for fund shares sold	123,875
Prepaid and other expenses	20,017

TOTAL ASSETS	639,197,233

LIABILITIES:

Accrued management fees (Note 3)	336,052
Accrued distribution and service (Rule 12b-1) fees (Class S) (Class R) (Class L) (Note 3)	184,602
Accrued sub-transfer agent fees (Note 3)	125,401
Accrued fund accounting and administration fees (Note 3)	54,230
Accrued Chief Compliance Officer service fees (Note 3)	3,508
Payable for securities purchased	693,089
Payable for fund shares repurchased	157,154
Accrued transfer agent fees	113,431
Other payables and accrued expenses	90,301

TOTAL LIABILITIES	1,757,768

TOTAL NET ASSETS	$637,439,465

NET ASSETS CONSIST OF:

Capital stock	$481,965
Additional paid-in-capital	548,582,034
Total distributable earnings (loss)	88,375,466

TOTAL NET ASSETS	$637,439,465

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Extended Term Series

October 31, 2020

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($334,977,015/17,523,134 shares)	$19.12

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($149,602,718/16,149,034 shares)	$9.26

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R
($52,599,573/4,706,724 shares)	$11.18

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class L
($100,254,199/9,817,269 shares)	$10.21

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($5,960/311 shares)	$19.18	[1]

1The net asset value of Class W Shares was calculated using unrounded net assets of $5,960.18 divided by the unrounded shares outstanding of 310.671.

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Extended Term Series

For the Year Ended October 31, 2020

INVESTMENT INCOME:

Interest (net of foreign taxes withheld, $1,120)	$5,808,917
Dividends (net of foreign taxes withheld, $201,601)	3,942,366

Total Investment Income	9,751,283

EXPENSES:

Management fees (Note 3)	3,107,503
Distribution and service (Rule 12b-1) fees (Class L) (Note 3)	1,006,684
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	708,229
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	57,947
Sub-transfer agent fees (Note 3)	291,062
Fund accounting and administration fees (Note 3)	130,871
Directors’ fees (Note 3)	62,479
Chief Compliance Officer service fees (Note 3)	3,264
Custodian fees	52,895
Recoupment of past waived and/or reimbursed fees	819
Miscellaneous	389,266

Total Expenses	5,811,019
Less reduction of expenses (Note 3)	(35)

Net Expenses	5,810,984

NET INVESTMENT INCOME	3,940,299

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments in securities	51,361,330
Litigation proceeds (Note 4)	516,882
Options written	1,226,658
Foreign currency and translation of other assets and liabilities	(52,932)

53,051,938
Net change in unrealized appreciation (depreciation) on-
Investments in securities	(6,779,629)
Options written	78,612
Foreign currency and translation of other assets and liabilities	19,089

(6,681,928)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	46,370,010

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$50,310,309

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Extended Term Series

	FOR THE YEAR ENDED 10/31/20	FOR THE YEAR ENDED 10/31/19
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$3,940,299	$6,413,518
Net realized gain (loss) on investments and foreign currency	53,051,938	26,128,368
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(6,681,928)	32,493,713
Net increase (decrease) from operations	50,310,309	65,035,599

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(11,710,120)	(16,366,482)
Class I	(10,619,011)	(13,372,839)
Class R	(437,348)	(870,640)
Class L.	(7,273,380)	(9,091,336)
Class W	(279)	(28)
Total distributions to shareholders	(30,040,138)	(39,701,325)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	115,919,304	(76,738,491)

Net increase (decrease) in net assets	136,189,475	(51,404,217)

NET ASSETS:

Beginning of year	501,249,990	552,654,207

End of year	$637,439,465	$501,249,990

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class S

	FOR THE YEAR ENDED
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$18.02	$16.85	$18.22	$16.62	$16.42
Income (loss) from investment operations:
Net investment income[1]	0.16	0.22	0.18	0.15	0.14
Net realized and unrealized gain (loss) on investments	1.72 [2]	1.87	(0.43)	1.70	0.37
Total from investment operations	1.88	2.09	(0.25)	1.85	0.51
Less distributions to shareholders:
From net investment income	(0.12)	(0.15)	(0.10)	(0.09)	(0.09)
From net realized gain on investments	(0.66)	(0.77)	(1.02)	(0.16)	(0.22)
Total distributions to shareholders	(0.78)	(0.92)	(1.12)	(0.25)	(0.31)
Net asset value - End of year	$19.12	$18.02	$16.85	$18.22	$16.62
Net assets - End of year (000’s omitted)	$334,977	$276,300	$308,334	$400,117	$498,344
Total return[3]	10.74% [2]	13.16%	(1.47% )	11.26%	3.23%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.02%	1.05%	1.10%	1.08%	1.07%
Net investment income	0.87%	1.31%	1.03%	0.89%	0.86%
Series portfolio turnover	120%	61%	75%	79%	63%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

N/A	0.01%	0.01%	N/A	N/A

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.70. Excluding the proceeds from the settlement, the total return would have been 10.63%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class I

	FOR THE YEAR ENDED
	10/31/20		10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.15		$9.04	$10.31	$9.53	$9.57
Income (loss) from investment operations:
Net investment income[1]	0.10		0.13	0.12	0.11	0.10
Net realized and unrealized gain (loss) on investments	0.84	[2]	0.95	(0.22)	0.96	0.21
Total from investment operations	0.94		1.08	(0.10)	1.07	0.31
Less distributions to shareholders:
From net investment income	(0.17)		(0.20)	(0.15)	(0.13)	(0.13)
From net realized gain on investments	(0.66)		(0.77)	(1.02)	(0.16)	(0.22)
Total distributions to shareholders	(0.83)		(0.97)	(1.17)	(0.29)	(0.35)
Net asset value - End of year	$9.26		$9.15	$9.04	$10.31	$9.53
Net assets - End of year (000’s omitted)	$149,603		$117,991	$126,834	$147,257	$386,926
Total return[3]	10.88%	[2]	13.36%	(1.15% )	11.56%	3.52%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.81%	[4]	0.85%	0.85%	0.83%	0.82%
Net investment income	1.06%		1.51%	1.29%	1.15%	1.12%
Series portfolio turnover	120%		61%	75%	79%	63%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

N/A	0.01%	0.01%	N/A	N/A

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $0.83. These proceeds impacted the total return by less than 0.01%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class R

	FOR THE YEAR ENDED
	10/31/20		10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.86		$10.54	$11.82	$10.88	$10.87
Income (loss) from investment operations:
Net investment income[1]	0.05		0.11	0.09	0.07	0.06
Net realized and unrealized gain (loss) on investments	1.04	[2]	1.11	(0.26)	1.10	0.24
Total from investment operations	1.09		1.22	(0.17)	1.17	0.30
Less distributions to shareholders:
From net investment income	(0.11)		(0.13)	(0.09)	(0.07)	(0.07)
From net realized gain on investments	(0.66)		(0.77)	(1.02)	(0.16)	(0.22)
Total distributions to shareholders	(0.77)		(0.90)	(1.11)	(0.23)	(0.29)
Net asset value - End of year	$11.18		$10.86	$10.54	$11.82	$10.88
Net assets - End of year (000’s omitted)	$52,600		$6,149	$11,138	$15,358	$24,692
Total return[3]	10.53%	[2]	12.73%	(1.65% )	10.97%	2.93%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.31%	[4]	1.35%	(1.35% )	1.33%	1.32%
Net investment income	0.41%		1.02%	0.79%	0.65%	0.61%
Series portfolio turnover	120%		61%	75%	79%	63%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

N/A	0.02%	0.01%	N/A	N/A

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.03. Excluding the proceeds from the settlement, the total return would have been 10.43%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class L*

	FOR THE YEAR ENDED
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.00	$9.78	$11.05	$10.19	$10.21
Income (loss) from investment operations:
Net investment income[1]	0.01	0.05	0.03	0.01	0.01
Net realized and unrealized gain (loss) on investments	0.93 [2]	1.04	(0.24)	1.03	0.22
Total from investment operations	0.94	1.09	(0.21)	1.04	0.23
Less distributions to shareholders:
From net investment income	(0.07)	(0.10)	(0.04)	(0.02)	(0.03)
From net realized gain on investments	(0.66)	(0.77)	(1.02)	(0.16)	(0.22)
Total distributions to shareholders	(0.73)	(0.87)	(1.06)	(0.18)	(0.25)
Net asset value - End of year	$10.21	$10.00	$9.78	$11.05	$10.19
Net assets - End of year (000’s omitted)	$100,254	$100,804	$106,348	$130,130	$146,554
Total return[3]	9.87% [2]	12.26%	(2.13% )	10.42%	2.43%
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.77%	1.80%	1.85%	1.83%	1.82%
Net investment income	0.13%	0.57%	0.28%	0.14%	0.11%
Series portfolio turnover	120%	61%	75%	79%	63%

*Effective March 1, 2019, Class R2 shares of the Series have been redesignated as Class L shares.

**For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

N/A	0.00%	[4]	0.01%	N/A	N/A

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $0.92. Excluding the proceeds from the settlement, the total return would have been 9.76%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class W

	FOR THE YEAR ENDED 10/31/20	FOR THE PERIOD 4/1/191 TO 10/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$18.08	$17.04
Income from investment operations:
Net investment income[2]	0.33	0.23
Net realized and unrealized gain (loss) on investments	1.71 [3]	0.90
Total from investment operations	2.04	1.13
Less distributions to shareholders:
From net investment income	(0.28)	(0.09)
From net realized gain on investments	(0.66)	(0.00)[4]
Total distributions to shareholders	(0.94)	(0.09)
Net asset value - End of period	$19.18	$18.08
Net assets - End of period (000’s omitted)	$6	$5
Total return[5]	11.70% [3]	6.69%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10% [6]
Net investment income	1.78%	2.20% [6]
Series portfolio turnover	120%	61%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.62%	0.62%	[6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.69. Excluding the proceeds from the settlement, the total return would have been 11.64%.

4Less than $(0.01).

5Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

6Annualized.

The accompanying notes are an integral part of the financial statements.

Performance Update as of October 31, 2020 - Pro-Blend® Maximum Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Pro-Blend® Maximum Term Series - Class S2	11.85%	9.88%	9.02%
Pro-Blend® Maximum Term Series - Class I2	12.23%	10.17%	9.29%
Pro-Blend® Maximum Term Series - Class R2,3	11.69%	9.62%	8.75%
Pro-Blend® Maximum Term Series - Class L2,3	11.09%	9.07%	8.21%
Pro-Blend® Maximum Term Series - Class W2,4	12.97%	10.22%	9.19%
Russell 3000® Index[5]	10.15%	11.48%	12.80%
65/20/15 Blended Index[6]	7.30%	9.08%	9.64%

The following graph compares the value of a $10,000 investment in the Pro-Blend® Maximum Term Series - Class S for the ten years ended October 31, 2020 to the Russell 3000® Index and the 65/20/15 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2020, this net expense ratio was 1.10% for Class S, 0.85% for Class I, 1.30% for Class R, 1.81% for Class L and 0.10% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.10% for Class S, 0.89% for Class I, 1.30% for Class R, 1.81% for Class L and 0.76% for Class W for the year ended October 31, 2020.

3For periods through the inception of Class L on January 4, 2010 and Class R on June 30, 2010, the performance is hypothetical and is based on the historical performance of the Class S shares adjusted for the respective class’ charges and expenses.

4For periods through April 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

5The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

Performance Update as of October 31, 2020 - Pro-Blend® Maximum Term Series

(unaudited)

6The 65/20/15 Blended Index is 65% Russell 3000® Index (Russell 3000), 20% MSCI ACWI ex USA Index (ACWIxUS), and 15% Bloomberg Barclays U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns are provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 26 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices.

Shareholder Expense Example - Pro-Blend® Maximum Term Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*	EXPENSE
	5/1/20	10/31/20	5/1/20 - 10/31/20	RATIO
Class S
Actual	$1,000.00	$1,131.70	$5.89	1.10%
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.61	$5.58	1.10%
Class I
Actual	$1,000.00	$1,133.60	$4.56	0.85%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.86	$4.32	0.85%
Class R
Actual	$1,000.00	$1,130.60	$6.91	1.29%
Hypothetical
(5% return before expenses)	$1,000.00	$1,018.65	$6.55	1.29%
Class L
Actual	$1,000.00	$1,127.50	$9.68	1.81%
Hypothetical
(5% return before expenses)	$1,000.00	$1,016.04	$9.17	1.81%
Class W
Actual	$1,000.00	$1,136.90	$0.54	0.10%
Hypothetical
(5% return before expenses)	$1,000.00	$1,024.63	$0.51	0.10%

Shareholder Expense Example - Pro-Blend® Maximum Term Series

(unaudited)

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

Portfolio Composition - Pro-Blend® Maximum Term Series - as of October 31, 2020

(unaudited)

Asset Allocation[1]

1As a percentage of net assets.

2A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.

3A U.S. Treasury Note is an intermediate long-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

Sector Allocation[4]

Consumer Discretionary	16.5%
Information Technology	15.9%
Consumer Staples	11.8%
Communication Services	10.7%
Health Care	10.3%
Financials	8.8%
Energy	7.9%
Industrials	5.1%
Real Estate	5.0%
Materials	2.8%
Utilities	0.1%

[4]Including common stocks and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[5]

ServiceNow, Inc.	2.6%
Expedia Group, Inc.	2.3%
Microsoft Corp.	2.3%
Micron Technology, Inc.	2.3%
The Coca-Cola Co.	2.1%
PayPal Holdings, Inc.	2.1%
Mondelez International, Inc. - Class A	2.0%
Johnson & Johnson	1.8%
Amazon.com, Inc.	1.8%
Mastercard, Inc. - Class A	1.8%

5As a percentage of total investments.

Investment Portfolio - October 31, 2020

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/
	PRINCIPAL	VALUE
	AMOUNT[1]	(NOTE 2)

COMMON STOCKS - 91.7%

Communication Services - 10.2%
Entertainment - 4.3%
Activision Blizzard, Inc.	38,376	$2,906,215
Electronic Arts, Inc.*	36,762	4,405,190
Nexon Co. Ltd. (Japan)	162,400	4,526,236
Sea Ltd. - ADR (Taiwan)*	22,573	3,559,762
The Walt Disney Co.	25,303	3,067,989
		18,465,392
Interactive Media & Services - 4.2%
Alphabet, Inc. - Class A*	3,499	5,654,769
Alphabet, Inc. - Class C*	700	1,134,707
Auto Trader Group plc (United Kingdom)[2]	27,520	206,908
Facebook, Inc. - Class A*	14,817	3,898,500
Tencent Holdings Ltd. - Class H (China)	97,334	7,436,868
		18,331,752
Media - 1.7%
Charter Communications, Inc. - Class A*	10,780	6,509,180
Comcast Corp. - Class A	4,328	182,815
Quebecor, Inc. - Class B (Canada)	19,925	462,269
		7,154,264
Total Communication Services		43,951,408
Consumer Discretionary - 16.0%
Distributors - 0.0%##
Genuine Parts Co.	487	44,040
Hotels, Restaurants & Leisure - 3.1%
Accor S.A. - ADR (France)*	492,815	2,518,285
Accor S.A. (France)*	7,130	181,728
Aristocrat Leisure Ltd. (Australia)	4,545	91,521
Compass Group plc - ADR (United Kingdom)	214,213	2,956,139
Compass Group plc (United Kingdom)	12,730	174,246
Hilton Worldwide Holdings, Inc.	40,205	3,530,401
InterContinental Hotels Group plc - ADR (United Kingdom)*	60,998	3,119,438
InterContinental Hotels Group plc (United Kingdom)*	3,740	190,031
Restaurant Brands International, Inc. (Canada).	6,425	334,100
Wyndham Hotels & Resorts, Inc.	3,161	147,018
		13,242,907
Household Durables - 0.4%
Garmin Ltd.	418	43,480
Nikon Corp. (Japan)	214,500	1,307,241
Sony Corp. (Japan)	2,500	208,416
		1,559,137

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Internet & Direct Marketing Retail - 5.7%
Alibaba Group Holding Ltd. - ADR
(China)*	22,400	$6,825,056
Amazon.com, Inc.*	2,600	7,893,990
Expedia Group, Inc.	106,052	9,984,796
		24,703,842
Multiline Retail - 2.2%
Dollar General Corp.	21,025	4,388,128
Dollar Tree, Inc.*	57,130	5,159,981
		9,548,109
Specialty Retail - 2.0%
AutoZone, Inc.*	3,169	3,577,738
Best Buy Co., Inc.	730	81,431
The Home Depot, Inc.	1,345	358,725
Industria de Diseno Textil S.A. (Spain)	110,925	2,738,655
The TJX Companies, Inc.	37,607	1,910,436
		8,666,985
Textiles, Apparel & Luxury Goods - 2.6%
adidas AG (Germany)*	10,170	3,021,549
lululemon athletica, Inc.	13,789	4,402,690
NIKE, Inc. - Class B	32,605	3,915,208
VF Corp.	1,001	67,267
		11,406,714
Total Consumer Discretionary		69,171,734
Consumer Staples - 11.8%
Beverages - 5.4%
Anheuser-Busch InBev S.A./N.V. (Belgium)	45,667	2,362,173
The Coca-Cola Co.	192,622	9,257,413
Constellation Brands, Inc. - Class A	10,846	1,792,085
Diageo plc (United Kingdom)	105,779	3,418,565
Heineken N.V. - ADR (Netherlands)	68,760	3,063,946
Heineken N.V. (Netherlands)	3,235	286,353
PepsiCo, Inc.	22,994	3,064,870
		23,245,405
Food & Staples Retailing - 1.0%
The Kroger Co.	2,086	67,190
Sysco Corp.	72,164	3,991,391
Walmart, Inc.	2,799	388,361
		4,446,942
Food Products - 3.9%
Archer-Daniels-Midland Co.	1,359	62,840
Conagra Brands, Inc.	1,483	52,038
Danone S.A. (France)	6,441	357,250
General Mills, Inc.	1,467	86,729
The Hershey Co.	512	70,379

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products (continued)
Hormel Foods Corp	1,017	$49,518
The J.M. Smucker Co.	378	42,412
Mondelez International, Inc. - Class A	162,172	8,614,577
Nestle S.A. (Switzerland)	67,470	7,588,886
Tyson Foods, Inc. - Class A	855	48,932
		16,973,561
Household Products - 0.1%
Colgate-Palmolive Co.	1,679	132,456
Kimberly-Clark Corp	718	95,200
		227,656
Personal Products - 1.4%
Beiersdorf AG (Germany)	2,625	274,861
Unilever plc - ADR (United Kingdom)	102,743	5,838,885
		6,113,746
Total Consumer Staples		51,007,310
Energy - 7.1%
Energy Equipment & Services - 0.3%
Baker Hughes Co.	2,777	41,016
Schlumberger N.V.	99,520	1,486,829
		1,527,845
Oil, Gas & Consumable Fuels - 6.8%
BP plc - ADR (United Kingdom)	5,548	85,883
Cabot Oil & Gas Corp.	412,237	7,333,696
Cameco Corp. (Canada)	240,108	2,283,427
Chevron Corp.	11,470	797,165
Concho Resources, Inc.	71,905	2,984,776
ConocoPhillips.	54,838	1,569,464
EOG Resources, Inc.	89,790	3,074,410
EQT Corp.	199,925	3,026,864
Exxon Mobil Corp.	49,410	1,611,754
Marathon Petroleum Corp.	1,706	50,327
Pioneer Natural Resources Co.	36,685	2,918,659
Royal Dutch Shell plc - Class B - ADR (Netherlands)	48,391	1,168,643
TOTAL SE - ADR (France)	61,004	1,850,251
Tourmaline Oil Corp. (Canada)	40,905	529,926
Valero Energy Corp.	1,031	39,807
		29,325,052
Total Energy		30,852,897
Financials - 8.4%
Banks - 1.2%
Bank of America Corp.	9,602	227,567
The Bank of N.T. Butterfield & Son Ltd. (Bermuda)	7,099	187,840
Citigroup, Inc.	2,894	119,870

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Banks (continued)
East West Bancorp, Inc.	84,885	$3,096,605
Fifth Third Bancorp	1,908	44,304
FinecoBank Banca Fineco S.p.A. (Italy)*	47,010	645,439
JP Morgan Chase & Co.	3,075	301,473
The PNC Financial Services Group, Inc.	632	70,708
Regions Financial Corp.	2,754	36,628
Truist Financial Corp.	2,722	114,651
U.S. Bancorp	2,932	114,201
Wells Fargo & Co.	6,261	134,298
		5,093,584
Capital Markets - 5.7%
BlackRock, Inc.	9,169	5,494,157
Cboe Global Markets, Inc.	23,659	1,923,240
CME Group, Inc.	12,503	1,884,452
Deutsche Boerse AG (Germany)	27,010	3,980,006
Intercontinental Exchange, Inc.	41,673	3,933,931
Moody's Corp.	14,423	3,791,807
S&P Global, Inc.	11,366	3,668,149
		24,675,742
Diversified Financial Services - 0.5%
Berkshire Hathaway, Inc. - Class B*	10,702	2,160,734
Insurance - 1.0%
Admiral Group plc (United Kingdom)	17,850	635,888
The Allstate Corp.	662	58,753
Chubb Ltd.	807	104,838
Cincinnati Financial Corp.	370	26,174
The Hartford Financial Services Group, Inc.	989	38,096
The Travelers Companies, Inc.	565	68,201
W. R. Berkley Corp.	53,177	3,197,001
		4,128,951
Total Financials		36,059,011
Health Care - 10.2%
Biotechnology - 2.4%
AbbVie, Inc.	2,282	194,198
BioMarin Pharmaceutical, Inc.*	43,040	3,203,467
Gilead Sciences, Inc.	2,057	119,615
Incyte Corp.*	18,305	1,585,945
Seagen, Inc.*	12,075	2,014,110
Vertex Pharmaceuticals, Inc.*	14,977	3,120,608
		10,237,943
Health Care Equipment & Supplies - 3.1%
Alcon, Inc. (Switzerland)*	43,154	2,452,874
Boston Scientific Corp.*	52,679	1,805,309
Getinge AB - Class B (Sweden)	21,020	411,571

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Equipment & Supplies (continued)
Intuitive Surgical, Inc.*	2,549	$1,700,387
Medtronic plc	47,946	4,821,929
Shandong Weigao Group Medical
Polymer Co. Ltd. - Class H (China)	200,000	387,878
West Pharmaceutical Services, Inc.	6,661	1,812,258
		13,392,206
Health Care Providers & Services - 0.9%
Quest Diagnostics, Inc.	400	48,856
UnitedHealth Group, Inc.	12,429	3,792,585
		3,841,441
Life Sciences Tools & Services - 0.8%
Gerresheimer AG (Germany)	3,520	353,845
Thermo Fisher Scientific, Inc.	6,545	3,096,570
		3,450,415
Pharmaceuticals - 3.0%
Bristol-Myers Squibb Co.	3,152	184,234
Eli Lilly & Co.	1,045	136,331
Johnson & Johnson	57,770	7,920,845
Merck & Co., Inc.	3,331	250,525
Novartis AG - ADR (Switzerland)	52,264	4,080,773
Perrigo Co. plc	6,475	284,058
Pfizer, Inc.	7,373	261,594
		13,118,360
Total Health Care		44,040,365
Industrials - 4.7%
Aerospace & Defense - 0.1%
Airbus SE (France)*	2,020	147,795
General Dynamics Corp.	550	72,231
Lockheed Martin Corp.	451	157,909
Raytheon Technologies Corp.	2,207	119,884
		497,819
Air Freight & Logistics - 0.0%##
C.H. Robinson Worldwide, Inc.	484	42,800
Airlines - 1.1%
Ryanair Holdings plc - ADR (Ireland)*	56,971	4,591,862
Building Products - 0.1%
Assa Abloy AB - Class B (Sweden)	8,400	180,033
Johnson Controls International plc	2,080	87,797
Trane Technologies plc	1,699	225,542
		493,372
Commercial Services & Supplies - 0.5%
Bingo Industries Ltd. (Australia)[2]	105,770	183,091
Copart, Inc.*	18,745	2,068,698
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Commercial Services & Supplies (continued)
Waste Management, Inc.	914	$98,630
		2,350,419
Electrical Equipment - 0.1%
Eaton Corp. plc	940	97,563
Emerson Electric Co.	1,440	93,298
Rockwell Automation, Inc.	279	66,156
		257,017
Industrial Conglomerates - 0.1%
3M Co.	1,004	160,600
Honeywell International, Inc.	1,119	184,579
		345,179
Machinery - 0.1%
Caterpillar, Inc.	1,002	157,364
Cummins, Inc.	404	88,836
Dover Corp.	334	36,977
Illinois Tool Works, Inc.	648	126,930
Parker-Hannifin Corp.	271	56,466
Stanley Black & Decker, Inc.	320	53,184
		519,757

Professional Services - 0.8%
Insperity, Inc.	46,921	3,593,210
Road & Rail - 0.1%
Norfolk Southern Corp.	418	87,412
Union Pacific Corp.	1,111	196,858
		284,270
Trading Companies & Distributors - 0.8%
Brenntag AG (Germany)	52,200	3,336,426
Fastenal Co.	1,601	69,211
W. W. Grainger, Inc.	119	41,653
		3,447,290
Transportation Infrastructure - 0.9%
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. - ADR (Mexico)*	29,533	1,068,504
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)*	23,800	107,491
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR (Mexico)	15,957	1,327,303
Grupo Aeroportuario del Sureste S.A.B. de C.V. - ADR (Mexico)*	10,203	1,176,916
		3,680,214
Total Industrials		20,103,209
Information Technology - 15.9%
Communications Equipment - 0.0%##
Cisco Systems, Inc.	5,516	198,025

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Electronic Equipment, Instruments & Components - 0.9%
CDW Corp.	32,315	$3,961,819
IT Services - 6.9%
Accenture plc - Class A	16,099	3,492,034
Adyen N.V. (Netherlands)*2	80	134,459
Automatic Data Processing, Inc.	571	90,195
International Business Machines Corp.	1,396	155,877
Keywords Studios plc (Ireland)	4,621	126,675
Mastercard, Inc. - Class A	27,001	7,793,569
PayPal Holdings, Inc.*	48,795	9,082,213
StoneCo Ltd. - Class A (Brazil)*	5,162	271,212
Switch, Inc. - Class A	11,762	165,374
TravelSky Technology Ltd. - Class H
(China)	141,000	297,227
Verra Mobility Corp.*	219,325	2,107,713
Visa, Inc. - Class A	32,485	5,902,849
		29,619,397
Semiconductors & Semiconductor Equipment - 2.5%
Analog Devices, Inc.	597	70,762
Intel Corp.	5,006	221,666
KLA Corp.	388	76,506
Micron Technology, Inc.*	194,366	9,784,384
QUALCOMM, Inc.	1,396	172,211
Skyworks Solutions, Inc.	342	48,321
Texas Instruments, Inc.	1,437	207,776
		10,581,626
Software - 5.6%
Microsoft Corp.	49,067	9,934,596
Oracle Corp.	3,122	175,175
salesforce.com, Inc.*	11,980	2,782,595
ServiceNow, Inc.*	22,467	11,178,905
		24,071,271
Technology Hardware, Storage & Peripherals - 0.0%##
NetApp, Inc.	642	28,177

Total Information Technology		68,460,315
Materials - 2.7%
Chemicals - 0.6%
Akzo Nobel N.V. (Netherlands)	2,931	281,927
FMC Corp.	20,328	2,088,499
International Flavors & Fragrances, Inc.	243	24,946
Linde plc (United Kingdom)	623	137,272
LyondellBasell Industries N.V. - Class A	905	61,947
PPG Industries, Inc.	452	58,633
		2,653,224
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials (continued)
Construction Materials - 1.5%
Martin Marietta Materials, Inc.	9,793	$2,608,366
Vulcan Materials Co.	25,643	3,714,132
		6,322,498
Containers & Packaging - 0.6%
Graphic Packaging Holding Co.	206,645	2,746,312
Metals & Mining - 0.0%##
Nucor Corp.	1,021	48,763
Total Materials		11,770,797
Real Estate - 4.7%
Equity Real Estate Investment Trusts (REITS) - 4.7%
Agree Realty Corp.	2,795	173,486
Alexandria Real Estate Equities, Inc.	302	45,759
American Campus Communities, Inc.	4,266	159,804
American Homes 4 Rent - Class A	6,965	196,901
American Tower Corp.	21,035	4,830,688
Americold Realty Trust	6,333	229,445
Apartment Investment & Management
Co. - Class A.	2,704	86,258
Apple Hospitality REIT, Inc.	13,373	132,393
AvalonBay Communities, Inc.	902	125,495
Brandywine Realty Trust	8,194	71,780
Camden Property Trust	1,623	149,706
CareTrust REIT, Inc.	3,162	54,070
Community Healthcare Trust, Inc.	2,178	100,841
Cousins Properties, Inc.	6,967	177,519
Crown Castle International Corp.	1,543	241,017
CubeSmart.	3,324	112,783
Digital Realty Trust, Inc.	2,406	347,186
Douglas Emmett, Inc.	4,545	107,262
Duke Realty Corp.	4,071	154,657
Equinix, Inc.	5,338	3,903,359
Equity LifeStyle Properties, Inc.	3,005	177,866
Equity Residential	1,185	55,671
Essex Property Trust, Inc.	237	48,488
Extra Space Storage, Inc.	578	67,019
First Industrial Realty Trust, Inc.	3,712	147,775
Flagship Communities REIT	3,800	56,050
Getty Realty Corp.	3,789	99,575
Healthcare Realty Trust, Inc.	3,359	93,380
Healthcare Trust of America, Inc. - Class
A	5,060	122,958
Healthpeak Properties, Inc.	8,420	227,087
Hibernia REIT plc (Ireland)	24,250	29,334
Invitation Homes, Inc.	11,451	312,154
Kilroy Realty Corp.	3,535	166,428
Lamar Advertising Co. - Class A	1,229	76,149

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Life Storage, Inc.	1,200	$136,980
Mid-America Apartment Communities,
Inc.	2,307	269,065
Physicians Realty Trust	3,635	61,286
Prologis, Inc.	7,412	735,270
Public Storage	1,029	235,713
Realty Income Corp.	1,293	74,813
Rexford Industrial Realty, Inc.	3,432	159,451
SBA Communications Corp.	16,399	4,761,778
STAG Industrial, Inc.	2,675	83,246
Sun Communities, Inc.	2,083	286,683
Terreno Realty Corp.	2,295	129,163
UDR, Inc.	2,493	77,881
Welltower, Inc.	2,564	137,866
Total Real Estate		20,229,538
TOTAL COMMON STOCKS		395,646,584
(Identified Cost $332,167,879)

CORPORATE BONDS - 3.3%

Non-Convertible Corporate Bonds- 3.3%
Communication Services - 0.5%
Diversified Telecommunication Services - 0.2%
AT&T, Inc., 4.25%, 3/1/2027	176,000	202,472
ORBCOMM, Inc., 8.00%, 4/1/2024[2]	71,000	72,065
Verizon Communications, Inc., 4.272%,
1/15/2036	550,000	672,292
		946,829
Interactive Media & Services - 0.1%
MDC Partners, Inc., 6.50%, 5/1/2024[2]	20,000	19,137
Tencent Holdings Ltd. (China), 3.975%,
4/11/2029[2]	490,000	551,825
		570,962
Media - 0.2%
Comcast Corp., 3.25%, 11/1/2039	501,000	557,012
TEGNA, Inc., 4.75%, 3/15/2026[2]	35,000	35,963
Townsquare Media, Inc., 6.50%,
4/1/2023[2]	71,000	66,030
		659,005
Total Communication Services		2,176,796
Consumer Discretionary - 0.5%
Auto Components - 0.0%##
Techniplas LLC, 10.00%, 5/1/2020[3,4]	30,000	1,113
Automobiles - 0.0%##
Ford Motor Co., 9.00%, 4/22/2025	80,000	94,272
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Automobiles (continued)
PM General Purchaser LLC, 9.50%,
10/1/2028[2]	60,000	$62,700
		156,972
Household Durables - 0.1%
FXI Holdings, Inc., 12.25%, 11/15/2026[2]	53,000	55,385
STL Holding Co. LLC, 7.50%, 2/15/2026[2]	90,000	89,437
TRI Pointe Group, Inc. - TRI Pointe
Homes, Inc., 5.875%, 6/15/2024	51,000	55,176
		199,998
Internet & Direct Marketing Retail - 0.3%
Alibaba Group Holding Ltd. (China),
3.40%, 12/6/2027	510,000	569,028
Booking Holdings, Inc., 3.60%, 6/1/2026	582,000	645,714
Expedia Group, Inc., 6.25%, 5/1/2025[2]	196,000	215,535
		1,430,277
Specialty Retail - 0.1%
The TJX Companies, Inc., 4.50%,
4/15/2050	237,000	313,929

Total Consumer Discretionary		2,102,289
Consumer Staples - 0.0%##
Food & Staples Retailing - 0.0%##
KeHE Distributors LLC - KeHE Finance
Corp., 8.625%, 10/15/2026[2]	71,000	76,325
Energy - 0.7%
Energy Equipment & Services - 0.0%##
Oceaneering International, Inc., 6.00%,
2/1/2028	76,000	56,240
Oil, Gas & Consumable Fuels - 0.7%
Antero Midstream Partners LP - Antero
Midstream Finance Corp.
5.75%, 3/1/2027[2]	77,000	69,300
5.75%, 1/15/2028[2]	49,000	43,610
Brooge Petroleum and Gas Investment
Co. FZE (United Arab Emirates),
8.50%, 9/24/2025[2]	200,000	187,780
Bruin E&P Partners LLC, 8.875%,
8/1/2023[3,5]	234,000	234
CNX Midstream Partners LP - CNX
Midstream Finance Corp., 6.50%,
3/15/2026[2]	53,000	53,853
DCP Midstream Operating LP, 8.125%,
8/16/2030	63,000	71,820
Energy Transfer Operating LP, 6.50%,
2/1/2042	542,000	578,085
EQT Corp., 8.75%, 2/1/2030[6]	40,000	49,700
Indigo Natural Resources LLC, 6.875%,
2/15/2026[2]	53,000	52,072

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Jonah Energy LLC - Jonah Energy
Finance Corp., 7.25%, 10/15/2025[7]	203,000	$6,598
Kinder Morgan Energy Partners LP,
6.95%, 1/15/2038	414,000	533,361
Lonestar Resources America, Inc.,
11.25%, 1/1/2023[2,3]	77,000	10,203
Moss Creek Resources Holdings, Inc.,
7.50%, 1/15/2026[2]	76,000	37,810
Navigator Holdings Ltd., 8.00%,
9/10/2025[2]	150,000	148,121
New Fortress Energy, Inc., 6.75%,
9/15/2025[2]	96,000	98,992
NGL Energy Partners LP - NGL Energy
Finance Corp., 7.50%, 11/1/2023	48,000	25,900
Occidental Petroleum Corp., 8.875%,
7/15/2030	63,000	61,661
PDC Energy, Inc., 5.75%, 5/15/2026	48,000	45,240
Sabine Pass Liquefaction LLC, 5.875%,
6/30/2026	550,000	646,248
The Williams Companies, Inc., 3.75%,
6/15/2027	403,000	439,386
		3,159,974
Total Energy		3,216,214
Financials - 0.4%
Banks - 0.2%
Bank of America Corp., 4.00%,
1/22/2025	275,000	305,750
Citigroup, Inc., 4.45%, 9/29/2027	375,000	432,669
JP Morgan Chase & Co., (U.S. Secured
Overnight Financing Rate + 2.515%),
2.956%, 5/13/2031[8]	21,000	22,364
		760,783
Capital Markets - 0.1%
Advisor Group Holdings, Inc., 10.75%,
8/1/2027[2]	71,000	71,178
Donnelley Financial Solutions, Inc.,
8.25%, 10/15/2024	45,000	47,137
Owl Rock Technology Finance Corp.,
4.75%, 12/15/2025[2]	55,000	54,488
StoneX Group, Inc., 8.625%, 6/15/2025[2]	100,000	105,500
		278,303
Consumer Finance - 0.1%
Navient Corp., 6.75%, 6/25/2025	63,000	63,945
OneMain Finance Corp., 7.125%,
3/15/2026	53,000	58,770
PRA Group, Inc., 7.375%, 9/1/2025[2]	71,000	74,479
SLM Corp.
5.125%, 4/5/2022	109,000	111,997
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Consumer Finance (continued)
SLM Corp. (continued)
4.20%, 10/29/2025	85,000	$86,063
		395,254
Diversified Financial Services - 0.0%##
FS Energy & Power Fund, 7.50%,
8/15/2023[2]	58,000	51,765
Oxford Finance LLC - Oxford Finance
Co-Issuer II, Inc., 6.375%, 12/15/2022[2]	45,000	44,640
		96,405
Insurance - 0.0%##
Genworth Mortgage Holdings, Inc.,
6.50%, 8/15/2025[2]	76,000	79,230
Mortgage Real Estate Investment Trusts (REITS) - 0.0%##
Ladder Capital Finance Holdings LLLP -
Ladder Capital Finance Corp., 5.25%,
10/1/2025[2]	71,000	64,787
Starwood Property Trust, Inc., 4.75%,
3/15/2025	76,000	73,720
		138,507
Thrifts & Mortgage Finance - 0.0%##
MGIC Investment Corp., 5.25%,
8/15/2028	76,000	78,090
Radian Group, Inc., 4.875%, 3/15/2027	90,000	92,025
		170,115
Total Financials		1,918,597
Health Care - 0.1%
Health Care Equipment & Supplies - 0.0%##
AdaptHealth LLC, 6.125%, 8/1/2028[2]	65,000	67,519
Health Care Providers & Services - 0.1%
HCA, Inc., 4.125%, 6/15/2029	295,000	334,770
Prime Healthcare Services, Inc., 7.25%,
11/1/2025[2]	70,000	70,546
		405,316
Pharmaceuticals - 0.0%##
Bausch Health Companies, Inc., 5.00%,
1/30/2028[2]	73,000	72,152
P&L Development LLC - PLD Finance
Corp., 7.75%, 11/15/2025[2]	70,000	71,312
		143,464
Total Health Care		616,299

Industrials - 0.5%
Aerospace & Defense - 0.0%##
Howmet Aerospace, Inc., 6.875%,
5/1/2025	71,000	78,987

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Airlines - 0.0%##
Alaska Airlines Pass-Through Trust,
Series 2020-1, Class B, 8.00%,
8/15/2025[2]	82,000	$86,371
Southwest Airlines Co., 5.25%, 5/4/2025	16,000	17,745
		104,116
Commercial Services & Supplies - 0.0%##
Matthews International Corp., 5.25%,
12/1/2025[2]	49,000	46,550
Prime Security Services Borrower
LLC - Prime Finance, Inc., 6.25%,
1/15/2028[2]	44,000	44,461
		91,011
Construction & Engineering - 0.0%##
Tutor Perini Corp., 6.875%, 5/1/2025[2]	115,000	109,538
Industrial Conglomerates - 0.1%
General Electric Co., (3 mo. LIBOR US +
3.330%), 5.00%[8,9]	405,000	328,050
Machinery - 0.0%##
Hillenbrand, Inc., 5.00%, 9/15/2026[6]	46,000	49,967
Marine - 0.1%
American Tanker, Inc. (Norway), 7.75%,
7/2/2025	85,000	85,516
Navios South American Logistics, Inc.
- Navios Logistics Finance US, Inc.
(Uruguay), 10.75%, 7/1/2025[2]	45,000	47,475
		132,991
Trading Companies & Distributors - 0.3%
AerCap Ireland Capital DAC - AerCap
Global Aviation Trust (Ireland), 4.45%,
10/1/2025	380,000	386,411
Air Lease Corp.
3.75%, 6/1/2026	26,000	26,732
3.625%, 4/1/2027	370,000	369,309
Avolon Holdings Funding Ltd. (Ireland),
3.25%, 2/15/2027[2]	257,000	234,587
Fortress Transportation and
Infrastructure Investors LLC
6.50%, 10/1/2025[2]	39,000	38,423
9.75%, 8/1/2027[2]	44,000	46,805
		1,102,267
Total Industrials		1,996,927
Information Technology - 0.0%##
Communications Equipment - 0.0%##
Hughes Satellite Systems Corp., 5.25%,
8/1/2026	48,000	51,445
IT Services - 0.0%##
Unisys Corp., 6.875%, 11/1/2027[2]	45,000	46,575
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Information Technology (continued)
IT Services (continued)
Visa, Inc., 2.70%, 4/15/2040	21,000	$22,459
		69,034
Software - 0.0%##
Logan Merger Sub, Inc., 5.50%,
9/1/2027[2]	38,000	38,523
Total Information Technology		159,002
Materials - 0.1%
Metals & Mining - 0.1%
Hudbay Minerals, Inc. (Peru), 6.125%,
4/1/2029[2]	60,000	61,350
IAMGOLD Corp. (Burkina Faso), 5.75%,
10/15/2028[2]	60,000	60,048
Infrabuild Australia Pty Ltd. (Australia),
12.00%, 10/1/2024[2]	71,000	70,290
Joseph T Ryerson & Son, Inc., 8.50%,
8/1/2028[2]	42,000	45,005
Northwest Acquisitions ULC - Dominion
Finco, Inc., 7.125%, 11/1/2022[3,10]	220,000	2,200
Total Materials		238,893

Real Estate - 0.4%
Equity Real Estate Investment Trusts (REITS) - 0.3%
American Tower Corp., 3.80%,
8/15/2029	571,000	649,759
Camden Property Trust, 2.80%,
5/15/2030	17,000	18,353
Crown Castle International Corp.,
3.10%, 11/15/2029	582,000	625,406
HAT Holdings I LLC - HAT Holdings II
LLC, 3.75%, 9/15/20302	53,000	52,934
Iron Mountain, Inc., 4.50%, 2/15/2031[2]	53,000	52,765
		1,399,217
Real Estate Management & Development - 0.1%
Five Point Operating Co. LP - Five Point
Capital Corp., 7.875%, 11/15/2025[2]	71,000	71,000
Forestar Group, Inc., 5.00%, 3/1/2028[2]	44,000	43,680
		114,680
Total Real Estate		1,513,897

Utilities - 0.1%
Electric Utilities - 0.1%
Dominion Energy, Inc., 3.375%, 4/1/2030	295,000	332,814
Talen Energy Supply LLC, 7.625%,
6/1/2028[2]	66,000	64,597
Total Utilities		397,411
TOTAL CORPORATE BONDS (Identified Cost $14,241,565)		14,412,650

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. TREASURY SECURITIES - 2.7%

U.S. Treasury Bonds - 0.4%
U.S. Treasury Bond, 3.00%, 5/15/2047
(Identified Cost $1,383,635)	1,315,000	$1,727,530
U.S. Treasury Notes - 2.3%
U.S. Treasury Note
2.625%, 5/15/2021	4,240,000	4,296,975
1.50%, 8/15/2026	5,433,000	5,744,761
Total U.S. Treasury Notes
(Identified Cost $10,090,672		10,041,736
TOTAL U.S. TREASURY SECURITIES (Identified Cost $11,474,307)		11,769,266

ASSET-BACKED SECURITIES - 0.1%

Cazenovia Creek Funding II LLC, Series
2018-1A, Class A, 3.561%, 7/15/2030[2]	6,080	6,102
CCG Receivables Trust, Series 2019-1,
Class A2, 2.80%, 9/14/2026[2]	13,401	13,626
Commonbond Student Loan Trust,
Series 2019-AGS, Class A1, 2.54%,
1/25/2047[2]	13,123	13,392
Credit Acceptance Auto Loan Trust,
Series 2020-1A, Class A, 2.01%,
2/15/2029[2]	19,000	19,411
Invitation Homes Trust
Series 2017-SFR2, Class A, (1 mo.
LIBOR US + 0.850%), 0.997%,
12/17/2036[2,11]	6,317	6,303
Series 2017-SFR2, Class B, (1 mo.
LIBOR US + 1.150%), 1.297%,
12/17/2036[2,11]	5,000	4,999
Navient Private Education Refi Loan
Trust
Series 2014-1, Class A3, (1 mo.
LIBOR US + 0.510%), 0.659%,
6/25/2031[11]	15,553	15,058
Series 2019-CA, Class A1, 2.82%,
2/15/2068[2]	2,886	2,897
Nelnet Student Loan Trust
Series 2012-3A, Class A, (1 mo.
LIBOR US + 0.700%), 0.849%,
2/25/2045[2,11]	16,062	15,821
Series 2013-5A, Class A, (1 mo.
LIBOR US + 0.630%), 0.779%,
1/25/2037[2,11]	15,818	15,586
Series 2015-2A, Class A2, (1 mo.
LIBOR US + 0.600%), 0.749%,
9/25/2047[2,11]	32,566	31,943
Oxford Finance Funding LLC
Series 2019-1A, Class A2, 4.459%,
2/15/2027[2]	26,000	26,947
Series 2020-1A, Class A2, 3.101%,
2/15/2028[2]	16,000	16,299
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)
Progress Residential Trust, Series 2019-
SFR2, Class A, 3.147%, 5/17/2036[2]	16,886	$17,313
SMB Private Education Loan Trust,
Series 2020-A, Class A2A, 2.23%,
9/15/2037[2]	22,000	22,705
SoFi Consumer Loan Program Trust
Series 2019-2, Class A, 3.01%,
4/25/2028[2]	4,487	4,535
Series 2019-3, Class A, 2.90%,
5/25/2028[2]	6,313	6,387
SoFi Professional Loan Program Trust
Series 2018-B, Class A2FX, 3.34%,
8/25/2047[2]	17,242	17,710
Series 2018-C, Class A1FX, 3.08%,
1/25/2048[2]	2,676	2,687
Series 2020-A, Class A2FX, 2.54%,
5/15/2046[2]	14,000	14,373
Tax Ease Funding LLC, Series 2016-1A,
Class A, 3.131%, 6/15/2028[2]	1,280	1,283
Towd Point Mortgage Trust
Series 2016-5, Class A1, 2.50%,
10/25/2056[2,12]	9,997	10,215
Series 2017-1, Class A1, 2.75%,
10/25/2056[2,12]	10,360	10,619
Series 2019-HY1, Class A1, (1 mo.
LIBOR US + 1.000%), 1.149%,
10/25/2048[2,11]	9,728	9,760
Tricon American Homes
Series 2016-SFR1, Class A, 2.589%,
11/17/2033[2]	13,133	13,141
Series 2017-SFR2, Class A, 2.928%,
1/17/2036[2]	12,893	13,259
Series 2020-SFR1, Class A, 1.499%,
7/17/2038[2]	26,000	26,064
TOTAL ASSET-BACKED SECURITIES (Identified Cost $358,613		358,435

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.1%

CIM Trust, Series 2019-INV1, Class A1,
4.00%, 2/25/2049[2,12]	3,348	3,465
Credit Suisse Mortgage Capital Trust
Series 2013-IVR3, Class A1, 2.50%,
5/25/2043[2,12]	5,064	5,159
Series 2014-IVR3, Class A1, 3.50%,
7/25/2044[2,12]	9,273	9,599
Fannie Mae-Aces, Series 2017-M15,
Class A1, 2.959%, 9/25/2027[12]	15,989	17,254
Fontainebleau Miami Beach Trust,
Series 2019-FBLU, Class A, 3.144%,
12/10/2036[2]	18,000	18,507
Freddie Mac Multifamily Structured Pass-
Through Certificates, Series K017,
Class X1 (IO), 1.286%, 12/25/2021[12]	233,982	2,090
FREMF Mortgage Trust, Series 2014-
K41, Class B, 3.833%, 11/25/2047[2,12]	21,000	23,014

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Government National Mortgage
Association, Series 2017-54, Class
AH, 2.60%, 12/16/2056	16,594	$17,335
GS Mortgage Securities Corp. Trust,
Series 2019-70P, Class A, (1 mo.
LIBOR US + 1.000%), 1.148%,
10/15/2036[2,11]	19,000	18,237
JP Morgan Mortgage Trust
Series 2013-2, Class A2, 3.50%,
5/25/2043[2,12]	2,889	3,021
Series 2014-2, Class 1A1, 3.00%,
6/25/2029[2,12]	5,595	5,710
Series 2017-2, Class A3, 3.50%,
5/25/2047[2,12]	19,212	19,753
New Residential Mortgage Loan Trust
Series 2014-3A, Class AFX3, 3.75%,
11/25/2054[2,12]	4,038	4,313
Series 2015-2A, Class A1, 3.75%,
8/25/2055[2,12]	6,133	6,622
Series 2016-4A, Class A1, 3.75%,
11/25/2056[2,12]	6,587	7,069
PMT Loan Trust, Series 2013-J1, Class
A9, 3.50%, 9/25/2043[2,12]	10,124	10,654
Sequoia Mortgage Trust
Series 2013-2, Class A, 1.874%,
2/25/2043[12]	3,894	3,919
Series 2013-6, Class A2, 3.00%,
5/25/2043[12]	9,700	10,137
Series 2013-8, Class A1, 3.00%,
6/25/2043[12]	4,599	4,727
Series 2020-1, Class A4, 3.50%,
2/25/2050[2,12]	14,303	14,485
Starwood Retail Property Trust, Series
2014-STAR, Class A, (1 mo. LIBOR
US + 1.470%), 1.618%, 11/15/2027[2,11]	15,954	11,811
Sutherland Commercial Mortgage Trust,
Series 2019-SBC8, Class A, 2.86%,
4/25/2041[2,12]	13,366	13,443
Waikiki Beach Hotel Trust, Series 2019-
WBM, Class A, (1 mo. LIBOR US +
1.050%), 1.198%, 12/15/2033[2,11]	15,000	14,437

TOTAL COMMERCIAL MORTGAGE-
BACKED SECURITIES
(Identified Cost $244,555)		244,761

FOREIGN GOVERNMENT BONDS - 0.0%##

Export-Import Bank of Korea (South
Korea), 2.625%, 12/30/2020	22,000	22,075
Republic of Italy Government
International Bond (Italy), 2.375%,
10/17/2024	9,000	9,409
TOTAL FOREIGN GOVERNMENT
BONDS
(Identified Cost $31,389)		31,484
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

MUNICIPAL BONDS - 0.0%##

New York City Transitional Finance
Authority, Future Tax Secured, Public
Impt., Revenue Bond, 1.58%, 5/1/2024
(Identified Cost $128,133)	125,000	$128,137

U.S. GOVERNMENT AGENCIES - 1.1%

Mortgage-Backed Securities - 0.0%##
Fannie Mae
Pool #888468, UMBS, 5.50%,
9/1/2021	122	123
Pool #888810, UMBS, 5.50%,
11/1/2022	140	141
Pool #MA1834, UMBS, 4.50%,
2/1/2034	6,589	7,265
Pool #AD0207, UMBS, 6.00%,
10/1/2038	6,349	7,477
Pool #AD0307, UMBS, 5.50%,
1/1/2039	3,968	4,614
Pool #MA0258, UMBS, 4.50%,
12/1/2039	4,770	5,333
Pool #AL8674, 5.642%, 1/1/2049	16,369	19,245
Freddie Mac
Pool #C91762, 4.50%, 5/1/2034	5,352	5,902
Pool #C91771, 4.50%, 6/1/2034	4,488	4,949
Pool #C91780, 4.50%, 7/1/2034	5,647	6,227
Pool #G04601, 5.50%, 7/1/2038	5,985	6,923
Pool #G04587, 5.50%, 8/1/2038	5,635	6,530

Total Mortgage-Backed Securities
(Identified Cost $74,857)		74,729
Other Agencies - 1.1%
Federal National Mortgage Association,
0.75%, 10/8/2027
(Identified Cost $4,801,629)	4,790,000	4,760,187

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $4,876,486)		4,834,916

SHORT-TERM INVESTMENT - 1.0%

Dreyfus Government Cash Management,
Institutional Shares, 0.02%13
(Identified Cost $4,333,728)	4,333,728	4,333,728

TOTAL INVESTMENTS - 100.0%		431,759,961
(Identified Cost $367,856,655)
LIABILITIES, LESS OTHER ASSETS -
(0.0%)**		(126,478)
NET ASSETS - 100%		$431,633,483

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2020

ADR - American Depositary Receipt

Impt. - Improvement

IO - Interest only

LIBOR - London Interbank Offered Rate

UMBS - Uniform Mortgage-Backed Securities

*Non-income producing security.

** Less than (0.1%).

## Less than 0.1%.

1Amount is stated in USD unless otherwise noted.

2Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $5,091,850, which represented 1.2% of the Series’ Net Assets.

3Issuer filed for bankruptcy and/or is in default of interest payments.

4Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The security was acquired on April 24, 2015, and September 18, 2020 at a cost of $220,000 ($100.00 per $100 par) and $1,113 ($22.25 per $100 par), respectively. The security at October 31, 2020 was $1,113, or less than 0.1% of the Series’ Net Assets.

5Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The security was acquired on January 17, 2019, March 26, 2020, May 28, 2020 and September 18, 2020 at a cost of $19,087 ($95.43 per $100 par), $2,625 ($10.50 per $100 par), $1,688 ($1.25 per $100 par) and $203 ($0.38 per $100 par), respectively. The security at October 31, 2020 was $234, or less than 0.1% of the Series’ Net Assets.

6Step coupon rate security - Rate steps up/down by 25 basis points upon rating downgrade/upgrade by Moody’s and S&P rating agencies (Subject to a maximum of 100 basis points per agency, 200 basis points maximum).

7Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The security was acquired on September 28, 2017, November 28, 2017, September 17, 2020 and September 18, 2020 at a cost of $110,000 ($100.00 per $100 par), $34,340 ($101.00 per $100 par), $18,406 ($11.88 per $100 par) and $890 ($11.13 per $100 par), respectively. The security at October 31, 2020 was $6,598, or less than 0.1% of the Series’ Net Assets.

8Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2020.

9Security is perpetual in nature and has no stated maturity date.

10Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The security was acquired on October 6, 2017, October 10, 2017, May 8, 2020, May 13, 2020 and September 18, 2020 at a cost of $117,300 ($102.00 per $100 par), $76,500 ($102.00 per $100 par), $1,625 ($3.25 per $100 par) $1,200 ($1.50 per $100 par) and $800 ($1.60 per $100 par), respectively. The security at October 31, 2020 was $2,200, or less than 0.1% of the Series’ Net Assets.

11Floating rate security. Rate shown is the rate in effect as of October 31, 2020.

12Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2020.

13Rate shown is the current yield as of October 31, 2020.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Maximum Term Series

October 31, 2020

ASSETS:

Investments in securities, at value (identified cost $367,856,655) (Note 2)	$431,759,961
Foreign tax reclaims receivable	669,591
Interest receivable	272,535
Dividends receivable	203,523
Receivable for securities sold	199,841
Receivable for fund shares sold	136,423
Prepaid and other expenses	20,143

TOTAL ASSETS	433,262,017

LIABILITIES:

Accrued management fees (Note 3)	228,050
Accrued distribution and service (Rule 12b-1) fees (Class S) (Class R) (Class L) (Note 3)	126,592
Accrued sub-transfer agent fees (Note 3)	126,390
Accrued fund accounting and administration fees (Note 3)	47,731
Accrued Chief Compliance Officer service fees (Note 3)	4,260
Payable for fund shares repurchased	787,634
Accrued transfer agent fees	153,554
Payable for securities purchased	71,323
Other payables and accrued expenses	83,000

TOTAL LIABILITIES	1,628,534

TOTAL NET ASSETS	$431,633,483

NET ASSETS CONSIST OF:

Capital stock	$279,113
Additional paid-in-capital	347,442,475
Total distributable earnings (loss)	83,911,895

TOTAL NET ASSETS	$431,633,483

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Maximum Term Series

October 31, 2020

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($261,094,070/11,502,467 shares)	$22.70

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($71,034,089/7,574,737 shares)	$9.38

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R
($46,035,747/3,561,062 shares)	$12.93

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class L
($52,854,444/5,246,089 shares)	$10.08

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($615,133/26,932 shares)	$22.84

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Maximum Term Series

For the Year Ended October 31, 2020

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $164,648)	$4,182,296
Interest	944,961
Total Investment Income	5,127,257

EXPENSES:

Management fees (Note 3)	2,279,587
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	588,590
Distribution and service (Rule 12b-1) fees (Class L) (Note 3)	532,218
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	95,616
Sub-transfer agent fees (Note 3)	333,606
Fund accounting and administration fees (Note 3)	95,814
Directors’ fees (Note 3)	45,593
Chief Compliance Officer service fees (Note 3)	3,264
Custodian fees	39,286
Miscellaneous	424,760
Total Expenses	4,438,334
Less reduction of expenses (Note 3)	(30,927)
Net Expenses	4,407,407
NET INVESTMENT INCOME	719,850

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	22,337,238
Litigation proceeds (Note 4)	504,090
Foreign currency and translation of other assets and liabilities	(29,854)
22,811,474
Net change in unrealized appreciation (depreciation) on- Investments	16,739,596
Foreign currency and translation of other assets and liabilities	30,444
16,770,040
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	39,581,514
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$40,301,364

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Maximum Term Series

	FOR THE YEAR ENDED 10/31/20	FOR THE YEAR ENDED 10/31/19
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$719,850	$2,534,674
Net realized gain (loss) on investments and foreign currency	22,811,474	27,303,173
Net change in unrealized appreciation (depreciation) on investments and foreign currency	16,770,040	21,654,567
Net increase (decrease) from operations	40,301,364	51,492,414

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(11,447,811)	(22,070,905)
Class I	(9,843,357)	(16,046,289)
Class R	(1,285,600)	(1,901,177)
Class L.	(5,583,198)	(8,667,885)
Class W	(31,891)	(23)
Total distributions to shareholders	(28,191,857)	(48,686,279)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	41,899,413	(34,366,414)
Net increase (decrease) in net assets	54,008,920	(31,560,279)

NET ASSETS:

Beginning of year	377,624,563	409,184,842

End of year	$431,633,483	$377,624,563

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class S

	FOR THE YEAR ENDED
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$21.32	$20.59	$21.71	$18.71	$18.30
Income from investment operations:
Net investment income[1]	0.05	0.14	0.08	0.09	0.03
Net realized and unrealized gain (loss) on investments	2.40 [2]	2.44	0.42	3.32	0.59
Total from investment operations	2.45	2.58	0.50	3.41	0.62
Less distributions to shareholders:
From net investment income	(0.03)	(0.08)	(0.06)	(0.04)	(0.02)
From net realized gain on investments	(1.04)	(1.77)	(1.56)	(0.37)	(0.19)
Total distributions to shareholders	(1.07)	(1.85)	(1.62)	(0.41)	(0.21)
Net asset value - End of year	$22.70	$21.32	$20.59	$21.71	$18.71
Net assets - End of year (000’s omitted)	$261,094	$229,540	$248,691	$306,055	$367,227
Total return[3]	11.85% [2]	14.19%	2.24%	18.60%	3.45%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.10%	1.10%	1.10%	1.10%	1.08%
Net investment income	0.25%	0.70%	0.35%	0.45%	0.15%
Series portfolio turnover	88%	73%	63%	85%	49%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

N/A	0.01%	0.03%	N/A	N/A

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.37. Excluding the proceeds from the settlement, the total return would have been 11.70%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class I

	FOR THE YEAR ENDED
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.44	$10.22	$11.60	$10.19	$10.09
Income from investment operations:
Net investment income[1]	0.05	0.09	0.07	0.08	0.04
Net realized and unrealized gain (loss) on investments	1.02 [2]	1.03	0.22	1.78	0.32
Total from investment operations	1.07	1.12	0.29	1.86	0.36
Less distributions to shareholders:
From net investment income	(0.09)	(0.13)	(0.11)	(0.08)	(0.07)
From net realized gain on investments	(1.04)	(1.77)	(1.56)	(0.37)	(0.19)
Total distributions to shareholders	(1.13)	(1.90)	(1.67)	(0.45)	(0.26)
Net asset value - End of year	$9.38	$9.44	$10.22	$11.60	$10.19
Net assets - End of year (000’s omitted)	$71,034	$79,352	$94,093	$114,391	$301,846
Total return[3]	12.23% [2]	14.44%	2.44%	18.97%	3.69%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.85%	0.85%	0.85%	0.83%
Net investment income	0.51%	0.94%	0.60%	0.72%	0.40%
Series portfolio turnover	88%	73%	63%	85%	49%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.04%	0.05%	0.03%	N/A	N/A

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.01. Excluding the proceeds from the settlement, the total return would have been 12.11%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class R

	FOR THE YEAR ENDED
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.61	$12.98	$14.28	$12.48	$12.28
Income from investment operations:
Net investment income (loss)[1]	(0.00)[2]	0.06	0.01	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	1.40 [3]	1.40	0.29	2.17	0.40
Total from investment operations	1.40	1.46	0.30	2.20	0.39
Less distributions to shareholders:
From net investment income	(0.04)	(0.06)	(0.04)	(0.03)	(0.00)[2]
From net realized gain on investments	(1.04)	(1.77)	(1.56)	(0.37)	(0.19)
Total distributions to shareholders	(1.08)	(1.83)	(1.60)	(0.40)	(0.19)
Net asset value - End of year	$12.93	$12.61	$12.98	$14.28	$12.48
Net assets - End of year (000’s omitted)	$46,036	$13,767	$13,841	$17,404	$22,153
Total return[4]	11.69%[3]	13.84%	1.99%	18.21%	3.26%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.30%	1.34%	1.35%	1.35%	1.33%
Net investment income (loss)	(0.01%)	0.46%	0.11%	0.22%	(0.10%)
Series portfolio turnover	88%	73%	63%	85%	49%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	0.00%[5]	0.03%	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.39. Excluding the proceeds from the settlement, the total return would have been 11.60%.

4Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class L*

	FOR THE YEAR ENDED
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.08	$10.76	$12.13	$10.68	$10.60
Income (loss) from investment operations:
Net investment loss[1]	(0.04)	0.00 [2]	(0.05)	(0.03)	(0.06)
Net realized and unrealized gain (loss) on investments	1.09 [3]	1.12	0.24	1.86	0.33
Total from investment operations	1.05	1.12	0.19	1.83	0.27
Less distributions to shareholders:
From net investment income	(0.01)	(0.03)	—	(0.01)	—
From net realized gain on investments	(1.04)	(1.77)	(1.56)	(0.37)	(0.19)
Total distributions to shareholders	(1.05)	(1.80)	(1.56)	(0.38)	(0.19)
Net asset value - End of year	$10.08	$10.08	$10.76	$12.13	$10.68
Net assets - End of year (000’s omitted)	$52,854	$54,415	$52,560	$56,040	$54,753
Total return[4]	11.09%[3]	13.40%	1.40%	17.78%	2.62%
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.81%	1.82%	1.85%	1.85%	1.83%
Net investment (loss)	(0.46%)	(0.03%)	(0.40%)	(0.31%)	(0.61%)
Series portfolio turnover	88%	73%	63%	85%	49%

*Effective March 1, 2019, Class R2 shares of the Series have been redesignated as Class L Shares.

**For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	0.01%	0.03%	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Less than $0.01.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.08. Excluding the proceeds from the settlement, the total return would have been 10.87%.

4Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class W

	FOR THE	FOR THE
	YEAR	PERIOD
	ENDED	4/1/19[1] TO
	10/31/20	10/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$21.39	$20.12

Income from investment operations:
Net investment income[2]	0.27	0.12
Net realized and unrealized gain (loss) on investments	2.41 [3]	1.24
Total from investment operations	2.68	1.36
Less distributions to shareholders:
From net investment income	(0.19)	(0.09)
From net realized gain on investments	(1.04)	(0.00)[4]
Total distributions to shareholders	(1.23)	(0.09)

Net asset value - End of period	$22.84	$21.39
Net assets - End of period (000’s omitted)	$615	$551
Total return[5]	12.97%[3]	6.79%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%[6]
Net investment income	1.25%	1.04%[6]
Series portfolio turnover	88%	73%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.66%	0.65%[6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.38. Excluding the proceeds from the settlement, the total return would have been 12.82%.

4Less than $(0.01).

5Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

6Annualized.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	Organization

Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

The Series are asset allocation funds. Each invests in a combination of stocks, bonds and cash and is managed according to specific objectives. The objectives are as follows: Pro-Blend® Conservative Term Series - primary objective is preservation of capital; secondary objective is to provide income and long-term growth of capital. Pro-Blend® Moderate Term Series - equal emphasis on long-term growth of capital and preservation of capital. Pro-Blend® Extended Term Series - primary objective is long-term growth of capital; secondary objective is preservation of capital. Pro-Blend® Maximum Term Series - primary objective is long-term growth of capital.

Each Series is authorized to issue six classes of shares (Class S, I, R, L (formerly Class R2), W, and Z). Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of each Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2020, 6.3 billion shares have been designated in total among 15 series, of which 162.5 million have been designated as Pro-Blend® Conservative Term Series Class S common stock, 75 million have been designated as Pro-Blend® Conservative Term Series Class I common stock, 125 million each have been designated as Class S common stock and Class I common stock for Pro-Blend® Moderate Term Series, 125 million each have been designated as Class S common stock for Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, 200 million each have been designated as Class I common stock for Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, 52.5 million have been designated in each of the Series as Class R common stock, 25 million have been designated in each of the Series as Class L (formerly Class R2) common stock, 100 million have been designated in each of the Series as Class W common stock and Class Z common stock. Class Z common stock is not currently offered for sale.

Reorganization of Target Income Series and Target 2015 Series into Pro-Blend® Conservative Term Series

On August 28, 2020, the shareholders of Target Income Series and Target 2015 Series approved the reorganization of Target Income Series and Target 2015 Series into Pro-Blend® Conservative Term Series, each a series of the Fund, pursuant to which Pro-Blend® Conservative Term Series acquired substantially all of the assets and assumed certain stated liabilities of Target Income Series and Target 2015 Series in exchange for an equal aggregate value of Pro-Blend® Conservative Term Series shares. For U.S. GAAP purposes, the transaction was treated as a merger. The merger took place after the close of business on September 25, 2020.

Each shareholder of Target Income Series’ and Target 2015 Series received shares of Pro-Blend® Conservative Term Series based on the class designation in the table below and an aggregate Net Asset Value of such shareholder’s Target Income Series and Target 2015 Series shares, as determined at the close of business on September 25, 2020.

Notes to Financial Statements (continued)

1.	Organization (continued)

Reorganization of Target Income Series and Target 2015 Series into Pro-Blend® Conservative Term Series (continued) The reorganization was accomplished by a tax-free exchange of shares of Pro-Blend® Conservative Term Series in the following amount and at the following conversion ratio:

				Pro-Blend®	Shares of
				Conservative	Pro-Blend®
	Series’ Share	Shares Prior to	Conversion	Term Series’	Conservative
Series	Class	Reorganization	Ratio	Share Class	Term Series
Target Income	Class I	99,944	0.922993	Class I	92,247
Target Income	Class K	3,739,606	0.675857	Class S	2,527,439
Target Income	Class R	1,569,228	0.944552	Class R	1,482,217
Target 2015	Class I	2,065	0.340678	Class I	704
Target 2015	Class K	20,810	0.253416	Class S	5,273

Target Income Series’ and Target 2015 Series’ net assets and composition of net assets immediately prior to the reorganization, were as follows:

	Net	Paid-in	Accumulated
Series	Assets	Capital	Earnings/(Loss)
Target Income	$53,050,121	$52,900,260	$149,861
Target 2015	84,459	427,804	(343,345)

For financial reporting purposes, assets received and shares issued by Pro-Blend® Conservative Term Series were recorded at fair value; however, the cost basis of the investments received from Target Income Series and Target 2015 Series were carried forward to align ongoing reporting of Pro-Blend® Conservative Term Series’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of Pro-Blend® Conservative Term Series immediately after the acquisition amounted to $866,427,919. Target Income Series’ and Target 2015 Series’ fair value and cost of investments prior to the reorganizations were as follows:

	Fair Value of	Cost of
	Investments	Investments
Target Income	$43,170,958	$40,777,643
Target 2015	186,347	188,535

The purpose of these transactions was to combine series managed by the Advisor with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions.

Assuming the acquisitions had been completed on November 1, 2019, the beginning of the annual reporting period of Pro-Blend® Conservative Term Series, the pro forma results of operations for the year ended October 31, 2020, are as follows:

•	Net investment income: $13,941,777

•	Net realized and change in unrealized gain/loss on investments: $49,483,570

•	Net increase in the net assets resulting from operations: $63,425,347

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Target Income Series and Target 2015 Series that have been included in Pro-Blend® Conservative Term Series’ Statement of Changes in Net Assets since September 25, 2020.

Notes to Financial Statements (continued)

1.	Organization (continued)

Reorganization of Target Income Series and Target 2015 Series into Pro-Blend® Conservative Term Series (continued) Reorganization costs incurred by Pro-Blend® Conservative Term Series in connection with the reorganization were expensed by the Advisor.

Reorganization of Target 2020 Series and Target 2025 Series into Pro-Blend® Moderate Term Series

On August 28, 2020, the shareholders of Target 2020 Series and Target 2025 Series approved the reorganization of Target 2020 Series and Target 2025 Series into Pro-Blend® Moderate Term Series, each a series of the Fund, pursuant to which Pro-Blend® Moderate Term Series acquired substantially all of the assets and assumed certain stated liabilities of Target 2020 Series and Target 2025 Series in exchange for an equal aggregate value of Pro-Blend® Moderate Term Series shares. For U.S. GAAP purposes, the transaction was treated as a merger. The merger took place after the close of business on September 25, 2020.

Each shareholder of Target 2020 Series and Target 2025 Series received shares of Pro-Blend® Moderate Term Series based on the class designation in the table below and an aggregate Net Asset Value of such shareholder’s Target 2020 Series and Target 2025 Series shares, as determined at the close of business on September 25, 2020.

The reorganization was accomplished by a tax-free exchange of shares of Pro-Blend® Moderate Term Series in the following amount and at the following conversion ratio:

				Pro-Blend®	Shares of
				Moderate Term	Pro-Blend®
	Series’ Share	Shares Prior to	Conversion	Series’ Share	Moderate Term
Series	Class	Reorganization	Ratio	Class	Series
Target 2020	Class I	701,580	0.906517	Class I	635,994
Target 2020	Class K	1,897,737	0.640102	Class S	1,214,746
Target 2020	Class R	993,072	0.827919	Class R	822,183
Target 2025	Class I	131,765	1.015282	Class I	133,779
Target 2025	Class K	2,498,924	0.722772	Class S	1,806,152
Target 2025	Class R	1,781,614	0.953928	Class R	1,699,532

Target 2020 Series’ and Target 2025 Series’ net assets and composition of net assets immediately prior to the reorganization, were as follows:

	Net	Paid-in	Accumulated
Series	Assets	Capital	Loss
Target 2020	$33,646,049	$34,023,092	$(377,043)
Target 2025	46,862,091	47,373,160	(511,069)

For financial reporting purposes, assets received and shares issued by Pro-Blend® Moderate Term Series were recorded at fair value; however, the cost basis of the investments received from Target 2020 Series and Target 2025 Series were carried forward to align ongoing reporting of Pro-Blend® Moderate Term Series’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of Pro-Blend® Moderate Term Series immediately after the acquisition amounted to $ 486,547,461. Target 2020 Series’ and Target 2025 Series’ fair value and cost of investments prior to the reorganizations were as follows:

	Fair Value of	Cost of
	Investments	Investments
Target 2020	$29,824,270	$30,201,005
Target 2025	37,890,709	38,401,894

Notes to Financial Statements (continued)

1.	Organization (continued)

Reorganization of Target 2020 Series and Target 2025 Series into Pro-Blend® Moderate Term Series (continued) The purpose of these transactions was to combine series managed by the Advisor with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions.

Assuming the acquisitions had been completed on November 1, 2019, the beginning of the annual reporting period of Pro-Blend® Moderate Term Series, the pro forma results of operations for the year ended October 31, 2020, are as follows:

•	Net investment income: $5,746,651

•	Net realized and change in unrealized gain/loss on investments: $40,414,108

•	Net increase in the net assets resulting from operations: $46,160,759

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Target 2020 Series and Target 2025 Series that have been included in Pro-Blend® Moderate Term Series’ Statement of Changes in Net Assets since September 25, 2020.

Reorganization costs incurred by Pro-Blend® Moderate Term Series in connection with the reorganization were expensed by the Advisor.

Reorganization of Target 2030 Series, Target 2035 Series, and Target 2040 Series into Pro-Blend® Extended Term Series

On August 28, 2020, the shareholders of Target 2030 Series, Target 2035 Series, and Target 2040 Series approved the reorganization of Target 2030 Series, Target 2035 Series, and Target 2040 Series into Pro-Blend® Extended Term Series, each a series of the Fund, pursuant to which Pro-Blend® Extended Term Series acquired substantially all of the assets and assumed certain stated liabilities of Target 2030 Series, Target 2035 Series, and Target 2040 Series in exchange for an equal aggregate value of Pro-Blend® Extended Term Series shares. For U.S. GAAP purposes, the transaction was treated as a merger. The merger took place after the close of business on September 25, 2020.

Each shareholder of Target 2030 Series, Target 2035 Series, and Target 2040 Series received shares of Pro-Blend® Extended Term Series based on the class designation in the table below and an aggregate Net Asset Value of such shareholder’s Target 2030 Series, Target 2035 Series, and Target 2040 Series shares, as determined at the close of business on September 25, 2020.

The reorganization was accomplished by a tax-free exchange of shares of Pro-Blend® Extended Term Series in the following amount and at the following conversion ratio:

				Pro-Blend®	Shares of
				Extended Term	Pro-Blend®
	Series’ Share	Shares Prior to	Conversion	Series’ Share	Extended Term
Series	Class	Reorganization	Ratio	Class	Series
Target 2030	Class I	683,163	0.990673	Class I	676,791
Target 2030	Class K	2,958,407	0.472277	Class S	1,397,188
Target 2030	Class R	2,220,941	0.796221	Class R	1,768,360
Target 2035	Class I	42,171	1.171613	Class I	49,408
Target 2035	Class K	1,568,264	0.561874	Class S	881,166
Target 2035	Class R	1,490,889	0.963274	Class R	1,436,135
Target 2040	Class I	314,449	0.983793	Class I	309,353
Target 2040	Class K	1,437,549	0.469855	Class S	675,440
Target 2040	Class R	1,648,333	0.792265	Class R	1,305,916

Notes to Financial Statements (continued)

1.	Organization (continued)

Reorganization of Target 2030 Series, Target 2035 Series, and Target 2040 Series into Pro-Blend® Extended Term Series (continued)

Target 2030 Series’, Target 2035 Series’, and Target 2040 Series’ net assets and composition of net assets immediately prior to the reorganization, were as follows:

	Net	Paid-in	Accumulated
Series	Assets	Capital	Loss
Target 2030	$53,310,876	$54,008,962	$(698,086)
Target 2035	33,714,875	34,122,259	(407,384)
Target 2040	30,701,845	31,151,529	(449,684)

For financial reporting purposes, assets received and shares issued by Pro-Blend® Extended Term Series were recorded at fair value; however, the cost basis of the investments received from Target 2030 Series, Target 2035 Series, and Target 2040 Series were carried forward to align ongoing reporting of Pro-Blend® Extended Term Series’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of Pro-Blend® Extended Term Series immediately after the acquisition amounted to $656,855,289. Target 2030 Series’, Target 2035 Series’, and Target 2040 Series’ fair value and cost of investments prior to the reorganizations were as follows:

	Fair Value of	Cost of
	Investments	Investments
Target 2030	$42,755,794	$43,453,020
Target 2035	25,718,784	26,125,677
Target 2040	29,310,617	29,759,926

The purpose of these transactions was to combine series managed by the Advisor with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions.

Assuming the acquisitions had been completed on November 1, 2019, the beginning of the annual reporting period of Pro-Blend® Extended Term Series, the pro forma results of operations for the year ended October 31, 2020, are as follows:

•	Net investment income: $6,267,603

•	Net realized and change in unrealized gain/loss on investments: $68,079,074

•	Net increase in the net assets resulting from operations: $74,346,677

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Target 2030 Series, Target 2035 Series, and Target 2040 Series that have been included in Pro-Blend® Extended Term Series’ Statement of Changes in Net Assets since September 25, 2020.

Reorganization costs incurred by Pro-Blend® Extended Term Series in connection with the reorganization were expensed by the Advisor.

Reorganization of Target 2045 Series, Target 2050 Series, Target 2055 Series, and Target 2060 Series into Pro-Blend® Maximum Term Series

On August 28, 2020, the shareholders of Target 2045 Series, Target 2050 Series, Target 2055 Series, and Target 2060 Series approved the reorganization of Target 2045 Series, Target 2050 Series, Target 2055 Series, and Target 2060 Series into Pro-

Notes to Financial Statements (continued)

1.	Organization (continued)

Reorganization of Target 2045 Series, Target 2050 Series, Target 2055 Series, and Target 2060 Series into Pro-Blend® Maximum Term Series (continued)

Blend® Maximum Term Series, each a series of the Fund, pursuant to which Pro-Blend® Maximum Term Series acquired substantially all of the assets and assumed certain stated liabilities of Target 2045 Series, Target 2050 Series, Target 2055 Series, and Target 2060 Series in exchange for an equal aggregate value of Pro-Blend® Maximum Term Series shares. For U.S. GAAP purposes, the transaction was treated as a merger. The merger took place after the close of business on September 25, 2020.

Each shareholder of Target 2045 Series, Target 2050 Series, Target 2055 Series, and Target 2060 Series received shares of Pro-Blend® Maximum Term Series based on the class designation in the table below and an aggregate Net Asset Value of such shareholder’s Target 2045 Series, Target 2050 Series, Target 2055 Series, and Target 2060 Series shares, as determined at the close of business on September 25, 2020.

The reorganization was accomplished by a tax-free exchange of shares of Pro-Blend® Maximum Term Series in the following amount and at the following conversion ratio:

				Pro-Blend®	Shares of
				Maximum Term	Pro-Blend®
	Series’ Share	Shares Prior to	Conversion	Series’ Share	Maximum Term
Series	Class	Reorganization	Ratio	Class	Series
Target 2045	Class I	51,328	1.218507	Class I	62,543
Target 2045	Class K	786,360	0.499557	Class S	392,832
Target 2045	Class R	1,032,586	0.864756	Class R	892,935
Target 2050	Class I	200,976	1.056067	Class I	212,244
Target 2050	Class K	1,107,340	0.430039	Class S	476,199
Target 2050	Class R	1,011,152	0.741395	Class R	749,663
Target 2055	Class I	56,739	1.148538	Class I	65,167
Target 2055	Class K	291,789	0.466648	Class S	136,163
Target 2055	Class R	532,659	0.803125	Class R	427,792
Target 2060	Class I	21,064	1.199727	Class I	25,271
Target 2060	Class K	402,528	0.494538	Class S	199,065
Target 2060	Class R	616,669	0.864139	Class R	532,888

Target 2045 Series’, Target 2050 Series’, Target 2055 Series’, and Target 2060 Series’ net assets and composition of net assets immediately prior to the reorganization, were as follows:

	Net	Paid-in	Accumulated
Series	Assets	Capital	Loss
Target 2045	$21,357,008	$21,593,195	$(236,187)
Target 2050	22,820,861	23,133,111	(312,250)
Target 2055	9,368,203	9,477,375	(109,172)
Target 2060	11,816,298	11,954,381	(138,083)

For financial reporting purposes, assets received and shares issued by Pro-Blend® Maximum Term Series were recorded at fair value; however, the cost basis of the investments received from of Target 2045 Series, Target 2050 Series, Target 2055 Series, and Target 2060 Series were carried forward to align ongoing reporting of Pro-Blend® Maximum Term Series’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Notes to Financial Statements (continued)

1.	Organization (continued)

Reorganization of Target 2045 Series, Target 2050 Series, Target 2055 Series, and Target 2060 Series into Pro-Blend® Maximum Term Series (continued)

The aggregate net assets of Pro-Blend® Maximum Term Series immediately after the acquisition amounted to $449,307,143. Target 2045 Series’, Target 2050 Series’, Target 2055 Series’, and Target 2060 Series’ fair value and cost of investments prior to the reorganizations were as follows:

	Fair Value of	Cost of
	Investments	Investments
Target 2045	$15,899,090	$16,135,031
Target 2050	21,773,659	22,085,901
Target 2055	7,591,679	7,700,773
Target 2060	9,631,452	9,769,531

The purpose of these transactions was to combine series managed by the Advisor with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions.

Assuming the acquisitions had been completed on November 1, 2019, the beginning of the annual reporting period of Pro-Blend® Maximum Term Series, the pro forma results of operations for the year ended October 31, 2020, are as follows:

•	Net investment income: $1,383,227

•	Net realized and change in unrealized gain/loss on investments: $51,479,938

•	Net increase in the net assets resulting from operations: $52,863,165

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Target 2045 Series, Target 2050 Series, Target 2055 Series, and Target 2060 Series that have been included in Pro-Blend® Maximum Term Series’ Statement of Changes in Net Assets since September 25, 2020.

Reorganization costs incurred by Pro-Blend® Maximum Term Series in connection with the reorganization were expensed by the Advisor.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. Each Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated defaulted rates, coupon rates, anticipated timing of principal repayments, underlying collateral and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of October 31, 2020 in valuing the Series’ assets or liabilities carried at fair value:

	PRO-BLEND® CONSERVATIVE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Communication Services	$12,922,568	$8,971,218	$3,951,350	$—
Consumer Discretionary	14,903,707	14,289,395	614,312	—
Consumer Staples	18,778,066	15,877,592	2,900,474	—
Energy	11,781,603	11,781,603	—	—
Financials	14,908,577	14,908,577	—	—
Health Care	22,482,031	22,482,031	—	—
Industrials	12,853,965	12,853,965	—	—
Information Technology	23,020,852	23,020,852	—	—
Materials	5,011,010	5,011,010	—	—
Real Estate	14,024,895	13,947,422	77,473	—
Debt securities:
U.S. Treasury and other U.S.
Government agencies	123,020,166	—	123,020,166	—
States and political subdivisions
(municipals)	5,128,864	—	5,128,864	—
Corporate debt:
Communication Services	16,424,818	—	16,424,818	—
Consumer Discretionary	21,217,291	—	21,217,291	—
Consumer Staples	301,000	—	301,000	—
Energy	20,575,875	—	20,575,875	—
Financials	14,227,585	—	14,227,585	—
Health Care	5,241,631	—	5,241,631	—
Industrials	20,844,143	—	20,844,143	—
Information Technology	5,038,940	—	5,038,940	—
Materials	939,634	—	939,634	—
Real Estate	15,839,192	—	15,839,192	—
Utilities	2,871,858	—	2,871,858	—
Asset-backed securities	44,617,496	—	44,617,496	—
Commercial mortgage-backed
securities	41,548,829	—	41,548,829	—
Foreign government bonds	7,605,992	—	7,605,992	—
Short-Term Investment	9,749,200	9,749,200	—	—
Total assets	$505,879,788	$152,892,865	$352,986,923	$—

	PRO-BLEND® MODERATE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Communication Services	$25,604,823	$16,157,116	$9,447,707	$—
Consumer Discretionary	25,443,086	23,064,479	2,378,607	—
Consumer Staples	25,883,616	18,472,623	7,410,993	—
Energy	22,975,028	22,975,028	—	—
Financials	17,835,724	16,544,645	1,291,079	—
Health Care	26,765,332	25,865,652	899,680	—
Industrials	8,938,422	8,303,509	634,913	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	PRO-BLEND® MODERATE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Information Technology	$30,361,719	$29,932,363	$429,356	$—
Materials	8,530,983	8,311,386	219,597	—
Real Estate	16,026,881	15,979,924	46,957	—
Debt securities:
U.S. Treasury and other U.S.
Government agencies	103,578,713	—	103,578,713	—
States and political subdivisions
(municipals)	4,157,263	—	4,157,263	—
Corporate debt:
Communication Services	10,478,055	—	10,478,055	—
Consumer Discretionary	12,510,641	—	12,510,641	—
Consumer Staples	172,000	—	172,000	—
Energy	13,843,917	—	13,843,917	—
Financials	9,707,651	—	9,707,651	—
Health Care	2,421,540	—	2,421,540	—
Industrials	12,359,303	—	12,359,303	—
Information Technology	3,388,608	—	3,388,608	—
Materials	522,361	—	522,361	—
Real Estate	11,053,734	—	11,053,734	—
Utilities	1,954,908	—	1,954,908	—
Asset-backed securities	39,178,011	—	39,178,011	—
Commercial mortgage-backed
securities	25,213,881	—	25,213,881	—
Foreign government bonds	6,286,407	—	6,286,407	—
Short-Term Investment	8,365,701	8,365,701	—	—
Total assets	$473,558,308	$193,972,426	$279,585,882	$—

	PRO-BLEND® EXTENDED TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Communication Services	$46,325,992	$29,351,765	$16,974,227	$—
Consumer Discretionary	47,432,248	43,086,289	4,345,959	—
Consumer Staples	45,970,631	32,795,539	13,175,092	—
Energy	35,789,406	35,789,406	—	—
Financials	33,021,999	30,690,852	2,331,147	—
Health Care	47,913,312	46,294,408	1,618,904	—
Industrials	16,494,021	15,348,006	1,146,015	—
Information Technology	55,868,976	55,088,639	780,337	—
Materials	15,306,483	14,910,669	395,814	—
Real Estate	29,067,423	28,983,709	83,714	—
Debt securities:
U.S. Treasury and other U.S.
Government agencies	114,851,386	—	114,851,386	—
States and political subdivisions
(municipals)	4,356,415	—	4,356,415	—
Corporate debt:
Communication Services	9,840,861	—	9,840,861	—
Consumer Discretionary	11,628,623	—	11,628,623	—
Consumer Staples	230,050	—	230,050	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	PRO-BLEND® EXTENDED TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Energy	$13,214,633	$—	$13,214,633	$—
Financials	9,906,424	—	9,906,424	—
Health Care	2,503,267	—	2,503,267	—
Industrials	11,969,796	—	11,969,796	—
Information Technology	3,285,686	—	3,285,686	—
Materials	677,606	—	677,606	—
Real Estate	5,408,812	—	5,408,812	—
Utilities	1,744,513	—	1,744,513	—
Asset-backed securities	32,341,893	—	32,341,893	—
Commercial mortgage-backed
securities	24,878,299	—	24,878,299	—
Foreign government bonds	7,141,717	—	7,141,717	—
Short-Term Investment	8,470,592	8,470,592	—	—
Total assets	$635,641,064	$340,809,874	$294,831,190	$—

	PRO-BLEND® MAXIMUM TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Communication Services	$43,951,408	$31,781,396	12,170,012	$—
Consumer Discretionary	69,171,734	61,258,347	7,913,387	—
Consumer Staples	51,007,310	36,719,222	14,288,088	—
Energy	30,852,897	30,852,897	—	—
Financials	36,059,011	30,797,678	5,261,333	—
Health Care	44,040,365	42,887,071	1,153,294	—
Industrials	20,103,209	16,255,864	3,847,345	—
Information Technology	68,460,315	67,901,954	558,361	—
Materials	11,770,797	11,488,870	281,927	—
Real Estate	20,229,538	20,200,204	29,334	—
Debt securities:
U.S. Treasury and other U.S.
Government agencies	16,604,182	—	16,604,182	—
States and political subdivisions
(municipals)	128,137	—	128,137	—
Corporate debt:
Communication Services	2,176,796	—	2,176,796	—
Consumer Discretionary	2,102,289	—	2,102,289	—
Consumer Staples	76,325	—	76,325	—
Energy	3,216,214	—	3,216,214	—
Financials	1,918,597	—	1,918,597	—
Health Care	616,299	—	616,299	—
Industrials	1,996,927	—	1,996,927	—
Information Technology	159,002	—	159,002	—
Materials	238,893	—	238,893	—
Real Estate	1,513,897	—	1,513,897	—
Utilities	397,411	—	397,411	—
Asset-backed securities	358,435	—	358,435	—
Commercial mortgage-backed
securities	244,761	—	244,761	—
Foreign government bonds	31,484	—	31,484	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	PRO-BLEND® MAXIMUM TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Short-Term Investment	$4,333,728	$4,333,728	$—	$—
Total assets	$431,759,961	$354,477,231	$77,282,730	$—

#Includes certain foreign equity securities for which a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading.

There were no Level 3 securities held by any of the Pro-Blend® Series as of October 31, 2019 or October 31, 2020.

Other Market and Credit Risk

Certain debt securities, derivatives and other financial instruments utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. In July 2017, the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021, suggesting that LIBOR may cease to be published after that time. Regulators and financial industry groups have begun planning for a transition to the use of a different benchmark, but there are obstacles and a lack of global consensus, and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates, a reduction in the values of some LIBOR-based investments, and reduced effectiveness of certain hedging strategies, which may adversely affect a Series’ performance or net asset value. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. In addition, the alternative reference or benchmark rate may be an ineffective substitute resulting in prolonged adverse market conditions for a Portfolio.

Accounting Standards Update No. 2017-18

Accounting Standards Update No. 2017-18, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): “Premium Amortization of Purchased Callable Debt Securities” requires that the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices, be amortized to the earliest call date. The guidance was adopted by each series as of November 1, 2019 on a modified retrospective basis. The cost basis of the securities on November 1, 2019 has been decreased by $11,311, $4,241, $4,449 and $601 on Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, respectively. This change had no impact on total distributable earnings (loss) or the net asset value for any Class of any Series.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Option Contracts

The Series may write (sell) or buy call or put options on securities and other financial instruments. When a Series writes a call, the Series gives the purchaser the right to buy the underlying security from the Series at the price specified in the option contract (the “exercise price”) at any time during the option period. When a Series writes a put option, the Series gives the purchaser the right to sell to the Series the underlying security at the exercise price at any time during the option period. The Series will only write options on a “covered basis.” This means that the Series will own the underlying security when the Series writes a call or the Series will put aside cash, U.S. Government securities, or other liquid assets in an amount not less than the exercise price at all times the put option is outstanding.

When a Series writes an option, an amount equal to the premium received is reflected as a liability and is subsequently marked-to-market to reflect the current market value of the option. The Series, as a writer of an option, has no control over whether the underlying security or financial instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. There is a risk that the Series may not be able to enter into a closing transaction because of an illiquid market.

Each Series may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by a Series for the purchase of an option is reflected as an investment and subsequently marked-to-market to reflect the current market value of the option. The risk associated with purchasing options is limited to the premium paid.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or a Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered. The counterparty for the Series’ written options contracts outstanding during the year ended October 31, 2020 is Pershing LLC, a BNY Mellon Company. No such investments were held by the Series on October 31, 2020.

The following table presents the present value of derivatives held at October 31, 2020 as reflected on the Statement of Assets and Liabilities, and the effect of the derivative instruments on the Statement of Operations:

PRO-BLEND® CONSERVATIVE TERM SERIES

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on options written	$919,346

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Option Contracts (continued)

Unrealized
	Location of Appreciation (Depreciation)	Appreciation
	on	(Depreciation)
Derivative	Derivatives	on Derivatives
Net change in unrealized
Equity contracts	appreciation(depreciation) on options written	$1,460

PRO-BLEND® MODERATE TERM SERIES

STATEMENT OF OPERATIONS
		Realized Gain
		(Loss) on
Derivative	Location of Gain or (Loss) on Derivatives	Derivatives
Equity contracts	Net realized gain (loss) on options written	$690,361
		Unrealized
	Location of Appreciation (Depreciation)	Appreciation
	on	(Depreciation)
Derivative	Derivatives	on Derivatives
	Net change in unrealized
Equity contracts	appreciation(depreciation) on options written	$22,479

PRO-BLEND® EXTENDED TERM SERIES

STATEMENT OF OPERATIONS
		Realized Gain
		(Loss) on
Derivative	Location of Gain or (Loss) on Derivatives	Derivatives
Equity contracts	Net realized gain (loss) on options written	$1,226,658
		Unrealized
	Location of Appreciation (Depreciation)	Appreciation
	on	(Depreciation)
Derivative	Derivatives	on Derivatives
	Net change in unrealized
Equity contracts	appreciation(depreciation) on options written	$78,612

The average month-end balances for the year ended October 31, 2020, the period in which such derivatives were outstanding, were as follows:

	PRO-BLEND®	PRO-BLEND®	PRO-BLEND®
	CONSERVATIVE	MODERATE	EXTENDED
	TERM SERIES	TERM SERIES	TERM SERIES
Options:
Average number of option contracts written	576	437	766
Average notional value of option contracts written	$4,650,698	$3,509,776	$6,222,522

Asset-Backed Securities

Each Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Asset-Backed Securities (continued)

obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e. loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Series may subsequently have to reinvest the proceeds at lower interest rates. If a Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage-Backed Securities

Each Series may invest in mortgage-backed securities (“MBS” or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle a Series to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. For MBS there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds

Each Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Purchased on a When-Issued Basis or Forward Commitment

Each Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and take such fluctuations into account when determining their net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss.

In connection with their ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment (continued)

the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. No such investments were held by the Series on October 31, 2020.

Interest Only Securities

The Series may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Series may not fully recoup its initial investment in IOs.

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2020, the Series have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series file income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2017 through October 31, 2020. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which they invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made semi-annually. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which each Series pays a fee, computed daily and payable monthly, at an annual rate of 0.40% for Pro-Blend® Conservative Term Series and 0.60% for Pro- Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an amount not to exceed 0.15% of the average daily net assets of the Class S, Class I, Class R and Class L shares. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund.

The Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Series’ expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), at no more than the amounts presented in the following table, of average daily net assets each year.

SERIES/CLASS	EXPENSE LIMIT
Pro-Blend® Conservative Term Series Class S, I, R and L	0.65%
Pro-Blend® Conservative Term Series Class Z	0.50%
Pro-Blend® Conservative Term Series Class W	0.10%
Pro-Blend® Moderate Term Series Class S, I, R and L	0.85%
Pro-Blend® Moderate Term Series Class Z	0.70%
Pro-Blend® Moderate Term Series Class W	0.10%
Pro-Blend® Extended Term Series Class S, I, R and L	0.85%

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

SERIES/CLASS	EXPENSE LIMIT
Pro-Blend® Extended Term Series Class Z	0.70%
Pro-Blend® Extended Term Series Class W	0.10%
Pro-Blend® Maximum Term Series Class S, I, R and L	0.85%
Pro-Blend® Maximum Term Series Class Z	0.70%
Pro-Blend® Maximum Term Series Class W	0.10%

The contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the Series through its investments in other investment companies. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived the following management fees for Class W shares for the year ended October 31, 2020. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed the following expenses for Class S, Class I, Class R, Class L and Class W shares for the year ended October 31, 2020. These amounts are included as a reduction of expenses on the Statement of Operations:

SERIES/CLASS	CLASS W MANAGEMENT FEE WAIVER	WAIVED OPERATING EXPENSES
Pro-Blend® Conservative Term Series	$7,033	$—
Pro-Blend® Moderate Term Series	1,510	11,172
Pro-Blend® Extended Term Series	34	1
Pro-Blend® Maximum Term Series	3,501	27,426

For the year ended October 31, 2020, the Advisor did not recoup any expenses from Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series and Pro-Blend® Maximum Term Series that have been previously waived or reimbursed.

For the year ended October 31, 2020, the Advisor recouped the following waivers and/or reimbursements previously recorded by Pro-Blend® Extended Term Series:

SERIES/CLASS	RECOUPED AMOUNT
Pro-Blend® Extended Term Series
Class I	$379
Class R	$440

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

As of October 31, 2020, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

SERIES/CLASS	EXPIRING OCTOBER 31,
	2022	2023
Pro-Blend® Moderate Term Series
Class I	$21,271	$10,501
Class R	2,274	583
Class W	1	88
Pro-Blend® Extended Term Series
Class W	$1	$1
Pro-Blend® Maximum Term Series
Class I	$24,055	$27,075
Class W	16	351

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. Each Series compensates the distributor for distributing and servicing the Series’ Class L (formerly Class R2), Class R and Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, each Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares, 1.00% of average daily net assets attributable to Class L shares (formerly Class R2) and an annual rate of 0.50% of daily net assets attributable to Class R shares. There are no distribution and service fees on the Class I, Class W, and Class Z shares of each Series. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement dated February 13, 2020, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended October 31, 2020, purchases and sales of securities, including paydowns and other than short-term securities, were as follows:

SERIES	PURCHASES		SALES
	OTHER ISSUERS	GOVERNMENT	OTHER ISSUERS	GOVERNMENT
Pro-Blend® Conservative Term Series	$499,792,299	$375,221,036	$723,027,999	$637,744,477
Pro-Blend® Moderate Term Series	241,222,138	169,175,324	216,587,860	217,416,661
Pro-Blend® Extended Term Series	348,700,046	262,735,182	326,736,897	299,744,784
Pro-Blend® Maximum Term Series	216,056,284	113,418,873	222,959,628	150,609,594

During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net litigation settlement proceeds received in the amount of $268,687, $382,082, $516,882, and $504,090 for Pro-Blend®

Notes to Financial Statements (continued)

4.	Purchases and Sales of Securities (continued)

Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, respectively, was recorded as net realized gain on litigation proceeds in the Statements of Operations.

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class R, Class L, and Class W shares were:

PRO-BLEND® CONSERVATIVE TERM SERIES
CLASS S	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/20		10/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	12,298,072	$173,860,492	7,716,892	$104,091,483
Shares issued in reorganization[1]	2,532,712	36,926,877	—	—
Reinvested	1,767,237	24,595,985	1,674,861	21,831,365
Repurchased	(39,070,434)	(568,343,275)	(11,174,041)	(152,330,368)
Total	(22,472,413)	$(332,959,921)	(1,782,288)	$(26,407,520)

PRO-BLEND® CONSERVATIVE TERM SERIES
CLASS I	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/20		10/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,300,754	$34,554,453	4,572,820	$46,885,485
Shares issued in reorganization[1]	92,951	1,000,154	—	—
Reinvested	1,041,590	10,691,803	981,337	9,602,936
Repurchased	(14,612,599)	(151,140,703)	(5,013,464)	(50,958,234)
Total	(10,177,304)	$(104,894,293)	540,693	$5,530,187

PRO-BLEND® CONSERVATIVE TERM SERIES
CLASS R	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/20		10/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	359,125	$3,716,453	303,354	$2,976,947
Shares issued in reorganization[1]	1,482,217	15,207,549	—	—
Reinvested	50,234	493,417	50,080	468,279
Repurchased	(545,582)	(5,574,834)	(603,968)	(5,915,153)
Total	1,345,994	$13,842,585	(250,534)	$(2,469,927)

PRO-BLEND® CONSERVATIVE TERM SERIES
CLASS L	FOR THE YEAR ENDED		FOR THE YEAR ENDED
(FORMERLY CLASS R2)	10/31/20		10/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,184,359	$11,726,742	1,133,273	$11,034,293
Reinvested	447,586	4,397,960	421,515	3,944,518
Repurchased	(1,693,217)	(16,734,018)	(2,546,198)	(24,846,552)
Total	(61,272)	$(609,316)	(991,410)	$(9,867,741)

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® CONSERVATIVE TERM SERIES			FOR THE PERIOD 4/1/19
CLASS W	FOR THE YEAR ENDED		(COMMENCEMENT OF OPERATIONS)
	10/31/20		TO 10/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	13,294	$189,177	109,543	$1,496,340
Reinvested	5,999	83,642	906	12,499
Repurchased	(7,530)	(100,074)	—	—
Total	11,763	$172,745	110,449	$1,508,839

PRO-BLEND® MODERATE TERM SERIES CLASS S	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/20		10/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,089,925	$43,836,618	1,890,869	$25,337,106
Shares issued in reorganization[1]	3,020,898	44,346,890	—	—
Reinvested	596,049	8,154,787	1,193,223	14,876,412
Repurchased	(3,279,163)	(46,150,733)	(14,472,225)	(186,635,824)
Total	3,427,709	$50,187,562	(11,388,133)	$(146,422,306)

PRO-BLEND® MODERATE TERM SERIES CLASS I	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/20		10/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,832,509	$28,808,602	2,094,486	$20,385,798
Shares issued in reorganization[1]	769,773	8,044,128	—	—
Reinvested	736,751	7,178,802	929,739	8,454,143
Repurchased	(4,907,808)	(48,669,185)	(4,937,621)	(47,238,853)
Total	(568,775)	$(4,637,653)	(1,913,396)	$(18,398,912)

PRO-BLEND® MODERATE TERM SERIES CLASS R	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/20		10/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	157,609	$1,700,621	232,681	$2,429,557
Shares issued in reorganization[1]	2,521,715	28,117,122	—	—
Reinvested	40,689	423,388	94,841	909,258
Repurchased	(459,556)	(5,058,325)	(1,233,426)	(12,617,188)
Total	2,260,457	$25,182,806	(905,904)	$(9,278,373)

PRO-BLEND® MODERATE TERM SERIES CLASS L	FOR THE YEAR ENDED		FOR THE YEAR ENDED
(FORMERLY CLASS R2)	10/31/20		10/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	741,062	$7,587,028	683,747	$6,684,430
Reinvested	524,246	5,199,415	611,756	5,643,896
Repurchased	(1,306,624)	(13,261,633)	(2,198,410)	(21,607,147)
Total	(41,316)	$(475,190)	(902,907)	$(9,278,821)

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® MODERATE TERM SERIES CLASS W			FOR THE PERIOD 4/1/19
	FOR THE YEAR ENDED		(COMMENCEMENT OF OPERATIONS)
	10/31/20		TO 10/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	9,894	$140,015	9,437	$131,119
Reinvested	711	9,708	3	36
Repurchased	(2,607)	(36,771)	—	—
Total	7,998	$112,952	9,440	$131,155

PRO-BLEND® EXTENDED TERM SERIES CLASS S	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/20		10/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,144,012	$39,981,199	1,358,668	$23,246,755
Shares issued in reorganization[1]	2,953,794	57,067,186	—	—
Reinvested	644,115	11,463,553	1,014,951	16,040,883
Repurchased	(3,548,426)	(64,915,278)	(5,339,420)	(91,230,005)
Total	2,193,495	$43,596,660	(2,965,801)	$(51,942,367)

PRO-BLEND® EXTENDED TERM SERIES CLASS I	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/20		10/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	7,562,665	$65,944,754	3,528,748	$30,806,783
Shares issued in reorganization[1]	1,035,552	9,692,770	—	—
Reinvested	1,210,746	10,477,274	1,652,114	13,328,478
Repurchased	(6,557,557)	(58,029,737)	(6,319,812)	(55,476,989)
Total	3,251,406	$28,085,061	(1,138,950)	$(11,341,728)

PRO-BLEND® EXTENDED TERM SERIES CLASS R	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/20		10/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	194,146	$2,208,470	240,830	$2,521,015
Shares issued in reorganization[1]	4,510,411	50,967,640	—	—
Reinvested	41,833	436,591	91,258	870,069
Repurchased	(605,659)	(6,952,937)	(823,189)	(8,384,829)
Total	4,140,731	$46,659,764	(491,101)	$(4,993,745)

PRO-BLEND® EXTENDED TERM SERIES CLASS L	FOR THE YEAR ENDED		FOR THE YEAR ENDED
(FORMERLY CLASS R2)	10/31/20		10/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	689,216	$6,798,861	769,684	$7,269,772
Reinvested	758,441	7,245,993	1,027,330	9,052,130
Repurchased	(1,708,580)	(16,467,314)	(2,595,055)	(24,787,581)
Total	(260,923)	$(2,422,460)	(798,041)	$(8,465,679)

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® EXTENDED TERM SERIES CLASS W			FOR THE PERIOD 4/1/19
	FOR THE YEAR ENDED		(COMMENCEMENT OF OPERATIONS)
	10/31/20		TO 10/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	—	$—	293	$5,000
Reinvested	16	279	2	28
Repurchased	—	—	—	—
Total	16	$279	295	$5,028

PRO-BLEND® MAXIMUM TERM SERIES CLASS S	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/20		10/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,146,846	$24,659,490	693,431	$13,975,744
Shares issued in reorganization[1]	1,204,259	27,734,072	—	—
Reinvested	528,558	11,258,420	1,205,790	21,679,532
Repurchased	(2,145,384)	(46,108,609)	(3,209,037)	(64,254,410)
Total	734,279	$17,543,373	(1,309,816)	$(28,599,134)

PRO-BLEND® MAXIMUM TERM SERIES CLASS I	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/20		10/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,240,453	$28,793,291	2,588,964	$23,362,985
Shares issued in reorganization[1]	365,225	3,473,295	—	—
Reinvested	1,080,109	9,517,742	2,000,823	16,022,147
Repurchased	(5,512,744)	(48,230,214)	(5,391,803)	(49,717,137)
Total	(826,957)	$(6,445,886)	(802,016)	$(10,332,005)

PRO-BLEND® MAXIMUM TERM SERIES CLASS R	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/20		10/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	359,286	$4,509,309	467,060	$5,591,070
Shares issued in reorganization[1]	2,603,278	34,155,003	—	—
Reinvested	105,321	1,280,754	177,718	1,897,030
Repurchased	(598,150)	(7,800,737)	(619,464)	(7,372,038)
Total	2,469,735	$32,144,329	25,314	$116,062

PRO-BLEND® MAXIMUM TERM SERIES CLASS L	FOR THE YEAR ENDED		FOR THE YEAR ENDED
(FORMERLY CLASS R2)	10/31/20		10/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	816,309	$7,560,757	704,235	$6,769,815
Reinvested	585,155	5,570,673	1,009,143	8,635,922
Repurchased	(1,554,323)	(14,498,868)	(1,197,143)	(11,496,558)
Total	(152,859)	$(1,367,438)	516,235	$3,909,179

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® MAXIMUM TERM SERIES CLASS W			FOR THE PERIOD 4/1/19
	FOR THE YEAR ENDED		(COMMENCEMENT OF OPERATIONS)
	10/31/20		TO 10/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	—	$86	25,782	$539,460
Reinvested	1,494	31,891	1	23
Repurchased	(345)	(6,942)	—	—
Total	1,149	$25,035	25,783	$539,483

1See Note 1 regarding the reorganization.

At October 31, 2020, the Advisor and its affiliates owned 0.1% or less of each Series. Investment activities of these shareholders may have a material effect on the respective Series.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund (with the exception of Credit Series) may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in August 2021 unless extended or renewed. During the year ended October 31, 2020, none of the Series borrowed under the line of credit.

7.	Financial Instruments and Loan Assignments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms.

The Series may invest in a loan assignment of all or a portion of the loans. A Series has direct rights against the borrower on a loan when it purchases an assignment; however, the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are vulnerable to market conditions and may become illiquid due to economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid when purchased may become illiquid. At October 31, 2020, none of the Series held any loan assignments.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

Notes to Financial Statements (continued)

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition on net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales, investments in passive foreign investment companies (PFICs), the use of equalization and investments in real estate investment trusts. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended October 31, 2020, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $30,468,949 and decrease Total Distributable Earnings (Loss) by $30,468,949 for Pro-Blend® Conservative Term Series and increase Additional Paid in Capital by $1,945,241 and decrease Total Distributable Earnings (Loss) by $1,945,241 for Pro-Blend® Maximum Term Series. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	PRO-BLEND® CONSERVATIVE TERM SERIES		PRO-BLEND® MODERATE TERM SERIES
	FOR THE YEAR ENDED 10/31/20	FOR THE YEAR ENDED 10/31/19	FOR THE YEAR ENDED 10/31/20	FOR THE YEAR ENDED 10/31/19
Ordinary income	$20,618,333	$17,035,436	$5,376,172	$7,180,115
Long-term capital gains	20,242,314	19,690,770	15,869,191	22,984,535

	PRO-BLEND® EXTENDED TERM SERIES		PRO-BLEND® MAXIMUM TERM SERIES
	FOR THE YEAR ENDED 10/31/20	FOR THE YEAR ENDED 10/31/19	FOR THE YEAR ENDED 10/31/20	FOR THE YEAR ENDED 10/31/19
Ordinary income	$9,888,111	$7,355,814	$3,437,108	$12,829,278
Long-term capital gains	20,152,027	32,345,511	24,754,749	35,857,001

At October 31, 2020, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

	PRO-BLEND® CONSERVATIVE TERM SERIES	PRO-BLEND® MODERATE TERM SERIES	PRO-BLEND® EXTENDED TERM SERIES	PRO-BLEND® MAXIMUM TERM SERIES
Cost for federal income tax purposes	$485,888,101	$451,924,092	$606,041,874	$370,627,309
Unrealized appreciation	31,470,243	34,421,358	53,047,028	78,783,503
Unrealized depreciation	(11,478,556)	(12,787,142)	(23,447,838)	(17,650,851)
Net unrealized appreciation	$19,991,687	$21,634,216	$29,599,190	$61,132,652
Undistributed ordinary income	$36,080,011	$15,284,948	$24,499,660	$1,570,557
Undistributed long-term capital gains	$16,356,610	$18,106,677	$34,269,557	$21,192,693
Capital loss carryforwards	$(339,900)	—	—	—

At October 31, 2020, Pro-Blend® Conservative Term Series had net short-term capital loss carryforwards of $20,529 and long-term capital loss carryforwards of $319,371, respectively, available, to the extent allowed by the Internal Revenue Code, to offset future net capital gain, if any, which may be carried forward indefinitely.

Notes to Financial Statements (continued)

10.	Market Event

In March 2020, the World Health Organization declared COVID-19 (a novel coronavirus) to be a pandemic. The situation is dynamic. Global financial markets have experienced and may continue to experience significant volatility resulting from the spread of COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Series’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Series’ service providers and disrupt the Series’ operations. Management of the Series will continue to monitor the impact of COVID-19.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (four of the series constituting Manning & Napier Fund, Inc., hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

New York, New York

December 14, 2020

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, each of the Series reports for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law as qualified dividend income (“QDI”).

Series	QDI
Pro-Blend® Conservative Term Series	$3,260,923
Pro-Blend® Moderate Term Series	1,266,329
Pro-Blend® Extended Term Series	2,656,406
Pro-Blend® Maximum Term Series	3,437,108

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (DRD) for the current fiscal year is as follows:

Series	DRD%
Pro-Blend® Conservative Term Series	10.62%
Pro-Blend® Moderate Term Series	10.74%
Pro-Blend® Extended Term Series	11.58%
Pro-Blend® Maximum Term Series	60.30%

The Series designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Code for the fiscal year ended October 31, 2020 as follows:

Series
Pro-Blend® Conservative Term Series	$48,823,100
Pro-Blend® Moderate Term Series	19,014,243
Pro-Blend® Extended Term Series	35,983,035
Pro-Blend® Maximum Term Series	24,294,831

Renewal of Investment Advisory Agreement
(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) Special meeting, held on April 22, 2020 (the “April 22nd Board Meeting”), a new Investment Advisory Agreement (the “New Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered for approval by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). The Board was asked to consider the New Agreement because of a transaction that impacted Manning & Napier, Inc. (“MN Inc.”), the ultimate parent company of the Advisor.

In March of this year, William Manning, who is the co-founder of MN Inc. and then Chairman of the MN Inc. Board of Directors, delivered to the company an exchange notice under the terms of the exchange agreement (the “Exchange Agreement”) that was entered into at the time that MN Inc. became a public company in 2011. Pursuant to the Exchange Agreement, Mr. Manning indicated that he would tender the entirety of his private interests in Manning & Napier Group, LLC (“MN Group”), the managing member of the Advisor, exchangeable for cash or shares of MN Inc. Class A common stock. On April 9, 2020, MN Inc. delivered to Mr. Manning a letter indicating that, as permitted under the Exchange Agreement, it would satisfy Mr. Manning’s exchange request by purchasing all of Mr. Manning’s private interests in MN Group (the “Transaction”). The Transaction settled on May 11, 2020, which resulted in the divestiture of Mr. Manning’s entire ownership in MN Group.

The Transaction was deemed to result in a change of control of the Advisor under the 1940 Act, and therefore resulted in the assignment and automatic termination of the investment advisory agreement pursuant to which the Advisor provided advisory services to the Series (the “Existing Agreement”). The Board was asked to consider the approval of the New Agreement, to become effective upon shareholder approval, so that the Advisor’s management of the Series would continue without any interruption.

Because the Existing Agreement terminated at the time of the closing of the Transaction on May 11, 2020, and prior to the time that shareholders had an opportunity to approve the New Agreement, at a meeting held on April 17, 2020, in reliance on Rule 15a-4 under the 1940 Act, the Board approved an “interim” investment management agreement (the “Interim Advisory Agreement”). This Interim Advisory Agreement permitted the Advisor to continue to provide investment advisory services to the Series for a period of 150 days after the Transaction closed, while the Series solicited shareholder votes to approve the New Agreement.

As discussed in greater detail below, at the April 22nd Board Meeting, the Board, including all of the Independent Directors, approved the New Agreement, and unanimously recommended the approval of the New Agreement to the Series’ shareholders.

In preparation for the April 22nd Board Meeting, the Directors requested that the Advisor furnish information necessary to evaluate the terms of the New Agreement. The Board also considered information that the Board previously reviewed in connection with its most recent approval of the Existing Agreement, which occurred at an in-person meeting held on November 21, 2019. Additionally, as part of that prior approval, the Directors conducted a working session on October 25, 2019 during which they reviewed and discussed extensive information provided by the Advisor that was requested on their behalf. The Directors used this information, as well as other information submitted to the Board in connection with the April 22nd Board Meeting and other meetings held since the most recent renewals of the Existing Agreement, to help them decide whether to approve the New Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Advisor regarding, among other things: (i) the terms, conditions, and expected timing of the Transaction; (ii) the nature, extent and quality of the services to be provided by the Advisor under the New Agreement; (iii) the proposed advisory fee to be paid to the Advisor under the New Agreement; (iv) the Advisor’s compliance program; and (v) the Advisor’s investment management personnel.

At the April 22nd Board Meeting, the Directors, including all of the Independent Directors, based on their evaluation of the information provided by the Advisor and other service providers of the Series, approved the New Agreement. As part of their evaluation, the Independent Directors received advice from independent counsel and met in executive session outside the presence of Fund management. In considering the approval of the New Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Advisor; (ii) the investment performance of the Series and the Advisor; and (iii) the fees to be paid to the Advisor under the New Agreement, as discussed in further detail below. In addition, the Board, in considering the New Agreement in the context of the Transaction, relied upon representations from the Advisor that: (i) the Transaction was not expected to result in any material changes to the nature, quality and extent of services provided to the Series by the Advisor that are discussed below; (ii) the Advisor did not anticipate any material changes to its compliance programs or code of ethics in connection with the Transaction; and (iii) the portfolio managers for the Series were not expected to change in connection with the Transaction.

Renewal of Investment Advisory Agreement
(unaudited)

Nature, Extent and Quality of Services Provided by the Advisor

In considering the nature, extent and quality of the services to be provided by the Advisor, the Board reviewed the portfolio management services to be provided by the Advisor to the Series, including the quality of the continuing portfolio management personnel and the Advisor’s compliance history and compliance program. The Directors reviewed the terms of the proposed New Agreement and noted that the New Agreement does not materially differ from the Existing Agreement. The Directors also reviewed the Advisor’s investment and risk management approaches for the Series. The most recent investment adviser registration form (Form ADV) for the Advisor also was available to the Board. The Directors also considered other services to be provided to the Series by the Advisor specifically, such as monitoring the Series’ investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to each Series by the Advisor under the New Agreement support approval of the New Agreement.

Investment Performance of the Advisor

In connection with its most recent approval of the continuation of the Existing Agreement and other meetings held during the course of the trailing 12-month period, the Board was provided with reports regarding each Series’ performance over various time periods. As part of these meetings, the Advisor and its representatives provided information regarding and, as applicable, led discussions of factors impacting the Advisor’s performance for the Series, outlining current market conditions and explaining their expectations and strategies for the future. The Directors determined that it was appropriate to take into account its consideration of the Advisor’s performance at meetings held prior to the April 22nd Board Meeting. The Board also reviewed detailed performance information for the Series through March 31, 2020. In doing so, the Directors determined that the Advisor’s performance was satisfactory, or, where the Advisor’s performance was materially below a Series’ benchmarks and or peer group, the Directors were satisfied by the reasons for the underperformance and/or the steps taken by the Advisor in an effort to improve performance. Based on this information and the Advisor’s representations that the portfolio managers for the Series were not expected to change in connection with the Transaction, the Board concluded, within the context of its full deliberations, that the investment results that the Advisor had been able to achieve for each Series support approval of the New Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

With respect to the cost of advisory services, the Board considered that the investment advisory fees payable to the Advisor under the New Agreement are the same as the investment advisory fee payable to the Advisor under the Existing Agreement. With respect to profitability and economies of scale, the Board considered the Advisor’s profitability and economies of scale from management of the Series when the Board most recently approved the continuation of the Existing Agreement. Accordingly, the Directors did not make any conclusions regarding the Advisor’s profitability, or the extent to which economies of scale would be realized, in consideration of the Transaction, but will do so during future considerations of the New Agreement.

Conclusion

While formal Board action was not taken with respect to the conclusions discussed above, those conclusions formed, in part, the basis for the Board’s approval of the New Agreement at the April 22nd Board Meeting. The Board concluded, in the exercise of its reasonable judgment, that the terms of the New Agreement, including the compensation to be paid thereunder, is reasonable in relation to the services expected to be provided by the Advisor to the Series and that the appointment of the Advisor and the approval of the New Agreement would be in the best interest of the Series and their shareholders. Based on the Directors’ deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, including all of the Independent Directors, unanimously approved (a) the appointment of the Advisor as investment adviser to the Series, and (b) the New Agreement.

The Board did not indicate that any single factor was determinative of its decision to approve the Agreement, but indicated that the Board based its determination on the total mix of information available to it.

The New Agreement became effective upon shareholder approval received at the June 30, 2020 Shareholder Meeting for all Series except for the Pro-Blend Maximum Term Series, the Pro-Blend Moderate Term Series and the Equity Series. The approval of the New Agreement for the Pro-Blend Maximum Term Series, the Pro-Blend Moderate Term Series and the Equity Series became effective upon shareholder approval received at a Shareholder meeting held on August 18, 2020.

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since November 2018[1]
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018);
Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004 – 2006) – Manning & Napier Advisors, LLC and affiliates
Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997 – 2019) – Ashley Companies (property management and investment)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Ashley Companies since 1997

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 – PMSV Holdings LLC (investments); Managing Member (2010 – 2016) – Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) since 2000; PureEarth(non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000 – 2017);

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	82
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Partner (1995 – 2006 & 2013 – 2018); Senior Counsel (2006 – 2012) – McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit) since 2007; Amherst Early Music, Inc. (non-profit) since 2009; Gotham Early Music Scene, Inc. (non-profit) since 2009; S’Cool Sounds, Inc. (non-profit) since 2017

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	85
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President since 1994 – The Greening Group (business consultants); Partner since 2006 – The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university) since 1972; Culinary Institute of America (non-profit college) since 1985; George Eastman Museum (museum) since 1988; National Restaurant Association (restaurant trade organization) (1978 – 2020)

Name:	Russell O. Vernon
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Governance & Nominating Committee Member since April 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009 – 2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015 – 2020) – National Purple Heart Hall of Honor, Inc. (military)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003 – 2011) – General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015 – 2019);

Directors’ and Officers’ Information

(unaudited)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	33
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Regulatory Administration Manager since 2018; Fund Administration Manager (2015 – 2018); Mutual Fund Compliance Specialist (2009 – 2015) – Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011 – 2016) – Manning & Napier Fund, Inc.; Corporate Secretary, Director since 2019 – Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014 – 2018); Compliance Supervisor (2013 – 2014); Broker-Dealer Compliance Supervisor (2011 – 2013); Broker-Dealer Compliance Analyst (2010 – 2011) – Manning & Napier Advisors, LLC & Affiliates; Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007 – 2009) – Wall Street Financial Group; Compliance Specialist (2003 – 2007) – Manning & Napier Advisors, LLC & Affiliates

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	32
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017 – 2019)
Principal Occupation(s) During Past 5 Years:	Managing Director of Operations since 2019; Director of Funds Group (2017 – 2019); Fund Product and Strategy Manager (2014 – 2017); Senior Product and Strategy Analyst (2013 – 2014); Product and Strategy Analyst (2011 – 2013) – Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.

Name:	Troy Statczar
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Director, Foreside Treasurer Services since 2020 – Foreside Financial Group; Director of Fund Administration (2017 – 2019) – Thornburg Investment Management, Inc.; Director of U.S. Operations (2008 – 2017) – Henderson Global Investors N.A., Inc

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	Attorney since 2018 – Manning & Napier Advisors, LLC and affiliates; Counsel (2017 – 2018) – Harter Secrest and Emery LLP; Legal Counsel (2010 – 2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

*Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End

2.	Fund Holdings - Quarter-End

3.	Shareholder Report - Annual

4.	Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNPRO-10/20-AR

www.manning-napier.com

Manning & Napier Fund, Inc.

Rainier International Discovery Series

Beginning on June 25, 2021, as permitted by Securities and Exchange Commission regulations, paper copies of the Series’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

You may elect to receive all future annual and semi-annual reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

We have all been tested, and we continue to be tested.

The pandemic, economic shutdowns, the fastest stock market selloff in world history followed by a startling rebound in global markets, social unrest, wildfires and hurricanes, the accelerating dominance of technology in our lives, and, of course, political change, all describe what has been an historically challenging year.

Maybe it should come as no surprise that after all the turmoil, we yearn for a return to normalcy, for simplicity and clarity, and perhaps, less drama.

Yet no matter how exhausted we may feel about our world today, we cannot hide our heads in the sand. The profound and even existential challenges we face, both as a country and as a globe, are not going away.

Change will continue, and it may well accelerate from here.

As investors, it is all too easy to get caught up in these turbulent moments—to let emotion get the best of us—to fail to see the forest for the trees.

The question we must ask ourselves is, in such an era of uncertainty, what is the best way to navigate the paths that lie before us?

We believe the answer is, in many ways, an evergreen one, and we hope it offers you a helpful perspective.

It is to invest for the long-term, not speculate on short-term developments. It is to take an active, hands-on approach to investment decisions. It is to be patient, disciplined, and confident when the right investment opportunities present themselves. And it is to be constantly attentive to risk, particularly the most significant risks, permanent loss of capital and the risk of falling short of realizing long-term needs and goals.

These are the same investing principles that we have been successfully implementing for clients since our founding over 50 years ago.

Whether you are an individual investor, a financial advisor, or an institutional investor making decisions on behalf of others, you can trust that we are well equipped to handle whatever challenges the markets have in store for us next.

We wish you safety and good health, and we appreciate your continued confidence in our firm and our approach.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Rainier International Discovery Series

Fund Commentary

(unaudited)

Investment Objective

To seek long-term capital appreciation. The Series invests primarily in equity securities of foreign developed and emerging market companies that are small- to mid-sized at the time of purchase.

Performance Commentary

Broad international equity markets posted negative returns for the twelve-month period ending October 31, 2020, though there was notable performance differentiation within equity markets. During the period, large-cap stocks were negative while small- and mid-cap stocks (on which this Series is focused) posted flat returns. Growth stocks also outperformed their value counterparts meaningfully. On a regional basis, emerging markets notably outperformed developed markets.

The Rainier International Discovery Series Class S shares delivered significant positive returns and outperformed the MSCI ACWI ex USA Small Index, returning 25.53% and 0.07%, respectively.

Outperformance was attributable to stock selection and to a lesser extent, sector allocation decisions. Overweight allocations to outperforming sectors such as Information Technology and Health Care were meaningful positive drivers, as were underweight allocations to laggard sectors such as Energy and Real Estate. Security selection, as is common with this Series, drove the bulk of outperformance over the period. Specifically, top contributors to performance included Solaria Energia y Medio (a Spanish renewable energy company), MIPS (a Swedish company specializing in protective helmet technology), and Sinch (a Swedish cloud communications platform for customer engagement).

Detractors from performance included CAE, Inc. (a Canadian provider of flight simulator training solutions) and Korian (a French senior living/nursing home company), which were both negatively impacted by the COVID-19 pandemic in various ways. Both companies were removed from the Series in light of the headwinds they are facing.

The Series continues to maintain exposure to several important trends that we think will be crucial to global economic development moving forward, including remote connectivity, software as a service, healthcare innovation, and renewable energy. We remain underweight emerging markets as macro risks continue to loom over many of those economies as the global economy recovers and adapts to a changing market environment, yet we continue to find attractive investment opportunities in innovative companies there on an individual basis.

Rainier’s international small cap investment process and approach, as always, has been steady and disciplined throughout the year. The team is currently focused on positioning the Series through investment primarily in what they believe are strong, essential businesses that will lead the global economy through, and out of, its current state. This is consistent with the team’s long-term philosophy over the past eight years of investing in companies with strong market positions, innovative leadership, and ability to deliver financial results to shareholders.

Please see the next page for additional performance information as of October 31, 2020.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Commentary prepared using data provided by FactSet. Analysis Manning & Napier. Commentary presented is relative to the ACWIxUS Small Cap Index. Additional information and associated disclosures can be found on the Performance Update page of this report.

The data presented is for informational purposes only. It is not to be considered a specific stock recommendation.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Funds whose investments are concentrated in foreign and emerging market countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. Investments in emerging markets may be more volatile than investments in more developed markets. Additionally, the Series is subject to portfolio turnover risk as it may buy and sell investments frequently, which may result in higher expenses and an increase in realized capital gains and potential tax implications for shareholders.

2

Rainier International Discovery Series

Performance Update as of October 31, 2020

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS
	AS OF OCTOBER 31, 2020
	ONE	FIVE	SINCE
	YEAR[1]	YEAR	INCEPTION[2]
Rainier International Discovery Series - Class S3,4	25.53%	9.86%	12.51%
Rainier International Discovery Series - Class I3,4	25.88%	10.16%	12.79%
Rainier International Discovery Series - Class W3,5	27.17%	10.53%	13.01%
Rainier International Discovery Series - Class Z3,4	26.06%	10.25%	12.84%
MSCI ACWI ex USA Small Cap Index[6]	0.07%	5.01%	5.40%

The following graph compares the value of a $1,000,000 investment in the Rainier International Discovery Series - Class I from its inception2 (March 28, 2012) to present (October 31, 2020) to the MSCI ACWI ex USA Small Cap Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the MSCI ACWI ex USA Small Cap Index are calculated from March 28, 2012, the Class I inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2020, this net expense ratio was 1.40% for Class S, 1.15% for Class I, 0.10% for Class W and 1.00% for Class Z. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.45% for Class S, 1.15% for Class I, 1.07% for Class W and 1.07% for Class Z for the year ended October 31, 2020.

4The Rainier International Discovery Fund (Predecessor Fund), which was managed by Rainier Investment Management, LLC, was reorganized into the Manning & Napier Fund, Inc. Rainier International Discovery Series on August 21, 2017. For periods prior to August 21, 2017, performance for the Class I and Z Shares is based on the historical performance of the Predecessor Fund’s Institutional Shares, and will differ to the extent that the Predecessor Fund’s Institutional Shares had a higher expense ratio. For periods between November 30, 2012 and August 21, 2017, performance for Class S is based on the historical performance of the Predecessor Fund’s Class A Shares; performance prior to November 30, 2012 is based on the historical performance of the Predecessor Fund’s Institutional Shares and adjusted for the Predecessor Fund’s Class A Shares expenses. If the sales charges were reflected or if performance had been adjusted to reflect the Class S Shares’ expenses, the performance would have been different depending on total expenses incurred by the Predecessor Fund.

5For periods through March 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class I shares. Because the Class W shares invest in the same portfolio of securities as the Class I shares, performance will be different only to the extent that the Class I shares have a higher expense ratio.

6The MSCI ACWI ex USA Small Cap Index is designed to measure a small cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 26 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

3

Rainier International Discovery Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2020 to October 31, 2020).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*	EXPENSE
	5/1/20	10/31/20	5/1/20 - 10/31/20	RATIO
Class S
Actual	$1,000.00	$1,290.70	$8.06	1.40%
Hypothetical
(5% return before expenses)	$1,000.00	$1,018.10	$7.10	1.40%
Class I
Actual	$1,000.00	$1,292.90	$6.63	1.15%
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.36	$5.84	1.15%
Class W
Actual	$1,000.00	$1,299.10	$0.58	0.10%
Hypothetical
(5% return before expenses)	$1,000.00	$1,024.63	$0.51	0.10%
Class Z
Actual	$1,000.00	$1,293.50	$5.77	1.00%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.11	$5.08	1.00%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

4

Rainier International Discovery Series

Portfolio Composition as of October 31, 2020
(unaudited)

Country Allocation[1,2]

1As a percentage of net assets.

[2]Allocations are based on country of risk.

[3]Miscellaneous

Greece 0.5%

Iceland 0.3%

Ireland 0.9%

Philippines 0.4%

Poland 0.5%

Singapore 1.0%

Switzerland 0.5%

Thailand 0.0%

Sector Allocation[4]
4As a percentage of net assets.

5

Rainier International Discovery Series

Investment Portfolio - October 31, 2020

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 96.0%

Communication Services - 3.8%
Diversified Telecommunication Services - 0.6%
Sarana Menara Nusantara Tbk PT (Indonesia)	42,894,200	$2,872,516
Entertainment - 1.2%
Kahoot! AS (Norway)*	1,019,845	6,259,790
Media - 2.0%
Future plc (United Kingdom)	259,663	6,676,081
Storytel AB (Sweden)*	156,698	3,781,186
		10,457,267
Total Communication Services		19,589,573
Consumer Discretionary - 8.2%
Hotels, Restaurants & Leisure - 0.7%
Domino's Pizza Enterprises Ltd. (Australia)	59,440	3,540,338
Household Durables - 0.4%
Countryside Properties plc (United Kingdom)[1]	517,585	2,260,632
Internet & Direct Marketing Retail - 2.0%
BHG Group AB (Sweden)*	388,492	6,052,144
HelloFresh SE (Germany)*	79,550	4,250,886
		10,303,030
Leisure Products - 1.6%
MIPS AB (Sweden)[1]	186,980	8,043,686
Multiline Retail - 1.2%
Poya International Co. Ltd. (Taiwan)	300,000	6,479,522
Specialty Retail - 0.9%
JUMBO S.A. (Greece)	203,108	2,846,821
Wilcon Depot, Inc. (Philippines)	6,858,428	2,028,203
		4,875,024
Textiles, Apparel & Luxury Goods - 1.4%
Li Ning Co. Ltd. (China)	1,417,500	7,387,925
Total Consumer Discretionary		42,890,157
Consumer Staples - 3.5%
Beverages - 3.0%
Royal Unibrew A/S (Denmark)	131,373	12,810,073
Varun Beverages Ltd. (India)	316,825	2,797,786
		15,607,859
Food & Staples Retailing - 0.5%
Dino Polska S.A. (Poland)*1	52,696	2,897,196
Total Consumer Staples		18,505,055
Financials - 11.3%
Banks - 2.2%
Bank BTPN Syariah Tbk PT (Indonesia)	14,913,209	3,723,960
FinecoBank Banca Fineco S.p.A. (Italy)*	551,234	7,568,349
		11,292,309
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Capital Markets - 4.8%
Avanza Bank Holding AB (Sweden)	328,518	$6,257,059
Euronext N.V. (Netherlands)[1]	113,782	11,847,119
Intermediate Capital Group plc (United Kingdom)	157,372	2,390,385
MLP SE (Germany)	782,131	4,349,038
		24,843,601
Consumer Finance - 0.7%
CreditAccess Grameen Ltd. (India)*	414,910	3,624,514
Diversified Financial Services - 1.9%
Element Fleet Management Corp. (Canada)	773,360	7,284,897
Hypoport SE (Germany)*	5,191	2,717,918
		10,002,815
Insurance - 0.6%
Anicom Holdings, Inc. (Japan)	328,400	3,468,976
Thrifts & Mortgage Finance - 1.1%
Aruhi Corp. (Japan)	318,210	5,713,453
Total Financials		58,945,668
Health Care - 13.5%
Biotechnology - 1.4%
BioGaia AB - Class B (Sweden)	59,347	2,816,162
Genus plc (United Kingdom)	82,199	4,368,461
		7,184,623
Health Care Equipment & Supplies - 5.5%
Arjo AB - Class B (Sweden)	1,315,640	9,351,595
Asahi Intecc Co. Ltd. (Japan)	130,100	4,031,562
Cellavision AB (Sweden)*	67,320	2,103,883
DiaSorin S.p.A. (Italy)	17,927	3,935,476
Nanosonics Ltd. (Australia)*	367,315	1,330,772
Ossur HF (Iceland)	278,352	1,834,179
Revenio Group OYJ (Finland)	82,147	3,362,574
Xvivo Perfusion AB (Sweden)*	101,640	2,578,580
		28,528,621
Health Care Providers & Services - 1.3%
Fagron (Belgium)	306,908	6,813,668
Health Care Technology - 0.7%
Pro Medicus Ltd. (Australia)	145,540	3,322,073
Life Sciences Tools & Services - 1.3%
CELLINK AB - Class B (Sweden)*	238,478	4,810,546
Genovis AB (Sweden)*	661,608	2,063,215
		6,873,761
Pharmaceuticals - 3.3%
ALK-Abello A/S (Denmark)*	27,066	9,056,095
Dechra Pharmaceuticals plc (United Kingdom)	79,737	3,607,136

The accompanying notes are an integral part of the financial statements.

6

Rainier International Discovery Series

Investment Portfolio - October 31, 2020

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals (continued)
Virbac S.A. (France)*	19,775	$4,601,569
		17,264,800
Total Health Care		69,987,546
Industrials - 25.3%
Aerospace & Defense - 1.6%
Avon Rubber plc (United Kingdom)	66,210	3,372,811
INVISIO AB (Sweden)	268,493	4,830,619
		8,203,430
Commercial Services & Supplies - 0.5%
Prestige International, Inc. (Japan)	312,900	2,662,718
Construction & Engineering - 1.0%
Sweco AB- Class B (Sweden)	97,491	4,905,760
Electrical Equipment - 2.2%
Alfen Beheer B.V. (Netherlands)*1	70,118	4,480,955
Voltronic Power Technology Corp. (Taiwan)	201,498	6,911,623
		11,392,578
Machinery - 9.7%
Daifuku Co. Ltd. (Japan)	60,200	6,207,694
Interpump Group S.p.A. (Italy)	207,191	7,825,884
Jungheinrich AG(Germany)	103,710	3,770,585
Nabtesco Corp. (Japan)	186,000	6,948,634
Techtronic Industries Co. Ltd. (Hong Kong)	1,098,500	14,796,072
THK Co. Ltd. (Japan)	206,100	5,470,907
VAT Group AG (Switzerland)[1]	13,140	2,465,261
The Weir Group plc (United Kingdom)*	162,875	3,025,863
		50,510,900
Professional Services- 6.6%
ALS Ltd. (Australia)	1,006,905	6,662,910
Funai Soken Holdings, Inc. (Japan)	89,582	1,937,783
IR Japan Holdings Ltd. (Japan)	39,100	4,329,037
Nihon M&A Center, Inc. (Japan)	85,600	5,026,568
SMS Co. Ltd. (Japan)	114,800	3,379,957
Teleperformance (France)	42,823	12,854,697
		34,190,952
Road & Rail - 0.4%
TFI International, Inc. (Canada)	51,255	2,282,104
Trading Companies & Distributors - 3.3%
Electrocomponents plc (United Kingdom)	858,529	7,537,754
Howden Joinery Group plc (United Kingdom)*	590,890	4,878,317
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Trading Companies & Distributors (continued)
Toromont Industries Ltd. (Canada)	77,885	$4,849,179
		17,265,250
Total Industrials		131,413,692
Information Technology - 19.9%
Electronic Equipment, Instruments & Components - 3.2%
Anritsu Corp. (Japan)	212,600	4,654,338
Halma plc (United Kingdom)	174,044	5,341,012
Ingenico Group S.A. (France)*	18,965	2,726,692
Sinbon Electronics Co. Ltd. (Taiwan)	586,000	3,950,241
		16,672,283
IT Services - 4.9%
BASE, Inc. (Japan)*	26,000	2,786,833
Itochu Techno-Solutions Corp. (Japan)	103,800	3,521,664
Keywords Studios plc (Ireland)	163,417	4,479,730
Megaport Ltd. (Australia)*	222,049	2,110,160
NET One Systems Co. Ltd. (Japan)	97,500	2,915,110
NEXTDC Ltd. (Australia)*	310,940	2,784,105
NHN KCP Corp. (South Korea)	114,070	6,776,536
		25,374,138
Semiconductors & Semiconductor Equipment - 5.1%
ams AG (Austria)*	268,980	5,759,317
ASPEED Technology, Inc. (Taiwan)	93,000	4,501,154
Koh Young Technology, Inc. (South Korea)	45,175	3,179,182
Nordic Semiconductor ASA (Norway)*	370,075	3,892,661
SOITEC (France)*	47,412	6,725,870
Win Semiconductors Corp. (Taiwan)	234,000	2,552,776
		26,610,960
Software - 6.7%
Blue Prism Group plc (United Kingdom)*	133,251	2,665,365
Cybozu, Inc. (Japan)	144,200	4,161,045
The Descartes Systems Group, Inc. (Canada)*	46,035	2,468,468
Freee KK (Japan)*	47,900	3,748,120
Netcompany Group A/S (Denmark)*1	128,453	10,684,097
SimCorp A/S (Denmark)	41,777	4,982,896
Sinch AB (Sweden)*1	34,430	3,268,530
TeamViewer AG (Germany)*1	58,422	2,575,119
		34,553,640
Total Information Technology		103,211,021
Materials - 2.9%
Chemicals - 1.5%
Corbion N.V. (Netherlands)	174,428	7,922,081

The accompanying notes are an integral part of the financial statements.

7

Rainier International Discovery Series

Investment Portfolio - October 31, 2020

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials (continued)
Containers & Packaging - 1.4%
Huhtamaki OYJ (Finland)	149,407	$7,298,139
Total Materials		15,220,220
Real Estate - 2.7%
Equity Real Estate Investment Trusts (REITS) - 1.0%
Keppel DC REIT (Singapore)	2,348,000	4,985,313
Real Estate Management & Development - 1.7%
Grand City Properties S.A. (Germany)	204,758	4,647,701
Katitas Co. Ltd. (Japan)	149,400	4,238,613
		8,886,314
Total Real Estate		13,871,627
Utilities - 4.9%
Independent Power and Renewable Electricity Producers - 4.9%
ERG S.p.A. (Italy)	257,696	5,836,068
Falck Renewables S.p.A. (Italy)	812,156	4,404,129
Innergex Renewable Energy, Inc. (Canada)	308,580	5,563,380
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Utilities (continued)
Independent Power and Renewable Electricity Producers (continued)
Solaria Energia y Medio Ambiente S.A. (Spain)*	492,239	$9,576,838
Total Utilities		25,380,415
TOTAL COMMON STOCKS (Identified Cost $360,316,377)		499,014,974

WARRANTS - 0.0%##

Consumer Discretionary - 0.0%##
Hotels, Restaurants & Leisure - 0.0%##
Minor International PCL - NVDR - Warrants (Expires 09/30/2021) (Thailand)*
(Identified Cost $–)	193,920	1,490

SHORT-TERM INVESTMENT - 3.5%

Dreyfus Government Cash Management, Institutional Shares, 0.02%[2]
(Identified Cost $18,164,039)	18,164,039	18,164,039

TOTAL INVESTMENTS - 99.5% (Identified Cost $378,480,416)		517,180,503
OTHER ASSETS, LESS LIABILITIES - 0.5%		2,359,996
NET ASSETS - 100%		$519,540,499

NVDR - Non-Voting Depositary Receipt

*Non-income producing security.

## Less than 0.1%.

1Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $48,522,595, which represented 9.3% of the Series’ Net Assets.

2Rate shown is the current yield as of October 31, 2020.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries:

Japan - 14.5% and Sweden - 11.7%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

8

Rainier International Discovery Series

Statement of Assets and Liabilities

October 31, 2020

ASSETS:

Investments, at value (identified cost $378,480,416) (Note 2)	$517,180,503
Receivable for securities sold	2,906,489
Foreign tax reclaims receivable	364,006
Dividends receivable	327,822
Receivable for fund shares sold	170,243
Prepaid and other expenses	19,867

TOTAL ASSETS	520,968,930

LIABILITIES:

Accrued management fees (Note 3)	372,263
Accrued sub-transfer agent fees (Note 3)	64,241
Accrued fund accounting and administration fees (Note 3)	44,383
Accrued distribution and service (Rule 12b-1) fees (Class S) (Note 3)	8,002
Accrued Chief Compliance Officer service fees (Note 3)	1,253
Accrued foreign capital gains tax (Note 2)	102,287
Payable for fund shares repurchased	667,584
Payable for securities purchased	329
Other payables and accrued expenses	168,089

TOTAL LIABILITIES	1,428,431

TOTAL NET ASSETS	$519,540,499

NET ASSETS CONSIST OF:

Capital stock	$200,479
Additional paid-in-capital	375,656,619
Total distributable earnings	143,683,401

TOTAL NET ASSETS	$519,540,499

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($36,577,172/1,427,663 shares)	$25.62

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($174,434,919/6,733,378 shares)	$25.91

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($24,962,448/962,582 shares)	$25.93

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z ($283,565,960/10,924,246 shares)	$25.96

The accompanying notes are an integral part of the financial statements.

9

Rainier International Discovery Series

Statement of Operations

For the Year Ended October 31, 2020

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $547,250)	$4,333,915

EXPENSES:

Management fees (Note 3)	4,161,195
Sub-transfer agent fees (Note 3)	178,854
Fund accounting and administration fees (Note 3)	146,712
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	90,285
Directors’ fees (Note 3)	55,147
Chief Compliance Officer service fees (Note 3)	3,264
Custodian fees	179,997
Miscellaneous	395,118

Total Expenses	5,210,572
Less reduction of expenses (Note 3)	(401,865)

Net Expenses	4,808,707

NET INVESTMENT LOSS	(474,792)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments (net of foreign capital gains tax of $387,915)	45,345,646
Foreign currency and translation of other assets and liabilities	(195,003)

45,150,643
Net change in unrealized appreciation (depreciation) on-
Investments (net of decrease in accrued foreign capital gains tax of $183,821)	61,645,199
Foreign currency and translation of other assets and liabilities	22,027

61,667,226

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	106,817,869

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$106,343,077

The accompanying notes are an integral part of the financial statements.

10

Rainier International Discovery Series

Statements of Changes in Net Assets

	FOR THE	FOR THE
	YEAR ENDED	YEAR ENDED
	10/31/20	10/31/19
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income (loss)	$(474,792)	$1,345,604
Net realized gain (loss) on investments and foreign currency	45,150,643	(33,528,594)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	61,667,226	69,042,817

Net increase (decrease) from operations	106,343,077	36,859,827

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	—	(221,837)
Class I	(446,459)	(583,940)
Class W	(188,339)	—
Class Z	(909,875)	(759,439)

Total distributions to shareholders	(1,544,673)	(1,565,216)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(34,488,974)	(109,312,921)

Net increase (decrease) in net assets	70,309,430	(74,018,310)

NET ASSETS:

Beginning of year	449,231,069	523,249,379

End of year	$519,540,499	$449,231,069

The accompanying notes are an integral part of the financial statements.

11

Rainier International Discovery Series

Financial Highlights - Class S*1

	FOR THE YEAR ENDED				FOR THE		FOR THE YEAR ENDED
					PERIOD
					4/1/17 to
	10/31/20		10/31/19	10/31/18	10/31/17		3/31/17		3/31/16
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$20.41		$18.83	$20.61	$16.44		$15.93		$15.45

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.11)		(0.07)	(0.01)	0.02		(0.02)		(0.09)
Net realized and unrealized gain (loss) on investments	5.32		1.67	(1.77)	4.15		0.53		0.58
Total from investment operations	5.21		1.60	(1.78)	4.17		0.51		0.49

Less distributions to shareholders:
From net investment income	—		(0.02)	—	—		—		—
From net realized gain on investments	—		—	—	—		—		(0.01)
Total distributions to shareholders	—		(0.02)	—	—		—		(0.01)

Net asset value - End of period	$25.62		$20.41	$18.83	$20.61		$16.44		$15.93
Net assets - End of period (000’s omitted)	$36,577		$39,387	$193,071	$120,399		$78,260		$99,944
Total return[3]	25.53%		8.53%	(8.64% )	25.36%		3.14%		3.22%

Ratios (to average net assets)/Supplemental Data:
Expenses**	1.40%		1.40%	1.40%	1.49%	[4,5]	1.51%	[5]	1.50%
Net investment income (loss)	(0.48%	)	(0.36% )	(0.05% )	0.20%	[4]	(0.12%	)	(0.56% )
Series portfolio turnover	91%		102%	73%	46%		123%		93%

*Effective March 1, 2019, Class K shares of the Series have been redesignated as Class S Shares.

**The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.05%		0.04%	0.03%	0.21%	[4]	0.14%		0.14%

1Rainier International Discovery Fund (“the Predecessor Fund”) transferred its assets and liabilities to the Series at the close of business on August 21, 2017. Because the Series had no investment operations prior to the Reorganization, and based on the similarity of the Series to the Predecessor Fund, the Predecessor Fund is treated as the survivor for accounting and performance reporting purposes. Class S shares of the Series (formerly Class K) were formerly Class A shares of the Predecessor Fund.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

5Expense ratio exceeds expense limitation due to recognition of expenses related to the Reorganization of the Fund. The majority of the expenses incurred by the Series in connection with the reorganization were paid by the Advisor. The Series paid certain expenses, including half of the cost of the proxy, such as printing and solicitation, and all of the legal fees incurred in connection to the reorganization.

The accompanying notes are an integral part of the financial statements.

12

Rainier International Discovery Series

Financial Highlights - Class I1

	FOR THE YEAR ENDED				FOR THE		FOR THE YEAR ENDED
					PERIOD
					4/1/17 to
	10/31/20		10/31/19	10/31/18	10/31/17		3/31/17		3/31/16
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$20.64		$19.04	$20.81	$16.58		$16.02		$15.50

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.05)		0.06	0.07	0.05		0.00	[3]	(0.03)
Net realized and unrealized gain (loss) on investments	5.38		1.61	(1.81)	4.18		0.56		0.56
Total from investment operations	5.33		1.67	(1.74)	4.23		0.56		0.53

Less distributions to shareholders:
From net investment income	(0.06)		(0.07)	(0.03)	—		—		—
From net realized gain on investments	—		—	—	—		—		(0.01)
Total distributions to shareholders	(0.06)		(0.07)	(0.03)	—		—		(0.01)

Net asset value - End of period	$25.91		$20.64	$19.04	$20.81		$16.58		$16.02
Net assets - End of period (000’s omitted)	$174,435		$154,009	$161,390	$189,955		$114,487		$76,624
Total return[4]	25.88%		8.81%	(8.38% )	25.51%		3.43%		3.47%

Ratios (to average net assets)/Supplemental Data:
Expenses*	1.15%		1.14%	1.12%	1.24%	[5,6]	1.26%	[6]	1.25%
Net investment income (loss)	(0.22%	)	0.31%	0.30%	0.41%	[5]	0.01%		(0.19% )
Series portfolio turnover	91%		102%	73%	46%		123%		93%

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.00%	[7]	0.03%	N/A	0.11%	[5]	0.07%		0.06%

1Rainier International Discovery Fund (“the Predecessor Fund”) transferred its assets and liabilities to the Series at the close of business on August 21, 2017. Because the Series had no investment operations prior to the Reorganization, and based on the similarity of the Series to the Predecessor Fund, the Predecessor Fund is treated as the survivor for accounting and performance reporting purposes. Class I shares of the Series were formerly Institutional shares of the Predecessor Fund.

2Calculated based on average shares outstanding during the periods.

3Less than $0.01.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods. Periods less than one year are not annualized.

5Annualized.

6Expense ratio exceeds expense limitation due to recognition of expenses related to the Reorganization of the Fund. The majority of the expenses incurred by the Series in connection with the reorganization were paid by the Advisor. The Series paid certain expenses, including half of the cost of the proxy, such as printing and solicitation, and all of the legal fees incurred in connection to the reorganization.

7Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

13

Rainier International Discovery Series

Financial Highlights - Class W

	FOR THE	FOR THE
	YEAR	PERIOD
	ENDED	3/1/19[1] TO
	10/31/20	10/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$20.59	$19.34

Income from investment operations:
Net investment income[2]	0.19	0.22
Net realized and unrealized gain (loss) on investments	5.36	1.03
Total from investment operations	5.55	1.25

Less distributions to shareholders:
From net investment income	(0.21)	—

Net asset value - End of period	$25.93	$20.59
Net assets - End of period (000’s omitted)	$24,962	$18,095
Total return[3]	27.17%	6.46%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%	[4]
Net investment income	0.84%	1.65%	[4]
Series portfolio turnover	91%	102%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.97%	1.00%	[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

14

Rainier International Discovery Series

Financial Highlights - Class Z*

	FOR THE YEAR ENDED			FOR THE
				PERIOD
				8/21/17[1]
				TO
	10/31/20	10/31/19	10/31/18	10/31/17
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$20.67	$19.06	$20.82	$19.40

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.01)	0.09	0.03	0.01
Net realized and unrealized gain (loss) on investments	5.38	1.61	(1.75)	1.41
Total from investment operations	5.37	1.70	(1.72)	1.42

Less distributions to shareholders:
From net investment income	(0.08)	(0.09)	(0.04)	—

Net asset value - End of period	$25.96	$20.67	$19.06	$20.82
Net assets - End of period (000’s omitted)	$283,566	$237,740	$168,789	$21
Total return[3]	26.06%	8.99%	(8.29% )	7.32%

Ratios (to average net assets)/Supplemental Data:
Expenses**	1.00%	1.00%	1.00%	1.00%	[4]
Net investment income (loss)	(0.05% )	0.48%	0.16%	0.14%	[4]
Series portfolio turnover	91%	102%	73%	46%

*Effective August 21, 2018, Class R6 shares of the Series have been redesignated as Class Z shares.

**The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.07%	0.08%	0.04%	0.17%	[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

15

Rainier International Discovery Series

Notes to Financial Statements

1.	Organization

Rainier International Discovery Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to seek long-term capital appreciation.

The Series is authorized to issue four classes of shares (Class S, I, W and Z). Each class is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2020, 6.3 billion shares have been designated in total among 15 series, of which 100 million have been designated as Rainier International Discovery Series Class I common stock, Rainier International Discovery Series Class S (formerly Class K) common stock, Rainier International Discovery Series Class W common stock and Rainier International Discovery Series Class Z (formerly Class R6) common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities

16

Rainier International Discovery Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is applied as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities

The following is a summary of the valuation levels used for major security types as of October 31, 2020 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Common stocks:
Communication Services	$19,589,573	$—	$19,589,573	$—
Consumer Discretionary	42,890,157	—	42,890,157	—
Consumer Staples	18,505,055	—	18,505,055	—
Financials	58,945,668	7,284,897	51,660,771	—
Health Care	69,987,546	—	69,987,546	—
Industrials	131,413,692	7,131,283	124,282,409	—
Information Technology	103,211,021	2,468,468	100,742,553	—
Materials	15,220,220	—	15,220,220	—
Real Estate	13,871,627	—	13,871,627	—
Utilities	25,380,415	5,563,380	19,817,035	—
Warrants:
Consumer Discretionary	1,490	—	1,490	—
Short-Term Investment	18,164,039	18,164,039	—	—
Total assets	$517,180,503	$40,612,067	$476,568,436	$—

#Includes certain foreign equity securities for which a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading.

There were no Level 3 securities held by the Series as of October 31, 2019 or October 31, 2020.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

17

Rainier International Discovery Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2020, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the year ended March 31, 2017, the period ended October 31, 2017 and the years ended October 31, 2018 through October 31, 2020. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax. The Series is subject to a tax imposed on short term capital gains on securities of issuers domiciled in India. The Series records an estimated deferred tax liability for securities that have been held for less than a year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount is reported in Accrued foreign capital gains tax in the accompanying Statement of Assets and Liabilities. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is

18

Rainier International Discovery Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications (continued)

unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.90% of the Series’ average daily net assets. The investment sub-advisor of the Series is Rainier Investment Management, LLC (“Rainier” or the “Sub-Advisor”). The Advisor pays the Sub-Advisor out of the fee received from the Series at an annual rate of 0.70% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor maintain the Series' organization and select and oversee the Sub-Advisor, who provides the Series with advice and assistance in the choice of investments and the execution of securities transactions. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor and/or Sub-Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor and/or Sub- Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an amount not to exceed 0.15% of the average daily net assets of the Class S shares and Class I shares. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund.

The Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Series' expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), to 1.15% of the average daily net assets of the Class I and Class S shares, 1.00% of the average daily net assets of the Class Z shares, and 0.10% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

19

Rainier International Discovery Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Pursuant to these agreements, the Advisor waived $190,846 in management fees for Class W shares for the year ended October 31, 2020. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $17,196, $6,900, $14,579 and $172,344 for Class S, Class I, Class W, and Class Z shares, respectively, for the year ended October 31, 2020. These amounts are included as a reduction of expenses on the Statement of Operations. For the year ended October 31, 2020, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

As of October 31, 2020, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRES OCTOBER 31,
	2022	2023
Class S	$21,581	$17,196
Class I	44,220	6,900
Class W	9,606	14,579
Class Z	149,233	172,344

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement dated February 13, 2020, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended October 31, 2020, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $402,184,720 and $430,490,917, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class W and Class Z shares of Rainier International Discovery Series were:

CLASS S (FORMERLY CLASS K)	FOR THE YEAR ENDED 10/31/20		FOR THE YEAR ENDED 10/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	579,471	$12,599,423	1,280,251	$23,704,928
Reinvested	—	—	12,524	221,424
Repurchased	(1,081,951)	(22,724,547)	(9,618,012)	(181,537,350)
Total	(502,480)	$(10,125,124)	(8,325,237)	$(157,610,998)

20

Rainier International Discovery Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

CLASS I	FOR THE YEAR ENDED 10/31/20		FOR THE YEAR ENDED 10/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,898,683	$43,505,520	4,155,465	$79,344,260
Reinvested	18,082	394,018	27,468	490,020
Repurchased	(2,645,087)	(56,494,016)	(5,197,891)	(100,580,593)
Total	(728,322)	$(12,594,478)	(1,014,958)	$(20,746,313)

CLASS W	FOR THE YEAR ENDED 10/31/20		FOR THE PERIOD 3/1/19 (COMMENCEMENT OF OPERATIONS) TO 10/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	209,873	$4,926,137	906,002	$17,700,743
Reinvested	8,711	188,339	—	—
Repurchased	(134,887)	(3,355,984)	(27,117)	(549,662)
Total	83,697	$1,758,492	878,885	$17,151,081

CLASS Z	FOR THE YEAR ENDED 10/31/20		FOR THE YEAR ENDED 10/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,892,412	$65,335,375	4,980,668	$96,859,767
Reinvested	16,182	352,926	11,075	197,579
Repurchased	(3,485,927)	(79,216,165)	(2,343,507)	(45,164,037)
Total	(577,333)	$(13,527,864)	2,648,236	$51,893,309

At October 31, 2020, one shareholder account owned 20.1% of the Series. In addition, the Advisor and its affiliates owned less than 0.1% of the Series. Investment activities of these shareholders may have a material effect on the Series.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund (with the exception of Credit Series) may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in August 2021 unless extended or renewed. During the year ended October 31, 2020, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2020.

21

Rainier International Discovery Series

Notes to Financial Statements (continued)

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, wash sales, foreign taxes and investments in passive foreign investment companies (PFICs). The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/20	FOR THE YEAR ENDED 10/31/19
Ordinary income	$1,544,673	$1,565,216

At October 31, 2020, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$384,022,899
Unrealized appreciation	148,223,006
Unrealized depreciation	(15,065,402)

Net unrealized appreciation	$133,157,604
Undistributed ordinary income	$209,989
Undistributed long-term capital gains	$10,406,673

At October 31, 2020, the capital loss carryover utilized in the current year was $33,708,740.

10.	Market Event

In March 2020, the World Health Organization declared COVID-19 (a novel coronavirus) to be a pandemic. The situation is dynamic. Global financial markets have experienced and may continue to experience significant volatility resulting from the spread of COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Series’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Series’ service providers and disrupt the Series’ operations. Management of the Series will continue to monitor the impact of COVID-19.

22

Rainier International Discovery Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Rainier International Discovery Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Rainier International Discovery Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods presented ended on or after October 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods presented ended on or after October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

The financial statements as of and for the period ended March 31, 2017 and financial highlights for each of the periods ended on or prior to March 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated May 22, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

December 14, 2020

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

23

Rainier International Discovery Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $2,437,902 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

The Series has elected to pass through to its shareholders, foreign source income of $4,792,612 and foreign taxes paid of $893,229 for the year ended October 31, 2020.

The Series designates $10,927,007 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Code for the fiscal year ended October 31, 2020.

24

Rainier International Discovery Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) Special meeting, held on April 22, 2020 (the “April 22nd Board Meeting”), a new Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) and a new Sub-Advisory Agreement between the Advisor and Rainier Investment Management LLC (the “Sub-Advisor”)(collectively, the “New Agreements”) on behalf of the Rainier International Discovery Series (the “Series”) were considered for approval by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). The Board was asked to consider the New Agreements because of a transaction that impacted Manning & Napier, Inc. (“MN Inc.”), the ultimate parent company of the Advisor.

In March of this year, William Manning, who is the co-founder of MN Inc. and then Chairman of the MN Inc. Board of Directors, delivered to the company an exchange notice under the terms of the exchange agreement (the “Exchange Agreement”) that was entered into at the time that MN Inc. became a public company in 2011. Pursuant to the Exchange Agreement, Mr. Manning indicated that he would tender the entirety of his private interests in Manning & Napier Group, LLC (“MN Group”), the managing member of the Advisor, exchangeable for cash or shares of MN Inc. Class A common stock. On April 9, 2020, MN Inc. delivered to Mr. Manning a letter indicating that, as permitted under the Exchange Agreement, it would satisfy Mr. Manning’s exchange request by purchasing all of Mr. Manning’s private interests in MN Group (the “Transaction”). The Transaction settled on May 11, 2020, which resulted in the divestiture of Mr. Manning’s entire ownership in MN Group.

The Transaction was deemed to result in a change of control of the Advisor and Sub-Advisor under the 1940 Act, and therefore resulted in the assignment and automatic termination of the investment advisory agreement and sub-advisory agreement pursuant to which the Advisor and Sub-Advisor provided advisory services to the Series (the “Existing Agreements”). The Board was asked to consider the approval of the New Agreements, to become effective upon shareholder approval, so that the Advisor and Sub-Advisor’s management of the Series would continue without any interruption.

Because the Existing Agreements terminated at the time of the closing of the Transaction on May 11, 2020, and prior to the time that shareholders had an opportunity to approve the New Agreements, at a meeting held on April 17, 2020, in reliance on Rule 15a-4 under the 1940 Act, the Board approved an “interim” investment management agreement and sub-advisory agreement (the “Interim Advisory Agreements”). These Interim Advisory Agreements permitted the Advisor and Sub-Advisor to continue to provide investment advisory services to the Series for a period of 150 days after the Transaction closed, while the Series solicited shareholder votes to approve the New Agreements.

As discussed in greater detail below, at the April 22nd Board Meeting, the Board, including all of the Independent Directors, approved the New Agreements, and unanimously recommended the approval of the New Agreements to the Series’ shareholders.

In preparation for the April 22nd Board Meeting, the Directors requested that the Advisor and Sub-Advisor furnish information necessary to evaluate the terms of the New Agreements. The Board also considered information that the Board previously reviewed in connection with its most recent approval of the Existing Agreements, which occurred at an in-person meeting held on November 21, 2019. Additionally, as part of that prior approval, the Directors conducted a working session on October 25, 2019 during which they reviewed and discussed extensive information provided by the Advisor and Sub-Advisor that was requested on their behalf. The Directors used this information, as well as other information submitted to the Board in connection with the April 22nd Board Meeting and other meetings held since the most recent renewals of the Existing Agreements, to help them decide whether to approve the New Agreements for an initial two-year term.

Specifically, the Board requested and received written materials from the Advisor and Sub-Advisor regarding, among other things: (i) the terms, conditions, and expected timing of the Transaction; (ii) the nature, extent and quality of the services to be provided by the Advisor and Sub-Advisor under the New Agreements; (iii) the proposed advisory fee to be paid to the Advisor and the proposed sub-advisory fee paid to the Sub-Advisor under the New Agreements; (iv) the Advisor and Sub-Advisor’s compliance program; and (v) the Advisor and Sub-Advisor’s investment management personnel.

25

Rainier International Discovery Series

Renewal of Investment Advisory Agreement

(unaudited)

At the April 22nd Board Meeting, the Directors, including all of the Independent Directors, based on their evaluation of the information provided by the Advisor, Sub-Advisor and other service providers of the Series, approved the New Agreements. As part of their evaluation, the Independent Directors received advice from independent counsel and met in executive session outside the presence of Fund management. In considering the approval of the New Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Advisor and Sub-Advisor; (ii) the investment performance of the Series, the Advisor and the Sub-Advisor; and (iii) the fees to be paid to the Advisor and Sub-Advisor under the New Agreements, as discussed in further detail below. In addition, the Board, in considering the New Agreements in the context of the Transaction, relied upon representations from the Advisor and Sub-Advisor that: (i) the Transaction was not expected to result in any material changes to the nature, quality and extent of services provided to the Series by the Advisor and Sub-Advisor that are discussed below; (ii) the Advisor and Sub-Advisor did not anticipate any material changes to their compliance programs or code of ethics in connection with the Transaction; and (iii) the portfolio managers for the Series were not expected to change in connection with the Transaction.

Nature, Extent and Quality of Services Provided by the Advisor and Sub-Advisor

In considering the nature, extent and quality of the services to be provided by the Advisor and Sub-Advisor, the Board reviewed the portfolio management services to be provided by the Advisor and Sub-Advisor to the Series, including the quality of the continuing portfolio management personnel and the Advisor and Sub-Advisor’s compliance history and compliance program. The Directors reviewed the terms of the proposed New Agreements and noted that the New Agreements do not materially differ from the Existing Agreements. The Directors also reviewed the Advisor and Sub-Advisor’s investment and risk management approaches for the Series. The most recent investment adviser registration form (Form ADV) for the Advisor and Sub-Advisor were also available to the Board. The Directors also considered other services to be provided to the Series by the Advisor specifically, such as monitoring the Sub-Advisor’s adherence to the Series’ investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to each Series by the Advisor and Sub-Advisor under the New Agreements support approval of the New Agreements.

Investment Performance of the Advisor and Sub-Advisor

In connection with its most recent approval of the continuation of the Existing Agreement and other meetings held during the course of the trailing 12-month period, the Board was provided with reports regarding the Series’ performance over various time periods. As part of these meetings, the Advisor, the Sub-Advisor and their representatives provided information regarding and, as applicable, led discussions of factors impacting the Advisor and Sub-Advisor’s performance for the Series, outlining current market conditions and explaining their expectations and strategies for the future. The Directors determined that it was appropriate to take into account its consideration of the Advisor and Sub-Advisor’s performance at meetings held prior to the April 22nd Board Meeting. The Board also reviewed detailed performance information for the Series through March 31, 2020. In doing so, the Directors determined that the Advisor and Sub-Advisor’s performance was satisfactory. Based on this information and the Advisor and Sub-Advisor’s representations that the portfolio managers for the Series were not expected to change in connection with the Transaction, the Board concluded, within the context of its full deliberations, that the investment results that the Advisor and Sub-Advisor had been able to achieve for the Series support approval of the New Agreements.

Costs of Advisory Services, Profitability and Economies of Scale

With respect to the cost of advisory services, the Board considered that the investment advisory fees payable to the Advisor and the investment sub-advisory fees payable to the Sub-Advisor under the New Agreements are the same as the fees payable to the Advisor and Sub-Advisor under the Existing Agreements. With respect to profitability and economies of scale, the Board considered the Advisor and Sub-Advisor’s profitability and economies of scale from management of the Series when the Board most recently approved the continuation of the Existing Agreements. Accordingly, the Directors did not make any conclusions regarding the Advisor and Sub-Advisor’s profitability, or the extent to which economies of scale would be realized, in consideration of the Transaction, but will do so during future considerations of the New Agreements.

26

Rainier International Discovery Series

Renewal of Investment Advisory Agreement

(unaudited)

Conclusion

While formal Board action was not taken with respect to the conclusions discussed above, those conclusions formed, in part, the basis for the Board’s approval of the New Agreements at the April 22nd Board Meeting. The Board concluded, in the exercise of its reasonable judgment, that the terms of the New Agreements, including the compensation to be paid thereunder, is reasonable in relation to the services expected to be provided by the Advisor and the Sub-Advisor to the Series and that the appointment of the Advisor and the Sub-Advisor and the approval of the New Agreements would be in the best interest of the Series and its shareholders. Based on the Directors’ deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, including all of the Independent Directors, unanimously approved (a) the appointment of the Advisor as investment adviser to the Series, (b) the appointment of the Sub-Advisor as to the Series, and (c) the New Agreements.

The Board did not indicate that any single factor was determinative of its decision to approve the New Agreements, but indicated that the Board based its determination on the total mix of information available to it.

The New Agreements became effective upon shareholder approval received at the June 30, 2020 Shareholder Meeting.

27

Rainier International Discovery Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since November 2018[1]
Principal Occupation(s) During Past 5 Years:

Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004 – 2006) – Manning & Napier Advisors, LLC and affiliates

 Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer

Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997 – 2019) – Ashley Companies (property management and investment)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Ashley Companies since 1997

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017 Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 – PMSV Holdings LLC (investments); Managing Member (2010 – 2016) – Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) since 2000; PureEarth(non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000 – 2017);

28

Rainier International Discovery Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	82
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Partner (1995 – 2006 & 2013 – 2018); Senior Counsel (2006 – 2012) – McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit) since 2007; Amherst Early Music, Inc. (non-profit) since 2009; Gotham Early Music Scene, Inc. (non-profit) since 2009; S’Cool Sounds, Inc. (non-profit) since 2017

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	85
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President since 1994 – The Greening Group (business consultants); Partner since 2006 – The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:

Rochester Institute of Technology (university) since 1972; Culinary Institute of America (non-profit college) since 1985; George Eastman Museum (museum) since 1988; National Restaurant Association (restaurant trade organization) (1978-2020)

Name:	Russell O. Vernon
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Governance & Nominating Committee Member since April 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009 – 2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015 – 2020) – National Purple Heart Hall of Honor, Inc. (military)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003 – 2011) – General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:

Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015 – 2019);

29

Rainier International Discovery Series

Directors’ and Officers’ Information

(unaudited)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	33
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Regulatory Administration Manager since 2018; Fund Administration Manager (2015 – 2018); Mutual Fund Compliance Specialist (2009 – 2015) – Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011 – 2016) – Manning & Napier Fund, Inc.; Corporate Secretary, Director since 2019 – Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014 – 2018); Compliance Supervisor (2013 – 2014); Broker-Dealer Compliance Supervisor (2011 – 2013); Broker-Dealer Compliance Analyst (2010 – 2011) – Manning & Napier Advisors, LLC & Affiliates; Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007 – 2009) – Wall Street Financial Group; Compliance Specialist (2003 – 2007) – Manning & Napier Advisors, LLC & Affiliates

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	32
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017 – 2019)
Principal Occupation(s) During Past 5 Years:	Managing Director of Operations since 2019; Director of Funds Group (2017 – 2019); Fund Product and Strategy Manager (2014 – 2017); Senior Product and Strategy Analyst (2013 – 2014); Product and Strategy Analyst (2011 – 2013) – Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.

Name:	Troy Statczar
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Director, Foreside Treasurer Services since 2020 – Foreside Financial Group; Director of Fund Administration (2017 – 2019) – Thornburg Investment Management, Inc.; Director of U.S. Operations (2008-2017) – Henderson Global Investors N.A., Inc

30

Rainier International Discovery Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	Attorney since 2018 – Manning & Napier Advisors, LLC and affiliates; Counsel (2017 – 2018) – Harter Secrest and Emery LLP; Legal Counsel (2010 – 2017) – Manning & Napier Advisors, LLC and affiliates
Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

*Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

31

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33

Rainier International Discovery Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End

2.	Fund Holdings - Quarter-End

3.	Shareholder Report - Annual

4.	Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNIDS-10/20-AR

34

ITEM 2:	CODE OF ETHICS

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 13(a)(1).

(b)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(c)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2 (a) above were granted.

(d)	Not applicable to the registrant due to the response given in 2 (c) above.

ITEM 3:	AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant's Board of Directors to be Audit Committee Financial Experts as defined in this item. The current members of the Audit Committee are: Stephen B. Ashley, Paul A. Brooke, Peter L. Faber, Harris H. Rusitzky, Russell O. Vernon, and Chester N. Watson. All Audit Committee members are independent under applicable rules. This designation will not increase the designee's duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

Item 4:	Principal Accountant Fees and Services

●	Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. (Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series, Pro-Blend® Maximum Term Series, Blended Asset Conservative Series, Blended Asset Moderate Series, Blended Asset Extended Series, Blended Asset Maximum Series, Equity Series, Overseas Series, Disciplined Value Series, Rainier International Discovery Series, Target Income Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 series, Target 2045 Series, Target 2050 Series, Target 2055 Series, and Target 2060 Series collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended October 31, 2020 and 2019 were:

	2020	2019

Audit Fees (a)	$351,526	$582,638

Audit Related Fees (b)	$0	$0

Tax Fees (c)	$332,057	$316,099

All Other Fees (d)	$0	$0

	$683,583	$898,738

(a)	Audit Fees

These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees

These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above.

(c)	Tax Fees

The tax services provided by PWC relate to professional services rendered for tax compliance, tax advice, tax planning and shareholder reporting.

(d)	All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2020 and 2019.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee

The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Fund’s operations and financial reporting; and
ii)	Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, LLC, and entities in a control relationship with the advisor (“service affiliate”) that provide ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2020	2019

Audit Related Fees	$115,500	$0

Tax Fees	$0	$0

	$115,500	$0

The Audit Related Fees for the year ended October 31, 2020 were for work related to a fund liquidation and merger. There were no Audit Related fees for the year ended October 31, 2019.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2020 and 2019.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2020 and 2019 were $332,057 and $316,099, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $115,500 and $0, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, which did not require pre-approval, are compatible with maintaining PwC’s independence.

Item 5:	Audit Committee of Listed registrants

Not applicable.

Item 6:	Investments

(a)	See Investment Portfolios under Item 1 on this Form N-CSR.

(b)	Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed- End Management Investment Companies

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:	Controls and Procedures

(a) Based on their evaluation of the Funds’ disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds’ Principal Executive Officer and Principal Financial Officer have concluded that the Funds’ disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds’ officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the period covered by this report, there have been no changes in the Funds’ internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds’ internal control over financial reporting.

ITEM 12:	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 13:	Exhibits

(a)(1) Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification of the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX- 99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/ Paul J. Battaglia

Paul J. Battaglia

President & Principal Executive Officer of Manning & Napier Fund, Inc.

Date: 12/18/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Paul J. Battaglia

Paul J. Battaglia

President & Principal Executive Officer of Manning & Napier Fund, Inc.

Date: 12/18/2020

/s/ Troy M. Statczar

Troy M. Statczar

Treasurer and Principal Financial Officer of Manning & Napier Fund, Inc.

Date: 12/18/2020